UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street

15th Floor

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2018

Active Equity Multi-Manager Funds
Multi-Manager International Equity
Multi-Manager U.S. Dynamic Equity
Multi-Manager U.S. Small Cap Equity

Active Equity Multi-Manager Funds

∎	MULTI-MANAGER INTERNATIONAL EQUITY

∎	MULTI-MANAGER U.S. DYNAMIC EQUITY

∎	MULTI-MANAGER U.S. SMALL CAP EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Active Equity Multi-Manager Funds

Market Review

The capital markets held up well during the six months ended April 30, 2018 (the “Reporting Period”) despite a resurgence in volatility.

When the Reporting Period began in November 2017, U.S. equity markets marched higher, extending their record highs of the calendar year on the heels of strong corporate earnings growth and positive business sentiment. Bullish market sentiment was further augmented by the passage of a tax reform bill in December 2017. The Federal Reserve’s (“Fed”) decision in the same month to raise short-term interest rates by a quarter of a percentage point did little to temper the rally, as the rate hike was largely driven by the Fed’s positive outlook for U.S. economic growth and a strong jobs market. In the first months of the Reporting Period, the information technology and consumer discretionary sectors drove U.S. equity gains, as growth-oriented stocks outperformed their value counterparts. In non-U.S. developed markets, financials stocks rallied, with European equity markets benefiting from the easing of political concerns thanks to the formation of a ruling coalition in Germany and positive Brexit-related developments. (Brexit refers to the U.K.’s efforts to leave the European Union.) In late January 2018, the U.S. dollar fell to a three-year low versus other developed markets currencies based both on concerns about rhetoric from the U.S. Treasury Secretary, who said he favored a weak U.S. dollar, as well as on what investors perceived as the erosion of the U.S. dollar’s yield relative to those of other currencies.

Volatility returned to the capital markets in February 2018 amid bond market jitters and a significant sell-off in the global equity markets. The turbulence persisted through most of the second half of the Reporting Period, with equity market swings largely influenced by a rise in the 10-year U.S. Treasury yield, which ultimately breached 3% in late April 2018 — the first time it had done so since 2014. The U.S. Administration’s announcement of steel and aluminum tariffs, which stoked fears of a global trade war, compounded equity investors’ concerns. In March 2018, at Jerome Powell’s first policy meeting as Fed chair, the U.S. central bank raised short-term interest rates by another quarter percentage point. Although U.S. and international stocks generated negative returns during the second half the Reporting Period, they finished the Reporting Period overall in positive territory. Meanwhile, commodity prices broadly pushed higher due to a combination of U.S. sanctions on Russia, trade disputes and continuing tightness in oil supplies.

Credit markets generally sold off during the Reporting Period overall, as a more hawkish Fed continued to forecast additional interest rate hikes against the backdrop of strong economic growth and increasing signs of inflation. (Hawkish tends to suggest higher interest rates; opposite of dovish.) Credit spreads, or yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity, were relatively flat during the Reporting Period, as enthusiasm about U.S. tax reform offset idiosyncratic corporate earnings pressure in the information technology and retail industries. In the U.S., demand for high yield corporate bonds waned, as investors sought out securities with less interest rate duration, such as floating rate loans. (Duration measures sensitivity to changes in interest rates.) In addition, while floating rate loan spreads versus LIBOR widened, this was more than offset by a significant increase in LIBOR itself, which helped to make floating rate loans one of the strongest performing fixed income sectors of the Reporting Period. (LIBOR is London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements.) Outside the U.S., emerging markets credit spreads, or yield differentials versus U.S. Treasuries, widened marginally, as rising U.S. interest rates proved to

1

MARKET REVIEW

be a headwind for emerging markets debt. Weakness in the U.S. dollar during the Reporting Period overall boosted the performance of local bonds relative to hard currency bonds.

Public real estate markets were driven largely by fundamentals during the Reporting Period overall, as investors’ search for yield abated. Dispersion among returns across yield quintiles, or market segments, remained modest, with lower yielding, higher quality real estate investment trusts (“REITs”) slightly outperforming. Global real estate markets were up modestly for the Reporting Period overall due in large part to a rally within industrial REITs, which benefited from ongoing e-commerce demand and higher barriers to entry for competitive new supply. Health care REITs were challenged during the Reporting Period overall by weaker supply/demand dynamics and investor concerns about rising interest rates. Regionally, Japan and continental Europe drove real estate markets during the Reporting Period as a whole, while U.S. real estate lagged substantially.

Looking Ahead

At the end of the Reporting Period, investors appeared to be monitoring U.S. political developments and their possible impact on global markets. A key issue was whether the U.S. would exit the “Iran Deal,” a 2015 accord with Iran that sought to curb that country’s nuclear weapons program, and then resume economic sanctions, which could potentially cause geopolitical and economic conflicts with U.S. allies that trade with Iran. (On May 8, 2018, after the end of the Reporting Period, the President said the U.S. would withdraw from the Iran Deal and reinstate economic sanctions.) U.S. trade policy also remained in the news after the President delayed until June 2018 the imposition of steel and aluminum tariffs on the European Union, Mexico and Canada. From an economic perspective, investors continued to watch for any increase in U.S. inflation or slowdown in European economic growth, as these two factors could determine the severity and pace of Fed and European Central Bank monetary policy action.

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PORTFOLIO RESULTS

Multi-Manager International Equity Fund

Investment Objective and Principal Strategy

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager International Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class P Shares (formerly Institutional Shares) generated a cumulative total return of 2.58%. The return compares to the 3.41% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index (the “MSCI® EAFE® Index” (Net, USD, Unhedged) (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, which are unaffiliated investment managers that employ an international equity investment strategy. During the Reporting Period, the Fund allocated capital to three Underlying Managers as part of its top-level strategy allocation — Causeway Capital Management LLC (“Causeway”), Massachusetts Financial Services Company doing business as MFS Investment Management (“MFS”) and WCM Investment Management (“WCM”).

All three of the Underlying Managers with allocated capital during the Reporting Period generated positive absolute returns. However, on a relative basis, only growth oriented Underlying Manager WCM outperformed the Index. Value-oriented Causeway and core-oriented MFS underperformed the Index, with Causeway lagging the most. The Index serves as the benchmark index for all three Underlying Managers.

Q	Which international equity strategies most significantly affected Fund performance?

A	The Fund’s results were driven by value-oriented manager Causeway, which lagged the Index due to poor stock selection in information technology and consumer staples. Causeway’s overweight in telecommunication services also detracted from its relative returns. These negative results were partially offset by effective stock selection in the financials sector.

Core-oriented manager MFS underperformed the Index as well. Weak stock selection in consumer discretionary, coupled with an overweight in the consumer staples sector, detracted from relative performance. Effective stock selection in the financials sector partly offset these negative results.

Growth-oriented manager WCM outperformed the Index during the Reporting Period, benefiting from strong stock selection in health care and information technology. This was offset somewhat by weak stock selection in the materials sector, which detracted.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts during the Reporting Period to take positions in select non-U.S. markets. The use of these derivatives did not have a material impact on the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	There were no changes in the Fund’s allocations during the Reporting Period. At the beginning and end of the Reporting Period, the Fund’s assets were allocated approximately 44% to Causeway, 25% to MFS and 30% to WCM. The remainder of the Fund’s assets were invested in cash and cash equivalents.

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PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was more defensively positioned than the Index. Compared to the Index, the Fund was overweight information technology, industrials and health care, while underweight financials and utilities. On a regional basis, the Fund was significantly underweight Japan and developed Asia, while maintaining out-of-Index exposure to emerging markets and North America. From a market capitalization perspective, the Fund was overweight at the end of the Reporting Period in mega cap stocks and maintained an underweight relative to the Index in mid-cap companies.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the international equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

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FUND BASICS

Multi-Manager International Equity Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	MSCI® EAFE® Index (Net, USD, Unhedged)[2]
Class P Shares	2.58%	3.41%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The MSCI® EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Since Inception	Inception Date
Class P Shares	16.75%	7.01%	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Class P Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class P Shares	0.57%	0.82%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/18[5]
Holding	% of Net Assets	Line of Business
LVMH Moet Hennessy Louis Vuitton SE	1.8%	Textiles, Apparel & Luxury Goods
AIA Group Ltd.	1.8	Insurance
Nestle SA	1.8	Food Products
Volkswagen AG	1.7	Automobiles
Schneider Electric SE	1.7	Electrical Equipment
Linde AG	1.6	Chemicals
Roche Holding AG	1.5	Pharmaceuticals
Novartis AG	1.5	Pharmaceuticals
Pernod Ricard SA	1.5	Beverages
Experian PLC	1.5	Professional Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[6]
As of April 30, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments

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PORTFOLIO RESULTS

Multi-Manager U.S. Dynamic Equity Fund

Investment Objective and Principal Strategy

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager U.S. Dynamic Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class P Shares (formerly Institutional Shares) generated a cumulative total return of 3.85%. This return compares to the 3.82% cumulative total return of the Fund’s benchmark, the S&P 500® Total Return Index (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, which are unaffiliated investment managers that employ a dynamic equity investment strategy. During the Reporting Period, the Fund allocated capital to three Underlying Managers as part of its top-level strategy allocation — Sirios Capital Management, L.P. (“Sirios”), Smead Capital Management, Inc. (“Smead”) and Lazard Asset Management LLC (“Lazard”).

All three of the Underlying Managers with allocated capital during the Reporting Period posted positive absolute returns. On a relative basis, Smead outperformed the Index, Sirios performed in line with the Index and Lazard underperformed the Index during the Reporting Period. The Index serves as the benchmark index for all three Underlying Managers.

Q	Which dynamic equity strategies most significantly affected Fund performance?

A	The Fund’s relative outperformance was driven by core-oriented manager Smead, which outpaced the Index during the Reporting Period through an underweight to and strong stock selection in consumer staples as well as an overweight to and strong stock selection in financials. These positive results were offset somewhat by weak stock selection in the consumer discretionary sector, within which an overweight to the household durables industry detracted most.

Growth-oriented manager Sirios performed in line with the Index during the Reporting Period, as strong stock selection in industrials and information technology was offset by weak stock selection in consumer discretionary and telecommunication services.

Lazard, which uses an all cap, concentrated investment strategy, underperformed the Index during the Reporting Period due to an overweight to and weak stock selection in consumer discretionary. These results were partially offset by positive stock selection in information technology, which added to returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts during the Reporting Period to take positions in select non-U.S. markets. The use of these derivatives did not have a material impact on the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	There were no changes in the Fund’s allocations during the Reporting Period. At the beginning and end of the Reporting Period, the Fund’s assets were allocated approximately 40.5% to Smead, 40.5% to Sirios and 18% to Lazard. The remainder of the Fund’s assets were invested in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund remained overweight relative to the Index in the consumer

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PORTFOLIO RESULTS

discretionary sector, primarily concentrated in the media and household durables industries. It also maintained an overweight in financials, with notable bank exposure held by Smead. Lazard has not historically invested in banks, while Sirios is underweight. In addition, the Fund was overweight in the health care and materials sectors compared to the Index. The Fund was most underweight in information technology, energy and industrials relative to the Index at the end of the Reporting Period and had no exposure to utilities or real estate. In terms of market capitalization, the Fund maintained a significant underweight in mega caps and an overweight relative to the Index in small/mid cap stocks. Regionally, the Fund was primarily invested in North American equities but also had modest exposure to companies domiciled in Europe and the U.K.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

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FUND BASICS

Multi-Manager U.S. Dynamic Equity Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	S&P 500® Total Return Index[2]
Class P Shares	3.85%	3.82%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The S&P 500® Total Return Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Since Inception	Inception Date
Class P Shares	12.47%	6.36%	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Class P Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class P Shares	0.79%	1.23%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/18[5]
Holding	% of Net Assets	Line of Business
Berkshire Hathaway, Inc. Class B	4.1%	Diversified Financial Services
Becton Dickinson & Co.	3.9	Health Care Equipment & Supplies
The Sherwin-Williams Co.	3.6	Chemicals
JPMorgan Chase & Co.	3.6	Banks
Bank of America Corp.	3.0	Banks
The Coca-Cola Co.	2.6	Beverages
Amgen, Inc.	2.4	Biotechnology
American Express Co.	2.3	Consumer Finance
NVR, Inc.	2.2	Household Durables
eBay, Inc.	2.2	Internet Software & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS (%)[6]
As of April 30, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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PORTFOLIO RESULTS

Multi-Manager U.S. Small Cap Equity Fund

Investment Objective and Principal Strategy

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager U.S. Small Cap Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class P Shares (formerly Institutional Shares) generated a cumulative total return of 1.61%. This return compares to the 3.27% cumulative total return of the Fund’s benchmark, the Russell 2000® Total Return Index (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, which are unaffiliated investment managers that employ a small-cap equity investment strategy. During the Reporting Period, the Fund allocated capital to three Underlying Managers as part of its top-level strategy allocation — Brown Advisory, LLC (“Brown Advisory”), PNC Capital Advisors, LLC (“PNC”) and Boston Partners Global Investors Inc. (“Boston Partners”).

Of the three Underlying Managers with allocated capital during the Reporting Period, all three generated positive absolute returns. However, on a relative basis, only core-oriented manager PNC outperformed its benchmark index during the Reporting Period. Growth-oriented manager Brown Advisory significantly underperformed its benchmark index, while value-oriented Boston Partners also underperformed its benchmark index during the Reporting Period.

Q	Which small-cap equity strategies most significantly affected Fund performance?

A	The Fund’s relative underperformance was driven most by growth-oriented manager Brown Advisory, which lagged its benchmark index, the Russell 2000® Growth Index, during the Reporting Period due both to weak stock selection in consumer discretionary as well as to an overweight to and weak stock selection in health care. These negative results were partially offset by strong stock selection in information technology and a lack of exposure to the real estate sector, which contributed positively.

Value-oriented manager Boston Partners also underperformed its benchmark index, the Russell 2000® Value Index, during the Reporting Period, largely because of weak stock selection in the materials and consumer discretionary sectors. An overweight to and weak stock selection in information technology also hurt relative returns. These detractors were partially offset by positive stock selection in financials and real estate, which added to performance.

Core-oriented manager PNC slightly outperformed the Index during the Reporting Period, driven by strong stock selection in industrials, financials and health care. These positive results were offset somewhat by weak stock selection in the consumer discretionary sector, which detracted from returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	There were no changes in the Fund’s allocations during the Reporting Period. At the beginning and end of the Reporting Period, the Fund’s assets were allocated approximately 44% to Boston Partners, 30% to Brown Advisory and 25% to PNC. The remainder of the Fund’s assets were invested in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was overweight compared to the Index in industrials, financials and materials, while it was underweight health care, real estate and utilities. In terms of market capitalization, the Fund maintained a slight small/mid cap bias relative to the Index, driven predominantly by Underlying Manager Brown Advisory.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. small-cap equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

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FUND BASICS

Multi-Manager U.S. Small Cap Equity Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	Russell 2000® Total Return Index[2]
Class P Shares	1.61%	3.27%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The Russell 2000® Total Return Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Since Inception	Inception Date
Class P Shares	11.53%	15.43%	4/29/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Class P Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class P Shares	0.80%	1.13%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/18[5]
Holding	% of Net Assets	Line of Business
Lithia Motors, Inc. Class A	1.5%	Specialty Retail
HEICO Corp.	1.4	Aerospace & Defense
ASGN, Inc.	1.4	Professional Services
BankUnited, Inc.	1.2	Banks
Waste Connections, Inc.	1.2	Commercial Services & Supplies
EnerSys	1.1	Electrical Equipment
SLM Corp.	1.1	Consumer Finance
LCI Industries	1.1	Auto Components
AMN Healthcare Services, Inc.	1.1	Health Care Providers & Services
WEX, Inc.	1.1	IT Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS(%)[6]
As of April 30, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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FUND BASICS

Index Definitions

The Russell 2000® Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe. It is not possible to invest in an unmanaged index.

The Russell 2000® Value Index measures the performance of the small-cap value stocks of the U.S. equity universe. It is not possible to invest in an unmanaged index.

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MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 93.8%
Australia – 1.5%
53,240	Amcor Ltd. (Containers & Packaging)	$548,637
49,051	CSL Ltd. (Biotechnology)	6,282,895
43,879	Orica Ltd. (Chemicals)	653,758

		7,485,290

Belgium – 0.3%
18,585	KBC Group NV (Banks)	1,615,780

Brazil – 0.7%
142,365	Ambev SA ADR (Beverages)	942,457
126,300	Raia Drogasil SA (Food & Staples Retailing)	2,479,708

		3,422,165

Canada – 7.1%
12,361	Canadian Imperial Bank of Commerce (Banks)	1,076,623
27,495	Canadian National Railway Co. (Road & Rail)	2,124,814
57,109	Canadian Pacific Railway Ltd. (Road & Rail)	10,419,686
24,866	Dollarama, Inc. (Multiline Retail)	2,862,413
368,555	Encana Corp. (Oil, Gas & Consumable Fuels)	4,589,894
96,504	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	2,811,051
281,143	Manulife Financial Corp. (Insurance)	5,305,576
35,520	Shopify, Inc. Class A* (Internet Software & Services)	4,746,538
67,851	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	2,594,715

		36,531,310

China – 2.2%
3,930	Alibaba Group Holding Ltd. ADR* (Internet Software & Services)	701,662
23,745	Baidu, Inc. ADR* (Internet Software & Services)	5,957,621
96,240	Tencent Holdings Ltd. (Internet Software & Services)	4,731,436

		11,390,719

Denmark – 1.4%
8,204	Carlsberg A/S Class B (Beverages)	917,467
47,868	Chr Hansen Holding A/S (Chemicals)	4,339,183
44,910	Novo Nordisk A/S Class B (Pharmaceuticals)	2,112,024

		7,368,674

France – 9.8%
26,949	Air Liquide SA (Chemicals)	3,502,732
34,117	BNP Paribas SA (Banks)	2,633,807
21,996	Danone SA (Food Products)	1,781,803
8,485	Dassault Systemes SE (Software)	1,099,571
230,990	Engie SA (Multi-Utilities)	4,051,906

Common Stocks – (continued)
France – (continued)
32,884	Essilor International Cie Generale d’Optique SA (Health Care Equipment & Supplies)	4,491,580
6,558	Hermes International (Textiles, Apparel & Luxury Goods)	4,240,664
6,096	L’Oreal SA (Personal Products)	1,467,854
17,701	Legrand SA (Electrical Equipment)	1,377,366
26,806	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	9,328,804
46,117	Pernod Ricard SA (Beverages)	7,659,383
94,087	Schneider Electric SE* (Electrical Equipment)	8,528,458

		50,163,928

Germany – 6.5%
22,015	adidas AG (Textiles, Apparel & Luxury Goods)	5,410,613
57,582	BASF SE (Chemicals)	5,991,027
15,107	Bayer AG (Pharmaceuticals)	1,805,582
22,032	Beiersdorf AG (Personal Products)	2,492,660
37,742	Linde AG* (Chemicals)	8,361,184
14,213	Merck KGaA (Pharmaceuticals)	1,388,471
4,812	MTU Aero Engines AG (Aerospace & Defense)	827,715
31,248	ProSiebenSat.1 Media SE (Media)	1,133,617
53,249	SAP SE (Software)	5,916,261

		33,327,130

Hong Kong – 3.3%
1,029,200	AIA Group Ltd. (Insurance)	9,198,163
517,514	China Merchants Port Holdings Co. Ltd. (Transportation Infrastructure)	1,156,315
682,000	China Mobile Ltd. (Wireless Telecommunication Services)	6,497,066

		16,851,544

India – 1.8%
52,884	HDFC Bank Ltd. ADR (Banks)	5,066,816
49,782	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	1,401,940
51,121	Tata Consultancy Services Ltd. (IT Services)	2,698,506

		9,167,262

Ireland – 2.5%
39,509	Accenture PLC Class A (IT Services)	5,973,761
31,852	ICON PLC* (Life Sciences Tools & Services)	3,746,751
26,888	Ryanair Holdings PLC ADR* (Airlines)	2,956,873

		12,677,385

Israel* – 0.3%
16,015	Check Point Software Technologies Ltd. (Software)	1,545,608

The accompanying notes are an integral part of these financial statements.	15

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Italy – 2.3%
78,355	Eni SpA (Oil, Gas & Consumable Fuels)	$1,531,715
433,974	Intesa Sanpaolo SpA (Banks)	1,650,817
47,827	Luxottica Group SpA (Textiles, Apparel & Luxury Goods)	2,983,713
249,506	UniCredit SpA (Banks)	5,409,269

		11,575,514

Japan – 11.9%
13,500	Daikin Industries Ltd. (Building Products)	1,577,013
34,500	Denso Corp. (Auto Components)	1,814,246
59,200	East Japan Railway Co. (Road & Rail)	5,687,222
23,500	FANUC Corp. (Machinery)	5,033,945
62,500	Hoya Corp. (Health Care Equipment & Supplies)	3,339,053
126,100	Japan Airlines Co. Ltd. (Airlines)	4,976,468
58,500	Japan Tobacco, Inc. (Tobacco)	1,572,550
15,000	Kao Corp. (Personal Products)	1,078,291
214,300	KDDI Corp. (Wireless Telecommunication Services)	5,752,582
11,200	Keyence Corp. (Electronic Equipment, Instruments & Components)	6,829,528
78,400	Kubota Corp. (Machinery)	1,321,864
29,000	Kyocera Corp. (Electronic Equipment, Instruments & Components)	1,852,902
38,200	Olympus Corp. (Health Care Equipment & Supplies)	1,424,498
5,300	Shin-Etsu Chemical Co. Ltd. (Chemicals)	531,853
88,100	Sompo Holdings, Inc. (Insurance)	3,688,756
62,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	2,621,561
40,695	Sysmex Corp. (Health Care Equipment & Supplies)	3,594,885
120,100	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	5,057,414
56,700	Terumo Corp. (Health Care Equipment & Supplies)	3,208,131

		60,962,762

Mexico – 0.8%
1,472,365	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	4,091,466

Netherlands – 4.5%
80,790	Akzo Nobel NV (Chemicals)	7,316,205
32,151	Core Laboratories NV (Energy Equipment & Services)	3,936,890
29,151	Ferrari NV (Automobiles)	3,576,151
235,804	ING Groep NV (Banks)	3,973,418
25,800	QIAGEN NV* (Life Sciences Tools & Services)	843,955
29,602	Randstad NV (Professional Services)	1,905,282

Common Stocks – (continued)
Netherlands – (continued)
68,651	RELX NV (Professional Services)	1,460,696
3	Yandex NV Class A* (Internet Software & Services)	100

		23,012,697

Singapore – 0.4%
77,700	DBS Group Holdings Ltd. (Banks)	1,792,701

South Korea – 1.6%
2,776	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	3,439,464
203,794	SK Telecom Co. Ltd. ADR (Wireless Telecommunication Services)	4,840,107

		8,279,571

Spain – 1.2%
28,231	Amadeus IT Group SA (IT Services)	2,059,728
349,466	CaixaBank SA (Banks)	1,699,409
50,387	Industria de Diseno Textil SA (Specialty Retail)	1,561,905
38,183	Red Electrica Corp. SA (Electric Utilities)	795,367

		6,116,409

Sweden – 1.8%
44,876	Alfa Laval AB (Machinery)	1,110,171
106,046	Atlas Copco AB Class A (Machinery)	4,147,070
37,929	Essity AB Class B (Household Products)	962,075
55,435	Hexagon AB Class B (Electronic Equipment, Instruments & Components)	3,200,755

		9,420,071

Switzerland – 10.1%
257,539	ABB Ltd. (Electrical Equipment)	6,004,666
74,280	Aryzta AG* (Food Products)	1,565,517
40,176	Chubb Ltd. (Insurance)	5,450,678
24,084	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	2,289,393
1,015	Givaudan SA (Chemicals)	2,259,439
3,818	Kuehne & Nagel International AG (Marine)	594,447
118,127	Nestle SA (Food Products)	9,151,308
99,981	Novartis AG (Pharmaceuticals)	7,695,967
34,949	Roche Holding AG (Pharmaceuticals)	7,765,226
400	Sika AG (Chemicals)	2,902,491
176,660	UBS Group AG* (Capital Markets)	2,965,219
10,635	Zurich Insurance Group AG (Insurance)	3,397,195

		52,041,546

16	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Taiwan – 1.3%
179,097	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	$6,886,280

United Kingdom – 20.2%
70,047	AstraZeneca PLC (Pharmaceuticals)	4,903,451
697,381	Aviva PLC (Insurance)	5,066,939
556,479	Balfour Beatty PLC (Construction & Engineering)	2,247,286
2,654,758	Barclays PLC (Banks)	7,568,981
109,660	BHP Billiton PLC (Metals & Mining)	2,338,215
982,008	BP PLC (Oil, Gas & Consumable Fuels)	7,294,314
130,322	British American Tobacco PLC (Tobacco)	7,147,833
33,182	Carnival PLC (Hotels, Restaurants & Leisure)	2,156,675
1,687,191	Cobham PLC* (Aerospace & Defense)	2,664,706
340,024	Compass Group PLC (Hotels, Restaurants & Leisure)	7,294,452
132,041	Diageo PLC (Beverages)	4,710,516
333,003	Experian PLC (Professional Services)	7,629,821
278,580	GlaxoSmithKline PLC (Pharmaceuticals)	5,587,523
6,950	Johnson Matthey PLC (Chemicals)	314,101
2,913,199	Lloyds Banking Group PLC (Banks)	2,583,853
105,724	Micro Focus International PLC (Software)	1,823,010
217,908	Prudential PLC (Insurance)	5,603,292
34,435	Reckitt Benckiser Group PLC (Household Products)	2,701,356
12,525	RELX PLC (Professional Services)	267,697
29,632	Rio Tinto PLC (Metals & Mining)	1,615,119
20,605,303	Rolls-Royce Holdings PLC* (Aerospace & Defense)	3,591,236
179,323	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	6,401,621
22,110	Smiths Group PLC (Industrial Conglomerates)	484,458
245,372	SSE PLC (Electric Utilities)	4,656,813
204,684	Tesco PLC (Food & Staples Retailing)	662,958
1,357,995	Vodafone Group PLC (Wireless Telecommunication Services)	3,962,915
149,313	WPP PLC (Media)	2,562,229

		103,841,370

United States – 0.3%
38,241	Yum China Holdings, Inc. (Hotels, Restaurants & Leisure)	1,635,185

TOTAL COMMON STOCKS
(Cost $413,433,673)		$481,202,367

Preferred Stock – 1.7%
Germany – 1.7%
43,514	Volkswagen AG (Automobiles)	$8,974,101
(Cost $5,932,529)

Shares	Distribution Rate	Value
Investment Company(a) – 2.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
11,632,988	1.623%	$11,632,988
(Cost $11,632,988)

TOTAL INVESTMENTS – 97.8%
(Cost $430,999,190)		$501,809,456

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.2%		11,201,178

NET ASSETS – 100.0%		$513,010,634

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.

Currency Abbreviations:
EUR	—Euro
JPY	—Japanese Yen
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depository Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	17

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
State Street Bank and Trust	USD	142,397	EUR	117,654	$142,099	05/02/18	$298
	USD	51,672	EUR	42,697	51,571	05/03/18	100
TOTAL							$398

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
State Street Bank and Trust	USD	170,530	JPY	18,643,351	$170,550	05/01/18	$(20)

18	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 90.8%
Aerospace & Defense – 1.9%
21,430	Airbus SE	$2,515,519

Air Freight & Logistics – 1.8%
9,757	FedEx Corp.	2,411,930

Auto Components – 0.5%
8,545	Aptiv PLC	722,736

Banks – 8.7%
132,483	Bank of America Corp.	3,963,891
43,842	JPMorgan Chase & Co.	4,769,133
50,776	Regions Financial Corp.	949,511
34,758	Wells Fargo & Co.	1,806,026
2,946	Western Alliance Bancorp*	173,755

		11,662,316

Beverages – 4.5%
5,563	Constellation Brands, Inc. Class A	1,296,902
17,670	Molson Coors Brewing Co. Class B	1,258,811
80,318	The Coca-Cola Co.	3,470,541

		6,026,254

Biotechnology – 2.4%
18,460	Amgen, Inc.	3,220,901

Capital Markets – 1.2%
7,120	Affiliated Managers Group, Inc.	1,173,803
24,959	BrightSphere Investment Group PLC	378,628

		1,552,431

Chemicals – 4.4%
5,931	PPG Industries, Inc.	627,974
7,000	Sensient Technologies Corp.	466,550
13,133	The Sherwin-Williams Co.	4,828,479

		5,923,003

Commercial Services & Supplies – 0.6%
4,926	KAR Auction Services, Inc.	256,103
59,956	Pitney Bowes, Inc.	612,750

		868,853

Communications Equipment – 3.2%
16,378	ARRIS International PLC*	442,206
53,410	Cisco Systems, Inc.	2,365,529
10,388	Juniper Networks, Inc.	255,441
11,090	Motorola Solutions, Inc.	1,218,015

		4,281,191

Construction Materials – 0.4%
4,250	Vulcan Materials Co.	474,683

Consumer Finance – 2.8%
31,189	American Express Co.	3,079,914
9,101	Discover Financial Services	648,446

		3,728,360

Diversified Financial Services* – 4.1%
28,095	Berkshire Hathaway, Inc. Class B	5,442,844

Common Stocks – (continued)
Energy Equipment & Services – 1.2%
6,156	Halliburton Co.	326,207
12,875	Schlumberger Ltd.	882,710
12,373	TechnipFMC PLC	407,814

		1,616,731

Food & Staples Retailing – 2.7%
47,920	The Kroger Co.	1,207,105
37,304	Walgreens Boots Alliance, Inc.	2,478,851

		3,685,956

Food Products – 0.7%
8,407	The J.M. Smucker Co.	959,071

Health Care Equipment & Supplies – 7.0%
22,394	Becton Dickinson & Co.	5,192,497
55,561	Boston Scientific Corp.*	1,595,712
32,000	Medtronic PLC	2,564,160

		9,352,369

Health Care Providers & Services – 2.6%
11,139	AmerisourceBergen Corp.	1,008,970
21,574	Universal Health Services, Inc. Class B	2,463,751

		3,472,721

Hotels, Restaurants & Leisure – 0.5%
1,022	McDonald’s Corp.	171,124
8,771	Starbucks Corp.	504,946

		676,070

Household Durables – 5.7%
42,148	D.R. Horton, Inc.	1,860,413
43,544	Lennar Corp. Class A	2,303,042
956	NVR, Inc.*	2,963,600
12,103	Toll Brothers, Inc.	510,262

		7,637,317

Insurance – 2.1%
61,941	Aflac, Inc.	2,822,651

Internet Software & Services* – 3.0%
1,127	Alphabet, Inc. Class A	1,147,939
77,244	eBay, Inc.	2,926,003

		4,073,942

IT Services – 3.6%
11,218	Accenture PLC Class A	1,696,162
9,525	DXC Technology Co.	981,646
7,952	International Business Machines Corp.	1,152,722
13,995	PayPal Holdings, Inc.*	1,044,167

		4,874,697

Machinery – 0.9%
14,665	Kennametal, Inc.	534,539
8,140	Wabtec Corp.	722,914

		1,257,453

The accompanying notes are an integral part of these financial statements.	19

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Media – 6.7%
46,572	Comcast Corp. Class A	$1,461,895
109,837	Discovery, Inc. Class A*	2,597,645
7,839	DISH Network Corp. Class A*	262,999
82,356	TEGNA, Inc.	870,503
18,895	The Walt Disney Co.	1,895,735
17,461	Time Warner, Inc.	1,655,303
6,761	World Wrestling Entertainment, Inc. Class A	269,020

		9,013,100

Metals & Mining – 0.4%
11,105	Steel Dynamics, Inc.	497,615

Multiline Retail – 3.0%
21,905	Nordstrom, Inc.	1,107,517
39,212	Target Corp.	2,846,791

		3,954,308

Oil, Gas & Consumable Fuels – 1.1%
6,760	BP PLC ADR	301,428
4,349	ConocoPhillips	284,860
2,948	Pioneer Natural Resources Co.	594,169
4,114	Royal Dutch Shell PLC ADR Class A	287,569

		1,468,026

Personal Products – 0.3%
3,060	Beiersdorf AG	346,203

Pharmaceuticals – 3.1%
7,423	Johnson & Johnson	938,935
26,703	Merck & Co., Inc.	1,572,006
45,231	Pfizer, Inc.	1,655,907

		4,166,848

Road & Rail – 2.1%
38,671	CSX Corp.	2,296,671
4,129	Old Dominion Freight Line, Inc.	552,708

		2,849,379

Semiconductors & Semiconductor Equipment – 2.8%
28,039	Analog Devices, Inc.	2,449,207
2,356	Broadcom, Inc.	540,513
8,185	Skyworks Solutions, Inc.	710,131

		3,699,851

Specialty Retail – 4.2%
970	AutoZone, Inc.*	605,784
8,721	CarMax, Inc.*	545,062
26,199	Lowe’s Cos., Inc.	2,159,584
12,426	The Home Depot, Inc.	2,296,325

5,606,755

Textiles, Apparel & Luxury Goods* – 0.1%
3,964	Canada Goose Holdings, Inc.	146,985

Common Stocks – (continued)
Wireless Telecommunication Services – 0.5%
10,513	PLAY Communications SA(a)	88,480
222,411	VEON Ltd. ADR	611,630

700,110

TOTAL COMMON STOCKS
(Cost $100,918,451)		$121,709,179

Shares	Distribution Rate	Value
Investment Company(b) – 6.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
8,472,832	1.623%	$8,472,832
(Cost $8,472,832)

TOTAL INVESTMENTS – 97.1%
(Cost $109,391,283)		$130,182,011

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.9%		3,939,505

NET ASSETS – 100.0%		$134,121,516

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $88,480, which represents approximately 0.1% of the Fund’s net assets as of April 30, 2018. The liquidity determination is unaudited.
(b)	Represents an affiliated issuer.

Currency Abbreviations:
EUR	—Euro
PLN	—Polish Zloty
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
BP	—British Pound Offered Rate
PLC	—Public Limited Company

20	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co.	USD	3,068,413	EUR	2,481,000	$3,007,827	06/20/18	$60,585
	USD	377,838	PLN	1,294,000	368,965	06/20/18	8,873
TOTAL							$69,458

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co.	EUR	114,000	USD	141,854	$138,208	06/20/18	$(3,647)
	PLN	966,000	USD	282,868	275,440	06/20/18	(7,427)
TOTAL							$(11,074)

The accompanying notes are an integral part of these financial statements.	21

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 94.3%
Aerospace & Defense – 3.6%
20,562	BWX Technologies, Inc.	$1,394,104
17,562	Engility Holdings, Inc.*	446,426
37,643	HEICO Corp.	3,306,938
22,924	Hexcel Corp.	1,523,758
15,479	KLX, Inc.*	1,210,922
17,236	Mercury Systems, Inc.*	552,931

		8,435,079

Auto Components – 2.2%
22,161	Cooper Tire & Rubber Co.	541,836
16,653	Dorman Products, Inc.*	1,070,122
19,818	Fox Factory Holding Corp.*	658,949
27,344	LCI Industries	2,605,883
6,447	Standard Motor Products, Inc.	292,371

		5,169,161

Banks – 7.2%
8,928	Allegiance Bancshares, Inc.*	361,138
43,514	Bank of the Ozarks, Inc.	2,036,455
73,344	BankUnited, Inc.	2,905,156
18,352	Cadence BanCorp	536,429
15,780	Columbia Banking System, Inc.	634,514
27,664	ConnectOne Bancorp, Inc.	730,330
17,130	FCB Financial Holdings, Inc. Class A*	990,114
2,692	First Citizens BancShares, Inc. Class A	1,163,725
16,057	First Merchants Corp.	691,736
19,531	First Midwest Bancorp, Inc.	474,799
23,189	Hanmi Financial Corp.	640,016
46,456	Home BancShares, Inc.	1,079,637
29,149	LegacyTexas Financial Group, Inc.	1,197,149
13,593	Pacific Premier Bancorp, Inc.*	540,322
2,880	Peapack Gladstone Financial Corp.	95,155
5,037	Preferred Bank	321,058
11,587	Prosperity Bancshares, Inc.	831,599
16,933	Veritex Holdings, Inc.*	486,316
22,123	Webster Financial Corp.	1,331,583

		17,047,231

Biotechnology* – 1.5%
11,595	Acceleron Pharma, Inc.	404,782
7,240	Agios Pharmaceuticals, Inc.	607,509
25,174	Alder Biopharmaceuticals, Inc.	357,471
2,355	AnaptysBio, Inc.	220,852
2,104	BeiGene Ltd. ADR	356,796
15,138	Coherus Biosciences, Inc.	183,170
10,990	Jounce Therapeutics, Inc.	226,284
1,522	Loxo Oncology, Inc.	191,635
6,555	Neurocrine Biosciences, Inc.	531,479
9,629	Ultragenyx Pharmaceutical, Inc.	489,538

		3,569,516

Building Products – 0.8%
19,600	Patrick Industries, Inc.*	1,115,240
26,337	Universal Forest Products, Inc.	839,624

		1,954,864

Common Stocks – (continued)
Capital Markets – 1.2%
24,986	Artisan Partners Asset Management, Inc. Class A	803,300
3,807	Diamond Hill Investment Group, Inc.	743,964
21,520	Stifel Financial Corp.	1,254,185

		2,801,449

Chemicals – 2.4%
14,379	Balchem Corp.	1,268,803
5,609	Cabot Corp.	313,319
20,437	Ferro Corp.*	449,818
14,863	Minerals Technologies, Inc.	1,026,290
3,683	PolyOne Corp.	154,133
47,109	PQ Group Holdings, Inc.*	654,815
7,603	Trinseo SA	554,639
57,270	Valvoline, Inc.	1,161,436

		5,583,253

Commercial Services & Supplies – 2.7%
20,054	ABM Industries, Inc.	624,281
61,182	ACCO Brands Corp.	737,243
25,068	Healthcare Services Group, Inc.	968,377
26,781	Tetra Tech, Inc.	1,296,200
38,007	Waste Connections, Inc.	2,747,906

		6,374,007

Communications Equipment* – 0.8%
49,320	Ciena Corp.	1,269,990
11,300	NETGEAR, Inc.	624,890

		1,894,880

Construction & Engineering – 1.3%
36,311	Aegion Corp.*	823,896
9,923	Dycom Industries, Inc.*	1,030,603
12,242	Granite Construction, Inc.	641,236
28,651	Tutor Perini Corp.*	591,643

		3,087,378

Consumer Finance – 4.7%
7,381	Credit Acceptance Corp.*	2,441,930
16,042	FirstCash, Inc.	1,390,842
114,759	Navient Corp.	1,521,704
25,273	Nelnet, Inc. Class A	1,334,667
48,782	PRA Group, Inc.*	1,736,639
227,118	SLM Corp.*	2,607,315

		11,033,097

Containers & Packaging – 1.2%
148,409	Graphic Packaging Holding Co.	2,122,249
38,738	Owens-Illinois, Inc.*	787,543

		2,909,792

Distributors – 0.2%
27,327	Core-Mark Holding Co., Inc.	563,209

Diversified Consumer Services* – 1.0%
23,648	Bright Horizons Family Solutions, Inc.	2,243,722

22	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Diversified Telecommunication Services – 0.9%
47,320	Cogent Communications Holdings, Inc.	$2,231,138

Electric Utilities – 0.1%
7,300	Portland General Electric Co.	310,104

Electrical Equipment – 1.1%
39,391	EnerSys	2,700,647

Electronic Equipment, Instruments & Components – 2.3%
8,086	Anixter International, Inc.*	476,266
21,272	Belden, Inc.	1,310,355
14,611	ePlus, Inc.*	1,166,688
25,753	Insight Enterprises, Inc.*	912,944
3,835	Littelfuse, Inc.	716,838
7,481	SYNNEX Corp.	749,372

		5,332,463

Energy Equipment & Services* – 0.7%
16,399	Dril-Quip, Inc.	679,738
40,727	Forum Energy Technologies, Inc.	513,160
49,957	Superior Energy Services, Inc.	536,039

		1,728,937

Equity Real Estate Investment Trusts (REITs) – 0.1%
14,784	Chatham Lodging Trust	281,635

Food & Staples Retailing – 0.7%
8,552	Casey’s General Stores, Inc.	826,123
10,069	PriceSmart, Inc.	882,045

		1,708,168

Food Products – 0.8%
11,050	Calavo Growers, Inc.	1,035,385
16,090	Fresh Del Monte Produce, Inc.	790,823

		1,826,208

Health Care Equipment & Supplies* – 1.1%
6,220	Integra LifeSciences Holdings Corp.	383,339
32,430	Neogen Corp.	2,210,104

		2,593,443

Health Care Providers & Services – 3.3%
38,571	AMN Healthcare Services, Inc.*	2,578,471
4,112	Chemed Corp.	1,267,401
25,462	Envision Healthcare Corp.*	946,423
10,652	HealthEquity, Inc.*	699,517
11,452	Henry Schein, Inc.*	870,352
22,230	LifePoint Health, Inc.*	1,064,817
21,889	Select Medical Holdings Corp.*	395,096

		7,822,077

Health Care Technology* – 1.1%
51,748	Cotiviti Holdings, Inc.	1,787,376
12,259	Medidata Solutions, Inc.	874,802

		2,662,178

Common Stocks – (continued)
Hotels, Restaurants & Leisure – 0.9%
53,068	Carrols Restaurant Group, Inc.*	546,601
10,767	Choice Hotels International, Inc.	861,898
49,140	Lindblad Expeditions Holdings, Inc.*	538,083
25,283	The Habit Restaurants, Inc. Class A*	255,358

		2,201,940

Household Durables – 1.6%
8,194	Helen of Troy Ltd.*	730,495
12,211	Hooker Furniture Corp.	460,965
18,312	Installed Building Products, Inc.*	1,056,603
21,754	La-Z-Boy, Inc.	626,515
10,147	TopBuild Corp.*	808,716

		3,683,294

Household Products – 0.3%
10,813	Energizer Holdings, Inc.	620,234

Insurance – 4.7%
14,176	AMERISAFE, Inc.	840,637
11,044	Aspen Insurance Holdings Ltd.	468,818
40,026	Assured Guaranty Ltd.	1,452,544
6,585	Axis Capital Holdings Ltd.	386,540
15,351	Global Indemnity Ltd.	627,702
1,762	Infinity Property & Casualty Corp.	232,584
127,325	Maiden Holdings Ltd.	974,036
85,764	National General Holdings Corp.	2,210,138
23,523	RLI Corp.	1,488,535
11,947	The Hanover Insurance Group, Inc.	1,372,113
8,467	The Navigators Group, Inc.	478,385
819	White Mountains Insurance Group Ltd.	708,673

		11,240,705

Internet & Direct Marketing Retail* – 0.5%
21,135	Liberty TripAdvisor Holdings, Inc. Class A	194,442
25,472	MakeMyTrip Ltd.	939,917

		1,134,359

Internet Software & Services* – 1.7%
4,546	2U, Inc.	365,908
13,767	Alarm.com Holdings, Inc.	555,911
3,774	Coupa Software, Inc.	175,000
23,626	Envestnet, Inc.	1,282,892
43,731	Mimecast Ltd.	1,663,965

		4,043,676

IT Services – 4.8%
8,341	Booz Allen Hamilton Holding Corp.	330,554
15,295	Broadridge Financial Solutions, Inc.	1,639,777
20,740	Convergys Corp.	484,486
12,092	CoreLogic, Inc.*	598,554
60,062	Genpact Ltd.	1,915,377
27,024	MAXIMUS, Inc.	1,827,633
34,444	Sykes Enterprises, Inc.*	990,610
32,100	TTEC Holdings, Inc.	1,027,200
15,521	WEX, Inc.*	2,513,160

		11,327,351

The accompanying notes are an integral part of these financial statements.	23

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Leisure Products* – 0.1%
33,575	Clarus Corp.	$240,061

Life Sciences Tools & Services* – 2.2%
37,743	Cambrex Corp.	1,998,492
16,758	Charles River Laboratories International, Inc.	1,746,016
7,988	ICON PLC	939,628
15,752	Syneos Health, Inc.	600,151

		5,284,287

Machinery – 3.2%
5,943	Alamo Group, Inc.	650,580
20,813	ESCO Technologies, Inc.	1,162,406
8,282	Hillenbrand, Inc.	383,871
6,708	IDEX Corp.	896,591
11,705	John Bean Technologies Corp.	1,261,214
43,703	REV Group, Inc.	788,839
41,825	Welbilt, Inc.*	801,367
23,942	Woodward, Inc.	1,722,388

		7,667,256

Media – 2.2%
22,683	AMC Networks, Inc. Class A*	1,179,516
48,839	Entercom Communications Corp. Class A	495,716
23,833	GCI Liberty, Inc. Class A*	1,062,952
64,240	Global Eagle Entertainment, Inc.*	75,161
12,782	Liberty Media Corp.-Liberty Formula One Class A*	359,302
11,696	Scholastic Corp.	484,214
6,135	The Madison Square Garden Co. Class A*	1,490,928

		5,147,789

Metals & Mining* – 0.8%
64,264	Ferroglobe PLC	726,183
52,699	Ferroglobe Representation & Warranty Insurance Trust(a)	—
102,195	SunCoke Energy, Inc.	1,174,221

		1,900,404

Mortgage Real Estate Investment Trusts (REITs) – 2.8%
1,423	Anworth Mortgage Asset Corp.	6,731
52,536	Ares Commercial Real Estate Corp.	642,515
33,271	Blackstone Mortgage Trust, Inc. Class A	1,026,411
150,296	CYS Investments, Inc.	1,077,622
143,149	MFA Financial, Inc.	1,076,481
14,635	MTGE Investment Corp.	265,625
57,318	Starwood Property Trust, Inc.	1,201,385
84,050	Two Harbors Investment Corp.	1,282,603

		6,579,373

Oil, Gas & Consumable Fuels – 3.1%
83,770	Enerplus Corp.	972,570
48,933	Extraction Oil & Gas, Inc.*	690,934
31,146	Gulfport Energy Corp.*	289,658

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
54,232	Jagged Peak Energy, Inc.*	777,144
74,659	Kosmos Energy Ltd.*	525,599
34,872	RSP Permian, Inc.*	1,730,000
38,129	WildHorse Resource Development Corp.*	997,073
65,423	World Fuel Services Corp.	1,404,632

		7,387,610

Paper & Forest Products – 0.8%
11,776	Neenah, Inc.	918,528
25,915	Schweitzer-Mauduit International, Inc.	1,011,462

		1,929,990

Pharmaceuticals* – 0.8%
48,488	Catalent, Inc.	1,993,342

Professional Services – 4.5%
39,819	ASGN, Inc.*	3,210,606
18,622	Exponent, Inc.	1,608,941
18,286	FTI Consulting, Inc.*	1,067,902
12,967	Huron Consulting Group, Inc.*	485,614
29,396	Insperity, Inc.	2,359,029
39,376	Navigant Consulting, Inc.*	842,253
21,954	WageWorks, Inc.*	914,384
9,070	Willdan Group, Inc.*	259,402

		10,748,131

Real Estate Management & Development – 2.0%
17,993	Colliers International Group, Inc.	1,224,424
23,899	FirstService Corp.	1,672,930
15,024	RE/MAX Holdings, Inc. Class A	813,549
40,562	Realogy Holdings Corp.	1,006,343

		4,717,246

Road & Rail – 0.5%
31,884	Knight-Swift Transportation Holdings, Inc.	1,243,795

Semiconductors & Semiconductor Equipment – 1.5%
56,134	Brooks Automation, Inc.	1,396,614
23,358	Cavium, Inc.*	1,752,084
10,423	Versum Materials, Inc.	366,681

		3,515,379

Software – 4.7%
3,429	Appian Corp.*	92,960
16,056	Aspen Technology, Inc.*	1,408,914
13,814	Blackbaud, Inc.	1,449,918
22,246	Blackline, Inc.*	920,984
12,760	Everbridge, Inc.*	476,586
7,108	Fair Isaac Corp.*	1,230,963
10,223	Guidewire Software, Inc.*	865,070
11,416	Paylocity Holding Corp.*	623,656
6,868	Proofpoint, Inc.*	810,012
15,045	RealPage, Inc.*	804,908
3,546	The Ultimate Software Group, Inc.*	850,756
7,505	Tyler Technologies, Inc.*	1,642,995

		11,177,722

24	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Specialty Retail – 2.0%
25,726	Camping World Holdings, Inc. Class A	$736,535
4,677	Group 1 Automotive, Inc.	305,642
37,516	Lithia Motors, Inc. Class A	3,596,284
4,484	National Vision Holdings, Inc.*	149,228

		4,787,689

Technology Hardware, Storage & Peripherals* – 0.3%
24,467	NCR Corp.	752,850

Textiles, Apparel & Luxury Goods – 0.9%
25,588	Skechers U.S.A., Inc. Class A*	729,258
29,192	Steven Madden Ltd.	1,408,514

		2,137,772

Thrifts & Mortgage Finance – 2.0%
30,471	Essent Group Ltd.*	1,004,324
22,465	NMI Holdings, Inc.*	311,140
29,999	Radian Group, Inc.	428,986
32,610	Walker & Dunlop, Inc.	1,862,357
33,188	Washington Federal, Inc.	1,053,719

		4,660,526

Tobacco – 0.2%
11,199	Universal Corp.	526,913

Trading Companies & Distributors – 2.2%
37,923	Air Lease Corp.	1,581,010
53,893	BMC Stock Holdings, Inc.*	929,654
10,654	SiteOne Landscape Supply, Inc.*	729,799
30,998	WESCO International, Inc.*	1,845,931

		5,086,394

TOTAL COMMON STOCKS
(Cost $192,646,710)		$223,599,724

Shares	Distribution Rate	Value
Investment Company(b) – 3.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,110,401	1.623%	$9,110,401
(Cost $9,110,401)

TOTAL INVESTMENTS – 98.1%
(Cost $201,757,111)		$232,710,125

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%		4,461,463

NET ASSETS – 100.0%		$237,171,588

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	25

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Assets and Liabilities

April 30, 2018 (Unaudited)

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Assets:
Investments, at value (cost $419,366,202, $100,918,451 and $192,646,710, respectively)	$490,176,468	$121,709,179	$223,599,724
Investments of affiliated issuers, at value (cost $11,632,988, $8,472,832 and $9,110,401, respectively)	11,632,988	8,472,832	9,110,401
Foreign currencies, at value (cost $313,712, $1,913 and $0, respectively)	322,961	1,904	—
Cash	9,319,825	2,708,486	4,780,838
Unrealized gain on forward foreign currency exchange contracts	398	69,458	—
Receivables:
Dividends	1,551,527	76,108	35,113
Foreign tax reclaims	654,554	4,293	—
Investments sold	278,363	1,673,857	418,225
Investments sold on an extended settlement basis	169,705	—	—
Fund shares sold	70,000	—	210,000
Reimbursement from investment adviser	—	3,965	8,968
Collateral on certain derivative contracts(a)	—	120,000	—
Other assets	46,126	16,004	32,259
Total assets	514,222,915	134,856,086	238,195,528

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	20	11,074	—
Payables:
Investments purchased	627,297	481,455	706,005
Management fees	191,300	76,520	129,297
Investments purchased on an extended settlement basis	185,726	—	—
Transfer agency fees	8,325	2,206	3,887
Accrued expenses	199,613	163,315	184,751
Total liabilities	1,212,281	734,570	1,023,940

Net Assets:
Paid-in capital	432,056,626	108,428,053	203,073,491
Undistributed (distributions in excess of) net investment income	3,219,078	227,055	(469,720)
Accumulated net realized gain	6,938,210	4,617,209	3,614,802
Net unrealized gain	70,796,720	20,849,199	30,953,015
NET ASSETS	$513,010,634	$134,121,516	$237,171,588
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	43,704,740	11,821,350	18,745,146
Net asset value, offering and redemption price per share:	$11.74	$11.35	$12.65

(a)	Segregated for collateral on forward foreign currency exchange transactions.

26	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Operations

For the Six Months Ended April 30, 2018 (Unaudited)

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $585,673, $15,543 and $2,693, respectively)	$5,438,781	$1,042,014	$957,340
Non-cash dividends — unaffiliated issuers	—	—	250,062
Interest	92,539	38,080	55,499
Dividends — affiliated issuers	26,266	14,215	15,288
Total investment income	5,557,586	1,094,309	1,278,189

Expenses:
Management fees	1,407,479	540,389	795,297
Custody, accounting and administrative services	236,636	144,342	170,328
Professional fees	76,332	73,877	62,209
Transfer Agency fees	46,916	13,510	21,208
Printing and mailing costs	17,075	10,945	11,894
Trustee fees	15,512	11,151	12,253
Other	18,660	2,053	15,488
Total expenses	1,818,610	796,267	1,088,677
Less — expense reductions	(484,122)	(264,039)	(241,849)
Net expenses	1,334,488	532,228	846,828
NET INVESTMENT INCOME	4,223,098	562,081	431,361

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	9,715,642	5,779,578	4,696,654
Forward foreign currency exchange contracts	7,723	(62,104)	—
Foreign currency transactions	13,713	1,018	(18)
Net change in unrealized gain (loss) on:
Investments	(1,586,989)	(984,973)	(2,465,261)
Forward foreign currency exchange contracts	(344)	(50,342)	—
Foreign currency translation	(28,283)	(314)	—
Net realized and unrealized gain	8,121,462	4,682,863	2,231,375
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,344,560	$5,244,944	$2,662,736

The accompanying notes are an integral part of these financial statements.	27

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets

	Multi-Manager International Equity Fund
	For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$4,223,098	$6,484,098
Net realized gain	9,737,078	3,372,536
Net change in unrealized gain (loss)	(1,615,616)	72,253,349
Net increase in net assets resulting from operations	12,344,560	82,109,983

Distributions to shareholders:
From net investment income	(7,089,359)	(4,582,050)
From net realized gains	(3,919)	—
Total distributions to shareholders	(7,093,278)	(4,582,050)

From share transactions:
Proceeds from sales of shares	87,793,005	148,372,005
Reinvestment of distributions	7,093,278	4,582,050
Cost of shares redeemed	(29,956,789)	(81,272,305)
Net increase in net assets resulting from share transactions	64,929,494	71,681,750
TOTAL INCREASE	70,180,776	149,209,683

Net assets:
Beginning of period	442,829,858	293,620,175
End of period	$513,010,634	$442,829,858
Undistributed net investment income	$3,219,078	$6,085,339

28	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

	Multi-Manager U.S. Dynamic Equity Fund		Multi-Manager U.S. Small Cap Equity Fund
	For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017	For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$562,081	$881,208	$431,361	$385,139
Net realized gain	5,718,492	13,166,487	4,696,636	3,122,031
Net change in unrealized gain (loss)	(1,035,629)	16,606,944	(2,465,261)	28,645,980
Net increase in net assets resulting from operations	5,244,944	30,654,639	2,662,736	32,153,150

Distributions to shareholders:
From net investment income	(475,869)	(896,870)	(1,195,226)	(451,085)
From net realized gains	(3,815,811)	—	(3,905,916)	(1,181,832)
Total distributions to shareholders	(4,291,680)	(896,870)	(5,101,142)	(1,632,917)

From share transactions:
Proceeds from sales of shares	7,240,000	17,020,000	44,249,005	75,997,000
Reinvestment of distributions	4,291,680	896,870	5,101,142	1,632,917
Cost of shares redeemed	(10,446,842)	(51,586,859)	(8,118,168)	(38,547,475)
Net increase (decrease) in net assets resulting from share transactions	1,084,838	(33,669,989)	41,231,979	39,082,442
TOTAL INCREASE (DECREASE)	2,038,102	(3,912,220)	38,793,573	69,602,675

Net assets:
Beginning of period	132,083,414	135,995,634	198,378,015	128,775,340
End of period	$134,121,516	$132,083,414	$237,171,588	$198,378,015
Undistributed (distributions in excess of) net investment income	$227,055	$140,843	$(469,720)	$294,145

The accompanying notes are an integral part of these financial statements.	29

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - Class P(a)	$11.62	$0.10	$0.20	$0.30	$(0.18)	$—	(e)	$(0.18)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2017 - Class P(a)	9.41	0.19	2.17	2.36	(0.15)	—		(0.15)
2016 - Class P(a)	9.52	0.17	(0.25)	(0.08)	(0.03)	—		(0.03)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Class P(a) (Commenced July 31, 2015)	10.00	0.03	(0.51)	(0.48)	—	—		—

(a)	Effective April 16, 2018, Institutional Shares were redesignated as Class P Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

30	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$11.74	2.58%	$513,011	0.57	%(f)	0.77	%(f)	1.80	%(f)	15%

11.62	25.44	442,830	0.57		0.82		1.82		37
9.41	(0.82)	293,620	0.57		1.01		1.81		25

9.52	(4.80)	185,055	0.57	(f)	1.07	(f)	1.31	(f)	6

The accompanying notes are an integral part of these financial statements.	31

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(b)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - Class P(a)	$11.28	$0.05		$0.39	$0.44	$(0.04)	$(0.33)	$(0.37)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - Class P(a)	9.13	0.07		2.14	2.21	(0.06)	—	(0.06)
2016 - Class P(a)	9.51	0.06	(f)	(0.40)	(0.34)	(0.04)	—	(0.04)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Class P(a) (Commenced July 31, 2015)	10.00	0.02		(0.51)	(0.49)	—	—	—

(a)	Effective April 16, 2018, Institutional Shares were redesignated as Class P Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Annualized.
(f)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.17% of average net assets.

32	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$11.35	3.85%	$134,122	0.79	%(e)	1.18	%(e)	0.83	%(e)	36%

11.28	24.34	132,083	0.79		1.23		0.63		96
9.13	(3.54)	135,996	0.80		1.31		0.70		112

9.51	(4.90)	131,932	0.79	(e)	1.51	(e)	0.70	(e)	14

The accompanying notes are an integral part of these financial statements.	33

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(b)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - Class P(a)	$12.77	$0.03	(f)	$0.17	$0.20	$(0.07)	$(0.25)	$(0.32)

FOR THE FISCAL YEAR ENDED OCTOBER 31,
2017 - Class P(a)	10.52	0.03		2.36	2.39	(0.04)	(0.10)	(0.14)

FOR THE PERIOD ENDED OCTOBER 31,
2016 - Class P(a) (Commenced April 29, 2016)	10.00	0.01		0.51	0.52	—	—	—

(a)	Effective April 16, 2018, Institutional Shares were redesignated as Class P Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.35% of average net assets.

34	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$12.65	1.61%	$237,172	0.80	%(e)	1.03	%(e)	0.41	%(e)(f)	16%

12.77	22.80	198,378	0.80		1.19		0.25		44

10.52	5.20	128,775	0.80	(e)	1.32	(e)	0.26	(e)	15

The accompanying notes are an integral part of these financial statements.	35

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements

April 30, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Multi-Manager International Equity	Class P	Diversified
Multi-Manager U.S. Dynamic Equity	Class P	Non-diversified
Multi-Manager U.S. Small Cap Equity	Class P	Diversified

*	Effective April 16, 2018, Institutional Shares were redesignated as Class P Shares.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. As of April 30, 2018, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager International Equity Fund with Causeway Capital Management LLC, Massachusetts Financial Services Company, doing business as MFS Investment Management and WCM Investment Management; for the Multi-Manager U.S. Dynamic Equity Fund with Lazard Asset Management LLC, Sirios Capital Management, L.P. and Smead Capital Management, Inc. and for the Multi-Manager U.S. Small Cap Equity Fund with Boston Partners Global Investors Inc., Brown Advisory, LLC and PNC Capital Advisors, LLC (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the applicable Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the applicable Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

36

ACTIVE EQUITY MULTI-MANAGER FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

37

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the

38

ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2018:

MULTI-MANAGER INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$26,633,279	$91,878,354	$—
Australia and Oceania	—	9,823,505	—
Europe	22,065,053	293,574,662	—
North America	40,622,776	2,156,674	—
South America	3,422,165	—	—
Investment Company	11,632,988	—	—
Total	$104,376,261	$397,433,195	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$398	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(20)	$—

MULTI-MANAGER U.S. DYNAMIC EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$6,970,127	$2,950,202	$—
North America	111,788,850	—	—
Investment Company	8,472,832	—	—
Total	$127,231,809	$2,950,202	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$69,458	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(11,074)	$—

39

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER U.S. SMALL CAP EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,296,713	$—	$—
Europe	1,665,811	—	—
North America	220,637,200	—	—
Investment Company	9,110,401	—	—
Total	$232,710,125	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager International Equity Fund
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$398	Payable for unrealized loss on forward foreign currency exchange contracts	$(20)

Multi-Manager U.S. Dynamic Equity Fund
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$69,458	Payable for unrealized loss on forward foreign currency exchange contracts	$(11,074)

40

ACTIVE EQUITY MULTI-MANAGER FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager International Equity Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/ Net unrealized gain (loss) on forward foreign currency exchange contracts	$7,723	$(344)	3

Multi-Manager U.S. Dynamic Equity Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/ Net unrealized gain (loss) on forward foreign currency exchange contracts	$(62,104)	$(50,342)	15

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2018.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

41

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2018, contractual and effective net management fees with GSAM were at the following rates:

	Management Rate
Fund	Contractual Management Rate	Effective Net Management Rate*
Multi-Manager International Equity	0.60%	0.44%
Multi-Manager U.S. Dynamic Equity	0.80	0.70
Multi-Manager U.S. Small Cap Equity	0.75	0.67

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. This arrangement will remain in effect through at least February 28, 2019 and prior to such date, GSAM may not terminate the applicable arrangement without the approval of the Trustees.

The Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity and Multi-Manager U.S. Small Cap Equity Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the six months ended April 30, 2018, GSAM waived $2,617, $1,405 and $1,488 of the Fund’s management fee for the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity and Multi-Manager U.S. Small Cap Equity Funds, respectively.

B. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.02% of the average daily net assets of Class P Shares.

C. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity and the Multi-Manager U.S. Small Cap Equity Funds are 0.57%, 0.79% and 0.80% respectively. These Total Annual Operating Expense limitations will remain in place through at least February 28, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Total Annual Operating Expense” limitations described above.

42

ACTIVE EQUITY MULTI-MANAGER FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2018, these expense reductions, including any fee waivers and expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Annual Operating Expense Reductions
Multi-Manager International Equity	$366,802	$117,320	$484,122
Multi-Manager U.S. Dynamic Equity	66,737	197,302	264,039
Multi-Manager U.S. Small Cap Equity	83,457	158,392	241,849

D. Line of Credit Facility — As of April 30, 2018, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2018, the Funds did not have any borrowings under the facility. The facility was decreased to $770,000,000 effective May 1, 2018.

E. Other Transactions with Affiliates — For the six months ended April 30, 2018, Goldman Sachs earned $73, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager U.S. Dynamic Equity Fund.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2018:

Fund	Market Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Market Value as of April 30, 2018	Shares as of April 30, 2018	Dividend Income
Multi-Manager International Equity	—	$39,902,436	$(28,269,448)	$11,632,988	11,632,988	$26,266
Multi-Manager U.S. Dynamic Equity	—	17,740,755	(9,267,923)	8,472,832	8,472,832	14,215
Multi-Manager U.S. Small Cap Equity	—	20,780,046	(11,669,645)	9,110,401	9,110,401	15,288

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2018, were as follows:

Fund	Purchases	Sales and Maturities
Multi-Manager International Equity Fund	$128,189,902	$66,330,439
Multi-Manager U.S. Dynamic Equity Fund	44,991,961	50,460,815
Multi-Manager U.S. Small Cap Equity Fund	70,259,187	33,116,208

43

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

7. TAX INFORMATION

As of April 30, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Tax Cost	$434,173,261	$110,601,276	$203,190,694
Gross unrealized gain	81,596,402	22,939,084	38,624,363
Gross unrealized loss	(13,960,207)	(3,358,349)	(9,104,932)
Net unrealized gains (losses)	$67,636,195	$19,580,735	$29,519,431

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on forward currency exchange contracts, differences in the tax treatment of underlying fund investments, and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market

44

ACTIVE EQUITY MULTI-MANAGER FUNDS

8. OTHER RISKS (continued)

countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

45

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

8. OTHER RISKS (continued)

Non-Diversification Risk — The Multi-Manager U.S. Dynamic Equity Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager International Equity Fund

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class P Shares(a)
Shares sold	7,480,221	87,793,005	14,000,192	148,372,005
Reinvestment of distributions	605,229	7,093,278	496,969	4,582,050
Shares redeemed	(2,497,671)	(29,956,789)	(7,578,837)	(81,272,305)
NET INCREASE	5,587,779	$64,929,494	6,918,324	$71,681,750

	Multi-Manager U.S. Dynamic Equity Fund

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class P Shares(a)
Shares sold	629,039	$7,240,000	1,576,466	$17,020,000
Reinvestment of distributions	375,628	4,291,680	92,844	896,870
Shares redeemed	(889,586)	(10,446,842)	(4,864,921)	(51,586,859)
NET INCREASE (DECREASE)	115,081	$1,084,838	(3,195,611)	$(33,669,989)

46

ACTIVE EQUITY MULTI-MANAGER FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Multi-Manager U.S. Small Cap Equity Fund

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class P Shares(a)
Shares sold	3,435,741	$44,249,005	6,370,134	$75,997,000
Reinvestment of distributions	403,074	5,101,142	138,300	1,632,917
Shares redeemed	(628,587)	(8,118,168)	(3,211,143)	(38,547,475)
NET INCREASE	3,210,228	$41,231,979	3,297,291	$39,082,442

(a)	Effective April 16, 2018, Institutional Shares were redesignated as Class P Shares.

47

ACTIVE EQUITY MULTI-MANAGER FUNDS

Fund Expenses — Period Ended April 30, 2018 (Unaudited)

As a shareholder of Class P Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018, which represents a period of 181 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager International Equity Fund				Multi-Manager U.S. Dynamic Equity Fund				Multi-Manager U.S. Small Cap Equity Fund
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*
Class P(a)
Actual	$1,000.00	$1,025.80		$2.86	$1,000.00	$1,038.50		$3.99	$1,000.00	$1,016.10		$4.00
Hypothetical 5% return	1,000.00	1,021.97	+	2.86	1,000.00	1,020.88	+	3.96	1,000.00	1,020.83	+	4.01

(a)	Effective April 16, 2018, Institutional Shares were redesignated as Class P Shares.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class P
Multi-Manager International Equity	0.57%
Multi-Manager U.S. Dynamic Equity	0.79
Multi-Manager U.S. Small Cap Equity	0.80

48

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of March 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh Treasurer, Senior Vice President and

Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal

Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on the Funds’ managements’ predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. A Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. A Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include a Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2018 Goldman Sachs. All rights reserved. 132635-OTU-780351 MMGRFDSSAR-18/108

Goldman Sachs Funds

Semi-Annual Report	April 30, 2018

GQG Partners International Opportunities Fund

Goldman Sachs GQG Partners International Opportunities Fund

TABLE OF CONTENTS

Portfolio Management Discussions and Performance Summaries	1

Schedule of Investments	7

Financial Statements	9

Financial Highlights	12

Notes to Financial Statements	14

Other Information	24

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs GQG Partners International Opportunities Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the portfolio management team of GQG Partners LLC, the Goldman Sachs GQG Partners International Opportunities Fund’s (the “Fund”) sub-adviser, discusses the Fund’s performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of 2.99%, 2.62%, 3.15%, 3.11%, 2.84% and 3.15%, respectively. These returns compare to the 3.47% cumulative total return of the Fund’s benchmark, the MSCI ACWI ex USA Index (Net, Unhedged) (the “Index”), during the same time period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return, without sales charges, of -0.46% compared to the 0.21% cumulative total return of the Index.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	During the Reporting Period, emerging markets equities and non-U.S. developed markets equities produced positive returns, with emerging markets equities generally outperforming non-U.S. developed markets equities.

As the Reporting Period began in November 2017, a robust third calendar quarter corporate earnings reporting season was a positive driver for emerging markets equities, despite a pullback from a global technology sell-off. A weaker U.S. dollar and commodities strength also helped emerging markets equities close out calendar year 2017 with a healthy total return. As for non-U.S. developed markets equities, their performance, especially among larger companies, was relatively muted in November and December 2017. The U.K., however, performed better than many other developed markets. Although the U.K. Prime Minister suffered a defeat in the House of Commons over the European Union Withdrawal Bill in December 2017, the U.K. was judged by the European Union to have made sufficient progress on key issues to allow the next phase of Brexit negotiations — including discussions on trade — to begin. (Brexit refers to the U.K.’s efforts to leave the European Union.) Elsewhere, the European Central Bank (“ECB”) upgraded its growth forecasts for the Eurozone’s economy, though optimism was tempered by lackluster inflation. The Bank of Japan’s (“BoJ”) quarterly Tankan survey of business sentiment showed that confidence improved, boosted by strengthening export activity. In December 2017, the U.S. Federal Reserve (“Fed”) delivered its third interest rate hike of the calendar year, as had been widely expected, and maintained its projections for three additional interest rate hikes in 2018.

Emerging markets equities endured a rather volatile first three months of 2018 to post positive returns for a fifth consecutive quarter. The new calendar year began strongly, with emerging markets equities outperforming non-U.S. developed markets equities in January 2018, buoyed by a strong global economic backdrop, rising oil prices and a softer U.S. dollar. Latin American equities were the strongest performers, led by Brazil, while Asian equities were largely driven by a notable rally in Chinese equities. Meanwhile, non-U.S. developed markets equities also enjoyed a strong start to 2018, driven by market exuberance about improving economic data, the $1.5 trillion U.S. tax reform plan passed by Congress in December 2017 and the favorable start to the corporate earnings reporting season. In February 2018, however, equities sold off globally on market speculation of a faster pace of interest rate hikes by the Fed, which stoked a sharp rise in bond yields and in equity market volatility. Concerns about monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes released were largely expected, Fed Chair Jerome Powell’s Congressional testimony surprised markets with its hawkish tilt, sparking another sell-off. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, escalating trade tensions and tariffs weighed on investor sentiment and on global

1

PORTFOLIO RESULTS

equity market performance. Political uncertainty in Germany and Italy and signs of slowing economic growth in Europe dampened investor sentiment within non-U.S. developed markets as well. In March, the Fed delivered on a consensus-expected interest rate increase, with its projections continuing to point to three interest rate hikes in the 2018 calendar year. In Europe, an agreement on a 21-month transition after Brexit between the U.K. and the European Union reduced political uncertainty.

In April, emerging markets equities posted a modest decline amid continued volatility. The market turbulence was driven by trade headlines around the U.S. and China, rising U.S. Treasury yields and increased focus on the technology sector given ongoing discussion around the regulatory environment. Non-U.S. developed markets stocks recorded a modestly positive return in April 2018, but remained relatively muted for the month on concerns about U.S.-China trade tensions and as geopolitical uncertainty stemming from sanctions on Russia surfaced. The ECB and BoJ kept their respective monetary policies unchanged in April, indicating ongoing monetary policy accommodation.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Security selection detracted from the Fund’s relative performance during the Reporting Period. The Fund benefited from asset allocation decisions.

Q	Which equity market sectors and countries most significantly affected Fund performance?

A	During the Reporting Period, the Fund was hurt by its underweight in the energy sector, where it held only one stock (British-Dutch oil and gas company Royal Dutch Shell), as commodity prices rose during the Reporting Period. Underweight positions and stock selection in the materials and health care sectors also detracted from relative performance. Conversely, the Fund’s overweight relative to the Index in financials added to returns, led by strong stock selection among financial exchange companies, such as Germany’s Deutsche Bourse. In addition, a significant underweight in the industrials sector bolstered the Fund’s relative performance. An underweight position, as well as stock selection, in the consumer discretionary sector also contributed positively.

With regards to countries, investments in Japan, the U.K. and Russia detracted. Poor performers included U.K.-based British American Tobacco, U.K.-headquartered Coca-Cola Hellenic Bottling Company and Scottish bank Royal Bank of Scotland. The Fund benefited from its holdings in Germany, Australia and Spain. Leading contributors included Deutsche Bourse, mentioned previously, and Spanish telecommunications company Cellnex Telecom.

Q	Which stocks detracted most from the Fund’s relative performance during the Reporting Period?

A	Yandex, Facebook and Samsung Electronics detracted most from the Fund’s relative returns during the Reporting Period.

Shares of Yandex, a provider of Internet-related services and products, experienced a price decline along with other Russian stocks in the wake of U.S. economic sanctions, which were imposed during April 2018. We eliminated the Fund’s position in Yandex by the end of the Reporting Period.

Facebook’s stock price was pressured by concerns regarding the U.S. social media company’s handling of user data. We trimmed the Fund’s position in Facebook during the Reporting Period.

Shares of Samsung Electronics, a South Korea-based electronic products manufacturer, were weak due to a number of factors, including concern about the Apple iPhone supply chain. During the Reporting Period, we reduced the Fund’s position in Samsung Electronics.

Q	What were some of the Fund’s best-performing individual stocks during the Reporting Period?

A	During the Reporting Period, the Fund’s best-performing individual holdings were Deutsche Bourse, Mastercard and Tencent Holdings.

Deutsche Bourse, a German-based financial exchange company, mentioned earlier, benefited from the increase in market volatility during the Reporting Period, as such volatility boosted trading activity.

Shares of financial services company Mastercard performed well on news of strong fourth quarter 2017 results.

Tencent Holdings posted gains as the Chinese social media and online entertainment company continued to generate solid growth across its business segments.

Q	Were there any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Netherlands-based ASML, a leading supplier of photolithographic equipment for the semiconductor industry.

2

PORTFOLIO RESULTS

In our view, the company has a near monopoly on next-generation equipment.

Another notable purchase was Coca-Cola Hellenic Bottling Company, mentioned earlier. We expect the company to experience revenue growth and widening margins.

Among those sales implemented during the Reporting Period was the Fund’s position in British American Tobacco. The outlook for tobacco companies has continued to deteriorate, in our view, with volumes declining at an increasing rate. In addition, these companies must now invest in reduced-risk products, which is a new demand on their cash flow.

During the Reporting Period, we exited the Fund’s position in Sberbank, a state-owned Russian banking and financial services company. We sold the holding because of U.S.-imposed sanctions on Russia.

Q	What changes were made to the Fund’s sector and country weightings during the Reporting Period?

A	In terms of sector weightings, we increased the Fund’s exposure to consumer staples, shifting from an underweight position relative to the Index to an overweight, because we believe organic volume growth is healthy. We also increased the Fund’s exposure to materials, reflecting a new position in French industrial gases company Air Liquide, but maintained a modest underweight in the sector at the end of the Reporting Period. We reduced the Fund’s exposure to health care, increasing the size of its underweight position, as we liquidated a number of holdings, including Bayer, a German pharmaceutical and life sciences company, and Novo Nordisk, a Danish pharmaceutical company. In addition, we slightly decreased the Fund’s overweight in the financials sector, as we sold investments in certain European banks and, as previously mentioned, in Sberbank.

Regarding countries, the Fund’s exposure to France increased, largely due to the addition of Air Liquide. The Fund’s exposure to the U.K. also increased because of new investments in the already-mentioned Coca-Cola Hellenic Bottling Company, alcoholic beverages company Diageo, banking and financial services company HSBC and Anglo-Swiss commodity trading and mining company Glencore. We entirely eliminated the Fund’s exposure to Russia after the U.S. imposed economic sanctions. In addition, the Fund’s exposure to Germany decreased, as we eliminated the Fund’s positions in Bayer as well as in automakers BMW and Daimler.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	Forward foreign exchange contracts were used during the Reporting Period as part of the standard process of buying and selling non-US securities in their local currency. The use of forward foreign exchange contracts had a negative impact on the Fund’s performance.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the information technology, financials and consumer staples sectors. It was underweight industrials, consumer discretionary, energy, health care and utilities. It was rather neutral compared to the Index in materials and telecommunication services at the end of the Reporting Period.

In terms of countries, the Fund had significant exposure to the U.S., which had no weighting in the Index at the end of the Reporting Period. It was significantly overweight relative to the Index in Belgium and France. In addition, the Fund was overweight the Netherlands, Germany, Indonesia and Switzerland, albeit to a lesser extent. Compared to the Index, the Fund was significantly underweight Japan. It was also underweight Brazil, Denmark, Russia and Sweden, though to a lesser extent. At the end of the Reporting Period, the Fund was rather neutrally weighted in the other countries comprising the Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we saw some indications that corporate earnings growth could slow over the near term, and therefore, we added some positions to the Fund that we believe are less exposed to such a slowdown. Overall, our strategy remains the same — to look for what we consider to be high quality companies with solid prospects over the next three years and beyond. The Fund’s positioning will always be affected by share price movements, which may reflect macro events, including political developments, as well as company-specific events, including operational developments and mergers and acquisitions.

3

FUND BASICS

GQG Partners International Opportunities Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	MSCI ACWI ex USA (Net, unhedged)[2]
Class A	2.99%	3.47%
Class C	2.62	3.47
Institutional	3.15	3.47
Investor	3.11	3.47
Class R	2.84	3.47
Class R6	3.15	3.47

April 16, 2018–April 30, 2018	Fund Total Return (based on NAV)[1]	MSCI ACWI ex USA (Net, unhedged)[2]
Class P	-0.46%	0.21%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI ACWI ex USA Index is an international equity index that tracks stocks from 22 developed and 24 emerging markets countries. Developed countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. Emerging markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. It is not possible to invest directly in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Since Inception	Inception Date
Class A	14.19%	18.15%	12/15/16
Class C	18.93	22.51	12/15/16
Institutional	21.26	23.88	12/15/16
Investor	21.14	23.69	12/15/16
Class P	N/A	N/A	4/16/18
Class R	20.46	23.04	12/15/16
Class R6	21.26	23.88	12/15/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.29%	1.56%
Class C	2.04	2.31
Institutional	0.90	1.17
Investor	1.04	1.31
Class P	0.88	1.16
Class R	1.54	1.81
Class R6	0.88	1.16

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019 with respect to all share classes except for Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser and Transfer Agent (as applicable) may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/185 6
Holding	% of Net Assets	Line of Business
Air Liquide SA	4.2%	Chemicals
SAP SE ADR	4.0	Software
MasterCard, Inc. Class A	4.0	IT Services
Tencent Holdings Ltd.	3.6	Internet Software & Services
Samsung Electronics Co. Ltd.	3.5	Technology Hardware, Storage & Peripherals
ASML Holding NV	3.1	Semiconductors & Semiconductor Equipment
Heineken NV	3.1	Beverages
Facebook, Inc. Class A	3.1	Internet Software & Services
KBC Group NV	3.0	Banks
Cellnex Telecom SA	3.0	Diversified Telecommunication Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 2.7% of the Fund’s net assets as of 4/30/18.

5

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of April 30, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

6

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value

Common Stocks – 95.0%
Australia – 5.5%
498,622	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	$10,002,643
113,147	CSL Ltd. (Biotechnology)	14,492,890
354,341	Macquarie Group Ltd. (Capital Markets)	28,856,911

		53,352,444

Belgium – 5.2%
131,989	Ageas (Insurance)	7,060,423
141,916	Anheuser-Busch InBev SA ADR (Beverages)	14,202,953
335,753	KBC Group NV (Banks)	29,190,364

		50,453,740

China – 7.4%
82,442	Alibaba Group Holding Ltd. ADR* (Internet Software & Services)	14,719,195
2,339,235	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	22,857,600
705,741	Tencent Holdings Ltd. (Internet Software & Services)	34,696,262

		72,273,057

France – 12.0%
316,721	Air Liquide SA (Chemicals)	41,166,228
20,749	Hermes International (Textiles, Apparel & Luxury Goods)	13,417,129
119,329	L’Oreal SA (Personal Products)	28,733,186
147,206	Safran SA (Aerospace & Defense)	17,265,797
164,150	Vinci SA (Construction & Engineering)	16,412,315

		116,994,655

Germany – 7.8%
84,461	Beiersdorf AG (Personal Products)	9,555,764
205,130	Deutsche Boerse AG (Capital Markets)	27,587,730
351,117	SAP SE ADR (Software)	38,914,297

		76,057,791

Hong Kong – 3.5%
1,554,172	AIA Group Ltd. (Insurance)	13,889,942
783,023	Hang Seng Bank Ltd. (Banks)	19,833,901

		33,723,843

India – 2.5%
258,545	HDFC Bank Ltd. ADR (Banks)	24,771,197

Indonesia – 1.6%
10,104,004	Bank Central Asia Tbk PT (Banks)	15,977,274

Ireland – 1.0%
125,694	Medtronic PLC (Health Care Equipment & Supplies)	10,071,860

Italy – 1.3%
1,945,728	Enel SpA (Electric Utilities)	12,343,154

Netherlands – 6.2%
160,211	ASML Holding NV (Semiconductors & Semiconductor Equipment)	30,501,566
284,684	Heineken NV (Beverages)	29,970,202

		60,471,768

South Korea – 3.6%
13,625	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	33,771,015
798	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	978,801

		34,749,816

Spain(a) – 3.0%
1,080,653	Cellnex Telecom SA (Diversified Telecommunication Services)	28,982,280

Switzerland – 7.8%
221,707	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	21,075,170
391,761	Coca-Cola HBC AG* (Beverages)	13,124,310
5,402	SGS SA (Professional Services)	13,119,559
3,933	Sika AG (Chemicals)	28,538,744

		75,857,783

United Kingdom – 12.4%
132,501	Aon PLC (Insurance)	18,877,418
689,379	Diageo PLC (Beverages)	24,593,352
1,636,582	HSBC Holdings PLC (Banks)	16,293,773
433,485	London Stock Exchange Group PLC (Capital Markets)	25,613,695
5,258,856	Royal Bank of Scotland Group PLC* (Banks)	19,474,567
437,137	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	15,605,279

		120,458,084

United States – 14.2%
16,253	Alphabet, Inc. Class A* (Internet Software & Services)	16,554,981
14,762	Alphabet, Inc. Class C* (Internet Software & Services)	15,017,825
174,108	Facebook, Inc. Class A* (Internet Software & Services)	29,946,576
216,302	MasterCard, Inc. Class A (IT Services)	38,560,158
65,255	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	14,675,849
181,883	Visa, Inc. Class A (IT Services)	23,077,315

		137,832,704

TOTAL COMMON STOCKS
(Cost $868,358,741)		$924,371,450

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Distribution Rate	Value
Investment Company(b) – 2.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
26,053,993	1.623%	$26,053,993
(Cost $26,053,993)

TOTAL INVESTMENTS – 97.7%
(Cost $894,412,734)		$950,425,443

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%		22,455,606

NET ASSETS – 100.0%		$972,881,049

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $28,982,280, which represents approximately 3.0% of the Fund’s net assets as of April 30, 2018. The liquidity determination is unaudited.
(b)	Represents an affiliated fund.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depository Receipt
PLC	—Public Limited Company

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Assets and Liabilities

April 30, 2018 (Unaudited)

Assets:
Investments of unaffiliated issuers, at value (cost $868,358,741)	$924,371,450
Investments of affiliated issuers, at value (cost $26,053,993)	26,053,993
Cash	19,392,679
Foreign currencies, at value (cost $374,022)	362,585
Receivables:
Investments sold	8,271,371
Fund shares sold	5,666,682
Dividends	905,840
Foreign tax reclaims	321,059
Reimbursement from investment adviser	41
Other assets	169,436
Total assets	985,515,136

Liabilities:
Payables:
Investments purchased	11,603,881
Management fees	655,812
Fund shares redeemed	208,388
Distribution and Service fees and Transfer Agency fees	82,183
Accrued expenses	83,823
Total liabilities	12,634,087

Net Assets:
Paid-in capital	922,546,484
Undistributed net investment income	1,709,775
Accumulated net realized loss	(7,371,542)
Net unrealized gain	55,996,332
NET ASSETS	$972,881,049
Net Assets:
Class A	$36,039,363
Class C	23,862,052
Institutional	747,148,549
Investor	165,544,892
Class P	9,953
Class R	13,023
Class R6	263,217
Total Net Assets	$972,881,049
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,757,873
Class C	1,844,157
Institutional	56,974,049
Investor	12,648,493
Class P	759
Class R	1,000
Class R6	20,074
Net asset value, offering and redemption price per share:(a)
Class A	$13.07
Class C	12.94
Institutional	13.11
Investor	13.09
Class P	13.11
Class R	13.02
Class R6	13.11

(a)	Maximum public offering price per share for Class A Shares is $13.83. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statement of Operations

For the Six Months Ended April 30, 2018 (Unaudited)

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $601,425)	$5,336,424
Dividends — affiliated issuers	94,369
Total investment income	5,430,793

Expenses:
Management fees	3,040,800
Transfer Agency fees(a)	252,125
Distribution and Service fees(a)	125,095
Professional fees	77,840
Printing and mailing costs	53,920
Custody, accounting and administrative services	43,746
Amortization of offering costs	38,321
Trustee fees	21,166
Other	44,133
Total expenses	3,697,146
Less — expense reductions	(240,745)
Net expenses	3,456,401
NET INVESTMENT INCOME	1,974,392

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(2,281,040)
Forward foreign currency exchange contracts	(8,284)
Foreign currency transactions	(683,933)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	10,028,366
Foreign currency translation	(26,474)
Net realized and unrealized gain	7,028,635
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,003,027

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P(b)	Class R	Class R6
$30,282	$94,778	$35	$21,732	$16,978	$111,767	$101,619	—	$12	$17

(b)	Class P Shares commenced operations on April 16, 2018.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2018 (Unaudited)	For the Period Ended October 31, 2017(a)
From operations:
Net investment income	$1,974,392	$1,064,640
Net realized loss	(2,973,257)	(4,894,890)
Net change in unrealized gain	10,001,892	45,994,440
Net increase in net assets resulting from operations	9,003,027	42,164,190

Distributions to shareholders:
From net investment income
Class A Shares	—	(5)
Class C Shares	—	(2)
Institutional Shares	(730,804)	(17,866)
Investor Shares	(90,579)	(6)
Class P Shares(b)	—	—
Class R Shares	—	(4)
Class R6 Shares	(27)	(7)
Total distributions to shareholders	(821,410)	(17,890)

From share transactions:
Proceeds from sales of shares	534,170,240	465,798,260
Reinvestment of distributions	812,227	17,890
Cost of shares redeemed	(50,049,770)	(28,195,715)
Net increase in net assets resulting from share transactions	484,932,697	437,620,435
TOTAL INCREASE	493,114,314	479,766,735

Net assets:
Beginning of period	479,766,735	—
End of period	$972,881,049	$479,766,735
Undistributed net investment income	$1,709,775	$556,793

(a)	The Fund commenced operations on December 15, 2016.
(b)	Class P Shares commenced operations on April 16, 2018.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - A	$12.69	$0.02	$0.36	$0.38	$—
2018 - C	12.61	(0.04)	0.37	0.33	—
2018 - Institutional	12.73	0.04	0.36	0.40	(0.02)
2018 - Investor(f)	12.71	0.03	0.37	0.40	(0.02)
2018 - P (Commenced April 16, 2018)	13.17	0.02	(0.08)	(0.06)	—
2018 - R	12.66	(0.01)	0.37	0.36	—
2018 - R6	12.73	0.07	0.33	0.40	(0.02)

FOR THE PERIOD ENDED OCTOBER 31,
2017 - A (Commenced December 15, 2016)	10.00	0.04	2.66	2.70	(0.01)
2017 - C (Commenced December 15, 2016)	10.00	(0.06)	2.67	2.61	— (e)
2017 - Institutional (Commenced December 15, 2016)	10.00	0.08	2.66	2.74	(0.01)
2017 - Investor (Commenced December 15, 2016)(f)	10.00	(0.01)	2.73	2.72	(0.01)
2017 - R (Commenced December 15, 2016)	10.00	0.04	2.62	2.66	— (e)
2017 - R6 (Commenced December 15, 2016)	10.00	0.11	2.63	2.74	(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Amount is less than $0.005 per share.
(f)	Effective October 10, 2017, Class IR Shares changed its name to Investor Shares.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income (loss) to average net assets(c)	Portfolio turnover rate(d)

$13.07	2.99%	$36,039	1.29%	1.35%	0.25%	52%
12.94	2.62	23,862	2.04	2.11	(0.55)	52
13.11	3.15	747,149	0.90	0.96	0.61	52
13.09	3.11	165,545	1.04	1.10	0.50	52
13.11	(0.46)	10	0.90	0.90	4.39	52
13.02	2.84	13	1.55	1.61	(0.10)	52
13.11	3.15	263	0.88	0.94	1.06	52

12.69	26.97	11,297	1.30	1.65	0.40	54
12.61	26.13	12,969	2.05	2.34	(0.57)	54
12.73	27.39	392,168	0.90	1.30	0.73	54
12.71	27.18	63,303	1.05	1.39	(0.10)	54
12.66	26.65	17	1.55	2.22	0.43	54
12.73	27.39	13	0.89	1.66	1.09	54

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements

April 30, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs GQG Partners International Opportunities Fund (the “Fund”). The Fund is a non-diversified portfolio that currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class P (commenced operations on April 16, 2018), Class R and Class R6 Shares. The Fund commenced operations on December 15, 2016.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R, and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

GQG Partners LLC (“GQG Partners” or the “Sub-Adviser”) serves as the sub-adviser to the Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class-specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Offering Costs — Offering costs paid in connection with the offering of shares of the Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

14

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last

15

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

16

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of April 30, 2018:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$39,490,392	$142,004,795	$—
Australia and Oceania	—	53,352,444	—
Europe	82,066,528	469,624,587	—
North America	137,832,704	—	—
Investment Company	26,053,993	—	—
Total	$285,443,617	$664,981,826	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in the table. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the period ended April 30, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts	$(8,284)	1

(a)	Average number of contracts is based on the average of month end balances for the period ended April 30, 2018.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

17

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Sub-Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the period ended April 30, 2018, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate						Effective Net Management Rate^
First $1 Billion	Next $1 Billion	Next $3 Billion	Next $3 Billion	Over $8 Billion	Effective Rate
0.85%	0.77%	0.73%	0.71%	0.70%	0.85%	0.85%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investment of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the period ended April 30, 2018, GSAM waived $11,689 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund.

18

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the period ended April 30, 2018, Goldman Sachs retained $23,533 of the front end sales charges for the Fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.01% as an annual percentage rate of the average daily net assets attributable to Class R6 Shares and, effective April 16, 2018, Class P Shares of the Fund. These arrangements will remain in effect through at least February 28, 2019 with respect to Class R6 Shares, and April 16, 2019 with respect to Class P Shares, and prior to such date Goldman Sachs may not terminate these arrangements without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.014%. These Other Expense limitations will remain in place through at least February 28, 2019 for Class A, Class C, Institutional, Investor, Class R and Class R6 Shares, and through at least April 16, 2019 for Class P Shares and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the period ended April 30, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
$11,689	$12	$229,044	$240,745

G.  Line of Credit Facility — As of April 30, 2018, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate.

19

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2018, the Fund did not have any borrowings under the facility. The facility was decreased to $770,000,000 effective May 1, 2018.

H.  Other Transactions with Affiliates — For the period ended April 30, 2018, Goldman Sachs earned $386 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of April 30, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of 100% of Class P and Class R Shares.

The table below shows the transactions in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the period ended April 30, 2018:

Beginning value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2018	Shares as of April 30, 2018	Dividend Income
$11,456,987	$288,432,555	$(273,835,549)	$26,053,993	26,053,993	$94,369

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended April 30, 2018, were $811,657,464 and $358,784,530, respectively.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, October 31, 2017, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforwards:
Perpetual Short-Term	$(3,815,101)
Perpetual Long-Term	—
Total Capital loss carryforwards	$(3,815,101)

As of April 30, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$894,995,918
Gross unrealized gain	61,014,069
Gross unrealized loss	(5,584,544)
Net unrealized security gain	$55,429,525

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, it will subject the Fund, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

21

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

8. OTHER RISKS (continued)

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Period Ended October 31, 2017(a)
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,285,363	$30,332,911	1,155,052	$13,447,997
Reinvestment of distributions	—	—	1	5
Shares redeemed	(417,541)	(5,649,410)	(265,002)	(3,137,669)
	1,867,822	24,683,501	890,051	10,310,333
Class C Shares
Shares sold	854,705	11,215,185	1,032,450	12,144,475
Reinvestment of distributions	—	—	1	2
Shares redeemed	(38,642)	(511,796)	(4,357)	(53,389)
	816,063	10,703,389	1,028,094	12,091,088

22

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Period Ended October 31, 2017(a)
	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	28,103,849	$373,597,652	32,762,823	$378,977,813
Reinvestment of distributions	55,896	721,621	1,806	17,866
Shares redeemed	(1,985,636)	(26,485,871)	(1,964,689)	(23,989,162)
	26,174,109	347,833,402	30,799,940	355,006,517
Investor Shares
Shares sold	8,977,913	118,763,064	5,063,139	61,203,795
Reinvestment of distributions	7,027	90,579	1	6
Shares redeemed	(1,316,612)	(17,397,680)	(82,975)	(1,015,475)
	7,668,328	101,455,963	4,980,165	60,188,326
Class P Shares(b)
Shares sold	760	10,005	—	—
Shares redeemed	(1)	(5)	—	—
	759	10,000	—	—
Class R Shares
Shares sold	—	—	1,364	14,170
Reinvestment of distributions	—	—	1	4
Shares redeemed	(364)	(4,738)	(1)	(10)
	(364)	(4,738)	1,364	14,164
Class R6 Shares
Shares sold	19,091	251,423	1,001	10,010
Reinvestment of distributions	2	27	1	7
Shares redeemed	(20)	(270)	(1)	(10)
	19,073	251,180	1,001	10,007
NET INCREASE	36,545,790	$484,932,697	37,700,615	$437,620,435

(a)	The Fund commenced operations on December 15, 2016.
(b)	Class P Shares commenced operations on April 16, 2018.

23

GOLDMAN SACHS GQG PARTNERS INTERNATIONAL OPPORTUNITIES FUND

Fund Expenses — Six Month Period Ended April 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R or Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018, which represents a period of 181 days in a 365 day year. The Class P example is based on the period from April 17, 2018 through April 30, 2018, which represents a period of 14 out of 365 days. The Class P Shares example for hypothetical expenses reflects projected activity for the period from November 1, 2017 through April 30, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs.

Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*
Class A
Actual	$1,000.00	$1,029.90		$6.49
Hypothetical 5% return	1,000.00	1,018.40	+	6.46
Class C
Actual	1,000.00	1,026.20		10.25
Hypothetical 5% return	1,000.00	1,014.68	+	10.19
Institutional
Actual	1,000.00	1,031.50		4.53
Hypothetical 5% return	1,000.00	1,020.33	+	4.51
Investor
Actual	1,000.00	1,031.50		5.24
Hypothetical 5% return	1,000.00	1,019.64	+	5.21
Class P(a)
Actual	1,000.00	995.40		0.37
Hypothetical 5% return	1,000.00	1,020.33		4.46
Class R
Actual	1,000.00	1,028.40		7.80
Hypothetical 5% return	1,000.00	1,017.11	+	7.75
Class R6
Actual	1,000.00	1,031.50		4.43
Hypothetical 5% return	1,000.00	1,020.43	+	4.41

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P(a)	Class R	Class R6
GQG Partners International Opportunities	1.29%	2.04%	0.90%	1.04%	0.90%	1.55%	0.88%

(a)	Commenced operations on April 16, 2018.

24

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of March 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund. Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (the “SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of April 30, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 132498-TMPL-06/2018-780225 GQGPIOSAR-18/10.7K

Goldman Sachs Funds

Semi-Annual Report	April 30, 2018

Multi-Manager Alternatives Fund

Goldman Sachs Multi-Manager Alternatives Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

What Differentiates Goldman Sachs Multi-Manager Alternatives Fund Investment Process?

The Goldman Sachs Multi-Manager Alternatives Fund seeks long-term growth of capital by allocating its assets to underlying managers who employ a range of alternative and non-traditional investment strategies. The Fund benefits from the dedicated expertise of GSAM’s alternative investment team that has a legacy dating back to 19691 and is located in 8 offices globally.2

∎	We have over 100 alternative investment professionals[2] dedicated to manager selection

∎	We employ a rigorous due diligence process to evaluate each manager’s skill, strategy, and team and continually monitor managers after an investment is made

∎	Our Investment Committee process includes an independent “Devil’s advocate” to promote fluid debate and intense examination of each manager

∎	We combine “top down” market and economic environment considerations with “bottom up” manager-specific factors

∎	We incorporate judgment and quantitative tools to determine the appropriate investment size in each manager

∎	The process is continual with ongoing re-balancing and active management to optimize diversification

∎	We have over 50 professionals[2] focused on alternative investment risk management and operational diligence

∎	We consider risk management an all-encompassing and real time discipline

∎	Our dedicated strategists leverage our proprietary risk management systems to continually monitor risk

1In	June 1997, The Goldman Sachs Group, Inc. (GSG, Inc.) acquired the assets and business of Commodities Corporation, which GSG, Inc. subsequently renamed Goldman Sachs Hedge Fund Strategies LLC in December 2004.

2As	of March 2018.

The	portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

1

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Alternatives Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Goldman Sachs Multi-Manager Alternatives Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Investor and Class R Shares generated cumulative total returns, without sales charges, of -1.08%, -1.40%, -0.88%, -0.88% and -1.18%, respectively. These returns compare to the 0.68% cumulative total return of the Fund’s primary benchmark, the ICE® BofAML® Three-Month U.S. Treasury Bill Index (the “ICE® BofAML® Index”) during the same time period. The HFRX Global Hedge Fund Index (the “HFRX Index”) (net of management, administrative and performance/incentive fees), a broad proxy for hedge fund performance and the Fund’s secondary benchmark, returned -0.13% during the Reporting Period.

From their inception on February 28, 2018 through the end of the Reporting Period, the Fund’s Class R6 Shares generated a cumulative total return, without sales charges, of -0.20% compared to the 0.27% cumulative total return of the ICE® BofAML® Index. The HFRX Index returned -0.89% during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return, without sales charges, of -0.20% compared to the 0.06% cumulative total return of the ICE® BofAML® Index. The HFRX Index returned -0.52% during the same period.

References to the Fund’s benchmarks mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the ICE® BofAML® Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the financial markets as a whole during the Reporting Period?

A	The capital markets held up well during the Reporting Period despite a resurgence in volatility.

When the Reporting Period began in November 2017, U.S. equity markets marched higher, extending their record highs of the calendar year on the heels of strong corporate earnings growth and positive business sentiment. Bullish market sentiment was further augmented by the passage of a tax reform bill in December 2017. The Federal Reserve’s (“Fed”) decision in the same month to raise short-term interest rates by a quarter of a percentage point did little to temper the rally, as the rate hike was largely driven by the Fed’s positive outlook for U.S. economic growth and a strong jobs market. In the first months of the Reporting Period, the information technology and consumer discretionary sectors drove U.S. equity gains, as growth-oriented stocks outperformed their value counterparts. In non-U.S. developed markets, financials stocks rallied, with European equity markets benefiting from the easing of political concerns thanks to the formation of a ruling coalition in Germany and positive Brexit-related developments. (Brexit refers to the U.K.’s efforts to leave the European Union.) In late January 2018, the U.S. dollar fell to a three-year low versus other developed markets currencies based on concerns about rhetoric from the U.S. Treasury Secretary, who said he favored a weak U.S. dollar, as well as what investors perceived as the erosion of the U.S. dollar’s yield relative to those of other currencies.

Volatility returned to the capital markets in February 2018 amid bond market jitters and a significant sell-off in the global equity markets. The turbulence persisted through most of the second half of the Reporting Period, with equity market swings largely influenced by a rise in the 10-year

2

PORTFOLIO RESULTS

U.S. Treasury yield, which ultimately breached 3% in late April 2018 — the first time since 2014. The U.S. Administration’s announcement of steel and aluminum tariffs, which stoked fears of a global trade war, compounded equity investors’ concerns. In March 2018, at Jerome Powell’s first policy meeting as Fed chair, the U.S. central bank raised short-term interest rates by another quarter percentage point. Although U.S. and international stocks generated negative returns during the second half of the Reporting Period, they finished the Reporting Period overall in positive territory. Meanwhile, commodity prices broadly pushed higher due to a combination of U.S. sanctions on Russia, trade disputes and continuing tightness in oil supplies.

Credit markets generally sold off during the Reporting Period overall, as a more hawkish Fed continued to forecast additional interest rate hikes against the backdrop of strong economic growth and increasing signs of inflation. (Hawkish tends to suggest higher interest rates; opposite of dovish.) Credit spreads, or yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity, were relatively flat during the Reporting Period, as enthusiasm about U.S. tax reform offset idiosyncratic corporate earnings pressure in the information technology and retail industries. In the U.S., demand for high yield corporate bonds waned, as investors sought out securities with less interest rate duration, such as floating rate loans. (Duration measures sensitivity to changes in interest rates.) In addition, while floating rate loan spreads versus LIBOR widened, this was more than offset by a significant increase in LIBOR itself, which helped to make floating rate loans one of the strongest performing fixed income sectors of the Reporting Period. (LIBOR is London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements.) Outside the U.S., emerging markets credit spreads, or yield differentials versus U.S. Treasuries, widened marginally, as rising U.S. interest rates proved to be a headwind for emerging markets debt. Weakness in the U.S. dollar during the Reporting Period overall boosted the performance of local bonds relative to hard currency bonds.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, which are unaffiliated investment managers that employ one or more non-traditional and alternative investment strategies.

At various points during the Reporting Period, the Fund had capital allocated to 16 Underlying Managers — Acadian Asset Management LLC (“Acadian”); Algert Global LLC (“Algert”); Ares Capital Management II LLC (“Ares”); Atreaus Capital, LP (“Atreaus”); Brigade Capital Management, LP (“Brigade”); Crabel Capital Management, LLC (“Crabel”); Emso Asset Management Limited (“Emso”); First Pacific Advisors, LLC (“FPA”); Graham Capital Management, L.P. (“Graham”); Halcyon Arbitrage IC Management LP (“Halcyon”); New Mountain Vantage Advisers, L.L.C. (“New Mountain Vantage”); One River Asset Management, LLC (“One River”); QMS Capital Management LP (“QMS”); River Canyon Fund Management LLC (“River Canyon”); Sirios Capital Management, L.P. (“Sirios”); and Wellington Management Company LLC (“Wellington”).

These 16 Underlying Managers represented four strategies — equity long/short (FPA, Sirios and Wellington); event driven and credit (Ares, Brigade, Halcyon, New Mountain Vantage and River Canyon); tactical trading (Atreaus, Crabel, Emso, Graham, One River and QMS); and relative value (Acadian and Algert).

Of the 16 Underlying Managers with allocated capital during the Reporting Period, eight generated positive returns and eight generated negative returns.

In addition, during the Reporting Period, the Fund allocated assets to Russell Investments Commodity Advisor, LLC (“RICA”). (Effective January 30, 2018, RICA agreed to be bound by and assume all of the rights and obligations of Russell Investments Implementation Services, LLC under the sub-advisory agreement between GSAM and Russell Investments Implementation Services, LLC with respect to the Fund). RICA manages a beta completion mandate for the Fund, which provides us with an additional tool to manage the beta of the Fund and is not used to override any views and/or decisions of the Fund’s Underlying Managers. (Beta is a measure of the sensitivity of a portfolio’s returns to broad market returns.) During the Reporting Period, RICA contributed positively to the Fund’s performance.

Q	Which strategies most significantly affected Fund performance?

A	Of the four strategies employed across the Underlying Managers during the Reporting Period, two generated negative returns and two generated positive returns. The Fund did not have allocations to the dynamic equity or opportunistic fixed income strategies during the Reporting Period.

3

PORTFOLIO RESULTS

The Fund’s equity long/short strategy detracted most from performance, largely because of Underlying Managers’ positions in the financials, telecommunication services, consumer discretionary and materials sectors. Leading individual detractors were Sherwin-Williams, a U.S. paint and coating manufacturer; Arconic, a metals engineering and manufacturing company; Veon, a Netherlands-headquartered telecommunications services company; CarMax, a U.S. used car retailer; and Lowe’s, a U.S. operator of home improvement stores. The long/short strategy’s losses were slightly offset by gains in the industrials and information technology sectors, which added to returns. Notable individual contributors included Airbus, a France-based aerospace company; Becton Dickinson, a U.S. medical technology company; NetApp, a U.S. cloud data services company; CSX, a U.S. rail transportation company; and Cisco, a U.S. information technology and networking company. Equity long/short strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Equity long/short managers may, for example, buy stocks they expect to outperform or they believe are undervalued, and may also sell short stocks they believe will underperform or they believe are overvalued. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

The relative value strategy also detracted from the Fund’s performance during the Reporting Period, led by Underlying Managers’ losses in the health care, financials and telecommunication services sectors. These negative results were offset somewhat by gains in the information technology, consumer discretionary and consumer staples sectors. Relative value strategies seek to identify and capitalize on price discrepancies between related assets (assets that share a common financial factor, such as interest rates, an issuer, or an index). Relative value strategies generally rely on arbitrage (the simultaneous purchase and sale of related assets) and may exist between two issuers or within the capital structure of a single issuer. These strategies attempt to exploit a source of return with low correlation to the market and include, among others, fixed income arbitrage, convertible arbitrage, volatility arbitrage, statistical arbitrage and equity market neutral strategies.

The tactical trading strategy added most to the Fund’s performance during the Reporting Period. Overall, managed futures strategies and discretionary macro strategies contributed positively, while emerging markets strategies detracted. Within managed futures strategies, the Underlying Managers’ interest rate exposures were beneficial. This was partially offset by their trading in currencies. Within discretionary macro strategies, trading by Underlying Managers in precious metals detracted from results. On the positive side, the key theme of U.S. stagflation, which was expressed by certain Underlying Managers through short positions in the U.S. dollar versus long positions in the Japanese yen, added to performance. (Stagflation is a situation in which the inflation is rising and the economic growth rate slows.) Within emerging markets strategies, positions in external sovereign bonds detracted from performance, while positions in local high yield bonds contributed positively. Tactical trading strategies seek to produce total return by long and short investing across global fixed income, currency, equity and commodity markets. Tactical trading managers may employ various investment styles of which the two major strategies are macro and managed futures. Tactical trading managers that employ a global macro style may select their investments based upon fundamental and/or technical analysis. Tactical trading managers that employ a managed futures investing style may use quantitative modeling techniques, e.g., determining an asset’s value based upon an analysis of price history, price momentum and the asset’s value relative to that of other assets, among other factors. Some tactical trading managers may employ both fundamental analysis and quantitative modeling techniques. Tactical trading managers typically have no bias to be long, short or neutral, but at any given time may have significant long or short exposures in a particular market or asset.

The Fund’s event driven and credit strategy overall also generated positive performance during the Reporting Period. Credit strategies added to results, while event driven strategies detracted from returns. Within credit strategies, gains were led by positions in select corporate bonds and bank loans. Top contributors included the C-rated corporate bonds of U.S. music retailer Guitar Center as well as certain information technology-related corporate bonds and government bank loans. These positive results were partially offset by losses that were concentrated in corporate bonds within the consumer discretionary, telecommunication services and energy sectors. Within event driven strategies, losses were led by positions in the information technology and industrials sectors. Notable individual detractors included U.S. diversified holding company HRG Group, U.S.-based media business operator Tribune Media and Netherlands-based semiconductor company NXP Semiconductors.

4

PORTFOLIO RESULTS

Contributors were found in telecommunication services, consumer staples and consumer discretionary, including Spectrum Brands, a U.S. diversified consumer products company; GKN, a U.K. maker of automotive and aerospace components; and Synchrony Financial, a U.S.-based consumer financial services company. Event driven and credit strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. These strategies may include, among others, merger arbitrage, distressed credit, opportunistic credit and value with a catalyst investing style.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Underlying Managers of the Fund employ derivatives and similar instruments as part of their underlying strategies to hedge market exposure and/or to gain implicit leverage, subject to the constraints of the Investment Company Act of 1940. The derivatives used most by Underlying Managers during the Reporting Period were commodity futures, equity futures and over-the-counter equity options, total return swaps (single name and index), bond futures, credit default swaps (single name and index), interest rate futures, interest rate swaps, inflation swaps, currency futures, over-the-counter options on foreign currency and forward foreign exchange contracts. Overall, the use of derivatives and similar instruments by the Underlying Managers had a negative impact on the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations and Underlying Managers during the Reporting Period?

A	During the Reporting Period, shifts in the Fund’s asset allocation were made in response to the market environment and were also the result of changes in allocations to the Fund’s various strategies. The largest shift in strategy allocation during the Reporting Period was an increase in the Fund’s exposure to the event driven and credit strategy. Most of the increase occurred in December 2017, with further increases in January, February and April 2018. This was largely driven by the addition of Halcyon as an Underlying Manager within the Fund’s event driven and credit strategy. Our decision to increase the Fund’s allocation to the event driven and credit strategy was partly due to the passage of U.S. tax reform, which had the potential, in our view, to increase mergers and acquisitions (“M&A”) volume and create a more attractive opportunity set. Halcyon has a focus on M&A. We funded the increase in the Fund’s allocation to the event driven and credit strategy by reducing its allocation to the relative value strategy. In addition, within the event driven and credit strategy, we added River Canyon as an Underlying Manager to manage a structured credit strategy for the Fund. We also diversified the lineup of Underlying Managers within the tactical trading strategy through the addition of Crabel. Crabel manages two managed futures strategies–Crabel Gemini, a systematic strategy with a 10-day average holding period and Crabel Advanced Trend, a systematic strategy with a 35-day average holding period.

Overall, we added three Underlying Managers and removed one Underlying Manager during the Reporting Period. As mentioned previously, we added Halcyon, Crabel and River Canyon. Halcyon was added as an Underlying Manager within the Fund’s event driven and credit strategy, joining Ares, Brigade and New Mountain Vantage, and was allocated capital in December 2017. Crabel was added as an Underlying Manager within the Fund’s tactical trading strategy, joining Atreaus, Emso, Graham, One River and QMS, and was allocated capital in March 2018. River Canyon was added as an Underlying Manager within the Fund’s event driven and credit strategy, joining Ares, Brigade and Halcyon, and was allocated capital during April 2018. Effective March 19, 2018, New Mountain Vantage no longer served as an Underlying Manager within the Fund’s event driven and credit strategy.

Q	Were there any changes to the Fund’s management team during the Reporting Period?

A	Effective November 27, 2017, Robert Mullane was added as a portfolio manager of the Fund. As of December 15, 2017, Ryan Roderick no longer served as a portfolio manager of the Fund. By design, all investment decisions for the Fund are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision making has been the cornerstone of our approach and ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers for the Fund were Kent Clark, Betsy Gorton and Robert Mullane.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

We intend to continue to closely monitor global economic growth, monetary policy and market volatility, while using active portfolio management and alternative investment strategies to position the Fund as we aim to deliver positive absolute returns across a variety of market environments. We believe the flexibility to allocate tactically across these alternative strategies may enable us to provide investors with

5

PORTFOLIO RESULTS

positive absolute returns in a variety of market conditions and with significant diversification benefits. We intend to continue to actively explore adding new managers with what we consider to be unique alternative capabilities as market conditions warrant.

Effective June 15, 2018, after the end of the Reporting Period, Robert Mullane transferred to a different group within Goldman Sachs and no longer served as a portfolio manager for the Fund. Kent Clark and Betsy Gorton continue to serve as portfolio managers for the Fund.

6

FUND BASICS

Multi-Manager Alternatives Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	ICE BofAML Three-Month U.S. Treasury Bill Index[2]	HFRX Global Hedge Fund Index[3]
Class A	-1.08%	0.68%	-0.13%
Class C	-1.40	0.68	-0.13
Institutional	-0.88	0.68	-0.13
Investor	-0.88	0.68	-0.13
Class R	-1.18	0.68	-0.13

April 16, 2018–April 30, 2018
Class P	-0.20%	0.06%	-0.52%

February 28, 2018–April 30, 2018
Class R6	-0.20%	0.27%	-0.89%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE BofAML Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

[3]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

HFRI and HFRX and related indices are trademarks and service marks of HFR which has no affiliation with GSAM. Information regarding HFR indices was obtained from HFR’s website and other public sources and is provided for comparison purposes only. HFR does not endorse or approve any of the statements made herein.

7

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/18	One Year	Since Inception	Inception Date
Class A	-7.50%	-0.13%	4/30/13
Class C	-3.83	0.27	4/30/13
Institutional	-1.74	1.42	4/30/13
Investor	-2.03	1.26	4/30/13
Class P	N/A	N/A	4/16/18
Class R	-2.43	0.75	4/30/13
Class R6	N/A	-0.29	2/28/18

[4]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	2.26%	2.83%
Class C	3.01	3.58
Institutional	1.93	2.44
Investor	2.01	2.58
Class P	1.92	2.43
Class R	2.51	3.08
Class R6	1.92	2.43

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund, as supplemented on May 10, 2018, and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the management fee waiver arrangement with respect to the fee paid by each Subsidiary (as defined below) may not be discontinued by the Investment Adviser as long as its contract with the Subsidiary is in place. The Fund’s other waivers and/or expense limitations will remain in place through at least May 31, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION (%)[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value, excluding cash and the allocation to Russell Investments Commodity Advisor, LLC, which manages a beta completion mandate. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments. Short-term investments represent repurchase agreements.

9

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/18[7]
Holding	% of Net Assets	Line of Business
The Sherwin-Williams Co.	0.8%	Chemicals
NXP Semiconductors NV	0.8	Semiconductors & Semiconductor
		Equipment
Rockwell Collins, Inc.	0.8	Aerospace & Defense
Time Warner, Inc.	0.8	Media
Monsanto Co.	0.5	Chemicals
Abertis Infraestructuras SA	0.5	Transportation Infrastructure
Tribune Media Co. Class A	0.5	Media
XL Group Ltd.	0.5	Insurance
MuleSoft, Inc. Class A	0.5	Internet Software & Services
Microsemi Corp.	0.4	Semiconductors & Semiconductor Equipment

[7]	The top ten holdings may not be representative of the Fund’s future investments.

SUBADVISOR ALLOCATION (%)[8]
As of April 30, 2018
Halcyon Arbitrage IC Management LP	11.6%
Acadian Asset Management	10.2
Sirios Capital Management, L.P.	9.3
QMS Capital Management LP	8.7
Emso Asset Management	8.5
One River Asset Management LLC	8.3
Wellington Management Company LLP	8.3
Algert Global LLC	8.1
Brigade Capital Management, LP	7.3
Crabel Capital Management, LLC	7.1
Atreaus Capital, LP	4.3
First Pacific Advisors, LLC	3.0
Graham Capital Management L.P.	2.9
River Canyon Fund Management LLC	2.4

[8]	The chart above represents capital allocated to the Underlying Managers, as a percentage of net assets, excluding cash and the allocation to Russell Investments Commodity Advisor, LLC which manages a beta completion mandate for the Fund, and as such the weightings may not sum to 100%.

10

FUND BASICS

STRATEGY ALLOCATION (%)[9]
As of April 30, 2018

[9]	Equity Long/Short Strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Relative Value Strategies seek to identify and benefit from pricing discrepancies between related assets. Event Driven and Credit Strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. Tactical Trading Strategies seek to produce total return by long and short investing across global fixed income, currency, equity, and commodity markets. Tactical Trading managers typically have no bias to be long, short, or neutral but at any given time may have significant long or short exposures in a particular market or asset class. The percentages above exclude cash and the allocation to Russell Investments Commodity Advisor, LLC, which manages a beta completion mandate for the Fund.

11

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments

April 30, 2018

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – 5.1%
Apparel(a)(b) – 0.0%
	Nine West Holdings, Inc.
	$420,000	8.250%	03/15/19	$54,600

Automotive – 0.1%
	BCD Acquisition, Inc.(a)(c)
	360,000	9.625	09/15/23	388,800
	Navistar International Corp.
	159,000	4.500	10/15/18	160,193
	242,500	4.750	04/15/19	249,113

				798,106

Chemicals(c) – 0.2%
	CTC BondCo GmbH(a)
EUR	135,000	5.250	12/15/25	161,092
	Hexion, Inc.
	$410,000	6.625	04/15/20	384,888
	Rain CII Carbon LLC/CII Carbon Corp.(a)
	640,000	7.250	04/01/25	659,200
	TPC Group, Inc.(a)
	385,000	8.750	12/15/20	383,075

				1,588,255

Commercial Services(c) – 0.2%
	Cenveo Corp.(a)(b)
	200,000	6.000	08/01/19	81,000
	1,315,000	8.500	09/15/22	85,475
	Global A&T Electronics Ltd.
	664,000	8.500	01/12/23	664,242
	Monitronics International, Inc.
	550,000	9.125	04/01/20	390,500
	Prime Security Services Borrower LLC/Prime Finance, Inc.(a)
	211,000	9.250	05/15/23	226,298

				1,447,515

Computers(a)(c) – 0.0%
	Dell International LLC/EMC Corp.
	40,000	7.125	06/15/24	42,600
	Unisys Corp.
	200,000	10.750	04/15/22	224,000

				266,600

Diversified Financial Services – 0.9%
	Citigroup Global Markets Holdings, Inc.(d)
EGP	54,457,674	0.000	08/16/18	2,928,469
	Ditech Holding Corp.(c)(e)(PIK 1.800%, Cash 7.200%)
	$157,798	9.000	12/31/24	110,458
	JPMorgan Structured Products BV(d)
EGP	52,004,000	0.000	08/02/18	2,814,343
	Springleaf Finance Corp.
	$225,000	7.750	10/01/21	244,969

				6,098,239

Electrical(b) – 0.0%
	GenOn Americas Generation LLC
	100,000	9.125	05/01/31	52,500

Energy – Exploration & Production(b)(f) – 0.0%
	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC(c)
	100,000	10.000	06/01/20	—

Corporate Obligations – (continued)
Energy – Exploration & Production(b)(f) – (continued)
	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC – (continued)
	951,000	10.750	10/01/20	—
	245,000	9.250	06/01/21	—
	Peabody Energy Corp.
	95,000	6.250	11/15/21	—
	SandRidge Energy, Inc.(c)
	885,000	7.500	02/15/23	—

				—

Entertainment(a)(c) – 0.1%
	Jacobs Entertainment, Inc.
	405,000	7.875	02/01/24	423,731

Food & Drug Retailing – 0.1%
	New Albertsons LP
	220,000	7.750	06/15/26	193,050
	360,000	7.450	08/01/29	292,500
	300,000	8.000	05/01/31	249,750

				735,300

Healthcare Providers & Services – 0.0%
	Tenet Healthcare Corp.
	300,000	8.125	04/01/22	312,375

Insurance(a) – 0.0%
	MGIC Investment Corp.
	175,000	9.000	04/01/63	237,913

Internet (a) (c) (g) – 0.1%
	United Group BV(3M EUR LIBOR + 4.375%)
EUR	320,000	4.375	07/01/23	387,611

Iron/Steel(a)(c) – 0.0%
	Big River Steel LLC/BRS Finance Corp.
	$200,000	7.250	09/01/25	208,500

Leisure Time(a)(c) – 0.1%
	Viking Cruises Ltd.
	340,000	5.875	09/15/27	328,100

Lodging(a)(c) – 0.2%
	Diamond Resorts International, Inc.
	250,000	10.750	09/01/24	278,125
	Inn of the Mountain Gods Resort & Casino(h)
	745,000	9.250	11/30/20	659,325
	Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.
	350,000	5.875	05/15/25	334,687

				1,272,137

Machinery-Diversified(c) – 0.1%
	Xerium Technologies, Inc.
	465,000	9.500	08/15/21	484,762

Media – 0.9%
	Altice Financing SA(a)(c)
	335,000	7.500	05/15/26	329,975
	Altice France SA(a)(c)
	340,000	7.375	05/01/26	329,800
	Altice Luxembourg SA(a)(c)
	255,000	7.625	02/15/25	229,819

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – (continued)
Cengage Learning, Inc.(a)(c)
$300,000	9.500%		06/15/24	$234,000
Clear Channel Worldwide Holdings, Inc.(c)
285,000	7.625		03/15/20	285,712
Cumulus Media Holdings, Inc.(b)(c)
850,000	7.750		05/01/19	114,750
DISH DBS Corp.
405,000	5.000		03/15/23	350,325
iHeartCommunications, Inc.(c)
335,000	9.000	(b)	12/15/19	268,000
(PIK 12.000%, Cash 2.000%)
791,358	14.000	(b)(e)(o)	02/01/21	104,855
150,000	9.000	(b)	03/01/21	119,625
2,338,000	11.250	(b)	03/01/21	1,858,710
1,316,481	12.000	(b)(f)	08/01/21	—
Liberty Interactive LLC(c)
670,047	4.000		11/15/29	448,932
The McClatchy Co.(c)
185,000	9.000		12/15/22	193,325
Urban One, Inc.(a)(c)
540,000	9.250		02/15/20	522,450
175,000	7.375		04/15/22	172,813
Ziggo Secured Finance BV(a)(c)
230,000	5.500		01/15/27	216,487

				5,779,578

Mining – 0.2%
First Quantum Minerals Ltd.(a)(c)
440,000	7.250		04/01/23	437,800
Freeport-McMoRan, Inc.(c)
275,000	5.450		03/15/43	250,250
Glencore Funding LLC(a)
100,000	2.875		04/16/20	98,914
Northwest Acquisitions ULC/Dominion Finco, Inc.(a)(c)
590,000	7.125		11/01/22	598,850

				1,385,814

Miscellaneous Manufacturing(a) – 0.2%
Bombardier, Inc.
209,000	7.750		03/15/20	223,107
100,000	5.750		03/15/22	100,000
150,000	6.125		01/15/23	151,125
489,000	7.500	(c)	03/15/25	508,560
LSB Industries, Inc.(c)
20,000	9.625		05/01/23	20,050

				1,002,842

Oil Field Services – 0.9%
California Resources Corp.(c)
7,500	5.000		01/15/20	6,713
24,000	5.500		09/15/21	19,320
100,000	8.000	(a)	12/15/22	85,750
7,500	6.000		11/15/24	5,438
CNX Resources Corp.(c)
451,000	8.000		04/01/23	476,932
Ensco PLC(c)
350,000	5.750		10/01/44	241,500

Corporate Obligations – (continued)
Oil Field Services – (continued)
EP PetroEcuador via Noble Sovereign Funding I Ltd.(g)(3M USD LIBOR + 5.630%)
283,579	7.925		09/24/19	284,642
Jupiter Resources, Inc.(a)(c)
425,000	8.500		10/01/22	184,875
MEG Energy Corp.(a)(c)
200,000	6.500		01/15/25	200,000
Noble Holding International Ltd.(c)
260,000	7.750		01/15/24	244,400
205,000	8.700		04/01/45	173,225
Parker Drilling Co.(c)
310,000	6.750		07/15/22	234,050
Petrobras Global Finance BV
1,318,000	6.125		01/17/22	1,394,839
682,000	6.250		03/17/24	713,713
Rowan Cos., Inc.(c)
845,000	5.850		01/15/44	625,300
Seventy Seven Energy, Inc.(b)(c)(f)
205,000	6.500		07/15/22	—
Transocean, Inc.
270,000	5.550	(c)	10/15/22	264,600
95,000	6.800		03/15/38	79,563
Ultra Resources, Inc.(a)(c)
125,000	6.875		04/15/22	91,562
Weatherford International Ltd.(c)
20,000	9.875		02/15/24	19,250
450,000	5.950		04/15/42	326,250

				5,671,922

Pharmaceuticals(a)(c) – 0.1%
Valeant Pharmaceuticals International, Inc.
255,000	7.500		07/15/21	258,825
390,000	9.250		04/01/26	396,825

				655,650

Real Estate(a) – 0.0%
WeWork Cos., Inc.
235,000	7.875		05/01/25	228,244

Retailing – 0.3%
Guitar Center Escrow Issuer, Inc.(a)(c)
55,000	9.500		10/15/21	53,487
Guitar Center, Inc.(a)(c)
1,199,000	9.625		04/15/20	1,037,135
Rite Aid Corp.(a)
440,000	6.125	(c)	04/01/23	446,600
275,000	6.875		12/15/28	225,500
The Bon-Ton Department Stores, Inc.(b)(c)
540,000	8.000		06/15/21	79,650

				1,842,372

Semiconductors – 0.0%
Advanced Micro Devices, Inc.
110,000	7.500		08/15/22	120,175
65,000	2.125		09/01/26	101,573

				221,748

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Software(a)(c) – 0.1%
Rackspace Hosting, Inc.
$360,000	8.625%		11/15/24	$364,050

Telecommunication Services – 0.3%
CenturyLink, Inc.
105,000	6.750		12/01/23	104,213
260,000	7.500	(c)	04/01/24	265,200
Digicel Ltd.(a)(c)
140,000	6.000		04/15/21	133,000
55,000	6.750		03/01/23	50,256
Frontier Communications Corp.
270,000	10.500	(c)	09/15/22	237,600
245,000	7.125		01/15/23	173,950
160,000	6.875	(c)	01/15/25	98,000
60,000	8.500	(a)(c)	04/01/26	58,200
Intelsat Jackson Holdings SA(c)
220,000	7.250		10/15/20	214,500
Intelsat Luxembourg SA(c)
100,000	7.750		06/01/21	67,750
Sprint Corp.
35,000	7.875		09/15/23	37,538
165,000	7.125		06/15/24	170,362
Windstream Services LLC/Windstream Finance Corp.(a)(c)
240,000	6.375		08/01/23	136,200

				1,746,769

Utilities(a)(b)(c)(f) – 0.0%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.
3,500,000	11.500		10/01/20	—

TOTAL CORPORATE OBLIGATIONS
(Cost $35,648,796)				$33,595,233

Shares	Description	Value
Common Stocks – 20.4%
Aerospace & Defense – 1.8%
22,428	Airbus SE	$2,632,668
22,992	Arconic, Inc.(i)	409,488
57,040	Meggitt PLC	369,525
17,801	Orbital ATK, Inc.(i)	2,356,496
37,987	Rockwell Collins, Inc.(i)	5,034,797
5,359	United Technologies Corp.	643,884

		11,446,858

Air Freight & Logistics – 0.4%
10,390	FedEx Corp.	2,568,408

Banks – 1.5%
13,070	Banc of California, Inc.	250,944
69,173	Bank of America Corp.	2,069,656
6,055	Berkshire Hills Bancorp, Inc.	229,787
13,235	Boston Private Financial Holdings, Inc.	212,422
22,569	Brookline Bancorp, Inc.	374,645
3,070	Carolina Financial Corp.	120,375

Common Stocks – (continued)
Banks – (continued)
11,380	CIT Group, Inc.	602,571
7,690	Citigroup, Inc.(i)	524,996
13,678	Fidelity Southern Corp.	310,901
6,270	First Bancorp/Southern Pines NC	239,201
6,270	First Busey Corp.	185,906
3,110	First Mid-Illinois Bancshares, Inc.	114,293
6,300	Horizon Bancorp	181,188
21,314	JPMorgan Chase & Co.	2,318,537
19,155	Lakeland Bancorp, Inc.	373,522
54,283	Regions Financial Corp.	1,015,092
14,300	Sterling Bancorp	339,625
1,378	Triumph Bancorp, Inc.*	53,535
5,195	Wells Fargo & Co.	269,932
3,034	Western Alliance Bancorp*	178,945

		9,966,073

Beverages – 0.3%
5,905	Constellation Brands, Inc. Class A	1,376,632
15,499	The Coca-Cola Co.	669,712

		2,046,344

Biotechnology – 0.4%
9,718	Ablynx NV*	523,861
2,727	Aduro Biotech, Inc.*	18,816
3,488	Avexis, Inc.*	741,758
19,337	Shire PLC	1,029,693
2,185	Shire PLC ADR	348,355

		2,662,483

Building Products* – 0.1%
17,795	USG Corp.	715,893

Capital Markets – 0.3%
4,817	Affiliated Managers Group, Inc.	794,131
22,603	BrightSphere Investment Group PLC	342,888
16,575	Cohen & Steers, Inc.	664,657
5,160	LPL Financial Holdings, Inc.(i)	312,541

		2,114,217

Chemicals – 1.4%
4,480	Axalta Coating Systems Ltd.*	138,432
28,490	Monsanto Co.(i)	3,571,791
5,141	PPG Industries, Inc.	544,329
14,007	The Sherwin-Williams Co.	5,149,814

		9,404,366

Commercial Services & Supplies – 0.1%
5,261	KAR Auction Services, Inc.	273,519
62,085	Pitney Bowes, Inc.	634,509

		908,028

Communications Equipment – 0.2%
17,044	ARRIS International PLC*	460,188
6,764	Cisco Systems, Inc.	299,577
10,857	Juniper Networks, Inc.	266,974

		1,026,739

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value
Common Stocks – (continued)
Construction & Engineering* – 0.0%
6,635,017	Boart Longyear Ltd.	$54,947

Consumer Finance – 0.2%
12,110	Ally Financial, Inc.(i)	316,071
2,500	American Express Co.	246,875
9,622	Discover Financial Services	685,568

		1,248,514

Containers & Packaging* – 0.0%
13,050	Owens-Illinois, Inc.	265,307

Diversified Consumer Services* – 0.1%
19,321	The Gymboree Corp.	344,551

Diversified Financial Services – 0.4%
8,308	Berkshire Hathaway, Inc. Class B*	1,609,509
4,170	Groupe Bruxelles Lambert SA	476,660
22,600	Leucadia National Corp.(i)	543,304

		2,629,473

Electric Utilities – 0.1%
4,961	PG&E Corp.	228,702
138,462	TCEH Corp.	88,339

		317,041

Electrical Equipment – 0.1%
24,622	General Cable Corp.	730,042

Electronic Equipment, Instruments & Components – 0.1%
5,730	TE Connectivity Ltd.	525,728

Energy Equipment & Services – 0.2%
6,381	Halliburton Co.	338,129
8,260	Schlumberger Ltd.	566,306
13,150	TechnipFMC PLC	433,424

		1,337,859

Equity Real Estate Investment Trusts (REITs) – 0.1%
21,382	VICI Properties, Inc.	388,716

Food & Staples Retailing – 0.2%
17,770	Performance Food Group Co.*	576,636
563	Sysco Corp.	35,210
16,775	US Foods Holding Corp.*	573,370

		1,185,216

Food Products – 0.2%
3,393	Mondelez International, Inc. Class A	134,024
8,938	The J.M. Smucker Co.	1,019,647

		1,153,671

Health Care Equipment & Supplies – 1.0%
21,330	Becton Dickinson & Co.	4,945,787
59,257	Boston Scientific Corp.*	1,701,861

		6,647,648

Common Stocks – (continued)
Health Care Providers & Services – 0.9%
14,123	Aetna, Inc.(i)	2,528,723
9,842	Express Scripts Holding Co.*	745,040
3,660	Millennium Health LLC	77
22,971	Universal Health Services, Inc. Class B	2,623,288

		5,897,128

Hotels, Restaurants & Leisure – 0.3%
885	Aramark	33,090
28,235	Denny’s Corp.*	494,395
6,640	Dunkin’ Brands Group, Inc.	404,775
352	Jack in the Box, Inc.	31,574
1,087	McDonald’s Corp.	182,007
6,789	Restaurant Brands International, Inc.	369,457
781	Sonic Corp.	20,236
27,250	The Wendy’s Co.	456,165
834	Wingstop, Inc.	40,749

		2,032,448

Household Durables – 0.4%
44,520	D.R. Horton, Inc.	1,965,113
12,862	Toll Brothers, Inc.	542,262

		2,507,375

Household Products*(i) – 0.4%
219,197	HRG Group, Inc.	2,463,774

Independent Power and Renewable Electricity Producers* – 0.1%
21,880	Vistra Energy Corp.	499,958

Industrial Conglomerates – 0.0%
3,030	Jardine Strategic Holdings Ltd.	114,671

Insurance(i) – 0.7%
13,268	American International Group, Inc.	743,008
4,829	Aon PLC	687,988
61,482	XL Group Ltd.	3,417,784

		4,848,780

Internet & Direct Marketing Retail – 0.1%
3,360	Expedia Group, Inc.	386,870

Internet Software & Services* – 0.8%
353	Alphabet, Inc. Class A	359,559
355	Alphabet, Inc. Class C	361,152
2,516	Baidu, Inc. ADR	631,264
23,190	Blucora, Inc.	602,940
1,980	Facebook, Inc. Class A	340,560
67,025	MuleSoft, Inc. Class A	2,987,975

		5,283,450

IT Services – 0.3%
16,305	Blackhawk Network Holdings, Inc.*	732,094

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

Shares	Description	Value
Common Stocks – (continued)
IT Services – (continued)
8,454	International Business Machines Corp.	$1,225,492

		1,957,586

Life Sciences Tools & Services – 0.0%
1,378	Thermo Fisher Scientific, Inc.	289,862

Media – 2.1%
32	Charter Communications, Inc. Class A*	8,681
75,738	Discovery, Inc. Class C*(i)	1,682,898
8,375	DISH Network Corp. Class A*	280,981
4,020	Naspers Ltd.	979,351
52,761	Time Warner, Inc.(i)	5,001,743
90,600	Tribune Media Co. Class A(i)	3,423,774
5,180	Twenty-First Century Fox, Inc. Class A	189,381
40,562	Twenty-First Century Fox, Inc. Class B	1,463,071
7,211	World Wrestling Entertainment, Inc. Class A	286,926
22,561	WPP PLC	387,149

		13,703,955

Metals & Mining – 0.0%
1,340	Alcoa Corp.*	68,608
4,493	MMC Norilsk Nickel PJSC ADR	76,561

		145,169

Oil, Gas & Consumable Fuels – 0.9%
39,859	Amplify Energy Corp.*	410,548
5,186	Andeavor	736,300
7,170	BP PLC ADR	319,710
4,646	ConocoPhillips	304,313
16,372	Kinder Morgan, Inc.	259,005
1,765	LUKOIL PJSC ADR	117,647
3,131	Pioneer Natural Resources Co.	631,053
4,363	Royal Dutch Shell PLC ADR Class A	304,974
54,798	RSP Permian, Inc.*	2,718,529
2,009	SandRidge Energy, Inc.*	29,211

		5,831,290

Personal Products – 0.1%
3,241	Beiersdorf AG	366,681
2,570	Unilever NV	147,334

		514,015

Pharmaceuticals – 0.2%
11,639	Akorn, Inc.*	167,951
10,870	Mylan NV*(i)	421,321
31,655	Ono Pharmaceutical Co. Ltd.	731,713

		1,320,985

Road & Rail – 0.5%
41,190	CSX Corp.	2,446,274
4,403	Old Dominion Freight Line, Inc.	589,386

		3,035,660

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 1.8%
6,808	Advanced Micro Devices, Inc.*	74,071
15,205	Analog Devices, Inc.	1,328,157
2,813	ASML Holding NV	530,110
3,544	Broadcom, Inc.	813,064
42,771	Microsemi Corp.*(i)	2,766,856
48,094	NXP Semiconductors NV*(i)	5,045,060
2,000	QUALCOMM, Inc.	102,020
6,589	Tokyo Electron Ltd.	1,265,437

		11,924,775

Software – 0.5%
22,812	Gemalto NV	1,374,082
7,460	Microsoft Corp.(i)	697,659
15,946	MModal, Inc.*	483,676
19,880	Oracle Corp.(i)	907,920

		3,463,337

Specialty Retail – 0.3%
9,336	CarMax, Inc.*	583,500
13,367	Lowe’s Cos., Inc.	1,101,842

		1,685,342

Textiles, Apparel & Luxury Goods* – 0.0%
3,681	Canada Goose Holdings, Inc.	136,491

Thrifts & Mortgage Finance – 0.1%
370	Ditech Holding Corp.*	2,109
10,925	OceanFirst Financial Corp.	294,756
17,750	United Financial Bancorp, Inc.	293,408

		590,273

Transportation Infrastructure – 0.5%
158,088	Abertis Infraestructuras SA	3,485,350

Wireless Telecommunication Services – 0.2%
10,734	PLAY Communications SA(a)	90,340
11,178	T-Mobile US, Inc.*	674,082
237,510	VEON Ltd. ADR	653,153

		1,417,575

TOTAL COMMON STOCKS
(Cost $121,763,737)		$133,224,241

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations(c)(g)(j) – 0.2%
Collateralized Mortgage Obligation – 0.2%
Interest Only – 0.2%
FHLMC REMIC Series 4729, Class KS(-1 X 1M USD LIBOR – 6.150%)
$5,774,977	4.373%	11/15/47	$1,068,739
(Cost $1,071,078)

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(g)(k) – 2.7%
Aerospace & Defense – 0.1%
Doncasters US Finance LLC(3M LIBOR + 3.500%)
$204,077	5.837%	04/09/20	$200,890
TransDigm, Inc.(3M LIBOR + 2.500%)
372,171	4.802	08/22/24	373,875

			574,765

Airlines – 0.0%
American Airlines, Inc.(1M LIBOR + 2.000%)
280,290	3.901	04/28/23	280,391

Building Materials – 0.1%
Quikrete Holdings, Inc.(1M LIBOR + 2.750%)
411,125	4.651	11/15/23	412,667

Commercial Services – 0.0%
Monitronics International, Inc.(3M LIBOR + 5.500%)
315,253	7.802	09/30/22	304,614

Consumer Cyclical Services – 0.0%
First Data Corp.(1M LIBOR + 2.250%)
293,358	4.147	04/26/24	294,352

Consumer Products – Household & Leisure – 0.1%
Calceus Acquisition, Inc.(1M LIBOR + 4.000%)
442,614	5.910	01/31/20	440,069
Libbey Glass, Inc.(1M LIBOR + 3.000%)
267,493	4.895	04/09/21	261,474
Revlon Consumer Products Corp.(1M LIBOR + 3.500%)
289,956	5.401	09/07/23	223,025

			924,568

Diversified Telecommunication Services – 0.0%
Windstream Corp.
(1M LIBOR + 4.000%)
189,599	5.900	03/29/21	180,949
(1M LIBOR + 3.250%)
35,984	5.150	02/17/24	31,636

			212,585

Energy – 0.1%
KCA Deutag US Finance LLC(3M LIBOR + 5.750%)
350,252	6.922	05/15/20	350,402

Finance – 0.1%
Quality Care Properties, Inc.(1M LIBOR + 5.250%)
382,747	7.151	10/31/22	386,257

Gaming – 0.3%
Affinity Gaming LLC(1M LIBOR + 8.250%)
449,954	10.151	01/31/25	455,205
Caesars Entertainment Operating Co., Inc.(1M LIBOR + 2.000%)
196,213	3.901	10/06/24	196,557
Mashantucket (Western) Pequot Tribe
(1M LIBOR + 3.750%)
75,961	5.651	08/05/22	74,062
(1M LIBOR + 8.125%)
1,257,301	10.026	06/30/20	1,225,868

			1,951,692

Bank Loans(g)(k) – (continued)
Health Care – Medical Products – 0.2%
Carestream Health, Inc.(1M LIBOR + 4.000%)
579,961	5.901	06/07/19	582,031
Ortho-Clinical Diagnostics, Inc.(1M LIBOR + 3.750%)
608,453	5.650	06/30/21	612,256

			1,194,287

Health Care – Pharmaceuticals – 0.0%
Lantheus Medical Imaging, Inc.(1M LIBOR + 3.750%)
247,370	5.651	06/30/22	247,989

Health Care – Services – 0.2%
Air Medical Group Holdings, Inc.(3M LIBOR + 3.250%)
419,105	4.943	04/28/22	420,990
Change Healthcare Holdings, Inc.(1M LIBOR + 2.750%)
316,301	4.651	03/01/24	317,487
Community Health Systems, Inc.(3M LIBOR + 3.250%)
295,805	5.234	01/27/21	286,685
Team Health Holdings, Inc.(1M LIBOR + 2.750%)
477,034	4.651	02/06/24	461,531

			1,486,693

Media – 0.1%
Cumulus Media Holdings, Inc.(1M LIBOR + 3.250%)
617,132	5.160	12/23/20	520,242

Media – Broadcasting & Radio – 0.2%
Communications Sales & Leasing, Inc.(1M LIBOR + 3.000%)
496,231	4.901	10/24/22	477,211
ION Media Networks, Inc.(1M LIBOR + 2.750%)
378,069	4.660	12/18/20	378,855
Sinclair Television Group, Inc.(1M LIBOR + 2.250%)
257,137	4.160	01/03/24	257,860

			1,113,926

Media – Cable – 0.0%
Charter Communications Operating LLC(1M LIBOR + 2.000%)
278,850	3.910	04/30/25	279,946

Media – Non Cable – 0.2%
Advantage Sales & Marketing, Inc.
(1M LIBOR + 3.250%)
96,510	5.151	07/23/21	92,187
(1M LIBOR + 3.250%)
304,036	5.151	07/25/21	290,591
Cengage Learning Acquisitions, Inc.(1M LIBOR + 4.250%)
454,245	6.147	06/07/23	405,700
McGraw-Hill Global Education Holdings LLC (1M LIBOR + 4.000%)
385,231	5.901	05/04/22	377,288

			1,165,766

Noncaptive – Financial – 0.0%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.(1M LIBOR + 2.250%)
291,517	4.147	04/03/22	291,963

Pharmaceuticals – 0.1%
Patterson Medical Holdings, Inc.(3M LIBOR + 4.750%)
522,411	7.109	08/28/22	504,127

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

Principal Amount		Interest Rate	Maturity Date	Value
Bank Loans(g)(k) – (continued)
Real Estate – 0.0%
	Empire Generating Co. LLC
	(3M LIBOR + 4.250%)
	$294,272	6.610%	03/14/21	$230,268
	(3M LIBOR + 4.250%)
	29,094	6.610	03/14/21	22,766

				253,034

Restaurants – 0.1%
	1011778 B.C. Unlimited Liability Co.(1M LIBOR + 2.250%)
	289,218	4.151	02/16/24	289,942
	Red Lobster Management LLC(3M LIBOR + 5.250%)
	352,554	7.148	07/28/21	353,217

				643,159

Retailers – 0.1%
	Academy Ltd.(3M LIBOR + 4.000%)
	409,751	5.887	07/01/22	323,576
	Neiman Marcus Group Ltd., Inc.(1M LIBOR + 3.250%)
	162,824	4.250	10/25/20	143,137

				466,713

Semiconductors – 0.1%
	Bright Bidco BV(3M LIBOR + 3.500%)
	382,903	5.802	06/30/24	388,167

Services Cyclical – Business Services – 0.2%
	Brickman Group Ltd.(1M LIBOR + 3.000%)
	383,229	4.901	12/18/20	385,194
	Tribune Publishing Co.(1M LIBOR + 4.750%)
	288,293	6.651	08/04/21	288,114
	Vantiv LLC
	(1M LIBOR + 2.000%)
	67,454	3.896	10/14/23	67,848
	(1M LIBOR + 2.000%)
	221,218	3.896	08/09/24	222,565

				963,721

Technology – Software/Services – 0.2%
	Almonde, Inc.(3M LIBOR + 3.500%)
	433,105	5.484	06/13/24	432,663
	BMC Software Finance, Inc.(1M LIBOR + 3.250%)
	372,819	5.151	09/10/22	374,083
	MModal, Inc.
	(3M LIBOR + 4.750%)
	799,497	7.272	01/31/20	793,500

				1,600,246

Telecommunication Services – 0.0%
	CenturyLink, Inc.(1M LIBOR + 2.750%)
	249,375	4.651	01/31/25	245,530

Textiles – 0.1%
	Boardriders, Inc.
	210,000	7.500	03/21/24	209,213
	Indra Holdings Corp.(1M LIBOR + 4.250%)
	231,768	6.151	05/01/21	138,597

				347,810

Bank Loans(g)(k) – (continued)
Wireless Telecommunication Services – 0.1%
	Sprint Communications, Inc.(1M LIBOR + 2.500%)
	595,489	4.438	02/02/24	596,977

	TOTAL BANK LOANS
	(Cost $17,906,216			$18,002,589

Asset-Backed Securities(f) – 0.0%
Other – 0.0%
	EFIH Intercompany Claim
	$105,640	1.000%	11/02/26	$12,677
	(Cost $70,532)

Foreign Debt Obligations – 3.7%
	Argentina Treasury Bill(d)
ARS	12,565,213	0.000%	09/14/18	$623,208
	Ecuador Government International Bond
	$216,000	10.750	03/28/22	226,800
	Hellenic Republic Government Bond
EUR	465,947	3.900	01/30/33	533,328
	Malaysia Government Bond
MYR	1,334,000	3.882	03/14/25	337,614
	National Highways Authority of India
INR	40,000,000	7.300	05/18/22	593,347
	Provincia de Buenos Aires(a)
	$220,000	9.125	03/16/24	242,550
	Republic of Argentina
	390,000	2.260 (h)	12/31/38	320,255
	1,293,538	7.820	12/31/33	1,710,473
	1,250,000	3.875	01/15/22	1,539,690
	2,267,000	4.625	01/11/23	2,168,386
	37,614,178	3.750	02/08/19	1,797,699
	Republic of Paraguay
	552,000	4.625	01/25/23	561,660
	Republic of Peru
	2,459,000	8.200	08/12/26	916,683
	2,876,000	6.950	08/12/31	997,435
	Republic of South Africa
	743,000	5.500	03/09/20	768,076
	3,026,000	10.500	12/21/26	276,993
	38,298,549	8.750	02/28/48	2,977,145
	3,953,000	8.500	01/31/37	303,731
	Republic of Turkey
	1,099,000	7.000	06/05/20	1,159,445
	Russian Federation Bond
	2,600,000	4.500	04/04/22	2,639,000
	117,965,000	8.500	09/17/31	2,065,879
	21,975,000	7.750	09/16/26	361,774
	700,000	5.000	04/29/20	714,875

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $24,355,411)			$23,836,046

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations – 0.2%
Puerto Rico(b) – 0.1%
Puerto Rico Commonwealth GO Bonds (Unrefunded) (Balance- Public Improvement) Series A(c)
$115,000	5.000%		07/01/33	$51,319
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A(c)
45,000	5.750		07/01/41	19,406
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 C(c)
15,000	6.000		07/01/39	6,731
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A(c)
5,000	6.500		07/01/40	2,156
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A(c)
5,000	4.000		07/01/24	2,156
420,000	5.750		07/01/28	181,125
70,000	5.125		07/01/37	30,188
20,000	5.000		07/01/41	8,425
Puerto Rico Commonwealth GO Bonds Series 2007 A(c)
5,000	5.250		07/01/29	2,231
5,000	5.250		07/01/33	2,231
85,000	5.250		07/01/37	37,931
Puerto Rico Government Development Bank Revenue Bonds (Build America Bond) Series 2010(c)
20,000	5.750		08/01/25	7,625
Puerto Rico Government Development Bank Revenue Bonds (Build America Bond-Senior Notes) Series D(c)
5,000	5.750		08/01/25	1,906
Puerto Rico Government Development Bank Revenue Bonds (Senior Notes) Series A(c)
130,000	4.375		02/01/19	49,562
100,000	5.500		08/01/20	38,125
Puerto Rico Government Development Bank Revenue Bonds (Senior Notes) Series B
90,000	4.704	(c)	05/01/16	34,312
10,000	5.000	(c)	12/01/17	3,813
50,000	5.000		12/01/49	19,063
Puerto Rico Government Development Bank Revenue Bonds (Senior Notes) Series C(c)
95,000	5.400		08/01/19	36,219
Puerto Rico Government Development Bank Revenue Bonds (Senior Notes) Series H(c)
15,000	4.500		08/01/19	5,719
5,000	4.900		08/01/21	1,906
10,000	4.950		08/01/22	3,813
695,000	5.000		08/01/23	264,969
15,000	5.200		08/01/26	5,719

				816,650

Texas(c) – 0.1%
Texas State Public Finance Authority RB (Taxable Windstrom Insurance) Series 2014
345,000	8.250		07/01/24	351,924

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $1,245,631)				$1,168,574

U.S. Treasury Obligations – 7.2%
United States Treasury Bill(d)(l)
$43,000,000	0.000%		07/12/18	$42,850,961
United States Treasury Note(i)
4,200,000	0.750		07/31/18	4,188,366

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $47,047,359)				$47,039,327

Shares	Rate	Value
Preferred Stocks – 0.0%
Auto Manufacturers – 0.0%
Porsche Automobil Holding SE
2,290	0.000%	$194,579

Diversified Financial Services(d) – 0.0%
Ditech Holding Corp.
63	0.000%	40,950

Oil & Gas – 0.0%
Surgutneftegas OJSC
57,560	0.000	28,327

TOTAL PREFERRED STOCKS 0.0%
(Cost $267,926)		$263,856

Units	Description	Expiration Date	Value
Warrants* – 0.0%
Diversified Financial Services – 0.0%
Ditech Holding Corp.
4,172		01/31/28	$—
Ditech Holding Corp.
5,258		02/09/28	—

			—

Independent Power and Renewable Electricity Producers – 0.0%
Vistra Energy Corp.
6,085		02/02/24	3,833

Oil, Gas & Consumable Fuels – 0.0%
SandRidge Energy, Inc.
2,472		10/04/22	816

TOTAL WARRANTS
(Cost $–)			$4,649

Shares	Distribution Rate	Value
Investment Company – 37.1%(m)
Goldman Sachs Financial Square Government Fund – Institutional Shares
242,893,686	1.623%	$242,893,686
(Cost $242,893,686)

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(n) – 5.2%
Repurchase Agreements – 5.2%
Joint Repurchase Agreement Account II
$34,200,000	1.740%	05/01/18	$34,200,000
(Cost $34,200,000)

TOTAL INVESTMENTS BEFORE SHORT POSITIONS — 81.8%
(Cost $526,470,372)			$535,309,617

Shares	Description	Value
Common Stocks Sold Short – (2.4)%
Aerospace & Defense – (0.2)%
9,877	United Technologies Corp.	$(1,186,721)

Commercial Services & Supplies – (0.0)%
400	Pitney Bowes, Inc.	(4,088)

Diversified Telecommunication Services – (0.1)%
30,725	AT&T, Inc.	(1,004,708)
350	Verizon Communications, Inc.	(17,272)

		(1,021,980)

Health Care Providers & Services – (0.2)%
2,396	Cigna Corp.	(411,681)
11,832	CVS Health Corp.	(826,228)

		(1,237,909)

Household Products – (0.4)%
34,853	Spectrum Brands Holdings, Inc.	(2,512,901)

Internet Software & Services – (0.2)%
23,421	Tencent Holdings Ltd.	(1,151,444)

Media – (0.6)%
75,738	Discovery, Inc. Class A*	(1,791,204)
20,827	Sinclair Broadcast Group, Inc. Class A	(590,445)
12,556	The Walt Disney Co.	(1,259,744)

		(3,641,393)

Oil, Gas & Consumable Fuels – (0.5)%
17,535	Concho Resources, Inc.*	(2,756,678)
8,243	Marathon Petroleum Corp.	(643,282)

		(3,399,960)

Software* – (0.1)%
4,765	salesforce.com, Inc.	(576,517)

Trading Companies & Distributors – (0.0)%
30	W.W. Grainger, Inc.	(8,441)

Wireless Telecommunication Services* – (0.1)%
108,995	Sprint Corp.	(610,760)

TOTAL COMMON STOCKS SOLD SHORT
(Cost $(16,434,534))		$(15,352,114)

Shares	Rate	Value
Preferred Stock Sold Short – 0.0%
Auto Manufacturers – 0.0%
Volkswagen AG
(388)	1.230%	$(80,019)
(Cost $(60,055))

Shares	Description	Value
Exchange Traded Funds Sold Short – (0.5)%
2,190	iShares Core S&P U.S. Growth ETF	$(119,727)
1,020	iShares JPMorgan USD Emerging Markets Bond ETF	(112,343)
1,350	iShares Russell 2000 ETF	(206,982)
560	iShares US Real Estate ETF	(42,359)
8,241	SPDR S&P 500 ETF Trust	(2,179,827)
7,789	SPDR S&P Regional Banking ETF	(480,114)
3,990	Utilities Select Sector SPDR Fund	(205,724)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT
(Cost $(2,859,513))		$(3,347,076)

TOTAL SECURITIES SOLD SHORT – (2.9)%
(Cost $(19,354,102))		$(18,779,209)

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 21.1%		137,786,835

NET ASSETS – 100.0%		$654,317,243

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $13,621,281, which represents approximately 2.1% of the Fund’s net assets as of April 30, 2018. The liquidity determination is unaudited.
(b)	Security is currently in default.
(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(e)	Pay-in-kind securities.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on April 30, 2018.
(h)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on April 30, 2018.
(i)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $23,425,700, which represents approximately 3.6% of the Fund’s net assets as of April 30, 2018.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

(j)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(k)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on April 30, 2018. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(l)	A portion of this security is pledged as collateral for initial margin requirements on futures and over the counter swap transactions. Total market value pledged as collateral amounts to $528,163 and $1,320,408 for future and over the counter swaps transactions, respectively, which represents approximately 0.1% and 0.2% of the Fund’s net assets as of April 30, 2018.
(m)	Represents an affiliated issuer.
(n)	Joint repurchase agreement was entered into on April 30, 2018. Additional information appears on page 70.
(o)	Position held in a Special Purpose Vehicle as of April 30, 2018.

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
CZK	—Czech Koruna
DKK	—Danish Krone
EGP	—Egyptian Pound
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ADR	—American Depositary Receipt
BP	—British Pound Offered Rate
ETF	—Exchange Traded Fund
EURO	—Euro Offered Rate
FHLMC	—Federal Home Loan Mortgage Corp.
GO	—General Obligation
GP	—General Partnership
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MIFOR	—Mumbai Interbank Forward Offered Rate
PLC	—Public Limited Company
RB	—Revenue Bond
REMIC	—Real Estate Mortgage Investment Conduit
SPA	—Stand-by Purchase Agreement
STIBOR	—Stockholm Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	CAD	374,000	USD	290,161	$291,657	06/22/18	$1,493
	MXN	9,862,000	USD	518,119	522,935	06/22/18	4,816
	USD	2,040,525	AUD	2,675,000	2,014,198	06/22/18	26,329
	USD	129,928	CAD	164,000	127,892	06/22/18	2,037
	USD	3,063,096	CHF	2,958,000	2,998,842	06/22/18	64,252
	USD	1,393,275	EUR	1,136,000	1,377,449	06/22/18	15,828
	USD	1,539,697	GBP	1,086,000	1,498,987	06/22/18	40,711
	USD	2,141,474	JPY	226,809,000	2,082,352	06/22/18	59,122
	USD	20,546	MXN	384,000	20,362	06/22/18	184
	USD	323,218	NZD	444,000	312,362	06/22/18	10,856
Barclays Bank PLC	MXN	36,399,982	USD	1,921,924	1,930,704	06/20/18	8,780
	RON	5,056,557	EUR	1,078,041	1,310,095	06/20/18	3,138
	TRY	6,034,474	USD	1,443,095	1,462,198	06/20/18	19,102
	USD	380,382	ARS	7,981,670	376,192	06/04/18	4,190
	USD	1,206,963	BRL	4,185,748	1,194,441	05/03/18	12,522
	USD	905,147	EUR	725,000	878,590	06/15/18	26,558
	USD	4,163,301	EUR	3,357,575	4,070,538	06/20/18	92,763
	USD	701,184	INR	45,927,542	686,579	06/20/18	14,605
	USD	708,706	JPY	75,029,365	688,750	06/20/18	19,955
	USD	506,955	KRW	542,264,170	506,365	05/11/18	590
	USD	1,228,997	MXN	22,406,424	1,188,467	06/20/18	40,530
	USD	587,836	PEN	1,899,005	583,601	05/09/18	4,236
	USD	588,423	PEN	1,906,786	585,974	05/10/18	2,449
	USD	3,814,275	RUB	222,203,068	3,507,013	06/20/18	307,262
	USD	2,068,257	TRY	8,502,358	2,060,185	06/20/18	8,072
	USD	1,751,918	TWD	51,291,786	1,735,216	05/23/18	16,702
	USD	5,133,641	ZAR	62,485,824	4,979,072	06/20/18	154,569
Deutsche Bank AG (London)	AUD	200,000	NZD	213,149	150,576	05/24/18	620
	CAD	3,923,166	AUD	4,000,000	3,057,064	05/24/18	45,535
	CNH	4,428,753	USD	700,000	700,094	05/24/18	94
	EUR	1,000,000	AUD	1,591,125	1,209,793	05/24/18	11,863
	EUR	100,000	GBP	87,410	120,777	05/02/18	429
	EUR	200,000	GBP	175,049	241,958	05/24/18	689
	EUR	875,000	NOK	8,403,770	1,058,569	05/24/18	10,126
	EUR	1,250,000	SEK	12,965,830	1,512,241	05/24/18	28,783
	GBP	625,000	AUD	1,139,682	861,429	05/24/18	3,384
	GBP	175,700	EUR	200,000	242,166	05/24/18	207
	INR	262,310	USD	3,928	3,936	05/03/18	8
	JPY	133,177,440	AUD	1,600,000	1,220,244	05/24/18	15,633
	JPY	276,838,350	CHF	2,500,000	2,536,544	05/24/18	8,493
	JPY	610,412,544	EUR	4,600,000	5,592,933	05/24/18	27,886
	JPY	218,242,400	NZD	2,800,000	1,999,656	05/24/18	29,784
	JPY	250,000,000	USD	2,289,444	2,290,636	05/24/18	1,192
	KRW	1,830,781,634	USD	1,700,000	1,710,330	05/29/18	10,330
	MXN	10,000,000	USD	528,964	532,572	05/24/18	3,607
	NOK	13,500,000	SEK	14,577,206	1,684,241	05/24/18	16,420
	NZD	214,555	AUD	200,000	150,945	05/24/18	369
	TRY	413,923	USD	100,000	101,084	05/24/18	1,084

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Deutsche Bank AG (London) (continued)	TWD	5,916,600	USD	200,000	$200,188	05/25/18	$188
	TWD	11,822,000	USD	400,000	400,108	05/29/18	108
	USD	6,990,818	AUD	9,100,000	6,851,227	05/24/18	139,592
	USD	78,149	AUD	101,000	76,048	06/20/18	2,101
	USD	547,526	CAD	700,000	545,463	05/24/18	2,061
	USD	6,045,156	CHF	5,875,000	5,940,921	05/24/18	104,235
	USD	700,000	CNH	4,412,632	697,546	05/24/18	2,454
	USD	3,444,672	DKK	20,665,000	3,362,817	06/20/18	81,855
	USD	13,994,364	EUR	11,375,000	13,761,393	05/24/18	232,970
	USD	1,025,215	EUR	838,000	1,014,281	05/31/18	10,934
	USD	7,140,835	EUR	5,753,000	6,974,618	06/20/18	166,214
	USD	614,131	GBP	437,500	603,000	05/24/18	11,131
	USD	1,368,977	GBP	973,000	1,342,876	06/20/18	26,101
	USD	1,700,000	INR	110,833,710	1,663,028	05/03/18	36,972
	USD	1,700,000	INR	110,704,000	1,664,221	05/07/18	35,779
	USD	1,700,000	INR	112,070,460	1,683,069	05/14/18	16,931
	USD	1,700,000	INR	113,256,040	1,699,166	05/21/18	834
	USD	2,000,000	INR	133,331,328	1,999,205	05/25/18	795
	USD	600,000	INR	40,022,220	599,760	05/29/18	240
	USD	8,172,993	JPY	887,500,000	8,131,759	05/24/18	41,233
	USD	1,600,000	KRW	1,703,520,000	1,590,627	05/08/18	9,373
	USD	1,600,000	KRW	1,702,480,000	1,589,888	05/14/18	10,112
	USD	133,764	MXN	2,500,000	133,143	05/24/18	621
	USD	1,363,991	NZD	1,900,000	1,336,699	05/24/18	27,292
	USD	400,000	PLN	1,388,807	395,788	05/24/18	4,212
	USD	300,000	RUB	18,379,170	290,963	05/24/18	9,037
	USD	700,000	TRY	2,851,959	696,478	05/24/18	3,522
	USD	600,000	TWD	17,580,600	594,387	05/14/18	5,613
	USD	200,000	TWD	5,893,870	199,419	05/25/18	581
JPMorgan Securities, Inc.	CAD	36,648,129	USD	28,367,742	28,577,692	06/20/18	209,950
	USD	29,027,719	AUD	37,468,318	28,212,265	06/20/18	815,447
	USD	12,864,080	CAD	16,331,867	12,735,359	06/20/18	128,720
	USD	28,941,460	EUR	23,325,507	28,278,559	06/20/18	662,906
	USD	1,582,916	GBP	1,135,000	1,564,824	05/31/18	18,093
	USD	22,059,777	GBP	15,599,887	21,530,010	06/20/18	529,770
	USD	1,257,290	JPY	137,017,000	1,255,959	05/31/18	1,332
	USD	19,347,946	JPY	2,053,125,485	18,847,169	06/20/18	500,775
	USD	39,498,321	NOK	305,362,835	38,134,636	06/20/18	1,363,689
	USD	18,694,354	NZD	25,835,839	18,175,946	06/20/18	518,414
	USD	35,895,793	SEK	294,674,846	33,785,742	06/20/18	2,110,053
MS & Co. Int. PLC	EUR	4,600,000	SEK	47,550,200	5,576,786	06/20/18	124,950
	USD	2,300,000	CLP	1,387,935,000	2,262,501	06/20/18	37,499
	USD	764,765	DKK	4,651,000	755,646	05/31/18	9,119
	USD	32,953,879	EUR	26,703,000	32,373,242	06/20/18	580,637
	USD	11,200,000	INR	737,016,500	11,017,787	06/20/18	182,213
	USD	54,600,000	JPY	5,814,817,700	53,378,545	06/20/18	1,221,455
	USD	477,115	PLN	1,634,000	465,911	06/20/18	11,204
	USD	4,700,000	RUB	274,127,500	4,326,532	06/20/18	373,468
	USD	64,783	SEK	541,000	62,028	06/20/18	2,755
	USD	9,300,000	TRY	37,370,830	9,055,227	06/20/18	244,773
	USD	8,300,000	ZAR	100,146,078	7,979,963	06/20/18	320,037
	USD	800,000	ZAR	9,673,242	770,135	06/27/18	29,865

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
UBS AG (London)	USD	25,000	BRL	85,288	$24,272	05/30/18	$728
	USD	150,000	BRL	521,160	148,318	05/30/18	1,682
	USD	296,840	RUB	18,365,320	290,520	05/31/18	6,319
TOTAL							$12,167,131

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	AUD	732,000	USD	574,406	$551,175	06/22/18	$(23,234)
	CAD	663,000	USD	522,988	517,028	06/22/18	(5,960)
	CHF	668,000	USD	708,909	677,225	06/22/18	(31,686)
	EUR	4,239,000	USD	5,269,397	5,139,973	06/22/18	(129,423)
	GBP	3,890,000	USD	5,468,976	5,369,300	06/22/18	(99,678)
	JPY	683,552,000	USD	6,467,246	6,275,745	06/22/18	(191,503)
	MXN	30,605,000	USD	1,665,781	1,622,839	06/22/18	(42,944)
	NZD	2,327,000	USD	1,702,595	1,637,086	06/22/18	(65,510)
	USD	4,129,375	CAD	5,340,000	4,164,299	06/22/18	(34,924)
	USD	225,963	GBP	164,000	226,366	06/22/18	(403)
	USD	1,262,895	JPY	137,621,000	1,263,509	06/22/18	(614)
	USD	1,156,256	MXN	21,833,000	1,157,701	06/22/18	(1,445)
Barclays Bank PLC	BRL	4,185,749	USD	1,240,804	1,194,441	05/03/18	(46,363)
	BRL	3,727,853	USD	1,071,946	1,060,503	06/04/18	(11,443)
	CZK	51,695,413	EUR	2,032,186	2,445,939	06/20/18	(17,771)
	EUR	1,078,272	RON	5,056,557	1,307,238	06/20/18	(2,858)
	EUR	638,075	USD	792,860	773,567	06/20/18	(19,293)
	JPY	75,029,365	USD	702,535	688,750	06/20/18	(13,785)
	KRW	542,264,170	USD	506,410	506,365	05/11/18	(45)
	RUB	184,513,539	USD	2,970,857	2,912,163	06/20/18	(58,695)
	SGD	2,291,684	USD	1,751,918	1,729,084	05/23/18	(22,834)
	TRY	2,467,885	USD	605,736	597,987	06/20/18	(7,750)
	USD	215,336	ARS	4,584,513	216,077	06/04/18	(741)
	USD	1,031,485	CNH	6,560,966	1,035,958	06/20/18	(4,473)
	USD	630,688	EUR	520,396	630,899	06/20/18	(211)
	USD	732,206	MXN	13,993,558	742,237	06/20/18	(10,031)
	USD	776,995	TRY	3,214,975	779,012	06/20/18	(2,017)
	USD	622,585	ZAR	7,834,421	624,272	06/20/18	(1,687)
	ZAR	22,323,974	USD	1,886,168	1,778,847	06/20/18	(107,321)
Deutsche Bank AG (London)	AUD	2,000,000	CAD	1,951,942	1,505,764	05/24/18	(15,255)
	AUD	600,000	JPY	49,968,040	451,729	05/24/18	(6,106)
	AUD	9,200,000	USD	7,077,081	6,926,514	05/24/18	(150,565)
	AUD	48,000	USD	37,690	36,142	06/20/18	(1,548)
	CAD	2,000,000	USD	1,577,582	1,558,467	05/24/18	(19,115)
	CHF	5,125,000	USD	5,275,082	5,182,506	05/24/18	(92,578)
	CHF	4,366,000	USD	4,477,343	4,417,285	05/31/18	(60,058)
	CNH	10,054,304	USD	1,600,000	1,589,376	05/24/18	(10,624)
	DKK	1,457,000	USD	241,777	237,097	06/20/18	(4,679)
	EUR	1,000,000	CAD	1,564,160	1,209,793	05/24/18	(9,054)
	EUR	1,500,000	CHF	1,798,035	1,814,689	05/24/18	(3,521)
	EUR	1,100,000	GBP	969,909	1,330,772	05/24/18	(6,040)
	EUR	4,400,000	JPY	585,464,094	5,323,089	05/24/18	(41,252)

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Deutsche Bank AG (London) (continued)	EUR	7,625,000	USD	9,345,421	$9,224,672	05/24/18	$(120,749)
	EUR	3,231,000	USD	3,952,828	3,910,672	05/31/18	(42,156)
	EUR	1,151,000	USD	1,425,528	1,395,408	06/20/18	(30,118)
	GBP	349,474	EUR	400,000	481,676	05/24/18	(2,242)
	GBP	500,000	JPY	76,187,045	689,143	05/24/18	(8,924)
	GBP	1,437,500	USD	2,030,952	1,981,287	05/24/18	(49,664)
	GBP	565,000	USD	795,828	779,776	06/20/18	(16,049)
	HUF	200,220,800	USD	800,000	771,846	05/24/18	(28,154)
	ILS	2,104,080	USD	600,000	585,520	05/24/18	(14,480)
	INR	110,571,400	USD	1,700,000	1,659,092	05/03/18	(40,908)
	INR	110,864,310	USD	1,700,000	1,666,631	05/07/18	(33,369)
	INR	110,759,250	USD	1,700,000	1,663,378	05/14/18	(36,622)
	INR	112,138,460	USD	1,700,000	1,682,399	05/21/18	(17,601)
	INR	153,289,510	USD	2,300,000	2,298,463	05/25/18	(1,537)
	JPY	637,500,000	USD	5,879,285	5,841,123	05/24/18	(38,162)
	KRW	1,686,880,000	USD	1,600,000	1,575,090	05/08/18	(24,910)
	KRW	1,702,992,000	USD	1,600,000	1,590,366	05/14/18	(9,634)
	KRW	1,701,840,000	USD	1,600,000	1,589,562	05/21/18	(10,438)
	MXN	21,000,000	USD	1,142,651	1,118,400	05/24/18	(24,249)
	NZD	2,345,244	AUD	2,200,000	1,649,939	05/24/18	(6,401)
	NZD	1,000,000	JPY	77,491,160	703,525	05/24/18	(6,492)
	NZD	2,800,000	USD	2,015,572	1,969,871	05/24/18	(45,701)
	PLN	1,401,520	USD	400,000	399,316	05/02/18	(684)
	PLN	5,423,458	USD	1,600,000	1,545,598	05/24/18	(54,402)
	SEK	6,688,368	USD	800,000	765,236	05/24/18	(34,764)
	SGD	2,885,876	USD	2,200,000	2,177,449	05/24/18	(22,551)
	TWD	17,481,000	USD	600,000	591,020	05/14/18	(8,980)
	TWD	17,562,600	USD	600,000	594,066	05/21/18	(5,934)
	USD	1,134,484	CHF	1,125,000	1,135,426	05/02/18	(942)
	USD	5,883,638	EUR	4,875,000	5,887,870	05/02/18	(4,232)
	USD	4,134,300	GBP	3,000,000	4,134,861	05/24/18	(561)
	USD	15,179	GBP	11,000	15,182	06/20/18	(3)
	USD	300,000	INR	20,011,638	300,060	05/25/18	(60)
	USD	2,000,000	INR	134,270,000	2,010,913	06/04/18	(10,913)
	USD	571,481	JPY	62,500,000	571,789	05/02/18	(308)
	USD	899,024	JPY	98,000,000	899,615	06/20/18	(591)
	USD	1,600,000	KRW	1,723,920,000	1,610,185	05/21/18	(10,185)
	USD	792,318	MXN	15,000,000	798,858	05/24/18	(6,540)
	USD	600,000	TWD	17,753,600	600,526	05/21/18	(526)
	ZAR	10,796,251	USD	900,000	863,148	05/24/18	(36,852)
JPMorgan Securities, Inc.	AUD	34,714,787	USD	26,741,572	26,138,963	06/20/18	(602,615)
	CAD	10,969,245	USD	8,666,515	8,553,662	06/20/18	(112,854)
	EUR	21,783,451	USD	26,959,649	26,409,052	06/20/18	(550,594)
	GBP	2,085,000	USD	2,907,824	2,874,588	05/31/18	(33,236)
	GBP	22,555,619	USD	31,701,964	31,129,880	06/20/18	(572,081)
	JPY	4,286,884,508	USD	40,589,803	39,352,509	06/20/18	(1,237,296)
	NOK	109,174,146	USD	14,048,561	13,633,996	06/20/18	(414,563)
	NZD	26,828,212	USD	19,538,678	18,874,098	06/20/18	(664,584)
	SEK	156,694,776	USD	18,809,991	17,965,731	06/20/18	(844,262)
	USD	9,513,671	CAD	12,326,124	9,611,738	06/20/18	(98,064)
	USD	2,392,789	JPY	260,965,821	2,395,600	06/20/18	(2,811)
	USD	25	NZD	35	25	06/20/18	—

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
MS & Co. Int. PLC	CLP	1,370,800,000	USD	2,300,000	$2,234,569	06/20/18	$(65,431)
	CNH	27,691,400	USD	4,400,000	4,372,395	06/20/18	(27,605)
	EUR	18,722,000	USD	23,237,807	22,697,518	06/20/18	(540,289)
	INR	289,485,500	USD	4,400,000	4,327,569	06/20/18	(72,431)
	JPY	7,219,122,500	USD	68,100,000	66,269,706	06/20/18	(1,830,294)
	JPY	2,382,441,600	USD	22,400,000	21,934,831	08/01/18	(465,169)
	MXN	63,544,800	USD	3,400,000	3,370,502	06/20/18	(29,498)
	PLN	1,224,000	USD	358,453	349,006	06/20/18	(9,447)
	RUB	272,083,000	USD	4,700,000	4,294,264	06/20/18	(405,736)
	SEK	46,369,840	EUR	4,600,000	5,316,502	06/20/18	(260,283)
	SEK	4,230,000	USD	513,060	484,987	06/20/18	(28,074)
	TRY	37,456,832	USD	9,300,000	9,076,066	06/20/18	(223,934)
	USD	11,100,000	CNH	70,504,330	11,132,439	06/20/18	(32,439)
	USD	2,500,000	JPY	272,467,500	2,501,182	06/20/18	(1,182)
	USD	2,700,000	MXN	51,040,800	2,707,273	06/20/18	(7,273)
	ZAR	99,527,450	USD	8,300,000	7,930,668	06/20/18	(369,332)
	ZAR	9,623,200	USD	800,000	766,151	06/27/18	(33,849)
UBS AG (London)	BRL	2,835,803	USD	825,000	807,048	05/30/18	(17,952)
	CNY	11,332,500	USD	1,800,000	1,789,154	05/31/18	(10,846)
	RUB	18,365,320	USD	296,000	290,520	05/31/18	(5,480)
	USD	50,000	BRL	175,825	50,038	05/30/18	(38)
	USD	1,800,000	CNY	11,421,000	1,803,126	05/31/18	(3,126)
TOTAL							$(11,755,293)

FUTURES CONTRACTS — At April 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10 Year German Euro-Bund	483	06/07/18	$92,588,381	$294,426
10 Year Korea Treasury Bond	13	06/19/18	1,456,954	(803)
10 Year Mini Japanese Government Bonds	11	06/12/18	1,516,374	(747)
10 Year U.K. Long Gilt	41	06/27/18	6,900,926	2,152
10 Year U.S. Treasury Notes	434	06/20/18	51,917,250	(163,074)
2 Year German Euro-Schatz	77	06/07/18	10,406,436	6,984
3 Month Euribor Interest Rate	9	03/18/19	2,724,435	1,082
3 Month Euribor Interest Rate	37	06/17/19	11,192,079	8,295
3 Month Euribor Interest Rate	2	06/15/20	602,502	(1)
3 Year Korea Treasury Bond	12	06/19/18	1,210,393	89
30 Day Federal Funds	2	01/31/19	814,607	(1,083)
5 Year German Euro-Bobl	133	06/07/18	21,040,009	16,411
5 Year U.S. Treasury Notes	50	06/29/18	5,675,391	(26,592)
Amsterdam Exchanges Index	16	05/18/18	2,136,775	36,419
Australian 10 Year Government Bonds	5	06/15/18	481,422	(427)
Bank Accept Index	948	09/17/18	180,876,436	63,376
BIST National-30 Index	7	06/29/18	22,243	(523)
Brent Crude	18	05/31/18	1,344,420	36,862
Brent Crude	4	06/29/18	296,680	14,076
Brent Crude	2	07/31/18	147,200	2,838

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Brent Crude	1	10/31/18	$72,040	$5,129
Brent Crude Oil	2	05/31/18	149,380	2,928
CAC40 Index	79	05/18/18	5,220,369	172,171
Canadian Canola	1	11/14/18	8,077	(17)
Canadian Dollar	10	06/19/18	779,400	1,563
CBOE Volatility Index	5	07/18/18	86,375	(883)
CBOE Volatility Index	5	08/22/18	87,125	(183)
CBOE Volatility Index	14	09/19/18	248,150	(4,923)
CBOE Volatility Index	6	10/17/18	108,750	(1,960)
Chicago SRW Wheat	10	07/13/18	255,250	5,092
Chicago SRW Wheat	1	09/14/18	26,313	610
Cocoa	11	07/16/18	288,487	19,801
Cocoa	7	07/16/18	197,750	18,094
Cocoa	2	09/13/18	53,388	3,853
Cocoa	1	12/12/18	26,543	2,271
Coffee	1	07/19/18	46,050	354
Copper	1	06/26/18	169,819	(5,493)
Copper	1	06/28/18	169,853	4,238
Copper	1	06/29/18	169,870	(2,420)
Copper	1	07/09/18	170,042	(611)
Copper	3	07/10/18	510,178	(9,630)
Copper	1	07/11/18	170,076	(5,487)
Copper	6	07/12/18	1,020,562	(26,896)
Copper	3	07/13/18	510,333	(2,425)
Copper	1	07/16/18	170,162	(2,853)
Copper	4	07/17/18	680,600	(17,038)
Copper	4	07/18/18	680,400	(22,249)
Copper	3	07/20/18	510,112	(12,377)
Copper	3	07/23/18	510,236	(12,183)
Copper	1	07/27/18	76,850	(1,890)
Copper	1	07/27/18	170,134	(969)
Corn	26	07/13/18	520,975	5,303
Cotton No. 2	6	07/09/18	251,520	3,261
Cotton No. 2	2	12/06/18	78,780	195
Crude Oil	2	05/21/18	137,140	2,128
Crude Oil	23	05/22/18	1,577,110	97,962
Crude Oil	2	06/19/18	136,960	4,938
Crude Oil	4	06/20/18	273,920	12,524
Crude Oil	1	07/20/18	68,170	3,668
Crude Oil	2	08/20/18	135,360	5,378
Crude Oil	2	08/21/18	135,360	5,357
Crude Oil	2	11/19/18	131,980	7,517
Crude soybean oil	36	07/13/18	661,392	(19,236)
DAX Index	45	06/15/18	17,132,669	461,173
DJIA E-Mini Index	5	06/15/18	603,275	(5,121)
E-mini Energy Select Sector	6	06/15/18	445,560	22,262
E-mini Russell 2000 Index	21	06/15/18	1,620,990	(18,299)
Euro Buxl 30 Year Bonds	5	06/07/18	987,454	(944)
Euro FX	1	06/18/18	152,050	374
Euro Stoxx 50 Index	76	06/15/18	3,188,353	96,211
Euro Stoxx 50 Index	134	12/21/18	2,042,148	(3,238)

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index	41	12/16/22	$609,983	$11,191
French 10 Year Government Bonds	23	06/07/18	4,272,041	23,116
FTSE 100 Index	125	06/15/18	12,837,722	409,221
FTSE China A50 Index	26	05/30/18	321,555	(5,160)
FTSE KLCI Index	1	05/31/18	23,754	(2)
FTSE/MIB Index	16	06/15/18	2,279,755	70,915
Gasoline RBOB	19	05/31/18	1,700,378	92,498
Gasoline RBOB	5	06/29/18	446,628	14,347
Gasoline RBOB	1	07/31/18	88,733	3,531
Gold 100 Oz	16	06/27/18	2,110,720	(33,238)
Gold 100 Oz	1	08/29/18	132,530	(2,912)
Hang Seng Index	16	05/30/18	3,125,633	24,266
Hard Red Winter Wheat	9	07/13/18	241,875	14,993
HSCEI	21	05/30/18	1,640,824	2,266
IBEX 35 Index	8	05/18/18	963,510	22,848
ICE ECX Emission	2	12/17/18	32,823	3,106
ICE ECX Emission	1	12/16/19	16,605	840
Italian 10 Year Government Bonds	20	06/07/18	3,357,369	35,942
Japan 10 Year Government Bonds	6	06/13/18	8,267,838	4,748
Kospi 200 Index	30	06/14/18	2,266,748	31,694
Lead	1	06/28/18	57,963	(1,465)
Lead	1	06/29/18	57,964	(1,952)
Lead	1	07/03/18	57,969	(1,559)
Lead	1	07/09/18	57,976	(1,814)
Lead	1	07/16/18	57,985	(243)
Lead	1	07/19/18	57,992	(1,374)
Lean Hogs	4	06/14/18	116,320	(6,219)
LME Copper	23	06/18/18	3,905,975	(146,144)
LME Tin	1	07/06/18	106,088	1,185
LME Tin	1	07/12/18	106,057	894
Low Sulphur Gas Oil	23	06/12/18	1,496,150	98,027
Low Sulphur Gas Oil	2	07/12/18	129,500	3,248
Mini FTSE/MIB Index	5	06/15/18	142,485	3,548
Mini H-shares Index	19	05/30/18	296,911	464
Mini MSCI EAFE Index	6	06/15/18	607,950	(2,838)
Mini Tokyo Price Index	2	06/07/18	32,556	2,636
Mini-Hang Seng Index	19	05/30/18	742,338	1,984
MSCI Emerging Markets Index	145	06/15/18	8,353,450	(283,837)
MSCI Singapore Index	36	05/30/18	1,116,787	23,344
MSCI Taiwan Index	13	05/30/18	511,550	4,634
Nasdaq 100 E-Mini Index	3	06/15/18	396,780	(17,899)
Natural Gas	2	05/29/18	55,260	(143)
Nickel	1	06/26/18	81,745	4,432
Nickel	1	07/09/18	81,806	1,734
Nickel	3	07/10/18	245,433	(6,209)
Nickel	1	07/11/18	81,816	(987)
Nickel	1	07/17/18	81,844	(7,129)
Nickel	3	07/23/18	245,608	(19,352)
Nikkei 225 Index	2	06/07/18	205,269	8,868
Nikkei 225 Index	2	06/07/18	224,500	4,796
Nikkei 225 Index	15	06/07/18	3,088,639	86,415

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Nikkei 225 Mini	32	06/07/18	$658,910	$12,653
NY Harbor ULSD	16	05/31/18	1,444,330	117,371
NY Harbor ULSD	2	06/29/18	180,037	8,250
NY Harbor ULSD	1	08/31/18	89,918	3,715
NY MEX Light Sweet E-mini Crude Oil	2	05/21/18	68,575	2,422
Nymex Palladium	2	06/27/18	192,110	(388)
OMXS 30 Index	64	05/18/18	1,143,816	22,140
Platinum	3	07/27/18	135,660	(5,100)
Primary Aluminum	54	06/18/18	3,057,750	66,636
Primary Aluminum	1	06/28/18	56,597	5,719
Primary Aluminum	1	06/29/18	56,593	5,563
Primary Aluminum	2	07/05/18	113,158	12,009
Primary Aluminum	2	07/06/18	113,148	13,193
Primary Aluminum	1	07/09/18	56,570	4,479
Primary Aluminum	6	07/10/18	339,391	14,662
Primary Aluminum	1	07/11/18	56,561	(3,659)
Primary Aluminum	4	07/19/18	225,850	(17,823)
Primary Aluminum	3	07/23/18	169,312	880
Primary Aluminum	3	07/24/18	169,266	859
Primary Aluminum	1	07/26/18	56,396	1,030
Primary Aluminum	1	09/17/18	56,188	(6,027)
Rapeseed Euro	2	07/31/18	41,632	(33)
Red Spring Wheat	2	07/13/18	61,550	569
S&P 500 E-Mini Index	341	06/15/18	45,131,350	(944,698)
S&P Mid 400 Emini Index	1	06/15/18	187,210	(7,331)
S&P Toronto Stock Exchange 60 Index	40	06/14/18	5,731,687	57,821
SET50 Index	22	06/28/18	164,359	(361)
SGX S&P CNX Nifty Index	6	05/31/18	129,420	2,279
Short Euro-BTP	8	06/07/18	1,089,352	3,197
Silver	2	07/27/18	164,010	(768)
Soybean	12	07/13/18	629,100	2,336
Soybean	10	11/14/18	522,375	6,642
Soybean	3	01/14/19	157,275	844
Soybean Meal	12	07/13/18	472,560	9,144
Soybean Meal	1	12/14/18	38,470	(402)
SPI 200 Index	37	06/21/18	4,154,640	60,906
STOXX 600 Banks Index	2	06/15/18	21,205	204
STOXX 600 Basis Resources	46	06/15/18	1,304,582	(35,829)
Stoxx Europe 600 Index	4	06/15/18	92,019	3,249
Topix	56	06/07/18	9,115,624	334,294
U.S. Dollar Index	1	06/18/18	91,630	889
Ultra 10 Year U.S. Treasury Notes	3	06/20/18	383,672	669
Ultra Long U.S. Treasury Bonds	1	06/20/18	157,125	1,249
Zinc	29	06/18/18	2,268,525	(229,595)
Zinc	2	07/05/18	156,375	(6,593)
Zinc	2	07/10/18	156,375	(5,406)
Zinc	5	07/11/18	390,937	728
Zinc	5	07/12/18	390,937	(8,220)
Zinc	1	07/13/18	78,187	(2,556)
Zinc	2	07/16/18	156,375	(181)
Zinc	2	07/17/18	156,375	(3,428)

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Zinc	4	07/18/18	$312,750	$(9,111)
Zinc	1	07/19/18	78,175	(3,728)
Zinc	2	07/20/18	156,325	(5,146)
Total				$1,028,263
Short position contracts:
10 Year Korea Treasury Bond	(9)	06/19/18	(1,008,661)	(2,546)
10 Year U.K. Long Gilt	(72)	06/27/18	(12,118,699)	(57,696)
10 Year U.S. Treasury Notes	(94)	06/20/18	(11,244,750)	56,529
2 Year German Euro-Schatz	(303)	06/07/18	(40,950,001)	(22,627)
2 Year U.S. Treasury Notes	(133)	06/29/18	(28,202,235)	57,863
3 Month Euribor Interest Rate	(1,062)	03/18/19	(321,483,379)	(69,630)
3 Month Euribor Interest Rate	(2)	03/16/20	(603,166)	(605)
3 Month Euribor Interest Rate	(2)	03/15/21	(600,570)	(665)
3 Month Euro Swiss	(8)	09/17/18	(2,032,291)	193
3 Month Euroyen	(27)	09/14/18	(6,168,359)	1,211
3 Month Sterling Interest Rate	(6)	12/19/18	(1,022,922)	(932)
3 Month Sterling Interest Rate	(1,399)	03/20/19	(238,318,723)	(393,354)
3 Month Sterling Interest Rate	(68)	06/19/19	(11,574,393)	(11,778)
3 Year Korea Treasury Bond	(17)	06/19/18	(1,714,723)	(4,968)
30 Day Federal Funds	(101)	01/31/20	(40,971,402)	70,610
5 Year German Euro-Bobl	(20)	06/07/18	(3,163,911)	(1,927)
5 Year U.S. Treasury Notes	(212)	06/29/18	(24,063,656)	127,336
Amsterdam Exchanges Index	(1)	05/18/18	(133,548)	(1,100)
ASX 90 Day Bank Accepted Bills	(1,972)	09/13/18	(1,477,443,302)	160,464
Australian 10 Year Government Bonds	(155)	06/15/18	(14,924,090)	(34,672)
Australian 3 Year Government Bonds	(99)	06/15/18	(8,266,521)	7,675
Australian Dollar	(6)	06/18/18	(451,800)	1,735
Bank Accept Index	(3)	06/17/19	(569,940)	(32)
BIST National-30 Index	(26)	06/29/18	(82,616)	2,494
British Pound	(11)	06/18/18	(947,100)	3,897
Canada 10 Year Government Bonds	(429)	06/20/18	(43,920,752)	187,289
Canadian Canola	(3)	07/13/18	(24,875)	(150)
Cattle Feeder	(1)	05/24/18	(70,087)	(1,227)
CBOE Volatility Index	(18)	05/16/18	(299,250)	(2,029)
CBOE Volatility Index	(2)	06/20/18	(33,850)	1,438
CBOE Volatility Index	(1)	07/18/18	(17,275)	(177)
Chicago SRW Wheat	(7)	07/13/18	(178,675)	(13,428)
Chicago SRW Wheat	(1)	12/14/18	(27,362)	(1,227)
Coffee	(6)	07/19/18	(276,300)	(6,989)
Coffee	(1)	09/18/18	(46,856)	(1,765)
Coffee 10-Tonne	(5)	07/25/18	(87,800)	195
Copper	(1)	06/26/18	(169,819)	(4,709)
Copper	(1)	06/28/18	(169,853)	2,457
Copper	(1)	06/29/18	(169,870)	(1,523)
Copper	(1)	07/03/18	(169,939)	146
Copper	(1)	07/09/18	(170,042)	4,005
Copper	(3)	07/10/18	(510,179)	16,406
Copper	(1)	07/11/18	(170,077)	3,858
Copper	(6)	07/12/18	(1,020,563)	4,103
Copper	(3)	07/13/18	(510,333)	16,370

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Copper	(1)	07/16/18	$(170,163)	$3,982
Copper	(3)	07/17/18	(510,450)	4,142
Copper	(4)	07/18/18	(680,400)	20,316
Copper	(2)	07/20/18	(340,075)	8,439
Copper	(3)	07/23/18	(510,236)	6,443
Copper	(6)	07/27/18	(461,100)	2,878
Copper	(1)	07/27/18	(170,134)	1,451
Corn	(49)	07/13/18	(981,838)	(13,875)
Corn	(21)	09/14/18	(427,875)	(6,868)
Corn	(18)	12/14/18	(374,400)	(3,424)
Crude Oil	(3)	05/22/18	(205,710)	1,371
Crude Palm Oil	(11)	07/13/18	(165,554)	604
Crude Palm Oil	(1)	08/15/18	(15,038)	407
Crude Palm Oil	(1)	09/14/18	(15,063)	190
Crude soybean oil	(11)	07/13/18	(202,092)	8,580
Crude soybean oil	(2)	12/14/18	(37,740)	1,184
DJIA E-Mini Index	(14)	06/15/18	(1,689,170)	(766)
E-mini Russell 2000 Index	(33)	06/15/18	(2,547,270)	32,718
Euro Buxl 30 Year Bonds	(7)	06/07/18	(1,382,436)	(34,330)
Euro FX	(47)	06/18/18	(7,122,263)	8,342
Euro Stoxx 50 Index	(31)	06/15/18	(1,300,512)	(62,112)
Euro Stoxx 50 Index	(41)	12/18/20	(638,204)	(4,761)
Eurodollars	(3)	06/18/18	(732,225)	521
Eurodollars	(16)	09/17/18	(3,900,400)	3,779
Eurodollars	(2,168)	03/18/19	(527,067,900)	569,839
Eurodollars	(62)	06/17/19	(15,058,300)	20,010
Eurodollars	(469)	12/16/19	(113,767,675)	114,359
Eurodollars	(2)	03/16/20	(485,050)	497
Eurodollars	(3)	06/15/20	(727,500)	(104)
Eurodollars	(4)	12/14/20	(969,650)	1,045
Eurodollars	(1)	03/15/21	(242,413)	236
Eurodollars	(1)	12/13/21	(242,363)	211
Eurodollars	(1)	03/14/22	(242,350)	199
FTSE China A50 Index	(5)	05/30/18	(61,837)	1,083
FTSE/JSE Top 40 Index	(2)	06/21/18	(83,156)	(4,444)
Hard Red Winter Wheat	(1)	09/14/18	(27,762)	(1,852)
Italian 10 Year Government Bonds	(2)	06/07/18	(335,737)	(539)
Japan 10 Year Government Bonds	(8)	06/13/18	(11,023,783)	(2,939)
Japanese Yen	(5)	06/18/18	(573,625)	4,617
Lead	(1)	06/28/18	(57,962)	1,872
Lead	(1)	06/29/18	(57,964)	2,371
Lead	(1)	07/16/18	(57,985)	462
Lean Hogs	(2)	06/14/18	(58,160)	2,126
Live Cattle	(1)	06/29/18	(42,440)	898
Live Cattle	(1)	08/31/18	(41,810)	568
LME Copper	(19)	06/18/18	(3,226,675)	60,409
LME Tin	(1)	07/06/18	(106,088)	(964)
LME Tin	(1)	07/12/18	(106,057)	(1,709)
Milling Wheat No. 2	(1)	03/11/19	(10,763)	(258)
MSCI Emerging Markets Index	(5)	06/15/18	(288,050)	5,103
MSCI Singapore Index	(4)	05/30/18	(124,087)	(2,492)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Nasdaq 100 E-Mini Index	(4)	06/15/18	$(529,040)	$392
Natural Gas	(38)	05/29/18	(1,049,940)	(8,526)
Natural Gas	(2)	06/27/18	(56,000)	(73)
Natural Gas	(2)	07/27/18	(56,140)	17
Nickel	(1)	06/26/18	(81,745)	7,131
Nickel	(1)	07/09/18	(81,806)	7,130
Nickel	(3)	07/10/18	(245,433)	13,166
Nickel	(1)	07/17/18	(81,844)	1,583
Nickel	(2)	07/23/18	(163,739)	13,195
Nickel	(1)	07/25/18	(81,878)	2,599
Nikkei 225 Index	(6)	06/07/18	(617,865)	(6,043)
OMXS 30 Index	(110)	05/18/18	(1,965,934)	(56,978)
Platinum	(2)	07/27/18	(90,440)	4,512
Primary Aluminum	(54)	06/18/18	(3,057,750)	(229,158)
Primary Aluminum	(1)	06/28/18	(56,597)	(5,594)
Primary Aluminum	(1)	06/29/18	(56,593)	(6,308)
Primary Aluminum	(2)	07/05/18	(113,158)	(3,099)
Primary Aluminum	(2)	07/06/18	(113,149)	(822)
Primary Aluminum	(1)	07/09/18	(56,570)	(5,521)
Primary Aluminum	(6)	07/10/18	(339,392)	(2,481)
Primary Aluminum	(1)	07/11/18	(56,560)	(1,288)
Primary Aluminum	(1)	07/16/18	(56,547)	1,338
Primary Aluminum	(2)	07/19/18	(112,925)	16,182
Primary Aluminum	(3)	07/23/18	(169,313)	18,529
Primary Aluminum	(3)	07/24/18	(169,266)	(2,774)
Primary Aluminum	(1)	07/27/18	(56,385)	(276)
Primary Aluminum	(1)	09/17/18	(56,187)	(952)
Rapeseed Euro	(1)	07/31/18	(20,816)	150
S&P 500 E-Mini Index	(184)	06/15/18	(24,352,400)	591,245
S&P Mid 400 Emini Index	(1)	06/15/18	(187,210)	299
SET50 Index	(27)	06/28/18	(201,713)	(2,054)
Silver	(8)	07/27/18	(656,040)	20,342
Soybean	(1)	07/13/18	(52,425)	(790)
Soybean Meal	(7)	07/13/18	(275,660)	(6,515)
Stoxx Europe 600 Index	(53)	06/15/18	(1,219,253)	(40,369)
Sugar No. 11	(22)	06/29/18	(289,520)	14,453
Sugar No. 11	(1)	09/28/18	(13,429)	110
Sugar No. 11	(1)	02/28/19	(14,605)	771
The EURO STOXX Banks Index	(4)	09/10/18	(41,541)	(669)
TOCOM Gold	(6)	02/25/19	(253,293)	1,239
TOCOM Rubber	(1)	09/21/18	(8,512)	(339)
U.S. Dollar Index	(10)	06/18/18	(916,300)	(20,839)
U.S. Treasury Long Bond	(53)	06/20/18	(7,623,719)	(5,497)
Ultra 10 Year U.S. Treasury Notes	(78)	06/20/18	(9,975,469)	(12,736)
Ultra Long U.S. Treasury Bonds	(5)	06/20/18	(785,625)	(2,631)
VSTOXX Index	(13)	05/16/18	(22,920)	3,141
VSTOXX Index	(11)	06/20/18	(20,257)	624
WIG20 Index	(1)	06/15/18	(13,083)	(139)
Zinc	(19)	06/18/18	(1,486,275)	75,047
Zinc	(2)	07/05/18	(156,375)	(1,713)
Zinc	(2)	07/10/18	(156,375)	(1,707)
Zinc	(5)	07/11/18	(390,938)	15,036
Zinc	(5)	07/12/18	(390,938)	4,402
Zinc	(1)	07/13/18	(78,187)	(515)
Zinc	(2)	07/16/18	(156,375)	5,027

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Zinc	(2)	07/17/18	$(156,375)	$2,500
Zinc	(4)	07/18/18	(312,750)	10,749
Zinc	(1)	07/19/18	(78,175)	2,564
Zinc	(2)	07/20/18	(156,325)	5,994
Total				$1,253,394
TOTAL				$2,281,657

SWAP CONTRACTS — At April 30, 2018, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund (%)	Counterparty	Termination Date	Notional Amount (000s)			Value	Unrealized Appreciation/ (Depreciation)*
1M BID Avg(a)	8.090%	Barclays Bank PLC	01/04/21		BRL 8,566		$12,197	$12,197
6.675%(b)	6 Month MIFOR	Barclays Bank PLC	06/20/23	INR	47,809	(c)	5,466	5,466
6.838(b)	6 Month MIFOR	Barclays Bank PLC	06/21/23		22,235	(c)	261	261
1M BID Avg(a)	9.265	Barclays Bank PLC	01/02/25	BRL	5,695		(10,569)	(10,569)
1M BID Avg(a)	9.350	Barclays Bank PLC	02/01/25		5,476		(5,019)	(5,019)
TOTAL							$2,336	$2,336

*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made at maturity.
(b)	Payments made semi-annually.
(c)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to April 30, 2018.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund (%)	Termination Date	Notional Amount (000s)			Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
3 month STIBOR(a)	0.035%	10/19/19	SEK	529,000	(b)	$116,859	$—	$116,859
3 month STIBOR(a)	0.050	10/19/19		609,500	(b)	143,561	44,387	99,174
2.077%(c)	3 month LIBOR	04/15/20		$46,400		249,685	48,894	200,791
2.048(d)	3 month LIBOR	10/18/20		14,800		165,107	—	165,107
2.120(d)	3 month LIBOR	04/15/22		14,300		121,857	—	121,857
1.922(d)	3 month LIBOR	08/21/22		10,000		221,839	(865)	222,704
1.923(d)	3 month LIBOR	08/21/22		3,800		83,957	19,724	64,233
0.603(a)	3 month STIBOR	10/19/22	SEK	134,000	(b)	(65,670)	—	(65,670)
1.318(e)	6 month GBP	08/30/67	GBP	1,681		174,486	—	174,486
1.341(e)	6 month GBP	12/14/67		567		50,772	2,184	48,588
TOTAL						$1,262,453	$114,324	$1,148,129

(a)	Payments made quarterly.
(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to April 30, 2018.
(c)	Payments made annually.
(d)	Payments made at maturity.
(e)	Payments made semi-annually.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received/(Paid) by the Fund (%)(a)	Credit Spread at April 30, 2018(b)	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
Nordstrom, Inc., 6.950%, 03/15/28	(1.000)%	0.667%	Barclays Bank PLC	12/20/20	$355	$(3,434)	$2,618	$(6,052)
Republic of Turkey, 11.876%, 01/15/30	(1.000)	1.625	Barclays Bank PLC	06/20/22	2,652	60,364	75,409	(15,045)
Republic of South Africa, 5.500%, 03/09/20	(1.000)	1.287	Barclays Bank PLC	06/20/22	2,516	24,920	73,885	(48,965)
TOTAL						$81,850	$151,912	$(70,062)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Received/(Paid) by the Fund (%)(a)	Credit Spread at April 30, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Purchased:
Macy’s, Inc., 7.450%, 07/15/17	(1.000)%	0.654%	12/20/20	$935	$(9,363)	$31,769	$(41,132)
Nordstrom, Inc., 6.950%, 03/15/28	(1.000)	0.667	12/20/20	390	(3,773)	5,180	(8,953)
Republic of Korea, 7.125%, 04/16/19	(1.000)	0.403	12/20/22	1,666	(45,223)	(30,494)	(14,729)
Republic of South Africa, 5.500%, 03/09/20	(1.000)	1.464	12/20/22	238	4,447	387	4,060
United Mexican States, 4.150%, 03/28/27	(1.000)	1.138	06/20/23	1,227	6,529	2,302	4,227
TOTAL					$(47,383)	$9,144	$(56,527)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
3i Group PLC(a)	1M GBP LIBOR	Deutsche Bank AG (London)	05/10/20	$166	$(13,487)	$(109)	$(13,378)
Aduro Biotech, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	18	(15,127)	—	(15,127)
Affiliated Managers Group, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	373	24,210	—	24,210
Ameriprise Financial, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	406	11,489	—	11,489
Anima Holding SpA(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	194	112,248	—	112,248
Associated Bancorp(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	5	9,149	—	9,149
AstraZeneca PLC(a)	1M GBP LIBOR	Deutsche Bank AG (London)	05/10/20	38	12,630	—	12,630
AT&T, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	49	(154,303)	—	(154,303)
Banca Generali SpA(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	32	(6,226)	—	(6,226)
Bank of New York Mellon Corp.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	93	(5,713)	—	(5,713)

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
BlackRock, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	$—	*	$(17,933)	$(500)	$(17,433)
Bristol-Myers Squibb Co.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	51		(464,135)	—	(464,135)
Caesar Stone(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	15		(25,416)	—	(25,416)
Cerved Information Solutions SpA(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	64		12,190	—	12,190
Continental Building(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	21		(6,993)	—	(6,993)
DJ Djshmbt(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	2,260		87,189	—	87,189
Eaton Vance Corp.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	525		3,918	—	3,918
Federated Investors, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	29		5,674	—	5,674
Federated Investors, Inc. Class B(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	550		108,178	—	108,178
Five Prime Therapeutics, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	13		(5,933)	—	(5,933)
Fortune Brands Home(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	36		(143,916)	—	(143,916)
Franklin Resources, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	118		(1,956)	—	(1,956)
GAM Holding AG(a)	1M CHF LIBOR	Deutsche Bank AG (London)	05/10/20	33		(8,384)	—	(8,384)
Hargreaves Lansdown PLC(a)	1M GBP LIBOR	Deutsche Bank AG (London)	05/10/20	210		(20,669)	(32)	(20,637)
IG Group Holdings PLC(a)	1M GBP LIBOR	Deutsche Bank AG (London)	05/10/20	52		3,664	—	3,664
IHS Markit Ltd.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	31		18,294	—	18,294
Incyte Corp.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	6		(37,002)	—	(37,002)
Innate Pharma SA(a)	1M EUR LIBOR	Deutsche Bank AG (London)	05/10/20	50		3,242	—	3,242
Intercontinental Exchange, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	17		(1,416)	—	(1,416)
Invesco Ltd.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	317		23,252	—	23,252
Janus Henderson Group(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	120		1,354	—	1,354
JELD-WEN Holding, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	20		(28,373)	—	(28,373)
Julius Baer Group Ltd.(a)	1M CHF LIBOR	Deutsche Bank AG (London)	05/10/20	14		19,894	—	19,894
KBW Regional Banking Index(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	1,897		(34,384)	—	(34,384)
KKR & Co. LP(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	39		20,235	—	20,235
Masco Corp.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	15		(44,543)	—	(44,543)
Mohawk Industries(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	9		(262,458)	—	(262,458)
MSCI Daily Total Return Gross EMU USD(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	1,766		(9,649)	—	(9,649)
MSCI US Diversified Financial Index(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	1,790		17,102	—	17,102
MSCI USA Minimum Volatility Gross Return USD Index(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	2,422		(547)	—	(547)
MSCI World Pharmaceuticals Net Total Return Index(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	6,786		167,155	—	167,155
NASDAQ Biotechnology Total Return Index(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	1,346		28,874	—	28,874
Novartis AG(a)	1M CHF LIBOR	Deutsche Bank AG (London)	05/10/20	21		(40,014)	—	(40,014)
S&P 500 Index(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	1,660		5,513	—	5,513
S&P 500 Pure Growth Total Return Index(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	2,228		12,548	—	12,548

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
S&P MID(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	$3,172		$20,291	$—	$20,291
Sandy Spring Bancorp(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	3		2,058	—	2,058
Sanne Group PLC(a)	1M GBP LIBOR	Deutsche Bank AG (London)	05/10/20	48		(858)	—	(858)
Schroders PLC(a)	1M GBP LIBOR	Deutsche Bank AG (London)	05/10/20	163		(7,404)	(35)	(7,369)
SEI Investments Co.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	648		79,379	—	79,379
State Street Corp.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	186		243	—	243
T. Rowe Price Group, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	509		(33,756)	—	(33,756)
TESARO, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	8		(19,788)	—	(19,788)
UBS Group AG(a)	1M CHF LIBOR	Deutsche Bank AG (London)	05/10/20	50		2,741	—	2,741
Verizon Communications, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	74		76,784	—	76,784
WisdomTree Investments, Inc.(a)	1M USD LIBOR	Deutsche Bank AG (London)	05/10/20	108		169,718	—	169,718
2U, Inc.(a)	1.390%	JPMorgan Securities, Inc.	10/11/19 - 10/31/19	4		45,005	—	45,005
A2 Milk Co. Ltd.(a)	2.297	JPMorgan Securities, Inc.	09/30/19 - 10/15/19	—	*	(37,351)	—	(37,351)
Accenture PLC(a)	1M USD LIBOR	JPMorgan Securities, Inc.	11/23/18	1,145		96,047	—	96,047
Acom Co. Ltd.(a)	1.290	JPMorgan Securities, Inc.	05/13/19 - 09/30/19	14		1,303	—	1,303
ACS Actividades de Construccion y Servicios SA(a)	2.297	JPMorgan Securities, Inc.	07/27/18 - 07/26/19	17		26,234	—	26,234
Acuity Brands, Inc.(a)	1.390	JPMorgan Securities, Inc.	04/09/20	4		24,097	—	24,097
Adient PLC(a)	1.390	JPMorgan Securities, Inc.	01/31/20	4		38,533	—	38,533
Adt, Inc.(a)	(0.210)	JPMorgan Securities, Inc.	04/23/20	7		11,875	—	11,875
Advanced Energy Industries, Inc.(a)	2.297	JPMorgan Securities, Inc.	10/11/19 - 10/30/19	—	*	(23,636)	—	(23,636)
Advanced Micro Devices, Inc.(a)	1.390	JPMorgan Securities, Inc.	01/09/19 - 12/13/19	26		(20,811)	—	(20,811)
AEON Financial Service Co. Ltd.(a)	2.247	JPMorgan Securities, Inc.	04/13/20	7		4,104	—	4,104
Aerie Pharmaceuticals, Inc.(a)	1.390	JPMorgan Securities, Inc.	04/23/20	6		20,033	—	20,033
Aflac, Inc.(a)	2.297	JPMorgan Securities, Inc.	03/27/20	—	*	130	—	130
Agios Pharmaceuticals, Inc.(a)	1.030	JPMorgan Securities, Inc.	10/17/19	3		11,021	—	11,021
AGL Energy Ltd.(a)	2.297	JPMorgan Securities, Inc.	03/18/19 - 10/18/19	17		3,121	—	3,121
Air France-KLM(a)	2.297	JPMorgan Securities, Inc.	11/12/19 - 11/22/19	—	*	(6,491)	—	(6,491)
Aker BP(a)	2.297	JPMorgan Securities, Inc.	02/10/20 - 03/30/20	4		50,115	—	50,115
Albemarle Corp(a)	1.390	JPMorgan Securities, Inc.	03/27/20	4		(4,968)	—	(4,968)
Alcoa Corp.(a)	1.390	JPMorgan Securities, Inc.	02/10/20 - 02/24/20	2		2,919	—	2,919
Allegheny Technologies, Inc.(a)	1.390	JPMorgan Securities, Inc.	03/27/20	5		(21,464)	—	(21,464)
Alliance Data Systems Corp.(a)	2.297	JPMorgan Securities, Inc.	12/09/19 - 12/16/19	5		(12,850)	—	(12,850)

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Alnylam Pharmaceuticals, Inc.(a)	1.390%	JPMorgan Securities, Inc.	11/19/18 - 01/06/20	$2		$13,486	$—	$13,486
Alphabet, Inc. Class A(a)	1.390	JPMorgan Securities, Inc.	12/13/19	—	*	869	—	869
Alphabet, Inc. Class C(a)	1.390	JPMorgan Securities, Inc.	08/09/18	—	*	3,518	—	3,518
Alta Mesa Resources, Inc. Class A(a)	1.390	JPMorgan Securities, Inc.	03/16/20	33		(8,649)	—	(8,649)
Altran Technologies SA(a)	1.340	JPMorgan Securities, Inc.	02/03/20 - 04/17/20	—	*	(2,939)	—	(2,939)
Amazon.com, Inc.(a)	1.390	JPMorgan Securities, Inc.	06/28/19 - 10/31/19	—	*	(21,139)	—	(21,139)
Ambu AS(a)	1.190	JPMorgan Securities, Inc.	02/10/20 - 03/09/20	9		(5,048)	—	(5,048)
Amedisys, Inc.(a)	2.298	JPMorgan Securities, Inc.	04/23/20	2		(4,066)	—	(4,066)
Ameren Corp.(a)	2.297	JPMorgan Securities, Inc.	12/02/19	—	*	511	—	511
Amgen, Inc.(a)	1.390	JPMorgan Securities, Inc.	09/09/19 - 10/17/19	1		(3,334)	—	(3,334)
ANA Holdings, Inc.(a)	1.390	JPMorgan Securities, Inc.	10/02/19 - 04/13/20	12		(1,084)	—	(1,084)
ANA Holdings, Inc.(a)	1.390	JPMorgan Securities, Inc.	10/02/19 - 04/13/20	7		6,846	—	6,846
Angi Homeservices, Inc. Class A(a)	(0.220)	JPMorgan Securities, Inc.	11/21/19 - 03/27/20	13		4,561	—	4,561
ANGI Homeservices, Inc. Class A(a)	(0.220)	JPMorgan Securities, Inc.	11/21/19 - 03/27/20	1		17,276	—	17,276
Anheuser Busch Inbev SA(a)	1.240	JPMorgan Securities, Inc.	01/24/20	—	*	546	—	546
Anheuser-Busch InBev SA ADR(a)	1.390	JPMorgan Securities, Inc.	10/17/19 - 10/31/19	1		5,689	—	5,689
Antofagasta PLC(a)	2.272	JPMorgan Securities, Inc.	03/30/20 - 04/14/20	1		4,949	—	4,949
Apa Group(a)	1.190	JPMorgan Securities, Inc.	04/24/20	3		(6,508)	—	(6,508)
Apple, Inc.(a)	1.390	JPMorgan Securities, Inc.	03/29/19 - 10/17/19	2		14,567	—	14,567
Aqua America, Inc.(a)	1.390	JPMorgan Securities, Inc.	01/31/20	83		(29,482)	—	(29,482)
Ares Managment LP(a)	0.240	JPMorgan Securities, Inc.	04/09/20	5		(9,276)	—	(9,276)
Armstrong World Industries, Inc.(a)	1.390	JPMorgan Securities, Inc.	03/27/20	6		1,227	—	1,227
Aryzta AG(a)	1.340	JPMorgan Securities, Inc.	04/29/19 - 02/03/20	8		50,261	—	50,261
Asahi Glass Co. Ltd.(a)	2.247	JPMorgan Securities, Inc.	07/03/19	2		(126)	—	(126)
Asgn, Inc.(a)	2.297	JPMorgan Securities, Inc.	02/24/20	4		(21,893)	—	(21,893)
ASM Pacific Technology Ltd.(a)	2.297	JPMorgan Securities, Inc.	09/11/19 - 11/12/19	6		(785)	—	(785)
ASML Holding NV(a)	1.340	JPMorgan Securities, Inc.	03/09/20 - 04/24/20	15		9,676	—	9,676
ASOS PLC(a)	2.272	JPMorgan Securities, Inc.	02/24/20	3		(13,262)	—	(13,262)
Aspen Technology, Inc.(a)	2.297	JPMorgan Securities, Inc.	03/16/20	—	*	503	—	503
ASX Ltd.(a)	1.190	JPMorgan Securities, Inc.	01/09/20 - 02/03/20	6		(4,685)	—	(4,685)
AT&T, Inc.(a)	2.297	JPMorgan Securities, Inc.	06/29/18 - 08/09/18	4		(8,441)	—	(8,441)
Atco Ltd. Class I(a)	2.347	JPMorgan Securities, Inc.	04/25/19	5		(9,409)	—	(9,409)
Aurubis AG(a)	2.297	JPMorgan Securities, Inc.	11/22/19 - 12/11/19	1		10,371	—	10,371
Autogrill SpA(a)	2.297	JPMorgan Securities, Inc.	06/17/19 - 11/12/19	7		2,559	—	2,559
Avery Dennison Corp.(a)	2.297	JPMorgan Securities, Inc.	02/07/20 - 03/16/20	2		(1,440)	—	(1,440)

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Aviva PLC(a)	2.272%	JPMorgan Securities, Inc.	03/30/20	$1		$820	$—	$820
Azimut Holding SpA(a)	2.297	JPMorgan Securities, Inc.	04/24/20	—	*	(4,421)	—	(4,421)
B&G Foods, Inc.(a)	(5.310)	JPMorgan Securities, Inc.	01/23/19	54		25,964	—	25,964
Babcock International Group PLC(a)	1.390	JPMorgan Securities, Inc.	12/04/19	17		(2,514)	—	(2,514)
Baker Hughes Class A(a)	1.390	JPMorgan Securities, Inc.	02/07/20	—	*	(848)	—	(848)
Bank Leumi Le-Israel BM(a)	2.897	JPMorgan Securities, Inc.	06/29/18 - 12/17/18	11		(17,807)	—	(17,807)
Bank NS Halifax(a)	2.347	JPMorgan Securities, Inc.	02/07/20	4		4,894	—	4,894
Bank of Montreal(a)	2.347	JPMorgan Securities, Inc.	01/23/20	2		2,527	—	2,527
BBA Aviation PLC(a)	1.390	JPMorgan Securities, Inc.	03/30/20 - 04/24/20	4		(2,304)	—	(2,304)
BCE, Inc.(a)	2.297	JPMorgan Securities, Inc.	03/18/19 - 10/17/19	6		(897)	—	(897)
Best Buy Co., Inc.(a)	2.297	JPMorgan Securities, Inc.	08/02/19 - 03/27/20	10		32,953	—	32,953
BHP Billiton Ltd.(a)	1.190	JPMorgan Securities, Inc.	08/09/18 - 04/24/20	15		(2,732)	—	(2,732)
BHP Billiton PLC(a)	1.390	JPMorgan Securities, Inc.	04/24/20 - 04/30/20	8		1,287	—	1,287
Bio Rad Labs, Inc. Class A(a)	2.297	JPMorgan Securities, Inc.	02/10/20	4		5,595	—	5,595
Biogen, Inc.(a)	2.297	JPMorgan Securities, Inc.	02/07/19 - 10/17/19	1		5,880	—	5,880
Black Knight, Inc.(a)	1.390	JPMorgan Securities, Inc.	02/24/20 - 04/09/20	17		(7,386)	—	(7,386)
BlackBerry Ltd.(a)	2.297	JPMorgan Securities, Inc.	08/26/19 - 09/26/19	2		(3,967)	—	(3,967)
Blueprint Medicines Corp(a)	1.390	JPMorgan Securities, Inc.	01/06/20 - 03/05/20	2		44,256	—	44,256
BlueScope Steel Ltd.(a)	2.297	JPMorgan Securities, Inc.	05/23/19 - 02/10/20	129		9,082	—	9,082
Bofi Holding, Inc.(a)	0.790	JPMorgan Securities, Inc.	04/23/20	3		643	—	643
Bok Financial Corp.(a)	2.297	JPMorgan Securities, Inc.	04/09/20	2		(652)	—	(652)
Boliden AB(a)	1.959	JPMorgan Securities, Inc.	04/16/18	7		9,897	—	9,897
Bollore Investissement(a)	2.297	JPMorgan Securities, Inc.	03/16/20	—	*	(121)	—	(121)
Bollore SA(a)	1.340	JPMorgan Securities, Inc.	10/07/19	—	*	112	—	112
Bombardier, Inc. Class B(a)	0.890	JPMorgan Securities, Inc.	07/05/18 - 10/17/19	86		(55,703)	—	(55,703)
Boohoo.com PLC(a)	1.390	JPMorgan Securities, Inc.	09/27/19	18		(21,425)	—	(21,425)
Box, Inc. Class A(a)	2.297	JPMorgan Securities, Inc.	03/27/20	1		15,926	—	15,926
Brembo SpA(a)	1.340	JPMorgan Securities, Inc.	04/14/20 - 04/24/20	2		3,594	—	3,594
BRP, Inc./CA Sub Voting(a)	2.347	JPMorgan Securities, Inc.	10/17/19 - 10/30/19	26		(11,617)	—	(11,617)
Bruker Corp.(a)	2.297	JPMorgan Securities, Inc.	07/16/18 - 09/27/18	3		(10,999)	—	(10,999)
BTG PLC(a)	2.272	JPMorgan Securities, Inc.	06/29/18 - 06/05/19	5		15,256	—	15,256
Bucher Holdings AG Niederweninge Namen AKT(a)	2.297	JPMorgan Securities, Inc.	03/09/20 - 03/30/20	1		(8,405)	—	(8,405)
Burberry Group PLC(a)	2.272	JPMorgan Securities, Inc.	07/22/19 - 04/14/20	12		18,342	—	18,342
Burford Capital Ltd.(a)	1.390	JPMorgan Securities, Inc.	02/20/20 - 04/14/20	17		17,735	—	17,735
CACI International, Inc. Class A(a)	2.297	JPMorgan Securities, Inc.	12/05/18 - 12/24/18	—	*	(18,282)	—	(18,282)
Cadence Design Systems, Inc.(a)	2.297	JPMorgan Securities, Inc.	03/18/19 - 03/06/20	10		38,999	—	38,999

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Callon Petroleum Co.(a)	1.390%	JPMorgan Securities, Inc.	12/24/18 - 01/09/19	$9		$(8,897)	$—	$(8,897)
Cameco Corp.(a)	1.390	JPMorgan Securities, Inc.	11/12/19	22		(17,602)	—	(17,602)
Camping World Holdings, Inc. Class A(a)	1.390	JPMorgan Securities, Inc.	09/09/19 - 01/06/20	5		(1,608)	—	(1,608)
Canadian Utilities Ltd. Class A(a)	2.347	JPMorgan Securities, Inc.	03/18/19 - 01/06/20	7		(14,247)	—	(14,247)
Canon Marketing Japan, Inc.(a)	2.247	JPMorgan Securities, Inc.	07/24/19 - 08/05/19	5		(69,340)	—	(69,340)
Capita PLC(a)	1.390	JPMorgan Securities, Inc.	07/16/18 - 10/19/18	1		(103,017)	—	(103,017)
Cargurus, Inc. Class A(a)	2.300	JPMorgan Securities, Inc.	04/27/20	4		(3,813)	—	(3,813)
Carlisle Cos., Inc.(a)	1.390	JPMorgan Securities, Inc.	03/06/20 - 03/27/20	2		(10,175)	—	(10,175)
Carlsberg A/S Class B(a)	2.297	JPMorgan Securities, Inc.	03/30/20	2		(3,661)	—	(3,661)
CarMax, Inc.(a)	1.390	JPMorgan Securities, Inc.	03/06/20	56		(9,362)	—	(9,362)
Cars, Inc.(a)	2.298	JPMorgan Securities, Inc.	04/23/20	1		39	—	39
Caterpillar, Inc.(a)	1.390	JPMorgan Securities, Inc.	04/13/20	—	*	2,187	—	2,187
Cathay PAC Awys Ltd.(a)	0.190	JPMorgan Securities, Inc.	04/14/20 - 04/24/20	12		(1,448)	—	(1,448)
Centrica PLC(a)	2.272	JPMorgan Securities, Inc.	04/11/19 - 01/06/20	131		62,589	—	62,589
CF Industries Holding, Inc.(a)	2.297	JPMorgan Securities, Inc.	03/06/20- 03/16/20	3		909	—	909
Challenger Ltd/Australia(a)	1.190	JPMorgan Securities, Inc.	04/24/20	120		12,050	—	12,050
Charles River Laboratories International, Inc.(a)	2.300	JPMorgan Securities, Inc.	04/27/20	2		(860)	—	(860)
Cheniere Energy, Inc.(a)	1.390	JPMorgan Securities, Inc.	06/29/18 - 04/27/20	10		(8,411)	—	(8,411)
Chocoladefabriken Lindt & Spruengli AG(a)	1.340	JPMorgan Securities, Inc.	10/31/18 - 10/15/19	121		(21,316)	—	(21,316)
Chr Hansen Holding A/S(a)	1.190	JPMorgan Securities, Inc.	03/16/20	3		1,907	—	1,907
Cigna Corp.(a)	2.297	JPMorgan Securities, Inc.	03/05/20	1		1,531	—	1,531
CLP Holdings Ltd.(a)	2.297	JPMorgan Securities, Inc.	06/29/18 - 10/18/19	26		2,890	—	2,890
CNA Financial Corp.(a)	2.297	JPMorgan Securities, Inc.	02/07/20	3		4,317	—	4,317
CNH Industrial NV(a)	1.340	JPMorgan Securities, Inc.	07/05/18	21		(7,619)	—	(7,619)
CNX Resources Corp.(a)	2.297	JPMorgan Securities, Inc.	02/24/20	2		(16,000)	—	(16,000)
Coca Cola Amatil Ltd.(a)	1.190	JPMorgan Securities, Inc.	03/09/20 - 03/30/20	2		(11,453)	—	(11,453)
Cochlear Ltd.(a)	2.297	JPMorgan Securities, Inc.	04/24/20	4		4,356	—	4,356
Cogeco Communications, Inc.(a)	2.347	JPMorgan Securities, Inc.	08/14/19 - 11/12/19	6		(6,818)	—	(6,818)
Compass Minerals International, Inc.(a)	0.690	JPMorgan Securities, Inc.	04/23/20	50		(1,052)	—	(1,052)

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Concordia Financial Group Ltd.(a)	2.247%	JPMorgan Securities, Inc.	04/13/20	$5		$2,205	$—	$2,205
Constellation Software, Inc.(a)	2.347	JPMorgan Securities, Inc.	06/29/18 - 12/13/19	43		35,256	—	35,256
Consumer Discretionary Select Sector SPDR Fund(a)	1M USD LIBOR	JPMorgan Securities, Inc.	11/23/18	1,146		34,345	—	34,345
Consumer Staples Select Sector SPDR Fund(a)	1M USD LIBOR	JPMorgan Securities, Inc.	11/23/18	1,061		83,213	—	83,213
Core Laboratories NV(a)	0.640	JPMorgan Securities, Inc.	01/21/20	50		(31,617)	—	(31,617)
Cosmo Energy Holdings Co. Ltd.(a)	2.247	JPMorgan Securities, Inc.	01/14/20 - 02/13/20	2		4,891	—	4,891
Cosmos Pharmaceuti NPV(a)	1.390	JPMorgan Securities, Inc.	03/30/20	—	*	(30,128)	—	(30,128)
Coty, Inc. Class A(a)	1.390	JPMorgan Securities, Inc.	10/19/18 - 04/09/20	23		12,593	—	12,593
Credit Suisse Group(a)	1.340	JPMorgan Securities, Inc.	02/20/20	1		(258)	—	(258)
Cree, Inc.(a)	1.390	JPMorgan Securities, Inc.	10/30/19	14		73,829	—	73,829
Crescent Point Energy Corp.(a)	2.347	JPMorgan Securities, Inc.	06/29/18 - 10/30/19	8		65,126	—	65,126
CSL Ltd.(a)	1.190	JPMorgan Securities, Inc.	03/30/20 - 04/14/20	—	*	(2,063)	—	(2,063)
CSR Ltd.(a)	2.297	JPMorgan Securities, Inc.	04/24/20	5		(2,478)	—	(2,478)
CTS Eventim AG & Co. KGaA(a)	2.297	JPMorgan Securities, Inc.	12/04/19	1		1,939	—	1,939
CVR Energy, Inc.(a)	2.297	JPMorgan Securities, Inc.	01/13/20 - 01/23/20	5		7,790	—	7,790
Daiichikosho Co. NPV(a)	1.390	JPMorgan Securities, Inc.	04/13/20	77		(375)	—	(375)
Daily Mail&Gen(a)	1.390	JPMorgan Securities, Inc.	02/10/20	—	*	(3,856)	—	(3,856)
Davide Campari-Milano SpA(a)	1.340	JPMorgan Securities, Inc.	03/30/20	18		15,232	—	15,232
DBS Group Holdings Ltd.(a)	1.190	JPMorgan Securities, Inc.	03/09/20	12		(21,472)	—	(21,472)
DE Sammensluttede Vognmaend(a)	2.297	JPMorgan Securities, Inc.	03/30/20	1		241	—	241
Dechra Pharmaceuticals PLC(a)	2.272	JPMorgan Securities, Inc.	04/24/20	5		(1,662)	—	(1,662)
Deckers Outdoor Corp.(a)	2.297	JPMorgan Securities, Inc.	02/10/20	3		(7,660)	—	(7,660)
Deere & Co.(a)	1.390	JPMorgan Securities, Inc.	03/27/20	1		18,973	—	18,973
Dell Technologies, Inc.(a)	2.297	JPMorgan Securities, Inc.	03/27/20	4		(2,028)	—	(2,028)
Dentsply Sirona, Inc.(a)	1.390	JPMorgan Securities, Inc.	09/09/19 - 04/27/20	3		(4,393)	—	(4,393)
Dentsply Sirona, Inc.(a)	1.390	JPMorgan Securities, Inc.	09/09/19 - 04/27/20	5		(13,625)	—	(13,625)
Dentsu, Inc.(a)	1.390	JPMorgan Securities, Inc.	04/13/20	9		(2,113)	—	(2,113)
Deutsche Bank AG(a)	1.340	JPMorgan Securities, Inc.	08/02/19 - 10/17/19	18		11,533	—	11,533

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Deutsche Lufthansa AG(a)	2.297%	JPMorgan Securities, Inc.	07/11/19	$1		$(91,759)	$—	$(91,759)
DexCom, Inc.(a)	1.390	JPMorgan Securities, Inc.	01/21/20	14		(850)	—	(850)
Dfds A/S(a)	2.297	JPMorgan Securities, Inc.	06/17/19 - 02/20/20	2		9,449	—	9,449
DiaSorin SpA(a)	2.297	JPMorgan Securities, Inc.	03/09/20	128		8,751	—	8,751
Direct Line Insurance Group PLC(a)	2.272	JPMorgan Securities, Inc.	04/24/20	1		(525)	—	(525)
DMG Mori Co. Ltd.(a)	2.247	JPMorgan Securities, Inc.	02/03/20	18		1,474	—	1,474
Dno ASA Class A(a)	2.297	JPMorgan Securities, Inc.	04/24/20	34		(19,133)	—	(19,133)
Domino S Pizza Group PLC(a)	1.390	JPMorgan Securities, Inc.	04/24/20	15		(5,535)	—	(5,535)
Domino’s Pizza Enterprises Ltd.(a)	1.190	JPMorgan Securities, Inc.	06/29/18 - 07/11/19	351		(9,673)	—	(9,673)
DS Smith PLC(a)	1.390	JPMorgan Securities, Inc.	04/24/20	24		(589)	—	(589)
Dufry AG Basel Namen AKT(a)	1.340	JPMorgan Securities, Inc.	03/30/20	2		(4,806)	—	(4,806)
Dunkin’ Brands Group, Inc.(a)	1.390	JPMorgan Securities, Inc.	11/12/19 - 02/10/20	19		(1,094)	—	(1,094)
Easyjet PLC(a)	1.390	JPMorgan Securities, Inc.	09/27/19 - 04/14/20	1		33,789	—	33,789
Eaton Vance Corp.(a)	1.390	JPMorgan Securities, Inc.	04/09/20	10		3,344	—	3,344
Ebara Corp.(a)	2.247	JPMorgan Securities, Inc.	02/03/20 - 02/26/20	43		6,809	—	6,809
Electricite DE France(a)	1.340	JPMorgan Securities, Inc.	02/20/20	18		1,401	—	1,401
Electrocomponent PLC(a)	1.390	JPMorgan Securities, Inc.	04/14/20 - 04/24/20	7		2,581	—	2,581
Electrolux AB(a)	1M USD LIBOR	JPMorgan Securities, Inc.	03/04/19	431		64,757	1,102	63,655
Elekta AB Class B(a)	2.297	JPMorgan Securities, Inc.	03/30/20 - 04/24/20	—	*	24,154	—	24,154
Element Financial Corp.(a)	1.190	JPMorgan Securities, Inc.	06/29/18 - 12/05/18	1		(11,212)	—	(11,212)
Elis SA(a)	1.340	JPMorgan Securities, Inc.	04/24/20	4		5,739	—	5,739
Elisa Oyj(a)	2.297	JPMorgan Securities, Inc.	12/16/19	—	*	(680)	—	(680)
EMCOR Group, Inc.(a)	2.297	JPMorgan Securities, Inc.	11/12/19 - 03/27/20	10		(52,767)	—	(52,767)
Emera, Inc.(a)	1.390	JPMorgan Securities, Inc.	03/27/20	73		2,831	—	2,831
Empire Co. Ltd. Class A(a)	2.347	JPMorgan Securities, Inc.	07/11/19	28		(6,305)	—	(6,305)
Encana Corp.(a)	1.390	JPMorgan Securities, Inc.	03/27/20	96		(3,952)	—	(3,952)
Encompass Health Corp.(a)	2.297	JPMorgan Securities, Inc.	10/17/19	5		17,552	—	17,552
Epam System, Inc.(a)	2.300	JPMorgan Securities, Inc.	04/27/20	1		2,077	—	2,077
Eramet(a)	2.297	JPMorgan Securities, Inc.	01/22/20 - 04/14/20	1		33,187	—	33,187
Eurofins Scientific SE(a)	1.340	JPMorgan Securities, Inc.	02/20/20	—	*	(1,103)	—	(1,103)
Evercore Partners, Inc. Class A(a)	2.297	JPMorgan Securities, Inc.	08/02/19	2		16,786	—	16,786
Evraz PLC(a)	2.272	JPMorgan Securities, Inc.	01/23/19 - 04/29/19	7		68,270	—	68,270
Exact Sciences Corp.(a)	1.390	JPMorgan Securities, Inc.	10/17/19 - 02/07/20	5		(22,269)	—	(22,269)
Exor NV(a)	2.297	JPMorgan Securities, Inc.	03/30/20 - 04/24/20	19		3,874	—	3,874
Exxon Mobil Corp.(a)	2.297	JPMorgan Securities, Inc.	07/06/18 - 10/17/19	3		1,539	—	1,539
F5 Networks, Inc.(a)	2.297	JPMorgan Securities, Inc.	11/12/19 - 01/06/20	14		93,559	—	93,559

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Facebook, Inc. Class A(a)	1.390%	JPMorgan Securities, Inc.	08/02/19 - 10/17/19	$2		$(13,298)	$—	$(13,298)
Fair Isaac Corp.(a)	2.297	JPMorgan Securities, Inc.	01/08/20	2		1,551	—	1,551
FANUC Corp.(a)	1.390	JPMorgan Securities, Inc.	04/16/20	—	*	11,040	—	11,040
Federated Investors, Inc.(a)	2.297	JPMorgan Securities, Inc.	03/27/20	2		(86,109)	—	(86,109)
Fevertree Drinks PLC(a)	2.272	JPMorgan Securities, Inc.	04/14/20 - 04/24/20	45		5,301	—	5,301
Fincantieri SpA(a)	2.297	JPMorgan Securities, Inc.	04/24/20	1		3,644	—	3,644
First Citizens BancShares, Inc. Class A(a)	2.297	JPMorgan Securities, Inc.	10/09/18 - 11/13/18	14		15,452	—	15,452
First Quantum Minerals Ltd.(a)	1.390	JPMorgan Securities, Inc.	03/18/19 - 02/10/20	19		(24,124)	—	(24,124)
Fisher & Paykel Healthcare Corp. Ltd.(a)	2.397	JPMorgan Securities, Inc.	02/12/20	3		(9,840)	—	(9,840)
Fletcher Building Ltd.(a)	0.940	JPMorgan Securities, Inc.	10/15/19 - 03/09/20	3		(12,000)	—	(12,000)
Flight Centre Ltd.(a)	2.301	JPMorgan Securities, Inc.	04/30/20	4		(2,056)	—	(2,056)
Floor & Decor Holdings, Inc. Class A(a)	1.390	JPMorgan Securities, Inc.	12/13/19	3		(4,593)	—	(4,593)
Flowers Foods, Inc.(a)	2.297	JPMorgan Securities, Inc.	04/13/20	6		2,109	—	2,109
Flowserve Corp.(a)	1.390	JPMorgan Securities, Inc.	07/11/19 - 08/26/19	2		21,125	—	21,125
Flughafen Zuerich AG(a)	2.297	JPMorgan Securities, Inc.	04/24/20	7		798	—	798
Fortescue Metals Group Ltd.(a)	2.297	JPMorgan Securities, Inc.	12/20/19	1		(82)	—	(82)
Fortinet, Inc.(a)	2.297	JPMorgan Securities, Inc.	03/05/20	5		(3,694)	—	(3,694)
Freenet AG(a)	1.340	JPMorgan Securities, Inc.	08/26/19 - 10/15/19	23		13,021	—	13,021
Fujitsu Ltd.(a)	2.247	JPMorgan Securities, Inc.	07/02/18 - 02/26/20	43		2,162	—	2,162
Fukuoka Financial Group, Inc.(a)	0.940	JPMorgan Securities, Inc.	05/20/19 - 11/25/19	53		(25,009)	—	(25,009)
GCI Liberty, Inc. Class A(a)	1.390	JPMorgan Securities, Inc.	04/23/20 - 04/27/20	3		30,029	—	30,029
General Electric Co.(a)	1.390	JPMorgan Securities, Inc.	02/07/20	18		(18,178)	—	(18,178)
Gentex Corp.(a)	2.300	JPMorgan Securities, Inc.	04/27/20	2		(565)	—	(565)
GlaxoSmithKline PLC(a)	1.390	JPMorgan Securities, Inc.	04/14/20	9		362	—	362
Glencore PLC(a)	1.390	JPMorgan Securities, Inc.	02/10/20	49		(3,251)	—	(3,251)
Globus Med, Inc. Class A(a)	2.297	JPMorgan Securities, Inc.	04/09/20	7		3,384	—	3,384
GMO Payment Gateway, Inc.(a)	(1.060)	JPMorgan Securities, Inc.	01/14/20 - 01/16/20	6		(21,970)	—	(21,970)
GN Store Nord A/S(a)	2.297	JPMorgan Securities, Inc.	10/31/18 - 10/31/19	17		19,873	—	19,873
Golar Lng Ltd.(a)	0.895	JPMorgan Securities, Inc.	01/08/20 - 04/27/20	5		(398)	—	(398)
Golar LNG Ltd.(a)	0.895	JPMorgan Securities, Inc.	01/08/20 - 04/27/20	162		(67,874)	—	(67,874)
Graco, Inc.(a)	2.297	JPMorgan Securities, Inc.	08/02/19 - 01/02/20	5		(10,805)	—	(10,805)
Great West Lifeco, Inc.(a)	2.347	JPMorgan Securities, Inc.	02/07/20	5		2,995	—	2,995

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
GrubHub, Inc.(a)	0.990%	JPMorgan Securities, Inc.	03/16/20 - 03/27/20	$4		$(2,853)	$—	$(2,853)
Gttmunications, Inc.(a)	1.390	JPMorgan Securities, Inc.	04/23/20	36		21,533	—	21,533
Guidewire Software, Inc.(a)	1.390	JPMorgan Securities, Inc.	12/16/19 - 04/09/20	6		(6,842)	—	(6,842)
GVC Holdings PLC(a)	0.590	JPMorgan Securities, Inc.	04/14/20	38		30,849	—	30,849
Haemonetics Corp.(a)	2.297	JPMorgan Securities, Inc.	12/02/19 - 01/21/20	40		45,917	—	45,917
Haitong International Securities Group Ltd.(a)	2.297	JPMorgan Securities, Inc.	11/12/19	10		1,327	—	1,327
Halma PLC(a)	1.390	JPMorgan Securities, Inc.	01/09/20 - 03/09/20	2		4,975	—	4,975
Hanesbrands, Inc.(a)	1.390	JPMorgan Securities, Inc.	02/24/20	104		2,403	—	2,403
Hargreaves Lansdown PLC(a)	1.390	JPMorgan Securities, Inc.	02/03/20	5		(8,633)	—	(8,633)
Harley-Davidson, Inc.(a)	1.390	JPMorgan Securities, Inc.	02/24/20	5		10,360	—	10,360
Harvey Norman Holdings Ltd(a)	0.440	JPMorgan Securities, Inc.	03/09/20	1		(4,893)	—	(4,893)
Haseko Corp.(a)	2.247	JPMorgan Securities, Inc.	06/28/19 - 07/24/19	6		21,127	—	21,127
HCA Healthcare, Inc.(a)	2.297	JPMorgan Securities, Inc.	09/09/19 - 10/17/19	3		(3,372)	—	(3,372)
HCA Holdings, Inc.(a)	2.297	JPMorgan Securities, Inc.	09/09/19 - 10/17/19	2		(6,639)	—	(6,639)
HD Supply Holdings, Inc.(a)	2.297	JPMorgan Securities, Inc.	04/13/20	4		626	—	626
Health and Happiness H&H International Holdings Ltd.(a)	2.297	JPMorgan Securities, Inc.	01/22/20	3		(4,699)	—	(4,699)
Health Care Select Sector SPDR Fund(a)	1M USD LIBOR	JPMorgan Securities, Inc.	11/23/18	672		32,887	—	32,887
Hella Gmbh & Co. Kgaa Hueck Co.(a)	2.297	JPMorgan Securities, Inc.	03/30/20	4		(6,217)	—	(6,217)
Hera SpA(a)	2.297	JPMorgan Securities, Inc.	10/18/19 - 11/12/19	6		3,111	—	3,111
Herbalife Ltd(a)	2.300	JPMorgan Securities, Inc.	04/27/20	1		1,993	—	1,993
Hikari Tsushin Inc(a)	1.390	JPMorgan Securities, Inc.	04/13/20	14		385	—	385
Hilton Grand Vacations, Inc.(a)	2.297	JPMorgan Securities, Inc.	02/10/20	26		(5,529)	—	(5,529)
HollyFrontier Corp.(a)	2.297	JPMorgan Securities, Inc.	03/27/20	2		43,731	—	43,731
Hong Kong & China Gas Co. Ltd.(a)	2.297	JPMorgan Securities, Inc.	10/18/19 - 02/24/20	128		3,389	—	3,389
Howden Joinery Group PLC(a)	2.272	JPMorgan Securities, Inc.	03/30/20	6		(5,093)	—	(5,093)
HSBC Holdings PLC(a)	1.190	JPMorgan Securities, Inc.	02/03/20	4		(2,005)	—	(2,005)
Huhtamaki Oyj(a)	1.190	JPMorgan Securities, Inc.	02/03/20 - 04/24/20	195		13,252	—	13,252
Humana Inc(a)	2.297	JPMorgan Securities, Inc.	01/06/20	1		7,564	—	7,564
Huntington Ingalls Industries Inc(a)	2.297	JPMorgan Securities, Inc.	02/24/20 - 03/16/20	—	*	(19,503)	—	(19,503)
Husky Energy, Inc.(a)	2.347	JPMorgan Securities, Inc.	11/19/18 - 12/02/19	26		(51,744)	—	(51,744)
IAC/InterActive Corp.(a)	2.297	JPMorgan Securities, Inc.	08/02/19 - 10/11/19	2		21,483	—	21,483
Iberdrola SA(a)	2.297	JPMorgan Securities, Inc.	12/04/19 - 02/07/20	34		5,646	—	5,646

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
iBoxx USD Liquid High Yield Index(b)	3M USD LIBOR	JPMorgan Securities, Inc.	06/20/18	$5,718		$(16,721)	$—	$(16,721)
IHS Markit Ltd.(a)	1.390%	JPMorgan Securities, Inc.	04/23/20	2		1,121	—	1,121
II-VI Inc(a)	1.390	JPMorgan Securities, Inc.	12/02/19	6		35,289	—	35,289
Iliad SA(a)	1.340	JPMorgan Securities, Inc.	02/10/20 - 03/30/20	24		3,143	—	3,143
Iluka Resources Ltd.(a)	2.297	JPMorgan Securities, Inc.	03/30/20 - 04/14/20	7		31,255	—	31,255
Inchcape PLC(a)	2.272	JPMorgan Securities, Inc.	03/09/20	3		(187)	—	(187)
Indivior PLC(a)	2.272	JPMorgan Securities, Inc.	09/27/19 - 12/11/19	59		80,538	—	80,538
Industria de Diseno Textil SA(a)	2.297	JPMorgan Securities, Inc.	10/17/19	—	*	127	—	127
Industrial Select Sector SPDR Fund(a)	1M USD LIBOR	JPMorgan Securities, Inc.	11/23/18	835		69,988	—	69,988
Ingenico Group SA(a)	1.340	JPMorgan Securities, Inc.	12/11/19	—	*	1,319	—	1,319
Ingevity Corp.(a)	2.297	JPMorgan Securities, Inc.	11/12/19 - 03/16/20	6		618	—	618
Inmarsat PLC(a)	1.390	JPMorgan Securities, Inc.	04/24/20	10		1,130	—	1,130
Inogen, Inc.(a)	2.298	JPMorgan Securities, Inc.	04/23/20	5		(764)	—	(764)
Insulet Corp.(a)	1.390	JPMorgan Securities, Inc.	02/24/20 - 03/06/20	45		(2,265)	—	(2,265)
Insurance Australia Group Ltd.(a)	1.190	JPMorgan Securities, Inc.	04/14/20	7		(1,849)	—	(1,849)
Integra LifeSciences Holdings Corp.(a)	1.390	JPMorgan Securities, Inc.	11/12/19	21		(76,156)	—	(76,156)
Intel Corp.(a)	1.390	JPMorgan Securities, Inc.	10/10/19 - 10/17/19	5		5,809	—	5,809
International Consolidated Airlines Group SA(a)	2.272	JPMorgan Securities, Inc.	08/02/19 - 10/17/19	28		288	—	288
Interxion Holding NV(a)	1.390	JPMorgan Securities, Inc.	05/10/19 - 10/17/19	13		(27,594)	—	(27,594)
Intuit, Inc.(a)	2.297	JPMorgan Securities, Inc.	03/18/19 - 10/17/19	1		16,935	—	16,935
Ioof Holdings Ltd.(a)	1.190	JPMorgan Securities, Inc.	04/24/20	108		10,980	—	10,980
Iqvia Holdings, Inc.(a)	1.390	JPMorgan Securities, Inc.	02/10/20 - 03/27/20	11		3,412	—	3,412
ISS A/S(a)	2.297	JPMorgan Securities, Inc.	06/29/18 - 12/17/18	10		24,080	—	24,080
Itochu Techno-Solutions Corp(a)	2.247	JPMorgan Securities, Inc.	03/30/20 - 04/13/20	9		2,103	—	2,103
ITV PLC(a)	1.390	JPMorgan Securities, Inc.	09/27/19 - 03/30/20	7		(11,903)	—	(11,903)
Jagged Peak Energy, Inc.(a)	0.790	JPMorgan Securities, Inc.	04/23/20	20		485	—	485
Japan Airlines Co. Ltd.(a)	2.247	JPMorgan Securities, Inc.	02/21/20	7		303	—	303
Japan Airport Terminal Co. Ltd.(a)	2.247	JPMorgan Securities, Inc.	04/13/20	50		618	—	618
Japan Post Bank Co. Ltd.(a)	2.247	JPMorgan Securities, Inc.	11/05/19	19		7,880	—	7,880
Japan Post Holdings Co. Ltd.(a)	2.247	JPMorgan Securities, Inc.	12/05/19 - 02/21/20	12		2,137	—	2,137
Jardine Strategic Holdings Ltd(a)	2.247	JPMorgan Securities, Inc.	04/27/20	2		(714)	—	(714)
Jazz Pharmaceuticals PLC(a)	2.297	JPMorgan Securities, Inc.	12/02/19 - 03/27/20	3		(21,500)	—	(21,500)

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
JD Sports Fashion PLC(a)	2.272%	JPMorgan Securities, Inc.	11/28/18 - 02/20/20	$78	$80,079	$—	$80,079
JetBlue Airways Corp.(a)	2.297	JPMorgan Securities, Inc.	08/02/19	2	(918)	—	(918)
John Bean Technologies Corp.(a)	1.390	JPMorgan Securities, Inc.	01/21/20 - 02/24/20	1	27,884	—	27,884
John Wiley & Sons, Inc. Class A(a)	2.297	JPMorgan Securities, Inc.	07/11/19 - 07/22/19	14	2,631	—	2,631
JTEKT Corp.(a)	2.247	JPMorgan Securities, Inc.	07/17/18 - 08/05/19	5	27,614	—	27,614
Juniper Networks, Inc.(a)	2.297	JPMorgan Securities, Inc.	01/23/20 - 04/09/20	2	(2,403)	—	(2,403)
K&S AG(a)	(0.810)	JPMorgan Securities, Inc.	01/22/20	137	(1,060)	—	(1,060)
K’s Holdings Corp.(a)	2.247	JPMorgan Securities, Inc.	12/18/19 - 04/02/20	4	1,698	—	1,698
Kakaku.com, Inc.(a)	2.247	JPMorgan Securities, Inc.	10/21/19 - 12/24/19	18	40,921	—	40,921
Kansai Paint Co. Ltd.(a)	1.290	JPMorgan Securities, Inc.	12/05/19 - 04/13/20	13	2,246	—	2,246
Keihan Holdings Co. Ltd.(a)	1.290	JPMorgan Securities, Inc.	10/02/19	7	(16,590)	—	(16,590)
Keikyu Corp.(a)	1.290	JPMorgan Securities, Inc.	10/02/19 - 01/14/20	70	(17,957)	—	(17,957)
Keyera Corp.(a)	1.030	JPMorgan Securities, Inc.	08/07/18 - 12/16/19	1	11,995	—	11,995
Kinder Morgan, Inc.(a)	2.297	JPMorgan Securities, Inc.	02/24/20 - 04/09/20	7	13,815	—	13,815
Kindred Group PLC(a)	2.297	JPMorgan Securities, Inc.	12/04/19 - 04/24/20	2	(44,497)	—	(44,497)
Kohl’s Corp.(a)	2.297	JPMorgan Securities, Inc.	03/27/20	59	(6,018)	—	(6,018)
Komatsu Ltd.(a)	1.290	JPMorgan Securities, Inc.	03/09/20	8	(7,839)	—	(7,839)
Konami Holdings Corp.(a)	2.247	JPMorgan Securities, Inc.	07/02/18 - 05/01/19	17	(6,098)	—	(6,098)
Koninklijke Boskalis Westms(a)	1.340	JPMorgan Securities, Inc.	04/14/20	48	(863)	—	(863)
Koninklijke Philips NV(a)	2.297	JPMorgan Securities, Inc.	04/14/20 - 04/24/20	21	12,445	—	12,445
Kronos Worldwide, Inc.(a)	2.297	JPMorgan Securities, Inc.	11/12/19 - 01/31/20	3	(3,115)	—	(3,115)
Lazard Ltd. Class A(a)	2.297	JPMorgan Securities, Inc.	11/13/18	2	28,275	—	28,275
LendingTree, Inc.(a)	0.990	JPMorgan Securities, Inc.	01/21/20 - 02/24/20	5	98,290	—	98,290
Lenzing AG(a)	2.297	JPMorgan Securities, Inc.	05/23/19 - 09/27/19	2	730	—	730
Li & Fung Ltd.(a)	2.297	JPMorgan Securities, Inc.	02/10/20	3	806	—	806
Liberty Broadband Corp.(a)	1.390	JPMorgan Securities, Inc.	10/31/19 - 04/27/20	55	72,892	—	72,892
Liberty Expedia Holdings, Inc. Class A(a)	2.298	JPMorgan Securities, Inc.	04/23/20	5	1,488	—	1,488
Liberty Latin America Ltd.(a)	2.297	JPMorgan Securities, Inc.	09/09/19 - 11/12/19	3	(8,287)	—	(8,287)
Liberty Media Corp-Liberty Formula One(a)	0.405	JPMorgan Securities, Inc.	06/05/19	6	(585)	—	(585)
Linamar Corp.(a)	2.347	JPMorgan Securities, Inc.	07/22/19 - 09/09/19	4	(17,505)	—	(17,505)
Lincoln National Corp.(a)	2.297	JPMorgan Securities, Inc.	01/21/20	1	11,659	—	11,659
LINE Corp.(a)	(0.060)	JPMorgan Securities, Inc.	02/26/20 - 03/30/20	4	8,564	—	8,564

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Live Nation Entertainment, Inc.(a)	2.297%	JPMorgan Securities, Inc.	06/05/19 - 01/23/20	$23		$22,946	$—	$22,946
Loblaw Cos. Ltd.(a)	2.347	JPMorgan Securities, Inc.	02/20/20	1		325	—	325
Lockheed Martin Corp(a)	2.297	JPMorgan Securities, Inc.	02/07/20	—	*	(1,968)	—	(1,968)
Logitech International SA Class A(a)	2.297	JPMorgan Securities, Inc.	08/09/18 - 10/09/18	7		1,069	—	1,069
Loomis AB Class B(a)	2.297	JPMorgan Securities, Inc.	11/22/19 - 12/04/19	6		(1,049)	—	(1,049)
Louisiana-Pacific Corp.(a)	2.297	JPMorgan Securities, Inc.	02/19/19 - 03/27/20	20		(42,393)	—	(42,393)
Lumentum Holdings, Inc.(a)	1.390	JPMorgan Securities, Inc.	06/10/19 - 12/02/19	5		168,136	—	168,136
Lundin Mining Corp.(a)	2.347	JPMorgan Securities, Inc.	01/27/20 - 03/06/20	44		27,287	—	27,287
M3, Inc.(a)	1.290	JPMorgan Securities, Inc.	02/26/20	21		16,694	—	16,694
MACOM Technology Solutions Holdings, Inc.(a)	1.390	JPMorgan Securities, Inc.	03/04/19 - 06/17/19	24		64,771	—	64,771
Macquarie Atlas Roads Group(a)	1.190	JPMorgan Securities, Inc.	03/30/20	7		(35,140)	—	(35,140)
Macquarie Infrastructure Corp.(a)	1.390	JPMorgan Securities, Inc.	03/06/20	—	*	1,713	—	1,713
Macy’s Inc(a)	2.297	JPMorgan Securities, Inc.	12/16/19 - 03/06/20	8		30,809	—	30,809
Mallinckrodt PLC(a)	2.297	JPMorgan Securities, Inc.	04/11/19 - 10/17/19	10		(9,415)	—	(9,415)
Manhattan Associates, Inc.(a)	2.297	JPMorgan Securities, Inc.	05/30/19 - 12/16/19	117		19,241	—	19,241
ManpowerGroup, Inc.(a)	2.297	JPMorgan Securities, Inc.	09/04/18 - 04/27/20	7		(61,846)	—	(61,846)
Maple Leaf Foods, Inc.(a)	2.347	JPMorgan Securities, Inc.	03/04/19 - 03/18/19	4		(23,719)	—	(23,719)
Marathon Oil Corp.(a)	2.297	JPMorgan Securities, Inc.	12/19/19 - 01/08/20	4		16,987	—	16,987
Marine Harvest ASA(a)	1.190	JPMorgan Securities, Inc.	04/24/20	2		403	—	403
Marubeni Corp.(a)	2.247	JPMorgan Securities, Inc.	03/30/20	1		3,516	—	3,516
Marui Group Co. Ltd.(a)	1.290	JPMorgan Securities, Inc.	07/02/18 - 11/13/19	3		(14,377)	—	(14,377)
Maruichi Steel Tube Ltd.(a)	1.290	JPMorgan Securities, Inc.	07/02/18 - 01/15/19	113		(55,247)	—	(55,247)
Masimo Corp.(a)	2.297	JPMorgan Securities, Inc.	03/04/19 - 10/17/19	3		44,984	—	44,984
Mattel, Inc.(a)	1.390	JPMorgan Securities, Inc.	02/04/19 - 11/12/19	43		(6,763)	—	(6,763)
MAXIMUS, Inc.(a)	2.297	JPMorgan Securities, Inc.	10/17/19 - 04/09/20	9		(3,019)	—	(3,019)
MDU Resources Group, Inc.(a)	2.297	JPMorgan Securities, Inc.	09/25/19 10/17/19	6		2,887	—	2,887
Mediaset Espana Comunicacion SA(a)	2.297	JPMorgan Securities, Inc.	01/23/19 - 04/24/20	29		2,762	—	2,762
Mediclinic International PLC(a)	0.040	JPMorgan Securities, Inc.	03/16/20 - 04/14/20	11		(53,257)	—	(53,257)

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Medipal Holdings Corp.(a)	2.247%	JPMorgan Securities, Inc.	03/09/20	$2		$3,194	$—	$3,194
Mednax, Inc.(a)	2.297	JPMorgan Securities, Inc.	02/10/20 - 02/24/20	15		(71,852)	—	(71,852)
Melco International Development Ltd.(a)	2.297	JPMorgan Securities, Inc.	10/31/19 - 03/09/20	6		90,878	—	90,878
Melco Resort Entertainment(a)	1.390	JPMorgan Securities, Inc.	04/23/20	18		444	—	444
Melia Hotels International SA(a)	2.297	JPMorgan Securities, Inc.	07/11/19 - 04/24/20	12		14,249	—	14,249
Mellanox Technologies Ltd.(a)	2.298	JPMorgan Securities, Inc.	04/23/20	30		9,470	—	9,470
Melrose Inds PLC(a)	1.390	JPMorgan Securities, Inc.	01/09/20 - 04/30/20	52		(3,046)	—	(3,046)
Melrose Industries PLC(a)	1.390	JPMorgan Securities, Inc.	01/09/20 - 04/30/20	21		(17,453)	—	(17,453)
Merck Kgaa Darmstadt(a)	2.297	JPMorgan Securities, Inc.	04/24/20	7		(468)	—	(468)
Methanex Corp.(a)	2.348	JPMorgan Securities, Inc.	04/23/20	2		(11,001)	—	(11,001)
MetLife, Inc.(a)	2.297	JPMorgan Securities, Inc.	12/13/19 - 02/07/20	6		3,303	—	3,303
Metro Bank PLC(a)	0.190	JPMorgan Securities, Inc.	07/11/19 - 08/27/19	28		56,493	—	56,493
Mettler-Toledo International, Inc.(a)	2.300	JPMorgan Securities, Inc.	04/27/20	—	*	444	—	444
MGM China Holdings Ltd.(a)	0.940	JPMorgan Securities, Inc.	09/11/19 - 10/31/19	6		(52,664)	—	(52,664)
Micro Focus International PLC ADR(a)	1.390	JPMorgan Securities, Inc.	09/26/19 - 10/11/19	4		12,147	—	12,147
Microchip Technology, Inc.(a)	1.390	JPMorgan Securities, Inc.	02/24/20	12		33,816	—	33,816
Microsoft Corp.(a)	1.390	JPMorgan Securities, Inc.	10/10/19 - 10/17/19	2		250	—	250
Minth Group Ltd.(a)	1.190	JPMorgan Securities, Inc.	03/30/20	1		8,858	—	8,858
Mitsubishi Electric Corp.(a)	2.247	JPMorgan Securities, Inc.	01/23/20 - 03/30/20	3		(1,466)	—	(1,466)
Mitsubishi Gas Chemical Co., Inc.(a)	2.247	JPMorgan Securities, Inc.	06/28/19	5		94	—	94
Mitsubishi Materials Corp.(a)	1.390	JPMorgan Securities, Inc.	04/13/20	234		(387)	—	(387)
Mixi, Inc.(a)	2.247	JPMorgan Securities, Inc.	01/11/19 - 01/10/20	9		(17,277)	—	(17,277)
Mizrahi Tefahot Bank Ltd.(a)	2.897	JPMorgan Securities, Inc.	03/09/20	2		(1,463)	—	(1,463)
Moneysupermarket Company Group(a)	2.272	JPMorgan Securities, Inc.	04/24/20	10		(10,419)	—	(10,419)
MonotaRO Co. Ltd.(a)	0.440	JPMorgan Securities, Inc.	07/06/18 - 10/15/19	4		16,815	—	16,815
Moog, Inc. Class A(a)	2.297	JPMorgan Securities, Inc.	10/11/19 - 10/30/19	2		(1,424)	—	(1,424)
Morgan Stanley(a)	1.390	JPMorgan Securities, Inc.	03/27/20 - 04/13/20	2		4,708	—	4,708
Morningstar, Inc.(a)	1.390	JPMorgan Securities, Inc.	01/21/20	10		(53,921)	—	(53,921)
Morphosys AG(a)	(1.060)	JPMorgan Securities, Inc.	01/22/20	13		(5,971)	—	(5,971)
Motorola Solutions, Inc.(a)	2.297	JPMorgan Securities, Inc.	02/07/20	2		4,860	—	4,860

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
MTR Corp. Ltd.(a)	2.297%	JPMorgan Securities, Inc.	02/24/20	$7		$818	$—	$818
Nagacorp Ltd.(a)	2.297	JPMorgan Securities, Inc.	03/09/20 - 03/16/20	2		13,673	—	13,673
National Beverage Corp.(a)	2.297	JPMorgan Securities, Inc.	03/18/19	2		(3,719)	—	(3,719)
National Vision Holdings, Inc.(a)	1.390	JPMorgan Securities, Inc.	04/23/20	8		(18,146)	—	(18,146)
Natixis(a)	1.340	JPMorgan Securities, Inc.	02/20/20	30		670	—	670
Navistar International Corp.(a)	1.390	JPMorgan Securities, Inc.	02/07/20 - 03/27/20	7		18,408	—	18,408
Nektar Therapeutics(a)	1.390	JPMorgan Securities, Inc.	04/11/19 - 10/17/19	2		43,221	—	43,221
Nestle SA(a)	2.297	JPMorgan Securities, Inc.	06/29/18 - 10/17/19	3		574	—	574
NetApp, Inc.(a)	2.297	JPMorgan Securities, Inc.	02/24/20	3		(3,839)	—	(3,839)
Netflix, Inc.(a)	1.390	JPMorgan Securities, Inc.	12/12/18 - 12/13/19	1		(2,537)	—	(2,537)
New Relic, Inc.(a)	2.297	JPMorgan Securities, Inc.	01/21/20 - 03/06/20	1		(35,492)	—	(35,492)
Newell Brands, Inc.(a)	1.390	JPMorgan Securities, Inc.	12/09/19 - 04/27/20	16		(38,101)	—	(38,101)
Newfield Exploration Co.(a)	2.297	JPMorgan Securities, Inc.	11/21/19 - 12/19/19	4		79,052	—	79,052
Nex Group PLC(a)	2.272	JPMorgan Securities, Inc.	10/17/19	16		(10,030)	—	(10,030)
Nifco, Inc.(a)	1.290	JPMorgan Securities, Inc.	07/24/19 - 11/25/19	3		(13,347)	—	(13,347)
Nintendo Co. Ltd.(a)	1.290	JPMorgan Securities, Inc.	08/10/18 - 11/13/19	15		(12,715)	—	(12,715)
Nippon Paint Holdings Co. Ltd.(a)	1.290	JPMorgan Securities, Inc.	08/05/19 - 09/12/19	74		(16,919)	—	(16,919)
Nippon Shinyaku Co Ltd(a)	1.390	JPMorgan Securities, Inc.	04/13/20	14		(16,519)	—	(16,519)
Nissan Chemical Industries Ltd.(a)	1.290	JPMorgan Securities, Inc.	10/22/18 - 05/01/19	12		(3,381)	—	(3,381)
NMC Health PLC(a)	1.390	JPMorgan Securities, Inc.	03/09/20	3		(8,002)	—	(8,002)
Nokian Renkaat Oyj(a)	1.190	JPMorgan Securities, Inc.	04/24/20	16		3,069	—	3,069
Norbord, Inc.(a)	2.347	JPMorgan Securities, Inc.	02/07/20	6		4,703	—	4,703
Norma Group AG Maintal Namen Akt(a)	2.297	JPMorgan Securities, Inc.	04/24/20	55		(7,183)	—	(7,183)
Norsk Hydro ASA(a)	2.297	JPMorgan Securities, Inc.	07/16/18 - 11/13/18	2		(14,701)	—	(14,701)
Northland Power, Inc.(a)	1.390	JPMorgan Securities, Inc.	02/24/20 - 03/27/20	28		(1,601)	—	(1,601)
Novartis AG(a)	1.340	JPMorgan Securities, Inc.	01/09/20 - 03/30/20	8		6,697	—	6,697
Novo Nordisk A/S Class B(a)	2.297	JPMorgan Securities, Inc.	03/30/20	5		(13,171)	—	(13,171)
NTT Data Corp.(a)	2.247	JPMorgan Securities, Inc.	10/21/19	16		7,101	—	7,101
NTT DOCOMO, Inc.(a)	2.247	JPMorgan Securities, Inc.	10/22/18 - 10/21/19	10		4,730	—	4,730
Nu Skin Enterprises, Inc.(a)	2.297	JPMorgan Securities, Inc.	03/06/20 - 03/27/20	3		(22,398)	—	(22,398)
Nufarm Ltd.(a)	2.297	JPMorgan Securities, Inc.	04/24/20	26		9,672	—	9,672
Nutanix, Inc. Class A(a)	1.390	JPMorgan Securities, Inc.	03/27/20 - 04/13/20	3		8,752	—	8,752
NVIDIA Corp.(a)	1.390	JPMorgan Securities, Inc.	05/17/19 - 02/07/20	—	*	4,023	—	4,023
Ocado Group PLC Hatfield(a)	(1.460)	JPMorgan Securities, Inc.	02/24/20	8		(3,840)	—	(3,840)

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
OCI NV(a)	0.790%	JPMorgan Securities, Inc.	10/09/18	$6		$(20,471)	$—	$(20,471)
Oji Holdings Corp.(a)	2.247	JPMorgan Securities, Inc.	03/30/20	3		1,997	—	1,997
Okta, Inc.(a)	1.390	JPMorgan Securities, Inc.	02/20/20 - 04/09/20	29		(16,398)	—	(16,398)
Okta, Inc. Class A(a)	1.390	JPMorgan Securities, Inc.	02/20/20 - 04/09/20	6		(12,641)	—	(12,641)
Ollie’s Bargain Outlet Holdings, Inc.(a)	1.390	JPMorgan Securities, Inc.	01/31/20 - 03/06/20	9		(2,836)	—	(2,836)
Olympus Corp.(a)	2.247	JPMorgan Securities, Inc.	10/21/19 - 12/12/19	2		9,506	—	9,506
OMV AG(a)	2.297	JPMorgan Securities, Inc.	10/31/18 - 03/04/19	—	*	19,060	—	19,060
Onemain Holdings, Inc.(a)	2.297	JPMorgan Securities, Inc.	04/29/19	—	*	4,998	—	4,998
Ono Pharmaceutical Co Ltd(a)	1.390	JPMorgan Securities, Inc.	04/13/20	154		2,076	—	2,076
Origin Energy Ltd.(a)	1.190	JPMorgan Securities, Inc.	01/22/20 - 03/09/20	19		(17,039)	—	(17,039)
Orion Oyj Class B(a)	2.297	JPMorgan Securities, Inc.	10/17/19 - 01/07/20	9		(2,184)	—	(2,184)
Orora Ltd.(a)	2.297	JPMorgan Securities, Inc.	10/31/19 - 11/22/19	—	*	9,360	—	9,360
Osaka Gas Co. Ltd.(a)	2.247	JPMorgan Securities, Inc.	12/12/19 - 01/14/20	8		14,390	—	14,390
Outokumpu OYJ(a)	1.190	JPMorgan Securities, Inc.	04/24/20	5		17,720	—	17,720
Pandora A/S(a)	1.190	JPMorgan Securities, Inc.	06/17/19 - 01/22/20	—	*	4,094	—	4,094
Pandora Media, Inc.(a)	0.415	JPMorgan Securities, Inc.	09/04/18 - 02/04/19	15		(62,663)	—	(62,663)
Parsley Energy, Inc. Class A(a)	1.390	JPMorgan Securities, Inc.	07/02/18 - 10/31/19	16		(50,547)	—	(50,547)
Patterson Cos., Inc.(a)	1.390	JPMorgan Securities, Inc.	04/23/20	1		(1,209)	—	(1,209)
Patterson-UTI Energy, Inc.(a)	1.390	JPMorgan Securities, Inc.	05/17/19 - 03/06/20	22		(62,611)	—	(62,611)
PayPal Holdings, Inc.(a)	1.390	JPMorgan Securities, Inc.	04/13/20	2		6,461	—	6,461
PCCW Ltd.(a)	2.297	JPMorgan Securities, Inc.	12/16/19	50		1,060	—	1,060
Pearson PLC(a)	2.272	JPMorgan Securities, Inc.	03/09/20 - 03/30/20	1		29,085	—	29,085
Pegasystems, Inc.(a)	2.297	JPMorgan Securities, Inc.	02/10/20	13		(10,101)	—	(10,101)
Pennon Group PLC(a)	1.390	JPMorgan Securities, Inc.	02/24/20	3		(1,878)	—	(1,878)
Penumbra, Inc.(a)	1.030	JPMorgan Securities, Inc.	06/28/19 - 01/06/20	93		(1,193)	—	(1,193)
PeptiDream, Inc.(a)	(2.060)	JPMorgan Securities, Inc.	11/25/19	6		37,787	—	37,787
Petrofac Ltd.(a)	2.272	JPMorgan Securities, Inc.	04/24/20	—	*	(49)	—	(49)
Peugeot SA(a)	2.297	JPMorgan Securities, Inc.	07/16/18 - 02/10/20	1		(2,483)	—	(2,483)
Phillips 66(a)	2.297	JPMorgan Securities, Inc.	03/27/20	2		20,768	—	20,768
Platinum Asset Management Ltd.(a)	2.297	JPMorgan Securities, Inc.	10/31/19 - 12/04/19	2		(455)	—	(455)
Playtech PLC(a)	1.390	JPMorgan Securities, Inc.	03/09/20 - 04/24/20	3		15,696	—	15,696
PNC Financial Services Group, Inc.(a)	2.297	JPMorgan Securities, Inc.	02/07/20	1		(5,937)	—	(5,937)
Pola Orbis Holdings, Inc.(a)	2.247	JPMorgan Securities, Inc.	02/03/20	—	*	(918)	—	(918)
Power Assets Holdings Ltd.(a)	2.297	JPMorgan Securities, Inc.	11/12/19 - 12/16/19	33		22,097	—	22,097
Power Corp.(a)	2.350	JPMorgan Securities, Inc.	04/27/20	5		2,193	—	2,193
Power Financial Corp.(a)	2.347	JPMorgan Securities, Inc.	02/20/20	1		944	—	944
PrairieSky Royalty Ltd.(a)	1.340	JPMorgan Securities, Inc.	06/29/18 - 07/26/18	164		37,761	—	37,761

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Premier, Inc. Class A(a)	2.297%	JPMorgan Securities, Inc.	02/20/20	$4		$7,919	$—	$7,919
Pricesmart, Inc.(a)	1.390	JPMorgan Securities, Inc.	04/23/20	8		1,477	—	1,477
ProSiebenSat.1 Media SE(a)	2.297	JPMorgan Securities, Inc.	12/16/19	7		(934)	—	(934)
Provident Financial PLC(a)	1.390	JPMorgan Securities, Inc.	06/29/18 - 04/14/20	4		28,627	—	28,627
Prudential Financial(a)	2.297	JPMorgan Securities, Inc.	02/07/20 - 03/27/20	2		3,507	—	3,507
Qantas Airways Ltd.(a)	2.297	JPMorgan Securities, Inc.	06/29/18 - 11/23/18	70		(71,405)	—	(71,405)
QBE Insurance Group Ltd.(a)	1.190	JPMorgan Securities, Inc.	03/09/20	7		(2,161)	—	(2,161)
Qube Holdings Ltd.(a)	0.690	JPMorgan Securities, Inc.	06/28/19 - 09/30/19	21		(10,110)	—	(10,110)
Quebecor Inc(a)	2.347	JPMorgan Securities, Inc.	02/07/20	14		(8,847)	—	(8,847)
Quest Diagnostics, Inc.(a)	2.297	JPMorgan Securities, Inc.	03/05/20	3		3,560	—	3,560
Raiffeisen Bank International AG(a)	2.297	JPMorgan Securities, Inc.	06/29/18 - 04/24/20	1		(1,843)	—	(1,843)
Ralph Lauren Corp. Class A(a)	2.297	JPMorgan Securities, Inc.	10/10/19 - 03/27/20	4		(24,733)	—	(24,733)
Recruit Holdings Co. Ltd.(a)	1.390	JPMorgan Securities, Inc.	04/13/20	3		6,374	—	6,374
Red Hat, Inc.(a)	2.297	JPMorgan Securities, Inc.	03/18/19 - 10/17/19	2		6,121	—	6,121
Reliance Steel & Aluminum Co.(a)	2.297	JPMorgan Securities, Inc.	10/17/19	3		2,720	—	2,720
RELX NV(a)	2.297	JPMorgan Securities, Inc.	04/14/20	—	*	2,176	—	2,176
Renesas Electronics Corp.(a)	1.290	JPMorgan Securities, Inc.	10/21/19	15		(14,866)	—	(14,866)
Rentokil Initial 2005 PLC(a)	2.272	JPMorgan Securities, Inc.	04/24/20	81		6,256	—	6,256
Rheinmetall AG(a)	2.297	JPMorgan Securities, Inc.	06/17/19 - 09/11/19	10		(72,367)	—	(72,367)
Rightmove PLC(a)	2.272	JPMorgan Securities, Inc.	03/30/20 - 04/24/20	9		1,134	—	1,134
Rio Tinto Ltd.(a)	1.190	JPMorgan Securities, Inc.	03/30/20	1		(432)	—	(432)
Rio Tinto PLC(a)	1.390	JPMorgan Securities, Inc.	03/06/20 - 03/16/20	5		(4,522)	—	(4,522)
Ritchie Bros Auctioneers, Inc.(a)	1.390	JPMorgan Securities, Inc.	06/29/18 - 08/17/18	69		8,461	—	8,461
Robert Half International, Inc.(a)	2.297	JPMorgan Securities, Inc.	12/24/18 - 10/17/19	5		8,160	—	8,160
Roku, Inc. Class A(a)	(1.410)	JPMorgan Securities, Inc.	04/23/20	5		2,298	—	2,298
Rolls Royce Holdings PLC(a)	2.272	JPMorgan Securities, Inc.	07/02/18	2,215		3,050	—	3,050
Rolls-Royce Holdings PLC(a)	2.272	JPMorgan Securities, Inc.	04/14/20	31		(30,673)	—	(30,673)
Ross Stores, Inc.(a)	2.297	JPMorgan Securities, Inc.	06/10/19 - 10/17/19	3		8,928	—	8,928
Royal Bank of Canada(a)	2.347	JPMorgan Securities, Inc.	02/07/20	4		(139)	—	(139)
Royal Dutch Shell PLC(a)	1.340	JPMorgan Securities, Inc.	04/24/20	48		392	—	392
Royal Mail PLC(a)	2.272	JPMorgan Securities, Inc.	03/30/20	3		(1,487)	—	(1,487)
RPC Group PLC(a)	1.390	JPMorgan Securities, Inc.	02/24/20 - 03/30/20	3		10,786	—	10,786
SAF Magellan AD(a)	1M USD LIBOR	JPMorgan Securities, Inc.	05/10/20	7		(5,787)	—	(5,787)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Saga PLC(a)	1.390%	JPMorgan Securities, Inc.	04/24/20	$10		$(1,005)	$—	$(1,005)
Sage Group PLC(a)	1.390	JPMorgan Securities, Inc.	03/30/20	8		40,438	—	40,438
Sage Therapeutics, Inc.(a)	1.390	JPMorgan Securities, Inc.	12/02/19	2		40,987	—	40,987
Saipem Spa San Donato Milane Ord(a)	2.297	JPMorgan Securities, Inc.	03/30/20	15		(3,385)	—	(3,385)
Sanderson Farms, Inc.(a)	2.297	JPMorgan Securities, Inc.	08/14/19 - 01/06/20	2		671	—	671
Sarepta Therapeutics, Inc.(a)	1.030	JPMorgan Securities, Inc.	10/10/19 - 12/13/19	3		21,483	—	21,483
Sartorius AG(a)	1.340	JPMorgan Securities, Inc.	05/23/19 - 12/16/19	20		(3,646)	—	(3,646)
SBI Holdings, Inc.(a)	2.247	JPMorgan Securities, Inc.	02/13/20	—	*	15,200	—	15,200
SBM Offshore NV(a)	2.297	JPMorgan Securities, Inc.	02/10/20	12		1,131	—	1,131
Schibsted ASA(a)	1.190	JPMorgan Securities, Inc.	08/14/19 - 03/30/20	298		(18,046)	—	(18,046)
Schwab Charles Corp.(a)	1.390	JPMorgan Securities, Inc.	03/27/20	14		(22,086)	—	(22,086)
Sea Ltd. ADR(a)	1.390	JPMorgan Securities, Inc.	01/21/20 - 03/06/20	42		(399)	—	(399)
SEB SA(a)	1.340	JPMorgan Securities, Inc.	03/04/19 - 03/29/19	11		6,528	—	6,528
SEEK Ltd.(a)	1.190	JPMorgan Securities, Inc.	09/30/19 - 04/14/20	10		(10,841)	—	(10,841)
Sega Sammy Holdings, Inc.(a)	2.247	JPMorgan Securities, Inc.	08/16/19 - 02/03/20	17		32,239	—	32,239
Seibu Holdings, Inc.(a)	1.290	JPMorgan Securities, Inc.	08/08/18 - 03/18/19	5		(8,690)	—	(8,690)
Seino Holdings Co. Ltd.(a)	2.247	JPMorgan Securities, Inc.	02/13/20 - 03/30/20	3		7,996	—	7,996
Select Med Holdings Corp.(a)	2.298	JPMorgan Securities, Inc.	04/23/20	18		(2,971)	—	(2,971)
Sempra Energy(a)	1.390	JPMorgan Securities, Inc.	03/27/20	64		(4,545)	—	(4,545)
SES SA(a)	1.340	JPMorgan Securities, Inc.	11/22/19	2		(91,485)	—	(91,485)
Seven & i Holdings Co. Ltd.(a)	2.247	JPMorgan Securities, Inc.	10/21/19	6		3,312	—	3,312
Seven Bank Ltd.(a)	1.290	JPMorgan Securities, Inc.	07/02/18 - 03/18/19	1		(10,273)	—	(10,273)
Seven Generations Energy Ltd. Class A(a)	2.347	JPMorgan Securities, Inc.	03/27/20	18		19,847	—	19,847
Seven Group Holdings(a)	0.190	JPMorgan Securities, Inc.	04/14/20	159		(2,111)	—	(2,111)
SG Holdings Co. Ltd.(a)	2.247	JPMorgan Securities, Inc.	03/19/20	—	*	4,819	—	4,819
Shaw Communications, Inc. Class B(a)	2.347	JPMorgan Securities, Inc.	05/06/19 - 12/02/19	11		(3,278)	—	(3,278)
Shopify, Inc. Class A(a)	1.390	JPMorgan Securities, Inc.	02/04/19 - 01/06/20	5		(94,791)	—	(94,791)
Signet Jewelers Ltd.(a)	2.298	JPMorgan Securities, Inc.	12/02/19 - 04/23/20	9		7,695	—	7,695
Siltronic AG(a)	2.297	JPMorgan Securities, Inc.	10/15/19 - 01/22/20	2		(50,094)	—	(50,094)
Singapore Airlines Ltd.(a)	1.190	JPMorgan Securities, Inc.	08/05/19 - 04/13/20	4		13,388	—	13,388
Singapore Exchange Ltd(a)	2.247	JPMorgan Securities, Inc.	04/13/20 - 04/27/20	—	*	3,229	—	3,229

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Singapore Telecommunications Ltd.(a)	2.247%	JPMorgan Securities, Inc.	06/19/19	$8		$444	$—	$444
Skanska AB Class B(a)	1.190	JPMorgan Securities, Inc.	08/02/19 - 08/14/19	1		(43,551)	—	(43,551)
Snap, Inc.(a)	0.510	JPMorgan Securities, Inc.	08/14/19 - 02/07/20	14		8,122	—	8,122
Snap, Inc. Class A(a)	0.510	JPMorgan Securities, Inc.	08/14/19 - 02/07/20	7		17,976	—	17,976
SoftBank Group Corp.(a)	1.290	JPMorgan Securities, Inc.	12/16/19	1		(4,268)	—	(4,268)
Sohgo Security Services Co. Ltd.(a)	1.290	JPMorgan Securities, Inc.	10/11/18 - 03/09/20	29		(8,555)	—	(8,555)
Sony Financial Holdings, Inc.(a)	1.390	JPMorgan Securities, Inc.	04/13/20	5		115	—	115
South32 Ltd.(a)	2.297	JPMorgan Securities, Inc.	06/29/18 - 10/18/19	17		29,453	—	29,453
Spark New Zealand Ltd.(a)	2.397	JPMorgan Securities, Inc.	01/08/20 - 01/24/20	111		(7,390)	—	(7,390)
SPDR S&P 500 ETF(a)	1M USD LIBOR	JPMorgan Securities, Inc.	11/23/18	4,661		232,590	—	232,590
Square Enix Holdings Co. Ltd.(a)	2.247	JPMorgan Securities, Inc.	03/29/19 - 03/30/20	8		(2,159)	—	(2,159)
Square, Inc. Class A(a)	1.390	JPMorgan Securities, Inc.	10/17/19 - 12/16/19	12		39,923	—	39,923
SSAB AB Class B(a)	2.297	JPMorgan Securities, Inc.	03/30/20	45		103	—	103
SSE PLC(a)	2.272	JPMorgan Securities, Inc.	05/30/19 - 12/16/19	4		2,452	—	2,452
SSP Group PLC(a)	2.272	JPMorgan Securities, Inc.	11/12/19 - 04/16/20	1		(5,104)	—	(5,104)
Starbucks Corp.(a)	2.297	JPMorgan Securities, Inc.	04/09/20	18		(10,784)	—	(10,784)
Start Today Co. Ltd.(a)	2.247	JPMorgan Securities, Inc.	05/01/19 - 07/12/19	49		2,859	—	2,859
Stericycle, Inc.(a)	1.145	JPMorgan Securities, Inc.	01/08/20 - 01/21/20	2,215		555	—	555
STERIS PLC(a)	1.390	JPMorgan Securities, Inc.	04/23/20	31		4,310	—	4,310
Sterling Bancorp(a)	1.390	JPMorgan Securities, Inc.	03/06/20 - 04/27/20	15		(22,684)	—	(22,684)
Stifel Financial Corp.(a)	2.297	JPMorgan Securities, Inc.	12/16/19	3		(270)	—	(270)
STMicroelectronics NV(a)	2.297	JPMorgan Securities, Inc.	06/29/18 - 07/26/18	5		(25,112)	—	(25,112)
Subsea 7 SA(a)	2.297	JPMorgan Securities, Inc.	07/16/18 - 08/26/19	6		5,683	—	5,683
Suez SA(a)	1.340	JPMorgan Securities, Inc.	04/24/20	6		309	—	309
Sumco Corp.(a)	1.290	JPMorgan Securities, Inc.	11/09/18 - 08/16/19	34		582	—	582
Sumitomo Heavy Industries Ltd(a)	2.247	JPMorgan Securities, Inc.	12/12/19 - 03/19/20	3		3,226	—	3,226
Sumitomo Metal Mining Co. Ltd.(a)	1.290	JPMorgan Securities, Inc.	10/15/19 - 03/09/20	9		(17,941)	—	(17,941)
Suzuken Co. Ltd.(a)	2.247	JPMorgan Securities, Inc.	07/02/18 - 10/21/19	9		39,373	—	39,373
Swisscom AG(a)	2.297	JPMorgan Securities, Inc.	03/15/19 - 10/17/19	1		7,111	—	7,111
Switch, Inc. Class A(a)	0.890	JPMorgan Securities, Inc.	02/10/20 - 03/06/20	8		(644)	—	(644)
Synopsys, Inc.(a)	2.297	JPMorgan Securities, Inc.	02/07/20	—	*	166	—	166
Syntel, Inc.(a)	2.298	JPMorgan Securities, Inc.	04/23/20 - 04/24/20	3		25,988	—	25,988
Tableau Software, Inc. Class A(a)	1.390	JPMorgan Securities, Inc.	03/06/20 - 03/27/20	2		(11,786)	—	(11,786)
Taisei Corp.(a)	2.247	JPMorgan Securities, Inc.	10/21/19 - 04/13/20	7		19,629	—	19,629
Take-Two Interactive Software, Inc.(a)	1.390	JPMorgan Securities, Inc.	04/09/20	5		(2,328)	—	(2,328)

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Takeda Pharmaceutical Co. Ltd.(a)	1.290%	JPMorgan Securities, Inc.	01/23/20 - 02/03/20	$6	$3,276	$—	$3,276
Taro Pharmaceutical Industries Ltd.(a)	2.297	JPMorgan Securities, Inc.	12/12/18 - 10/17/19	3	10,537	—	10,537
Tate & Lyle PLC(a)	2.272	JPMorgan Securities, Inc.	03/06/20 - 03/30/20	23	(10,536)	—	(10,536)
Taylor Morrison Home Corp. Class A(a)	2.297	JPMorgan Securities, Inc.	01/08/20	2	3,407	—	3,407
TCF Financial Corp.(a)	2.297	JPMorgan Securities, Inc.	11/12/19 - 04/27/20	10	20,062	—	20,062
Tech Data Corp.(a)	2.297	JPMorgan Securities, Inc.	12/17/18 - 12/24/18	3	(36,070)	—	(36,070)
Technology Select Sector SPDR Fund(a)	1M USD LIBOR	JPMorgan Securities, Inc.	11/23/18	4,321	222,577	56,256	166,321
Teladoc, Inc.(a)	0.590	JPMorgan Securities, Inc.	04/23/20	7	(2,286)	—	(2,286)
Tele2 AB(a)	1.190	JPMorgan Securities, Inc.	02/24/20	32	(4,281)	—	(4,281)
Telefonaktiebolaget LM Ericsson Class B(a)	1.190	JPMorgan Securities, Inc.	02/03/20 - 03/09/20	16	(31,581)	—	(31,581)
Telenor ASA(a)	2.297	JPMorgan Securities, Inc.	03/15/19 - 10/17/19	12	(3,089)	—	(3,089)
Telephone & Data Systems, Inc.(a)	2.297	JPMorgan Securities, Inc.	06/05/19 - 12/09/19	18	(25,119)	—	(25,119)
Teliapany AB(a)	2.297	JPMorgan Securities, Inc.	02/10/20	30	17,122	—	17,122
Tempur Sealy International, Inc.(a)	0.905	JPMorgan Securities, Inc.	10/30/19 - 04/23/20	8	(5,940)	—	(5,940)
Tenaris SA(a)	1.390	JPMorgan Securities, Inc.	09/25/19 - 10/17/19	7	(900)	—	(900)
Tenet Healthcare Corp.(a)	2.298	JPMorgan Securities, Inc.	04/23/20	52	(5,439)	—	(5,439)
Teradata Corp.(a)	2.297	JPMorgan Securities, Inc.	06/29/18 - 11/07/18	7	2,767	—	2,767
Tesla Motors, Inc.(a)	(2.310)	JPMorgan Securities, Inc.	02/19/19 - 01/08/20	7	358	—	358
Tesla, Inc.(a)	(2.310)	JPMorgan Securities, Inc.	02/19/19 - 01/08/20	1	(457)	—	(457)
Teva Pharmaceutical Industries Ltd. ADR(a)	1.390	JPMorgan Securities, Inc.	03/27/20	3	4,551	—	4,551
Texas PAC Ltd.(a)	1.390	JPMorgan Securities, Inc.	02/24/20	21	(7,533)	—	(7,533)
Texas Roadhouse Inc(a)	2.297	JPMorgan Securities, Inc.	04/09/20	2	19,353	—	19,353
The Bank of Kyoto Ltd.(a)	2.247	JPMorgan Securities, Inc.	05/01/19 - 07/24/19	7	29,968	—	29,968
The Home Depot, Inc.(a)	2.297	JPMorgan Securities, Inc.	03/18/19 - 10/17/19	2	16,911	—	16,911
The Interpublic Group of Cos., Inc.(a)	2.297	JPMorgan Securities, Inc.	02/24/20 - 04/27/20	23	1,094	—	1,094
The Medicines Co.(a)	1.390	JPMorgan Securities, Inc.	05/10/19 - 05/23/19	7	8,454	—	8,454
The Middleby Corp.(a)	1.390	JPMorgan Securities, Inc.	06/29/18 - 03/06/20	12	(13,893)	—	(13,893)
The Procter & Gamble Co.(a)	2.297	JPMorgan Securities, Inc.	02/07/20	4	(17,022)	—	(17,022)
The TJX Cos., Inc.(a)	2.297	JPMorgan Securities, Inc.	06/10/19 - 10/17/19	3	7,129	—	7,129

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
The Toronto-Dominion Bank(a)	2.347%	JPMorgan Securities, Inc.	01/23/20	$5		$4,499	$—	$4,499
The Trade Desk, Inc. Class A(a)	0.290	JPMorgan Securities, Inc.	04/23/20	235		7,377	—	7,377
The Walt Disney Co.(a)	2.297	JPMorgan Securities, Inc.	03/18/19 - 06/28/19	1		(165)	—	(165)
The Weir Group PLC(a)	1.390	JPMorgan Securities, Inc.	04/30/20	5		3,920	—	3,920
The Wendy’s Co.(a)	1.390	JPMorgan Securities, Inc.	12/02/19	5		23,302	—	23,302
Thermo Fisher Scientific, Inc.(a)	1.390	JPMorgan Securities, Inc.	03/27/20	1		3,684	—	3,684
Thor Industries, Inc.(a)	2.297	JPMorgan Securities, Inc.	09/09/19 - 03/27/20	3		(16,472)	—	(16,472)
TIS, Inc.(a)	2.247	JPMorgan Securities, Inc.	01/14/20 - 03/30/20	2		8,769	—	8,769
Toho Co. Ltd.(a)	1.390	JPMorgan Securities, Inc.	10/21/19 - 04/13/20	6		575	—	575
Tokai Carbon Co. Ltd.(a)	1.290	JPMorgan Securities, Inc.	02/21/20	14		3,397	—	3,397
Tokyo Electric Power Co. Holdings, Inc.(a)	2.247	JPMorgan Securities, Inc.	07/02/18 - 07/27/18	30		78,535	—	78,535
Tokyo Gas Co. Ltd.(a)	2.247	JPMorgan Securities, Inc.	10/02/19 - 12/18/19	7		11,586	—	11,586
Toppan Printing Ltd.(a)	1.390	JPMorgan Securities, Inc.	04/13/20	9		(1,683)	—	(1,683)
Tosoh Corp.(a)	2.247	JPMorgan Securities, Inc.	05/24/19 - 06/19/19	2		(3,104)	—	(3,104)
Tower Semiconductor Ltd.(a)	2.297	JPMorgan Securities, Inc.	10/11/19 - 10/30/19	1		(61,933)	—	(61,933)
Toyo Seikan Group(a)	1.390	JPMorgan Securities, Inc.	03/30/20	56		(15,514)	—	(15,514)
Toyoda Boshoku Cirp(a)	2.247	JPMorgan Securities, Inc.	03/30/20 - 04/13/20	6		(8,687)	—	(8,687)
Toyota Industries Corp.(a)	1.290	JPMorgan Securities, Inc.	07/12/19 - 10/21/19	4		(6,819)	—	(6,819)
TPG Telecom Ltd.(a)	1.190	JPMorgan Securities, Inc.	06/29/18 - 08/02/19	6		(1,764)	—	(1,764)
Travelport Worldwide Ltd.(a)	2.298	JPMorgan Securities, Inc.	04/23/20	1		(5,050)	—	(5,050)
Treasury Wine Estates Ltd.(a)	1.190	JPMorgan Securities, Inc.	04/14/20	3		(15,205)	—	(15,205)
Trex Co., Inc.(a)	2.297	JPMorgan Securities, Inc.	11/12/19 - 02/10/20	3		(35,038)	—	(35,038)
TriNet Group, Inc.(a)	2.297	JPMorgan Securities, Inc.	12/09/19 - 03/27/20	—	*	13,315	—	13,315
Trinseo SA(a)	2.297	JPMorgan Securities, Inc.	03/27/20 - 04/09/20	6		(6,167)	—	(6,167)
Triton International Ltd. Class A(a)	1.390	JPMorgan Securities, Inc.	11/12/19 - 04/23/20	5		3,539	—	3,539
Trivago NV Class A(a)	(0.310)	JPMorgan Securities, Inc.	04/23/20	27		84,820	—	84,820
Tryg A/S(a)	1.190	JPMorgan Securities, Inc.	02/03/20 - 04/24/20	39		(9,817)	—	(9,817)
TS Tech Co. Ltd.(a)	2.247	JPMorgan Securities, Inc.	01/23/20	13		3,652	—	3,652
Twilio, Inc. Class A(a)	1.390	JPMorgan Securities, Inc.	02/24/20 - 03/06/20	4		(26,994)	—	(26,994)
Twitter Inc(a)	1.390	JPMorgan Securities, Inc.	02/07/20 - 02/20/20	7		(9,261)	—	(9,261)
UBS Group AG(a)	1.340	JPMorgan Securities, Inc.	03/06/20	4		2,460	—	2,460
UDG Healthcare PLC(a)	1.390	JPMorgan Securities, Inc.	03/30/20	9		(11,022)	—	(11,022)
Ulvac, Inc.(a)	2.247	JPMorgan Securities, Inc.	01/27/20	1		(3,089)	—	(3,089)

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
UMB Financial Corp.(a)	2.297%	JPMorgan Securities, Inc.	01/31/20 - 03/27/20	$10	$24,528	$—	$24,528
Under Armour, Inc. Class A(a)	(1.810)	JPMorgan Securities, Inc.	03/27/20	11	(12,651)	—	(12,651)
Unicharm Corp.(a)	2.247	JPMorgan Securities, Inc.	05/30/19 - 10/21/19	10	3,797	—	3,797
UniFirst Corp.(a)	2.297	JPMorgan Securities, Inc.	04/09/20	13	710	—	710
United Bankshares, Inc.(a)	1.390	JPMorgan Securities, Inc.	03/06/20 - 03/27/20	1	13,421	—	13,421
United States Cellular Corp.(a)	2.297	JPMorgan Securities, Inc.	12/24/18 - 05/23/19	2	(10,113)	—	(10,113)
United Therapeutics Corp.(a)	2.297	JPMorgan Securities, Inc.	06/29/18 - 10/17/19	2	(1,912)	—	(1,912)
UnitedHealth Group, Inc.(a)	1.390	JPMorgan Securities, Inc.	04/09/20	60	(5,377)	—	(5,377)
Universal Display Corp.(a)	1.390	JPMorgan Securities, Inc.	02/04/19 - 12/16/19	8	93,768	—	93,768
Universal Entertainment Corp.(a)	(0.060)	JPMorgan Securities, Inc.	01/14/20 - 01/27/20	12	(27,255)	—	(27,255)
Urban Outfitters Inc(a)	2.297	JPMorgan Securities, Inc.	03/16/20	2	13,474	—	13,474
US Silica Holdings, Inc.(a)	1.390	JPMorgan Securities, Inc.	11/19/18	6	(15,604)	—	(15,604)
Vallourec SA(a)	(0.260)	JPMorgan Securities, Inc.	01/10/19 - 01/24/20	39	(7,513)	—	(7,513)
Valmet Oyj(a)	2.297	JPMorgan Securities, Inc.	10/31/19 - 01/22/20	6	(36,658)	—	(36,658)
Valvoline, Inc.(a)	1.390	JPMorgan Securities, Inc.	11/21/19 - 12/02/19	25	54,183	—	54,183
Varian Medical Systems, Inc.(a)	2.297	JPMorgan Securities, Inc.	02/20/20	2	(11,625)	—	(11,625)
Veeva Systems, Inc. Class A(a)	2.297	JPMorgan Securities, Inc.	03/06/20 - 03/09/20	15	(21,040)	—	(21,040)
Venator Materials PLC(a)	2.298	JPMorgan Securities, Inc.	04/23/20	1	(3,108)	—	(3,108)
Vermilion Energy Inc(a)	1.390	JPMorgan Securities, Inc.	02/10/20 - 03/06/20	13	9,071	—	9,071
Vestas Wind Systems A/S(a)	2.297	JPMorgan Securities, Inc.	04/24/20	5	(8,597)	—	(8,597)
ViaSat, Inc.(a)	1.390	JPMorgan Securities, Inc.	07/16/18 - 03/29/19	6	(7,508)	—	(7,508)
Virtu Financial, Inc. Class A(a)	1.390	JPMorgan Securities, Inc.	03/05/20 - 03/27/20	6	154	—	154
Vishay Intertechnology, Inc.(a)	2.297	JPMorgan Securities, Inc.	12/16/19 - 01/08/20	2	(24,786)	—	(24,786)
Vistra Energy Corp.(a)	2.297	JPMorgan Securities, Inc.	07/22/19 - 01/21/20	3	45,785	—	45,785
VMware, Inc. Class A(a)	2.297	JPMorgan Securities, Inc.	03/18/19 - 10/17/19	2	19,689	—	19,689
Vodafone Group PLC(a)	1.390	JPMorgan Securities, Inc.	03/30/20 - 04/14/20	6	2,959	—	2,959
Volkswagen AG(a)	1.340	JPMorgan Securities, Inc.	05/17/19 - 10/17/19	1	12,810	—	12,810
Volvo AB Class B(a)	1.190	JPMorgan Securities, Inc.	02/20/20	12	10,862	—	10,862
Voya Financial, Inc.(a)	2.297	JPMorgan Securities, Inc.	06/29/18 - 06/05/19	2	13,127	—	13,127
Vulcan Materials Co.(a)	1.390	JPMorgan Securities, Inc.	08/26/19 - 03/27/20	97	12,975	—	12,975

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Wabtec Corp.(a)	1.390%	JPMorgan Securities, Inc.	03/18/19 - 10/17/19	$11		$(57,955)	$—	$(57,955)
WalMart Stores, Inc.(a)	1M USD LIBOR	JPMorgan Securities, Inc.	11/23/18	826		42,776	—	42,776
Waste Management, Inc.(a)	2.297	JPMorgan Securities, Inc.	10/31/19 - 02/07/20	3		(5,875)	—	(5,875)
Wayfair, Inc.(a)	1.030	JPMorgan Securities, Inc.	11/21/19 - 03/27/20	16		25,555	—	25,555
Wayfair, Inc. Class A(a)	1.030	JPMorgan Securities, Inc.	11/21/19 - 03/27/20	3		16,143	—	16,143
Weatherford International PLC(a)	1.390	JPMorgan Securities, Inc.	07/02/18 - 11/21/19	104		(74,529)	—	(74,529)
Welbilt, Inc.(a)	1.390	JPMorgan Securities, Inc.	12/16/19	7		(1,041)	—	(1,041)
WellCare Health Plans, Inc.(a)	2.297	JPMorgan Securities, Inc.	06/29/18 - 06/17/19	10		39,231	—	39,231
Wendel SA(a)	1.340	JPMorgan Securities, Inc.	04/24/20	18		2,970	—	2,970
WESCO International Inc(a)	2.297	JPMorgan Securities, Inc.	12/16/19 - 01/08/20	5		(32,588)	—	(32,588)
West Fraser Timber Co. Ltd.(a)	2.347	JPMorgan Securities, Inc.	09/09/19 - 10/17/19	4		(15,707)	—	(15,707)
West Pharmaceutical Services Inc(a)	1.390	JPMorgan Securities, Inc.	02/10/20	8		(803)	—	(803)
Wheaton Precious Metals Corp.(a)	1.390	JPMorgan Securities, Inc.	03/06/20	3		2,101	—	2,101
Whitecap Resources Inc(a)	1.190	JPMorgan Securities, Inc.	04/23/20	3		1,064	—	1,064
Whitehaven Coal Ltd.(a)	2.297	JPMorgan Securities, Inc.	10/15/19 - 11/12/19	57		44,580	—	44,580
William Hill PLC(a)	2.272	JPMorgan Securities, Inc.	03/09/20 - 04/24/20	1		(49,464)	—	(49,464)
Williams Cos., Inc.(a)	1.390	JPMorgan Securities, Inc.	04/27/20	6		(1,911)	—	(1,911)
Wix.com Ltd.(a)	2.297	JPMorgan Securities, Inc.	02/24/20 - 03/06/20	5		(15,283)	—	(15,283)
WM Morrison Supermarkets PLC(a)	1.390	JPMorgan Securities, Inc.	04/24/20	8		(1,509)	—	(1,509)
Woodside Pete Ltd.(a)	1.190	JPMorgan Securities, Inc.	04/24/20	—	*	(604)	—	(604)
World Fuel Services Corp.(a)	2.297	JPMorgan Securities, Inc.	06/29/18 - 09/04/18	3		(93,466)	—	(93,466)
Worleyparsons Ltd.(a)	1.190	JPMorgan Securities, Inc.	02/10/20	8		(5,932)	—	(5,932)
WPX Energy, Inc.(a)	1.390	JPMorgan Securities, Inc.	02/07/20	15		(33,950)	—	(33,950)
Wright Medical Group NV(a)	1.390	JPMorgan Securities, Inc.	04/23/20	17		(22)	—	(22)
WW Grainger Inc(a)	2.297	JPMorgan Securities, Inc.	08/28/19 - 10/17/19	1		(2,669)	—	(2,669)
Wynn Resorts Ltd.(a)	2.297	JPMorgan Securities, Inc.	03/16/20	11		(726)	—	(726)
Xero Ltd.(a)	0.690	JPMorgan Securities, Inc.	03/30/20	11		(4,051)	—	(4,051)
Yaskawa Electric Corp.(a)	1.290	JPMorgan Securities, Inc.	02/21/20 -03/30/20	35		35,072	—	35,072
Yue Yuen Industrial Holdings Ltd.(a)	2.297	JPMorgan Securities, Inc.	10/18/19 -04/24/20	3		(14,731)	—	(14,731)
Zebra Technologies Corp. Class A(a)	2.297	JPMorgan Securities, Inc.	03/16/20 -04/23/20	7		(16,086)	—	(16,086)
Zoetis, Inc. Class A(a)	2.300	JPMorgan Securities, Inc.	04/27/20	2		(1,322)	—	(1,322)
Ablynx NV(a)	(0.360)	MS & Co. Int. PLC	01/10/20	15		(14,821)	—	(14,821)
Aduro Biotech, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	—	*	(295)	—	(295)

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Aetna, Inc.(a)	1.700%	MS & Co. Int. PLC	02/03/20	$14		$47,594	$—	$47,594
Affiliated Managers Group, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	92		3,671	—	3,671
Ameriprise Financial, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	92		2,340	—	2,340
Applied Materials(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	8		(61,855)	—	(61,855)
Aramark(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	28		(13,849)	—	(13,849)
Associated Bancorp(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	17		28,774	—	28,774
AT&T, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	9		(26,400)	—	(26,400)
Axcelis Technologies(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	14		(35,181)	—	(35,181)
Bank of New York Mellon Corp.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	39		(1,830)	—	(1,830)
BankUnited, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	11		(4,570)	—	(4,570)
Broadcom Ltd.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1		(12,193)	—	(12,193)
Brookline Bancorp(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	7		1,528	—	1,528
Cerved Information Solutions SpA(a)	1M EUR LIBOR	MS & Co. Int. PLC	05/15/20	28		4,998	—	4,998
CVS Corp.(a)	1.700	MS & Co. Int. PLC	02/03/20	11		(47,645)	—	(47,645)
Darden Restaurants, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,084		(45,848)	—	(45,848)
Domino’s Pizza, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2		17,201	—	17,201
Eaton Vance Corp.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	126		2,240	(491)	2,731
Elisa Oyj(a)	1M EUR LIBOR	MS & Co. Int. PLC	05/15/20	—	*	281	289	(8)
Federated Investors, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	24		3,711	—	3,711
Federated Investors, Inc. Class B(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	124		19,473	(8,295)	27,768
Fidelity Southern(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	4		(2,458)	—	(2,458)
Franklin Resources, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	31		242	—	242
Gemalto NV(a)	(0.360)	MS & Co. Int. PLC	12/20/19	42		(66,882)	—	(66,882)
Hamilton Lane, Inc. Class A(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	29		71,329	(388)	71,717
HRG Group, Inc.(a)	1.700	MS & Co. Int. PLC	02/03/20	123		(566,079)	—	(566,079)
IG Group Holdings PLC(a)	1M GBP LIBOR	MS & Co. Int. PLC	05/15/20	7		970	—	970
IHS Markit Ltd.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	6		1,438	—	1,438
Incyte Corp.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1		(4,707)	—	(4,707)
Informa PLC(a)	0.530	MS & Co. Int. PLC	12/20/19	241		(1,749)	—	(1,749)
Intercontinental Exchange, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	4		(4,149)	—	(4,149)
Invesco Ltd.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	72		4,489	—	4,489
iShares Russell 1000 ETF(a)	1M USD LIBOR	MS & Co. Int. PLC	11/23/18	2,286		(34,309)	—	(34,309)
Jack in the Box, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	12		5,833	—	5,833
Janus Henderson Group(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	31		(165)	—	(165)
KBW Regional Banking Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	3,623		(37,278)	—	(37,278)
KKR & Co. LP(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	9		1,246	—	1,246
KLA-Tencor Corp.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	11		(86,996)	—	(86,996)
LAM Research Corp.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2		(43,244)	—	(43,244)
McDonald’s Corp.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	8		42,860	—	42,860
Melrose Industries PLC(a)	0.530	MS & Co. Int. PLC	12/20/19	31		(38,801)	—	(38,801)
Micron Technology(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	27		(160,397)	—	(160,397)
MSCI Daily TR Gross EMU(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	19		117	—	117

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
MSCI Daily TR World Gross Automobiles USD(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	$425		$(17,122)	$5,461	$(22,583)
MSCI US Diversified Financial Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	47		638	—	638
MSCI USA Growth Net Total Return USD Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2,126		18,119	—	18,119
MSCI USA High Dividend Yield Price Return USD Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	580		10,018	—	10,018
MSCI USA Minimum Volatility Gross Return USD Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	538		7,090	—	7,090
MSCI USA Value Net Total Return USD Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	—	*	(36,594)	—	(36,594)
NASDAQ Biotechnology Total Return Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	116		2,079	—	2,079
Nektar Therapeutic(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2		(22,203)	—	(22,203)
NVIDIA Corp.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1		(5,414)	—	(5,414)
Philadelphia Stock Exchange Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	1,998		137,509	—	137,509
Qualcomm, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2		(6,895)	—	(6,895)
Restaurant Brands, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	3		(1,315)	—	(1,315)
Russell RGUDSRTG(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	8,439		(196,166)	—	(196,166)
S&P 500 Equal Weighted InTc USD Total Return Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	2,515		51,224	—	51,224
S&P 500 Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	125		1,604	—	1,604
S&P 500 Pure Growth Total Return Index(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	3,976		71,836	—	71,836
Samsung Electronics(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	—	*	25,272	—	25,272
Sandy Spring Bancorp(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	10		3,043	—	3,043
Sanne Group PLC(a)	1M GBP LIBOR	MS & Co. Int. PLC	05/15/20	—	*	538	544	(6)
SEI Investments Co.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	145		15,760	—	15,760
SK Hynix, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	7		4,052	—	4,052
Sky PLC(a)	0.530%	MS & Co. Int. PLC	12/20/19	204		88,597	—	88,597
Sonic Corp.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	19		(8,904)	—	(8,904)
Spectrum Brands Holdings, Inc.(a)	1.700	MS & Co. Int. PLC	02/03/20	20		517,498	—	517,498
State Street Corp.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	46		458	—	458
Sysco Corp.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	16		17,469	—	17,469
T. Rowe Price Group, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	131		(6,952)	—	(6,952)
TCF Financial Corp.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	20		38,596	—	38,596
TDC A/S(a)	(0.390)	MS & Co. Int. PLC	02/12/20	87		(16,950)	—	(16,950)
Teradyne, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	27		(319,053)	—	(319,053)
TOPIX Banks Index(b)	1M JPY LIBOR	MS & Co. Int. PLC	12/19/19	1,062		(22,726)	—	(22,726)
UBM PLC(a)	0.530	MS & Co. Int. PLC	12/20/19	223		(30,694)	—	(30,694)
United Financial Bank(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	4		(368)	—	(368)
Verizon Communications, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	16		14,032	—	14,032
Virtu Financial, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	3		(12,636)	—	(12,636)
Wingstop, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	19		(46,797)	—	(46,797)

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
WisdomTree Investments, Inc.(a)	1M USD LIBOR	MS & Co. Int. PLC	05/15/20	$5		$6,865	$—	$6,865
2U, Inc.(a)	1.704%	UBS AG (London)	12/14/18	8		(7,120)	—	(7,120)
Aalberts Industries NV(a)	(0.441)	UBS AG (London)	12/14/18	9		1,837	—	1,837
Acom Co. Ltd.(a)	(0.048)	UBS AG (London)	05/02/19	172		(9,044)	—	(9,044)
Acs Actividades De Construccion Y Servicios SA(a)	(0.441)	UBS AG (London)	12/14/18	17		4,007	—	4,007
Advanced Micro Devices(a)	1.909	UBS AG (London)	12/14/18	17		(2,799)	—	(2,799)
Aegon NV(a)	(0.441)	UBS AG (London)	12/14/18	96		(1,493)	—	(1,493)
Aena Sme SA(a)	(0.441)	UBS AG (London)	05/02/19	3		13,753	—	13,753
Agco Corp.(a)	1.909	UBS AG (London)	12/14/18	10		63	—	63
Agilent Technologies, Inc.(a)	1.909	UBS AG (London)	12/14/18	10		(4,424)	—	(4,424)
Air France – KLM(a)	(0.441)	UBS AG (London)	12/14/18	56		(4,606)	—	(4,606)
Airbus SE(a)	(0.441)	UBS AG (London)	12/14/18	7		(25,668)	—	(25,668)
Airtac International Group(a)	1.909	UBS AG (London)	12/14/18	18		1,506	—	1,506
Aisin SEiki Co. Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	14		1,281	—	1,281
Allergan PLC(a)	1.704	UBS AG (London)	12/14/18	3		23,506	—	23,506
Amerco(a)	1.704	UBS AG (London)	12/14/18	2		6,521	—	6,521
Amern Eagle Outfitters, Inc.(a)	1.909	UBS AG (London)	12/14/18	39		(32,108)	—	(32,108)
Ametek, Inc.(a)	1.909	UBS AG (London)	12/14/18	10		(16,935)	—	(16,935)
Amorepacific Corp.(a)	1.909	UBS AG (London)	12/14/18	2		(55,938)	—	(55,938)
Analog Devices(a)	1.704	UBS AG (London)	12/14/18	8		10,425	—	10,425
Andritz AG(a)	(0.441)	UBS AG (London)	12/14/18	14		(1,922)	—	(1,922)
Anhui Conch Cement Co. Ltd.(a)	1.189	UBS AG (London)	12/14/18	130		57,401	—	57,401
Ap Moeller – Maersk A/S(a)	(0.393)	UBS AG (London)	12/14/18	—	*	(49,412)	—	(49,412)
Aperam SA(a)	(0.441)	UBS AG (London)	12/14/18	10		(981)	—	(981)
Aristocrat Leisure Ltd.(a)	1.895	UBS AG (London)	12/14/18	40		2,423	—	2,423
Ashtead Group PLC(a)	0.474	UBS AG (London)	12/14/18	23		(6,764)	—	(6,764)
Asm Pacific Technology Ltd.(a)	1.189	UBS AG (London)	12/14/18	4		(1,253)	—	(1,253)
Asml Holding NV(a)	(0.441)	UBS AG (London)	12/14/18	2		4,669	—	4,669
Assa ABloy AB(a)	(0.524)	UBS AG (London)	12/14/18	19		(1,308)	—	(1,308)
Astrazeneca PLC(a)	0.474	UBS AG (London)	12/14/18	11		(8,316)	—	(8,316)
Asustek Computer, Inc.(a)	1.909	UBS AG (London)	12/14/18	57		1,311	—	1,311
Atlantia SpA(a)	(0.441)	UBS AG (London)	12/14/18	14		(54)	—	(54)
Atlas Copco AB(a)	(0.524)	UBS AG (London)	12/14/18	15		8,824	—	8,824
Autodesk, Inc.(a)	1.704	UBS AG (London)	12/14/18	5		5,488	—	5,488
Avexis, Inc.(a)	1.704	UBS AG (London)	12/14/18	1		125	—	125
Avis Budget Group, Inc.(a)	1.909	UBS AG (London)	12/14/18	8		6,646	—	6,646
Axfood AB(a)	(0.524)	UBS AG (London)	12/14/18	47		13,056	—	13,056
Babcock International Group(a)	0.474	UBS AG (London)	12/14/18	76		6,399	—	6,399
Ball Corp.(a)	1.704	UBS AG (London)	12/14/18	17		5,948	—	5,948
Barry Callebaut AG(a)	(0.781)	UBS AG (London)	12/14/18	—	*	(7,526)	—	(7,526)
Bayerische Motoren Werke AG(a)	(0.441)	UBS AG (London)	12/14/18	6		(13,529)	—	(13,529)
Becton Dickinson & Co.(a)	1.704	UBS AG (London)	12/14/18	3		35	—	35
Beiersdorf AG(a)	(0.441)	UBS AG (London)	12/14/18	5		7,836	—	7,836

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Benesse Holdings, Inc.(a)	(0.048)%	UBS AG (London)	12/14/18	$12	$(31)	$—	$(31)
Berkeley Group Holdings PLC(a)	0.474	UBS AG (London)	12/14/18	15	8,591	—	8,591
Block H&R, Inc.(a)	1.909	UBS AG (London)	12/14/18	25	(22,544)	—	(22,544)
Bluescope Steel Ltd.(a)	1.895	UBS AG (London)	12/14/18	55	(10,806)	—	(10,806)
Boliden AB(a)	(0.524	UBS AG (London)	12/14/18	11	(620)	—	(620)
Brilliance China Auto(a)	1.189	UBS AG (London)	12/14/18	352	(38,179)	—	(38,179)
Brother Industries Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	22	(24,028)	—	(24,028)
Btg PLC(a)	0.474	UBS AG (London)	12/14/18	23	(6,064)	—	(6,064)
Bucher Industries AG(a)	(0.781)	UBS AG (London)	12/14/18	2	(12,958)	—	(12,958)
Burberry Group PLC(a)	0.474	UBS AG (London)	12/14/18	32	15,771	—	15,771
Burlington Stores, Inc.(a)	1.909	UBS AG (London)	12/14/18	4	357	—	357
Byd Co. Ltd.(a)	1.189	UBS AG (London)	12/14/18	83	30,523	—	30,523
Caesars Entertainment Corp.(a)	1.704	UBS AG (London)	12/14/18	36	1,812	—	1,812
Cantel Medical Corp.(a)	1.909	UBS AG (London)	12/14/18	3	(10,125)	—	(10,125)
Carlsberg A/S(a)	(0.393)	UBS AG (London)	12/14/18	3	(189)	—	(189)
Carmax, Inc.(a)	1.704	UBS AG (London)	12/14/18	10	(4,053)	—	(4,053)
Carrefour SA(a)	(0.441)	UBS AG (London)	12/14/18	37	2,757	—	2,757
Carter’S, Inc.(a)	1.909	UBS AG (London)	12/14/18	6	(36,404)	—	(36,404)
Casino Guichard Perrachon SA(a)	(0.441)	UBS AG (London)	12/14/18	12	(8,374)	—	(8,374)
Caterpillar, Inc.(a)	1.704	UBS AG (London)	12/14/18	4	4,304	—	4,304
Cbs Corp.(a)	1.909	UBS AG (London)	12/14/18	2	(1,924)	—	(1,924)
Celanese Corp.(a)	1.909	UBS AG (London)	12/14/18	4	(7,495)	—	(7,495)
Cellnex Telecom SA(a)	(0.441)	UBS AG (London)	05/02/19	26	36,301	—	36,301
Celltrion, Inc.(a)	1.909	UBS AG (London)	12/14/18	2	(31,992)	—	(31,992)
Cf Industries Holdings, Inc.(a)	1.704	UBS AG (London)	12/14/18	18	18,378	—	18,378
Chemours Co.(a)	1.909	UBS AG (London)	12/14/18	14	(38,078)	—	(38,078)
Cheng Shin Rubber Industry(a)	1.909	UBS AG (London)	12/14/18	448	(14,958)	—	(14,958)
Cheniere Energy, Inc.(a)	1.704	UBS AG (London)	12/14/18	13	8,800	—	8,800
Chesapeake Energy Corp.(a)	1.909	UBS AG (London)	12/14/18	110	(5,515)	—	(5,515)
China Life Insurance (Chn)(a)	1.189	UBS AG (London)	12/14/18	98	(11,063)	—	(11,063)
China Mengniu Dairy Co.(a)	1.189	UBS AG (London)	12/14/18	63	(22,226)	—	(22,226)
China Merchants Hldgs (Intl)(a)	1.189	UBS AG (London)	12/14/18	250	(18,760)	—	(18,760)
China Petroleum & Chem Corp.(a)	1.189	UBS AG (London)	12/14/18	828	32,130	—	32,130
China Shenhua Energy Co. Ltd.(a)	1.189	UBS AG (London)	12/14/18	258	(6,370)	—	(6,370)
China Taiping Insurance Holding(a)	1.189	UBS AG (London)	12/14/18	116	(28,679)	—	(28,679)
Choice Hotels International, Inc.(a)	1.909	UBS AG (London)	12/14/18	9	(6,105)	—	(6,105)
Cigna Corp.(a)	1.909	UBS AG (London)	12/14/18	4	(1,055)	—	(1,055)
Cimic Group Ltd.(a)	1.895	UBS AG (London)	12/14/18	21	(4,580)	—	(4,580)
CJ Corp.(a)	1.909	UBS AG (London)	12/14/18	4	18,087	—	18,087
CJ E&M Corp.(a)	1.909	UBS AG (London)	12/14/18	7	5,220	—	5,220
Ck Infrastructure Hldngs Ltd.(a)	1.189	UBS AG (London)	12/14/18	25	(830)	—	(830)

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Coca-Cola Co.(a)	1.704%	UBS AG (London)	12/14/18	$16		$2,519	$—	$2,519
Cobham PLC(a)	0.474	UBS AG (London)	12/14/18	300		(15,071)	—	(15,071)
Cochlear Ltd.(a)	1.895	UBS AG (London)	12/14/18	6		30,695	—	30,695
Cognex Corp.(a)	1.704	UBS AG (London)	12/14/18	12		12,491	—	12,491
Colfax Corp.(a)	1.704	UBS AG (London)	12/14/18	20		14,647	—	14,647
Commscope Holding Co, Inc.(a)	1.704	UBS AG (London)	12/14/18	20		29,629	—	29,629
Conocophillips(a)	1.909	UBS AG (London)	12/14/18	7		(9,884)	—	(9,884)
Continental AG(a)	(0.441)	UBS AG (London)	12/14/18	2		(890)	—	(890)
Costar Group, Inc.(a)	1.704	UBS AG (London)	12/14/18	2		6,320	—	6,320
COTY, Inc.(a)	1.704	UBS AG (London)	12/14/18	12		(5,162)	—	(5,162)
Crane Co.(a)	1.909	UBS AG (London)	12/14/18	7		(8,524)	—	(8,524)
Credit Saison Co. Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	16		11,412	—	11,412
Cree, Inc.(a)	1.704	UBS AG (London)	12/14/18	20		57,753	—	57,753
Crown Holdings, Inc.(a)	1.909	UBS AG (London)	12/14/18	10		(5,521)	—	(5,521)
Cspc Pharmaceutical Group(a)	1.189	UBS AG (London)	12/14/18	270		(5,665)	—	(5,665)
Cts Eventim AG & Co KGAA(a)	(0.441)	UBS AG (London)	12/14/18	11		10,158	—	10,158
Cummins, Inc.(a)	1.909	UBS AG (London)	12/14/18	4		(9,245)	—	(9,245)
Curtiss-Wright Corp.(a)	1.909	UBS AG (London)	12/14/18	6		(20,188)	—	(20,188)
Daicel Corp.(a)	(0.048)	UBS AG (London)	12/14/18	58		8,992	—	8,992
Daifuku Co. Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	10		18,730	—	18,730
Daimler AG(a)	(0.441)	UBS AG (London)	12/14/18	10		(52,649)	—	(52,649)
Dassault Aviation SA(a)	(0.441)	UBS AG (London)	12/14/18	—	*	(8,223)	—	(8,223)
DCC PLC(a)	0.474	UBS AG (London)	12/14/18	4		(10,102)	—	(10,102)
DE Sammensluttede Vognmaend(a)	(0.393)	UBS AG (London)	12/14/18	10		(8,876)	—	(8,876)
Deere & Co.(a)	1.704	UBS AG (London)	12/14/18	4		1,169	—	1,169
Delek U.S Holdings, Inc.(a)	1.909	UBS AG (London)	12/14/18	10		(10,370)	—	(10,370)
Deutsche Lufthansa AG(a)	(0.441)	UBS AG (London)	12/14/18	13		(1,447)	—	(1,447)
Deutsche Post AG(a)	(0.441)	UBS AG (London)	12/14/18	14		18,573	—	18,573
Devon Energy Corp.(a)	1.909	UBS AG (London)	12/14/18	16		8,717	—	8,717
Disco Corp.(a)	(0.048)	UBS AG (London)	12/14/18	2		(34,667)	—	(34,667)
Dominos Pizza Enterprises Lt(a)	1.895	UBS AG (London)	12/14/18	23		(23,981)	—	(23,981)
Doosan Bobcat, Inc.(a)	1.909	UBS AG (London)	12/14/18	23		27,642	—	27,642
Dufry AG(a)	(0.781)	UBS AG (London)	12/14/18	5		(5,916)	—	(5,916)
Dunkin’ Brands Group, Inc.(a)	1.704	UBS AG (London)	12/14/18	10		10,321	—	10,321
Dycom Industries, Inc.(a)	1.704	UBS AG (London)	12/14/18	6		22,787	—	22,787
E-Mart, Inc.(a)	1.909	UBS AG (London)	12/14/18	3		27,007	—	27,007
E.On SE(a)	(0.441)	UBS AG (London)	12/14/18	4		(720)	—	(720)
Eclat Textile Co. Ltd.(a)	1.909	UBS AG (London)	12/14/18	13		(1,339)	—	(1,339)
Edenred SA(a)	(0.441)	UBS AG (London)	12/14/18	21		(1,537)	—	(1,537)
EDP Energias De Portugal SA(a)	(0.441)	UBS AG (London)	05/02/19	130		(12,816)	—	(12,816)
Electrocomponents PLC(a)	0.474	UBS AG (London)	12/14/18	79		(16,478)	—	(16,478)
Elekta AB(a)	(0.524)	UBS AG (London)	12/14/18	19		2,129	—	2,129
Elis(a)	(0.441)	UBS AG (London)	12/14/18	17		4,227	—	4,227
Ellie Mae, Inc.(a)	1.704	UBS AG (London)	12/14/18	6		(38,029)	—	(38,029)

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Enagas SA(a)	(0.441)%	UBS AG (London)	05/02/19	$23		$6,297	$—	$6,297
Energizer Holdings, Inc.(a)	1.909	UBS AG (London)	12/14/18	11		991	—	991
Equifax, Inc.(a)	1.704	UBS AG (London)	12/14/18	5		17,274	—	17,274
Familymart Co. Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	3		(12,562)	—	(12,562)
Faurecia SA(a)	(0.441)	UBS AG (London)	12/14/18	9		(5,564)	—	(5,564)
Fielmann AG(a)	(0.441)	UBS AG (London)	12/14/18	6		7,963	—	7,963
First Financial Bankshares, Inc.(a)	1.704	UBS AG (London)	12/14/18	8		5,664	—	5,664
Flight Centre Travel Group(a)	1.895	UBS AG (London)	12/14/18	3		1,405	—	1,405
Flowserve Corp.(a)	1.704	UBS AG (London)	12/14/18	16		8,972	—	8,972
Fortescue Metal Group(a)	1.895	UBS AG (London)	12/14/18	180		(7,671)	—	(7,671)
Fortinet, Inc.(a)	1.909	UBS AG (London)	12/14/18	14		(884)	—	(884)
Foxconn Technology Co. Ltd.(a)	1.909	UBS AG (London)	12/14/18	254		(1,004)	—	(1,004)
Fuji Heavy Industries Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	20		(23,248)	—	(23,248)
G4S PLC(a)	0.474	UBS AG (London)	12/14/18	225		6,014	—	6,014
Galapagos NV(a)	(0.441)	UBS AG (London)	12/14/18	8		2,287	—	2,287
Gartner, Inc.(a)	1.704	UBS AG (London)	12/14/18	5		(10,762)	—	(10,762)
Gea Group AG(a)	(0.441)	UBS AG (London)	12/14/18	15		(18,048)	—	(18,048)
Geely Automobile Hldgs Ltd.(a)	1.189	UBS AG (London)	12/14/18	234		8,494	—	8,494
Generac Holdings, Inc.(a)	1.909	UBS AG (London)	12/14/18	13		(3,904)	—	(3,904)
General Electric Co.(a)	1.704	UBS AG (London)	12/14/18	15		4,792	—	4,792
Genmab A/S(a)	(0.393)	UBS AG (London)	12/14/18	3		11,309	—	11,309
Genting Singapore PLC(a)	1.377	UBS AG (London)	12/14/18	882		14,659	—	14,659
Georg Fischer AG(a)	(0.781)	UBS AG (London)	12/14/18	—	*	3,547	—	3,547
Globalwafers Co. Ltd.(a)	1.909	UBS AG (London)	12/14/18	43		10,016	—	10,016
Gn Store Nord A/S(a)	(0.393)	UBS AG (London)	12/14/18	23		17,970	—	17,970
Grainger (W.W), Inc.(a)	1.909	UBS AG (London)	12/14/18	1		4,465	—	4,465
Graphic Packaging Holding Co.(a)	1.909	UBS AG (London)	12/14/18	41		(6,946)	—	(6,946)
Groupe Eurotunnel SE(a)	(0.441)	UBS AG (London)	12/14/18	57		(2,198)	—	(2,198)
Guidewire Software, Inc.(a)	1.704	UBS AG (London)	12/14/18	9		(523)	—	(523)
H & M Hennes & Mauritz AB(a)	(0.524)	UBS AG (London)	12/14/18	43		(22,013)	—	(22,013)
H Lundbeck A/S(a)	(0.393)	UBS AG (London)	12/14/18	13		16,429	—	16,429
Haier Electronics Gp Co. Ltd.(a)	1.189	UBS AG (London)	12/14/18	213		11,680	—	11,680
Halliburton Co.(a)	1.909	UBS AG (London)	12/14/18	14		5,242	—	5,242
Halma PLC(a)	0.474	UBS AG (London)	12/14/18	20		195	—	195
Hana Financial Holdings(a)	1.909	UBS AG (London)	12/14/18	9		6,406	—	6,406
Hankook Tire Co. Ltd.(a)	1.909	UBS AG (London)	12/14/18	12		25,888	—	25,888
Hanmi Pharm Co. Ltd.(a)	1.909	UBS AG (London)	12/14/18	2		3,296	—	3,296
Hanssem Co. Ltd.(a)	1.909	UBS AG (London)	12/14/18	6		(3,392)	—	(3,392)
Hanwha Corp.(a)	1.909	UBS AG (London)	12/14/18	17		32,060	—	32,060
Harley-Davidson, Inc.(a)	1.704	UBS AG (London)	12/14/18	15		10,042	—	10,042
Hasbro, Inc.(a)	1.704	UBS AG (London)	12/14/18	7		(21,332)	—	(21,332)
Hays PLC(a)	0.474	UBS AG (London)	12/14/18	275		(197)	—	(197)
Heidelbergcement AG(a)	(0.441)	UBS AG (London)	12/14/18	1		(2)	—	(2)
Hengan International Group(a)	1.189	UBS AG (London)	12/14/18	59		(6,056)	—	(6,056)

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Hess Corp.(a)	1.704%	UBS AG (London)	12/14/18	$13	$19,293	$—	$19,293
Hiwin Technologies Corp.(a)	1.909	UBS AG (London)	12/14/18	43	50,449	—	50,449
Hochtief AG(a)	(0.441)	UBS AG (London)	12/14/18	4	2,301	—	2,301
Hollyfrontier Corp.(a)	1.909	UBS AG (London)	12/14/18	15	(21,002)	—	(21,002)
Hon Hai Precision Industries Co. Ltd.(a)	1.909	UBS AG (London)	12/14/18	218	(18,687)	—	(18,687)
Hoshizaki Corp.(a)	(0.048)	UBS AG (London)	12/14/18	6	14,892	—	14,892
Howden Joinery Group PLC(a)	0.474	UBS AG (London)	12/14/18	90	(11,833)	—	(11,833)
Hubspot, Inc.(a)	1.704	UBS AG (London)	12/14/18	6	21,024	—	21,024
Huhtamaki Oyj(a)	(0.441)	UBS AG (London)	12/14/18	14	(8,369)	—	(8,369)
Hyundai Engr & Constr Co.(a)	1.909	UBS AG (London)	12/14/18	16	206,259	—	206,259
Hyundai Heavy Industries Co. Ltd.(a)	1.909	UBS AG (London)	12/14/18	2	(2,408)	—	(2,408)
Ica Gruppen AB(a)	(0.524)	UBS AG (London)	12/14/18	19	51,400	—	51,400
Idexx Labs, Inc.(a)	1.909	UBS AG (London)	12/14/18	4	(17,792)	—	(17,792)
Ihs Markit Ltd.(a)	1.704	UBS AG (London)	12/14/18	14	(1,772)	—	(1,772)
Ilg, Inc.(a)	1.704	UBS AG (London)	12/14/18	20	(40,472)	—	(40,472)
Iliad(a)	(0.441)	UBS AG (London)	12/14/18	3	(4,079)	—	(4,079)
Inchcape PLC(a)	0.474	UBS AG (London)	12/14/18	64	3,612	—	3,612
Incitec Pivot Ltd.(a)	1.895	UBS AG (London)	12/14/18	183	1,563	—	1,563
Ingenico Group(a)	(0.441)	UBS AG (London)	12/14/18	9	(2,016)	—	(2,016)
Innolux Corp.(a)	1.909	UBS AG (London)	12/14/18	1,719	(13,476)	—	(13,476)
Integra Lifesciences Holdings(a)	1.704	UBS AG (London)	12/14/18	11	(18,358)	—	(18,358)
Intercontinental Hotels Group(a)	0.474	UBS AG (London)	12/14/18	7	11,533	—	11,533
Intertek Group PLC(a)	0.474	UBS AG (London)	12/14/18	9	(1,559)	—	(1,559)
Intl Game Technology PLC(a)	1.909	UBS AG (London)	12/14/18	26	31,810	—	31,810
Intrum Justitia AB(a)	(0.524)	UBS AG (London)	12/14/18	15	8,824	—	8,824
Ipsen SA(a)	(0.441)	UBS AG (London)	12/14/18	3	12,473	—	12,473
ITT, Inc.(a)	1.909	UBS AG (London)	12/14/18	13	(9,696)	—	(9,696)
Jabil, Inc.(a)	1.909	UBS AG (London)	12/14/18	23	(12,505)	—	(12,505)
James Hardie Industries PLC(a)	1.895	UBS AG (London)	12/14/18	14	1,267	—	1,267
Jardine Cycle & Carriage Ltd.(a)	1.377	UBS AG (London)	12/14/18	21	5,055	—	5,055
Jd Sports Fashion PLC(a)	0.474	UBS AG (London)	12/14/18	164	(4,694)	—	(4,694)
Johnson Controls International PLC(a)	1.704	UBS AG (London)	12/14/18	18	4,770	—	4,770
Kakao Corp.(a)	1.909	UBS AG (London)	12/14/18	4	7,444	—	7,444
Kangwon Land, Inc.(a)	1.909	UBS AG (London)	12/14/18	24	(78,254)	—	(78,254)
Keihan Holdings Co. Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	26	(24,692)	—	(24,692)
Keikyu Corp.(a)	(0.048)	UBS AG (London)	12/14/18	39	(23,931)	—	(23,931)
Kesko Oyj(a)	(0.441)	UBS AG (London)	12/14/18	14	(56,221)	—	(56,221)
Kewpie Corp.(a)	(0.048)	UBS AG (London)	12/14/18	25	8,121	—	8,121
KIA Motors Corp.(a)	1.909	UBS AG (London)	12/14/18	18	39,308	—	39,308
Kingfisher PLC(a)	0.474	UBS AG (London)	12/14/18	165	7,358	—	7,358
Kingsoft Co. Ltd.(a)	1.189	UBS AG (London)	12/14/18	209	(15,582)	—	(15,582)

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Knight-Swift Trptn Hldgs, Inc.(a)	1.704%	UBS AG (London)	12/14/18	$14		$4,083	$—	$4,083
Koito Manufacturing Co. Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	12		10,046	—	10,046
Koninklijke Boskalis Westminster NV(a)	(0.441)	UBS AG (London)	12/14/18	25		6,278	—	6,278
Koninklijke Philips NV(a)	(0.441)	UBS AG (London)	12/14/18	19		2,721	—	2,721
Korea Aerospace Ind Ltd.(a)	1.909	UBS AG (London)	12/14/18	16		6,087	—	6,087
Korea Zinc Co. Ltd.(a)	1.909	UBS AG (London)	12/14/18	—	*	(20,772)	—	(20,772)
Kraft Heinz Co.(a)	1.704	UBS AG (London)	12/14/18	10		9,822	—	9,822
Kunlun Energy Co. Ltd.(a)	1.189	UBS AG (London)	12/14/18	852		(35,369)	—	(35,369)
Lafargeholcim Ltd.(a)	(0.781)	UBS AG (London)	12/14/18	10		(5,181)	—	(5,181)
Landstar System, Inc.(a)	1.909	UBS AG (London)	12/14/18	7		7,987	—	7,987
Lauder (Estee) Cos Inc -Cl A(a)	1.909	UBS AG (London)	12/14/18	5		2,555	—	2,555
Lawson, Inc.(a)	(0.048)	UBS AG (London)	12/14/18	3		(86)	—	(86)
Leidos Holdings, Inc.(a)	1.704	UBS AG (London)	12/14/18	8		8,139	—	8,139
Lendingtree, Inc.(a)	1.704	UBS AG (London)	12/14/18	—	*	9,793	—	9,793
Lenovo Group Ltd.(a)	1.189	UBS AG (London)	12/14/18	1,364		(25,662)	—	(25,662)
Leonardo SpA(a)	(0.441)	UBS AG (London)	12/14/18	56		1,574	—	1,574
Leucadia National Corp.(a)	1.909	UBS AG (London)	12/14/18	30		(5,074)	—	(5,074)
Lg Electronics, Inc.(a)	1.909	UBS AG (London)	12/14/18	7		24,533	—	24,533
LG Uplus Corp.(a)	1.909	UBS AG (London)	12/14/18	64		93,731	—	93,731
Li & Fung Ltd.(a)	1.189	UBS AG (London)	12/14/18	1,478		(25,897)	—	(25,897)
Live Nation Entertainment(a)	1.909	UBS AG (London)	12/14/18	17		(13,263)	—	(13,263)
Lkq Corp.(a)	1.704	UBS AG (London)	12/14/18	19		(11,329)	—	(11,329)
Logitech International SA(a)	(0.781)	UBS AG (London)	12/14/18	15		(2,010)	—	(2,010)
Lululemon Athletica, Inc.(a)	1.909	UBS AG (London)	12/14/18	4		5,192	—	5,192
Lumentum Holdings, Inc.(a)	1.909	UBS AG (London)	12/14/18	4		(4,765)	—	(4,765)
Lyondellbasell Indus(a)	1.909	UBS AG (London)	12/14/18	6		(4,364)	—	(4,364)
M/Acom Technology Solutions(a)	1.704	UBS AG (London)	12/14/18	16		6,097	—	6,097
Macronix Intl Co. Ltd.(a)	1.909	UBS AG (London)	12/14/18	393		58,788	—	58,788
Marathon Oil Corp.(a)	1.909	UBS AG (London)	12/14/18	41		(8,673)	—	(8,673)
Marathon Petroleum Corp.(a)	1.909	UBS AG (London)	12/14/18	11		(84,482)	—	(84,482)
Marine Harvest ASA(a)	0.750	UBS AG (London)	12/14/18	21		11,575	—	11,575
Marketaxess Holdings, Inc.(a)	1.909	UBS AG (London)	12/14/18	1		(1,120)	—	(1,120)
Martin Marietta Materials(a)	1.704	UBS AG (London)	12/14/18	3		3,475	—	3,475
Mattel, Inc.(a)	1.704	UBS AG (London)	12/14/18	21		(16,960)	—	(16,960)
Mcdonald’S Holdings Company Japan Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	17		8,541	—	8,541
Mediaset Espana Comunicacion SA(a)	(0.441)	UBS AG (London)	05/02/19	77		10,953	—	10,953
Medicines Co.(a)	1.704	UBS AG (London)	12/14/18	16		(1,765)	—	(1,765)
Meiji Holdings Co. Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	4		8,965	—	8,965
Melco Intl Development Ltd.(a)	1.189	UBS AG (London)	12/14/18	270		30,241	—	30,241
Mellanox Technologies Ltd.(a)	1.909	UBS AG (London)	12/14/18	7		(6,000)	—	(6,000)
Melrose Industries PLC(a)	0.474	UBS AG (London)	12/14/18	284		(14,638)	—	(14,638)
Merlin Entertainments PLC(a)	0.474	UBS AG (London)	12/14/18	152		(49,000)	—	(49,000)

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Mettler-Toledo International, Inc.(a)	1.909%	UBS AG (London)	12/14/18	$—	*	$(646)	$—	$(646)
Michael Kors Holdings Ltd.(a)	1.909	UBS AG (London)	12/14/18	7		(471)	—	(471)
Michaels Cos, Inc.(a)	1.909	UBS AG (London)	12/14/18	28		(1,418)	—	(1,418)
Micro Focus International PLC(a)	0.474	UBS AG (London)	12/14/18	40		18,332	—	18,332
Micron Technology, Inc.(a)	1.909	UBS AG (London)	12/14/18	13		(56,038)	—	(56,038)
Middleby Corp.(a)	1.704	UBS AG (London)	12/14/18	3		8,854	—	8,854
Minth Group Ltd.(a)	1.189	UBS AG (London)	12/14/18	132		11,338	—	11,338
Misumi Group, Inc.(a)	(0.048)	UBS AG (London)	12/14/18	22		(18,148)	—	(18,148)
Mitsubishi Heavy Industries Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	2		(826)	—	(826)
Mitsubishi Motors Corp.(a)	(0.048)	UBS AG (London)	12/14/18	53		(8,234)	—	(8,234)
Mks Instruments, Inc.(a)	1.909	UBS AG (London)	12/14/18	2		(9,861)	—	(9,861)
Molson Coors Brewing Co.(a)	1.909	UBS AG (London)	12/14/18	3		(3,275)	—	(3,275)
Motorola Solutions, Inc.(a)	1.909	UBS AG (London)	12/14/18	7		(45)	—	(45)
Mtr Corp Ltd.(a)	1.189	UBS AG (London)	12/14/18	91		(6,632)	—	(6,632)
NCR Corp.(a)	1.909	UBS AG (London)	12/14/18	20		(8,238)	—	(8,238)
New Relic, Inc.(a)	1.909	UBS AG (London)	12/14/18	2		(2,128)	—	(2,128)
New York Times Co. Class A(a)	1.704	UBS AG (London)	12/14/18	27		(29,381)	—	(29,381)
Newcrest Mining Ltd.(a)	1.895	UBS AG (London)	12/14/18	10		(3,826)	—	(3,826)
Nifco, Inc.(a)	(0.048)	UBS AG (London)	12/14/18	23		(7,345)	—	(7,345)
Nine Dragons Paper Holdings Ltd.(a)	1.189	UBS AG (London)	12/14/18	51		1,138	—	1,138
Nintendo Co. Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	1		(2,274)	—	(2,274)
Nippon Express Co. Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	9		41,620	—	41,620
Nisshin Seifun Group, Inc.(a)	(0.048)	UBS AG (London)	12/14/18	38		34,017	—	34,017
Nokia Corp.(a)	(0.441)	UBS AG (London)	12/14/18	125		9,825	—	9,825
Nomura Research Institute(a)	(0.048)	UBS AG (London)	12/14/18	15		66,448	—	66,448
Nordstrom, Inc.(a)	1.909	UBS AG (London)	12/14/18	13		11,506	—	11,506
Norsk Hydro ASA(a)	0.750	UBS AG (London)	12/14/18	113		23,711	—	23,711
Novo Nordisk A/S(a)	(0.393)	UBS AG (London)	12/14/18	12		(8,688)	—	(8,688)
NU Skin Enterprises Class A(a)	1.909	UBS AG (London)	12/14/18	9		(9,285)	—	(9,285)
Nvidia Corp.(a)	1.704	UBS AG (London)	12/14/18	2		697	—	697
Nvr, Inc.(a)	1.909	UBS AG (London)	12/14/18	—	*	(6,336)	—	(6,336)
Obic Co. Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	6		17,390	—	17,390
Odakyu Electric Railway Co.(a)	(0.048)	UBS AG (London)	12/14/18	12		6,708	—	6,708
On Semiconductor Corp.(a)	1.704	UBS AG (London)	12/14/18	23		37,640	—	37,640
Ono Pharmaceutical Co. Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	14		(7,403)	—	(7,403)
Orion Corp.(a)	(0.441)	UBS AG (London)	12/14/18	15		(29,914)	—	(29,914)
Orpea(a)	(0.441)	UBS AG (London)	12/14/18	6		(12,546)	—	(12,546)
Otsuka Holdings Co. Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	15		(83,512)	—	(83,512)
Otsuka Shokai Co. Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	7		9,662	—	9,662
Paccar, Inc.(a)	1.909	UBS AG (London)	12/14/18	9		(5,624)	—	(5,624)
Panalpina Welttransport AG(a)	(0.781)	UBS AG (London)	12/14/18	3		3,067	—	3,067
Pandora A/S(a)	(0.393)	UBS AG (London)	12/14/18	7		14,700	—	14,700
Pandora Media Inc.(a)	1.704	UBS AG (London)	12/14/18	42		(6,695)	—	(6,695)
Parsley Energy, Inc.(a)	1.704	UBS AG (London)	12/14/18	11		(2,302)	—	(2,302)

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Patterson Cos., Inc.(a)	1.704%	UBS AG (London)	12/14/18	$13		$(2,143)	$—	$(2,143)
Paycom Software, Inc.(a)	1.704	UBS AG (London)	12/14/18	7		(5,326)	—	(5,326)
Pbf Energy, Inc.(a)	1.909	UBS AG (London)	12/14/18	20		(3,497)	—	(3,497)
Pdc Energy, Inc.(a)	1.704	UBS AG (London)	12/14/18	10		17,516	—	17,516
Penumbra, Inc.(a)	1.704	UBS AG (London)	12/14/18	6		2,222	—	2,222
Petrochina Co. Ltd.(a)	1.189	UBS AG (London)	12/14/18	952		20,135	—	20,135
Peugeot SA(a)	(0.441)	UBS AG (London)	12/14/18	29		2,108	—	2,108
Plastic Omnium SA(a)	(0.441)	UBS AG (London)	12/14/18	17		10,462	—	10,462
Playtech PLC(a)	0.474	UBS AG (London)	12/14/18	38		863	—	863
Porsche Automobil Holding SE(a)	(0.441)	UBS AG (London)	12/14/18	7		(9,357)	—	(9,357)
Posco(a)	1.909	UBS AG (London)	12/14/18	2		29,735	—	29,735
Pou Chen Corp.(a)	1.909	UBS AG (London)	12/14/18	483		954	—	954
Proofpoint, Inc.(a)	1.704	UBS AG (London)	12/14/18	1		7,049	—	7,049
Quanta Computer, Inc.(a)	1.909	UBS AG (London)	12/14/18	399		(2,139)	—	(2,139)
Randstad Holdings NV(a)	(0.441)	UBS AG (London)	12/14/18	9		13,080	—	13,080
Regal Beloit Corp.(a)	1.909	UBS AG (London)	12/14/18	9		(18,918)	—	(18,918)
Renault SA(a)	(0.441)	UBS AG (London)	12/14/18	6		18,921	—	18,921
Renishaw PLC(a)	0.474	UBS AG (London)	12/14/18	11		735	—	735
Rentokil Initial PLC(a)	0.474	UBS AG (London)	12/14/18	172		(22,891)	—	(22,891)
Rheinmetall AG(a)	(0.441)	UBS AG (London)	12/14/18	6		(10,681)	—	(10,681)
Robert Half Intl, Inc.(a)	1.909	UBS AG (London)	12/14/18	12		436	—	436
Roche Holding AG(a)	(0.781)	UBS AG (London)	12/14/18	2		3,708	—	3,708
Rolls-Royce Holdings PLC(a)	0.474	UBS AG (London)	12/14/18	3,466		(4,771)	—	(4,771)
Rolls-Royce Holdings PLC(a)	0.474	UBS AG (London)	12/14/18	49		7,848	—	7,848
Ross Stores, Inc.(a)	1.909	UBS AG (London)	12/14/18	9		6,280	—	6,280
Royal Mail Holdings(a)	0.474	UBS AG (London)	12/14/18	105		(7,221)	—	(7,221)
RWE AG(a)	(0.441)	UBS AG (London)	12/14/18	29		1,005	—	1,005
S-Oil Corp.(a)	1.909	UBS AG (London)	12/14/18	7		(115,503)	—	(115,503)
Sage Group PLC(a)	0.474	UBS AG (London)	12/14/18	58		5,447	—	5,447
Saint-Gobain (Cie De)(a)	(0.441)	UBS AG (London)	12/14/18	8		5,518	—	5,518
Salmar ASA(a)	0.750	UBS AG (London)	12/14/18	24		(58,560)	—	(58,560)
Samsung C&T Corp.(a)	1.909	UBS AG (London)	12/14/18	3		(7,549)	—	(7,549)
Samsung Electronics Co. Ltd.(a)	1.909	UBS AG (London)	12/14/18	—	*	41,565	—	41,565
Samsung Engineering Co. Ltd.(a)	1.909	UBS AG (London)	12/14/18	14		(9,999)	—	(9,999)
Samsung Heavy Industries Co.(a)	1.909	UBS AG (London)	12/14/18	79		18,028	—	18,028
Sandvik AB(a)	(0.524	UBS AG (London)	12/14/18	34		(11,689)	—	(11,689)
Sanofi(a)	(0.441)	UBS AG (London)	12/14/18	6		(5,314)	—	(5,314)
Sap SE(a)	(0.441)	UBS AG (London)	12/14/18	9		(20,142)	—	(20,142)
Sartorius AG(a)	(0.441)	UBS AG (London)	12/14/18	5		(12,835)	—	(12,835)
Schlumberger Ltd.(a)	1.704	UBS AG (London)	12/14/18	10		9,544	—	9,544
Schneider Electric SE(a)	(0.441)	UBS AG (London)	12/14/18	9		6,577	—	6,577
Scotts Miracle-Gro Co.(a)	1.704	UBS AG (London)	12/14/18	8		(972)	—	(972)
Seagate Technology PLC(a)	1.909	UBS AG (London)	12/14/18	13		(7,631)	—	(7,631)
Seb SA(a)	(0.441)	UBS AG (London)	12/14/18	4		9,107	—	9,107
Seibu Holdings, Inc.(a)	(0.048)	UBS AG (London)	12/14/18	26		3,301	—	3,301
Sekisui House Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	32		9,217	—	9,217
Sembcorp Industries Ltd.(a)	1.300	UBS AG (London)	12/14/18	314		8,191	—	8,191
Semiconductor Mfg Intl Corp.(a)	1.189	UBS AG (London)	12/14/18	536		(15,955)	—	(15,955)

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Sempra Energy(a)	1.704%	UBS AG (London)	05/02/19	$6	$(14,397)	$—	$(14,397)
Shimamura Co. Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	5	1,430	—	1,430
Shinsegae Co. Ltd.(a)	1.909	UBS AG (London)	12/14/18	1	14,909	—	14,909
Shiseido Co. Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	12	(16,104)	—	(16,104)
Siemens Gamesa Renewable Energy SA(a)	(0.441)	UBS AG (London)	05/02/19	47	(36,754)	—	(36,754)
Signet Jewelers Ltd.(a)	1.704	UBS AG (London)	12/14/18	6	7,538	—	7,538
Singapore Press Holdings Ltd.(a)	1.300	UBS AG (London)	12/14/18	310	(10,486)	—	(10,486)
Sk Hynix, Inc.(a)	1.909	UBS AG (London)	12/14/18	10	18,896	—	18,896
Skanska AB(a)	(0.524)	UBS AG (London)	12/14/18	41	(44,313)	—	(44,313)
Skechers U S A, Inc.(a)	1.909	UBS AG (London)	12/14/18	18	(11,375)	—	(11,375)
Smith & Nephew PLC(a)	0.474	UBS AG (London)	12/14/18	22	7,798	—	7,798
Sodexo(a)	(0.441)	UBS AG (London)	12/14/18	6	(11,565)	—	(11,565)
Southwestern Energy Co.(a)	1.909	UBS AG (London)	12/14/18	140	(58,970)	—	(58,970)
Spectrum Brands Holdings, Inc.(a)	1.704	UBS AG (London)	12/14/18	6	17,801	—	17,801
SSP Group PLC(a)	0.474	UBS AG (London)	12/14/18	89	5,671	—	5,671
Stericycle, Inc.(a)	1.704	UBS AG (London)	12/14/18	10	25,860	—	25,860
Stmicroelectronics NV(a)	(0.441)	UBS AG (London)	12/14/18	35	(11,260)	—	(11,260)
Subsea 7 SA(a)	0.750	UBS AG (London)	12/14/18	17	(7,385)	—	(7,385)
Sulzer Ltd.(a)	(0.781)	UBS AG (London)	12/14/18	1	(2,638)	—	(2,638)
Sumco Corp.(a)	(0.048)	UBS AG (London)	12/14/18	15	(8,125)	—	(8,125)
Sumitomo Realty & Developmnt(a)	(0.048)	UBS AG (London)	12/14/18	16	28,103	—	28,103
Suzuken Co. Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	18	29,033	—	29,033
Swedish Match AB(a)	(0.524	UBS AG (London)	12/14/18	10	15,974	—	15,974
Swedish Orphan Biovitrum AB(a)	(0.524	UBS AG (London)	12/14/18	45	44,832	—	44,832
Synopsys, Inc.(a)	1.909	UBS AG (London)	12/14/18	5	460	—	460
Tabcorp Holdings Ltd.(a)	1.895	UBS AG (London)	12/14/18	169	(4,716)	—	(4,716)
Tate & Lyle PLC(a)	0.474	UBS AG (London)	12/14/18	56	(6,103)	—	(6,103)
Tech Data Corp.(a)	1.909	UBS AG (London)	12/14/18	3	(2,501)	—	(2,501)
Telefonaktiebolaget LM Ericsson(a)	(0.524)	UBS AG (London)	12/14/18	101	(23,827)	—	(23,827)
Tempur Sealy Intl, Inc.(a)	1.704	UBS AG (London)	12/14/18	12	(13,059)	—	(13,059)
Tenneco, Inc.(a)	1.909	UBS AG (London)	12/14/18	13	(65,732)	—	(65,732)
Teradata Corp.(a)	1.909	UBS AG (London)	12/14/18	16	2,582	—	2,582
Terex Corp.(a)	1.909	UBS AG (London)	12/14/18	16	1,375	—	1,375
Tesla, Inc.(a)	1.704	UBS AG (London)	12/14/18	2	(18,056)	—	(18,056)
Thk Co. Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	17	19,874	—	19,874
Thor Industries, Inc.(a)	1.909	UBS AG (London)	12/14/18	5	(6,049)	—	(6,049)
Tingyi (Cayman Island) Holding(a)	1.189	UBS AG (London)	12/14/18	204	(16,393)	—	(16,393)
Tokyo Electric Power Co.(a)	(0.048)	UBS AG (London)	12/14/18	164	57,166	—	57,166
Tokyu Corp.(a)	(0.048)	UBS AG (London)	12/14/18	37	(16,246)	—	(16,246)
Toshiba Corp.(a)	(0.048)	UBS AG (London)	12/14/18	180	10,734	—	10,734
Tosoh Corp.(a)	(0.048)	UBS AG (London)	12/14/18	38	(12,235)	—	(12,235)
Toyota Motor Corp.(a)	(0.048)	UBS AG (London)	12/14/18	9	(13,710)	—	(13,710)
Transdigm Group, Inc.(a)	1.704	UBS AG (London)	12/14/18	2	10,516	—	10,516
Travis Perkins PLC(a)	0.474	UBS AG (London)	12/14/18	40	(2,842)	—	(2,842)
Tribune Media Co.(a)	1.704	UBS AG (London)	12/14/18	16	11,349	—	11,349
Trinet Group, Inc.(a)	1.909	UBS AG (London)	12/14/18	6	212	—	212
Trinity Industries, Inc.(a)	1.704	UBS AG (London)	12/14/18	21	(5,967)	—	(5,967)

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS# (continued)

Reference Obligation/Index	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Tyler Technologies, Inc.(a)	1.704%	UBS AG (London)	12/14/18	$3	$9,954	$—	$9,954
Tyson Foods, Inc.(a)	1.909	UBS AG (London)	12/14/18	9	(7,959)	—	(7,959)
Ubisoft Entertainment SA(a)	(0.441)	UBS AG (London)	12/14/18	3	(139)	—	(139)
Ucb SA-NV(a)	(0.441)	UBS AG (London)	12/14/18	7	25,075	—	25,075
Under Armour, Inc.(a)	1.704	UBS AG (London)	12/14/18	34	(29,124)	—	(29,124)
United Internet AG(a)	(0.441)	UBS AG (London)	12/14/18	8	(3,565)	—	(3,565)
United Microelectronics, Corp.(a)	1.909	UBS AG (London)	12/14/18	1,468	(17,168)	—	(17,168)
Univar, Inc.(a)	1.909	UBS AG (London)	12/14/18	10	(5,078)	—	(5,078)
Uss Co. Ltd.(a)	(0.048)	UBS AG (London)	12/14/18	29	5,419	—	5,419
Valero Energy Corp.(a)	1.909	UBS AG (London)	12/14/18	7	(4,533)	—	(4,533)
Valmet Corp.(a)	(0.441)	UBS AG (London)	12/14/18	41	16,252	—	16,252
Varian Medical Systems, Inc.(a)	1.909	UBS AG (London)	12/14/18	5	(4,762)	—	(4,762)
Venture Corp Ltd.(a)	1.377	UBS AG (London)	12/14/18	44	(52,567)	—	(52,567)
Vestas Wind Systems A/S(a)	(0.393)	UBS AG (London)	12/14/18	9	(2,918)	—	(2,918)
Viacom, Inc.(a)	1.909	UBS AG (London)	12/14/18	9	(5,582)	—	(5,582)
Viasat, Inc.(a)	1.704	UBS AG (London)	12/14/18	9	1,332	—	1,332
Vifor Pharma AG(a)	(0.781)	UBS AG (London)	12/14/18	4	(1,775)	—	(1,775)
Volkswagen AG(a)	(0.441)	UBS AG (London)	12/14/18	4	3,169	—	3,169
Vulcan Materials Co.(a)	1.704	UBS AG (London)	12/14/18	6	(4,275)	—	(4,275)
Wartsila Oyj Abp(a)	(0.441)	UBS AG (London)	12/14/18	20	7,928	—	7,928
Waste Connections, Inc.(a)	1.704	UBS AG (London)	12/14/18	9	5,567	—	5,567
Waters Corp.(a)	1.909	UBS AG (London)	12/14/18	4	(9,871)	—	(9,871)
Wayfair, Inc.(a)	1.704	UBS AG (London)	12/14/18	7	40,564	—	40,564
Weir Group PLC(a)	0.474	UBS AG (London)	12/14/18	21	10,323	—	10,323
Wesco Intl, Inc.(a)	1.909	UBS AG (London)	12/14/18	11	15,198	—	15,198
Western Digital Corp.(a)	1.909	UBS AG (London)	12/14/18	8	(70,986)	—	(70,986)
Westinghouse Air Brake Technologies Corp.(a)	1.704	UBS AG (London)	12/14/18	9	1,267	—	1,267
Wex, Inc.(a)	1.704	UBS AG (London)	12/14/18	5	(12,102)	—	(12,102)
Whitbread PLC(a)	0.474	UBS AG (London)	12/14/18	12	456	—	456
William Demant(a)	(0.393)	UBS AG (London)	12/14/18	17	16,059	—	16,059
Williams Cos, Inc.(a)	1.704	UBS AG (London)	12/14/18	5	(815)	—	(815)
Wilmar International Ltd.(a)	1.300	UBS AG (London)	12/14/18	159	(4,287)	—	(4,287)
Win Semiconductors Corp.(a)	1.909	UBS AG (London)	12/14/18	32	(7,721)	—	(7,721)
Winbond Electronics Corp.(a)	1.909	UBS AG (London)	12/14/18	150	(4,569)	—	(4,569)
Wirecard AG(a)	(0.441)	UBS AG (London)	12/14/18	6	14,035	—	14,035
Wolters Kluwer NV(a)	(0.441)	UBS AG (London)	12/14/18	11	9,975	—	9,975
Wood Group (John) PLC(a)	0.474	UBS AG (London)	12/14/18	96	(15,535)	—	(15,535)
Woodward, Inc.(a)	1.704	UBS AG (London)	12/14/18	9	13,930	—	13,930
Yageo Corp.(a)	1.909	UBS AG (London)	12/14/18	27	32,603	—	32,603
Yangzijiang Shipbuilding Holdings Ltd.(a)	1.377	UBS AG (London)	12/14/18	869	1,336	—	1,336
Yuanta Financial Holding Co.(a)	1.909	UBS AG (London)	12/14/18	1,286	3,966	—	3,966
TOTAL					$(256,763)	$53,802	$(310,565)

*	Rounds to less than 1,000
(a)	Payments made monthly.
(b)	Payments made quarterly.
#	The Fund pays/receives monthly/quarterly coupon payments in accordance with the swap contract. On the termination date of the swap contract, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At April 30, 2018, the Fund had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON FOREIGN CURRENCY

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Call USD/Put JPY	MS & Co. Int. PLC	107.50%	07/30/2018	22,400,000	$22,400,000	$453,533	$273,280	$180,253
Call USD/Put MXN	MS & Co. Int. PLC	20.50	07/06/2018	31,100,000	31,100,000	179,385	596,498	(417,113)
				53,500,000	$53,500,000	$632,918	$869,778	$(236,860)
Puts
Put USD/Call ZAR	MS & Co. Int. PLC	11.40	07/25/2018	11,600,000	11,600,000	9,443	225,754	(216,311)
Put USD/Call ZAR	MS & Co. Int. PLC	11.60	06/27/2018	4,400,000	4,400,000	3,357	61,204	(57,847)
Put EUR/Call USD	MS & Co. Int. PLC	1.22	05/21/2018	11,500,000	11,500,000	154,275	90,850	63,425
Put USD/Call ZAR	MS & Co. Int. PLC	10.00	06/27/2018	2,200,000	2,200,000	—	297	(297)
Put USD/Call ZAR	MS & Co. Int. PLC	9.80	07/25/2018	5,800,000	5,800,000	—	1,338	(1,338)
Put EUR/Call JPY	MS & Co. Int. PLC	125.00	06/01/2018	9,500,000	9,500,000	1,044	104,880	(103,836)
				45,000,000	$45,000,000	$168,119	$484,323	$(316,204)
Total Purchased option contracts				98,500,000	$98,500,000	$801,037	$1,354,101	$(553,064)
Written option contracts
Calls
Call USD/Put MXN	MS & Co. Int. PLC	20.74	07/06/2018	(31,100,000)	(31,100,000)	(142,718)	(513,772)	371,054
Puts
Put USD/Call ZAR	MS & Co. Int. PLC	11.00	06/27/2018	(6,600,000)	(6,600,000)	(152)	(20,361)	20,209
Put EUR/Call JPY	MS & Co. Int. PLC	120.00	06/01/2018	(9,500,000)	(9,500,000)	(12)	(48,000)	47,988
Put USD/Call ZAR	MS & Co. Int. PLC	10.90	07/25/2018	(17,400,000)	(17,400,000)	(1,391)	(114,661)	113,270
Put USD/Call JPY	MS & Co. Int. PLC	104.95	07/30/2018	(22,400,000)	(22,400,000)	(100,486)	(273,280)	172,794
				(55,900,000)	$(55,900,000)	$(102,041)	$(456,302)	$354,261
Total Written option contracts				(87,000,000)	$(87,000,000)	$(244,759)	$(970,074)	$725,315
TOTAL				11,500,000	$11,500,000	$556,278	$384,027	$172,251

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Puts
Kospi 200	JPMorgan Securities, Inc.	246.27%	03/14/2019	4,497,782	$4,497,782	$7,803	$14,483	$(6,680)

Abbreviations:
1M BID Avg	—1 Month Brazilian Interbank Deposit Average
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2018, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of May 1, 2018, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$34,200,000	$34,201,653	$34,884,000

REPURCHASE AGREEMENTS — At April 30, 2018, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amounts
Merrill Lynch & Co., Inc.	1.740%	34,200,000

At April 30, 2018, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal National Mortgage Association	2.500% to 3.000%	11/01/32 to 05/01/46

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Assets and Liabilities(a)

April 30, 2018

Assets:
Investments, at value (cost $283,576,686)	$292,415,931
Investments of affiliated issuers, at value (cost $242,893,686)	242,893,686
Purchased options, at value (cost $1,368,584)	808,840
Cash	25,382,992
Foreign currencies, at value (cost $1,122,332)	1,111,245
Unrealized gain on swap contracts	11,065,813
Unrealized gain on forward foreign currency exchange contracts	12,167,131
Variation margin on futures	590,768
Variation margin on swaps	322,662
Receivables:
Collateral on certain derivative contracts(b)	116,240,961
Investments sold on an extended settlement basis	3,612,202
Investments sold	3,599,060
Due from broker – upfront payment	2,526,756
Dividends and interest	1,322,915
Fund shares sold	344,469
Upfront payments made on swap contracts	215,564
Reimbursement from investment adviser	208,485
Foreign tax reclaims	48,053
Other assets	139,547
Total assets	715,017,080

Liabilities:
Due to custodian	8,287
Securities sold short, at value (proceeds received $19,354,102)	18,779,209
Written option contracts, at value (premium received $970,074)	244,759
Unrealized loss on forward foreign currency exchange contracts	11,755,293
Unrealized loss on swap contracts	11,444,104
Variation margin on futures	477,387
Variation margin on swaps	2,522
Payables:
Collateral on certain derivative contracts(c)	6,294,758
Investments purchased	6,338,779
Fund shares redeemed	2,676,709
Management fees	974,391
Investments purchased on an extended settlement basis	375,775
Distribution and service fees and transfer agency fees	55,585
Dividend expense payable on securities sold short	39,214
Due to broker	34,487
Upfront payments received on swap contracts	9,850
Accrued expenses and other liabilities	1,188,728
Total liabilities	60,699,837

Net Assets:
Paid-in capital	724,316,101
Distributions in excess of net investment income (loss)	(1,530,150)
Accumulated net realized loss	(81,370,139)
Net unrealized gain	12,901,431
NET ASSETS	$654,317,243
Net Assets:
Class A	$25,547,707
Class C	20,817,192
Institutional	567,808,883
Investor	40,005,023
Class P	9,986
Class R	118,476
Class R6	9,976
Total Net Assets	$654,317,243
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,526,666
Class C	2,110,918
Institutional	55,705,945
Investor	3,941,830
Class P	979
Class R	11,806
Class R6	978
Net asset value, offering and redemption price per share:(d)
Class A	$10.11
Class C	9.86
Institutional	10.19
Investor	10.15
Class P	10.20
Class R	10.04
Class R6	10.20

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of four wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd., Cayman Commodity — MMA II, Ltd., Cayman Commodity — MMA IV, Ltd., and Cayman Commodity — MMA V, Ltd., Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes segregated cash of $17,393,931, $94,826,493 and $4,020,537 relating to initial margin requirements and/or collateral on futures, swaps, and forwards transactions.
(c)	Includes segregated cash of $130,000 and $6,164,758 relating to initial margin requirements and/or collateral on futures and swaps transactions.
(d)	Maximum public offering price per share for Class A Shares is $10.70. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Operations(a)

For the Six Months Ended April 30, 2018

Investment income:
Interest	$4,932,925
Dividends — unaffiliated issuers (net of foreign withholding taxes of $28,326)	1,075,411
Dividends — affiliated issuers	1,285,810
Total investment income	7,294,146

Expenses:
Management fees	7,597,030
Custody, accounting and administrative services	1,168,254
Transfer Agency fees(b)	246,590
Professional fees	229,207
Distribution and Service fees(b)	160,350
Dividend expense for securities sold short	108,301
Printing and mailing costs	105,545
Prime broker fees	95,341
Trustee fees	22,388
Other	158,210
Total expenses	9,891,216
Less — expense reductions	(1,637,415)
Net expenses	8,253,801
NET INVESTMENT LOSS	(959,655)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment — unaffiliated issuers	17,579,646
Securities short sales	(2,473,822)
Purchased options	156,170
Futures contracts	8,138,527
Written options	(144,722)
Swap contracts	(16,495,272)
Forward foreign currency exchange contracts	(2,935,525)
Foreign currency transactions	304,086
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(16,580,077)
Securities short sales	3,441,694
Purchased options	(415,076)
Futures contracts	(1,458,015)
Unfunded loan commitments	1,263
Written options	675,731
Swap contracts	2,388,667
Forward foreign currency exchange contracts	2,273,207
Foreign currency translation	(264,729)
Net realized and unrealized loss	(5,808,247)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,767,902)

(a)	Statement of Operations for the Fund is consolidated and includes the balances of four wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd., Cayman Commodity — MMA II, Ltd, Cayman Commodity — MMA IV, Ltd, and Cayman Commodity — MMA V, Ltd,, Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P(c)	Class R	Class R6(d)
$38,079	$121,975	$296	$27,168	$21,756	$135,675	$61,884	—	$106	$1

(c)	Commenced operations on April 16, 2018.
(d)	Commenced operations on February 28, 2018.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statements of Changes in Net Assets(a)

	For the Six Months Ended April 30, 2018	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment loss	$(959,655)	$(612,843)
Net realized gain (loss)	4,129,088	(1,207,201)
Net change in unrealized gain (loss)	(9,937,335)	17,303,945
Net increase (decrease) in net assets resulting from operations	(6,767,902)	15,483,901

Distributions to shareholders:
From net investment income
Class A Shares	—	(1,610,383)
Class C Shares	—	(200,238)
Institutional Shares	—	(17,692,086)
Investor Shares	—	(1,952,133)
Class P Shares(b)	—	—
Class R Shares	—	(1,227)
Class R6 Shares(c)	—	—
Total distributions to shareholders	—	(21,456,067)

From share transactions:
Proceeds from sales of shares	95,229,587	479,385,280
Reinvestment of distributions	—	19,961,361
Cost of shares redeemed	(404,645,110)	(719,905,857)
Net decrease in net assets resulting from share transactions	(309,415,523)	(220,559,216)
TOTAL DECREASE	(316,183,425)	(226,531,382)

Net assets:
Beginning of period	970,500,668	1,197,032,050
End of period	$654,317,243	$970,500,668
Distributions in excess of net investment income	$(1,530,150)	$(570,495)

(a)	Statement of Changes in Net Assets for the Fund is consolidated and includes the balances of four wholly-owned subsidiaries, Cayman Commodity — MMA, Ltd., Cayman Commodity — MMA II, Ltd, Cayman Commodity — MMA IV, Ltd, and Cayman Commodity — MMA V, Ltd,, Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on April 16, 2018.
(c)	Commenced operations on February 28, 2018.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS MULTI MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30,
2018 - A	$10.22	$(0.03)	$(0.08)	$(0.11)	$—	$—	$—
2018 - C	10.00	(0.06)	(0.08)	(0.14)	—	—	—
2018 - Institutional	10.28	(0.01)	(0.08)	(0.09)	—	—	—
2018 - Investor(e)	10.24	(0.02)	(0.07)	(0.09)	—	—	—
2018 - P (commenced April 16, 2018)	10.21	(0.01)	—	(0.01)	—	—	—
2018 - R	10.15	(0.04)	(0.07)	(0.11)	—	—	—
2018 - R6 (commenced February 28, 2018)	10.22	— (f)	(0.02)	(0.02)	—	—	—

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - A	10.25	(0.02)	0.13	0.11	(0.14)	—	(0.14)
2017 - C	10.02	(0.11)	0.13	0.02	(0.04)	—	(0.04)
2017 - Institutional	10.33	— (f)	0.15	0.15	(0.20)	—	(0.20)
2017 - Investor(e)	10.30	(0.01)	0.14	0.13	(0.19)	—	(0.19)
2017 - R	10.18	(0.06)	0.14	0.08	(0.11)	—	(0.11)
2016 - A	10.33	0.04	(0.06)	(0.02)	(0.01)	(0.05)	(0.06)
2016 - C	10.16	(0.04)	(0.05)	(0.09)	—	(0.05)	(0.05)
2016 - Institutional	10.40	0.08	(0.07)	0.01	(0.03)	(0.05)	(0.08)
2016 - Investor(e)	10.37	0.07	(0.07)	—	(0.02)	(0.05)	(0.07)
2016 - R	10.29	0.01	(0.05)	(0.04)	(0.02)	(0.05)	(0.07)

FOR THE PERIOD ENDED JANUARY 1 - OCTOBER 31,
2015 - A	10.58	(0.03)	(0.22)	(0.25)	—	—	—
2015 - C	10.47	(0.09)	(0.22)	(0.31)	—	—	—
2015 - Institutional	10.61	0.01	(0.22)	(0.21)	—	—	—
2015 - Investor(e)	10.60	— (f)	(0.23)	(0.23)	—	—	—
2015 - R	10.56	(0.04)	(0.23)	(0.27)	—	—	—

FOR THE FISCAL YEAR ENDED DECEMBER 31
2014 - A	10.46	(0.06)	0.33	0.27	(0.03)	(0.12)	(0.15)
2014 - C	10.40	(0.14)	0.33	0.19	— (f)	(0.12)	(0.12)
2014 - Institutional	10.49	(0.01)	0.31	0.30	(0.06)	(0.12)	(0.18)
2014 - Investor(e)	10.48	(0.03)	0.33	0.30	(0.06)	(0.12)	(0.18)
2014 - R	10.44	(0.07)	0.31	0.24	— (f)	(0.12)	(0.12)

FOR THE PERIOD ENDED DECEMBER 31,
2013 - A (Commenced April 30, 2013)	10.00	(0.03)	0.55	0.52	—	(0.06)	(0.06)
2013 - C (Commenced April 30, 2013)	10.00	(0.08)	0.54	0.46	—	(0.06)	(0.06)
2013 - Institutional (Commenced April 30, 2013)	10.00	(0.01)	0.56	0.55	—	(0.06)	(0.06)
2013 - Investor(e) (Commenced April 30, 2013)	10.00	(0.01)	0.55	0.54	—	(0.06)	(0.06)
2013 - R (Commenced April 30, 2013)	10.00	(0.06)	0.56	0.50	—	(0.06)	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective October 10, 2017, Class IR Shares changed its name to Investor Shares.
(f)	Amount is less than $0.005 per share.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI MANAGER ALTERNATIVES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)		Ratio of net expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)		Ratio of gross expenses to average net assets (including dividend and interest payments and other expenses relating to securities sold short)		Ratio of gross expenses to average net assets (excluding dividend and interest payments and other expenses relating to securities sold short)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.11	(1.08)%	$25,548	2.38	%(d)	2.32	%(d)	2.80	%(d)	2.75	%(d)	(0.56	)%(d)	100%
9.86	(1.40)	20,817	3.12	(d)	3.07	(d)	3.55	(d)	3.50	(d)	(1.30	)(d)	100
10.19	(0.88)	567,809	2.01	(d)	1.95	(d)	2.41	(d)	2.36	(d)	(0.18	)(d)	100
10.15	(0.88)	40,005	2.14	(d)	2.09	(d)	2.54	(d)	2.50	(d)	(0.31	)(d)	100
10.20	(0.20)	10	2.09	(d)	1.96	(d)	3.01	(d)	2.88	(d)	(1.40	)(d)	100
10.04	(1.18)	118	2.62	(d)	2.57	(d)	3.06	(d)	3.01	(d)	(0.81	)(d)	100
10.20	(0.20)	10	2.02	(d)	1.94	(d)	2.70	(d)	2.62	(d)	(0.16	)(d)	100

10.22	1.08	37,077	2.51		2.38		2.74		2.62		(0.22)		112
10.00	0.23	29,758	3.26		3.13		3.54		3.41		(1.07)		112
10.28	1.47	807,918	2.11		1.98		2.40		2.28		0.02		112
10.24	1.23	95,628	2.26		2.13		2.54		2.42		(0.13)		112
10.15	0.73	120	2.76		2.63		3.07		2.94		(0.63)		112
10.25	(0.23)	134,843	2.65		2.41		2.85		2.60		0.39		73
10.02	(1.02)	49,334	3.40		3.16		3.60		3.36		(0.35)		73
10.33	0.13	903,812	2.25		2.01		2.45		2.21		0.81		73
10.30	(0.06)	108,924	2.39		2.16		2.61		2.38		0.70		73
10.18	(0.40)	119	2.91		2.66		3.11		2.85		0.07		73

10.33	(2.36)	217,307	2.89	(d)	2.56	(d)	2.97	(d)	2.63	(d)	(0.29	)(d)	130
10.16	(2.87)	79,891	3.64	(d)	3.31	(d)	3.72	(d)	3.38	(d)	(1.04	)(d)	130
10.40	(1.98)	1,236,592	2.49	(d)	2.16	(d)	2.57	(d)	2.24	(d)	0.11	(d)	130
10.37	(2.08)	119,570	2.64	(d)	2.31	(d)	2.72	(d)	2.38	(d)	(0.02	)(d)	130
10.29	(2.56)	87	3.14	(d)	2.81	(d)	3.24	(d)	2.90	(d)	(0.49	)(d)	130

10.58	2.61	116,593	2.85		2.56		3.23		2.94		(0.53)		144
10.47	1.84	38,207	3.64		3.31		3.99		3.66		(1.33)		144
10.61	3.00	628,397	2.45		2.16		2.82		2.53		(0.11)		144
10.60	2.85	42,894	2.62		2.31		3.06		2.73		(0.27)		144
10.56	2.30	30	3.05		2.81		3.46		3.22		(0.69)		144

10.46	5.20	25,304	2.55	(d)	2.55	(d)	3.88	(d)	3.88	(d)	(0.42	)(d)	102
10.40	4.60	1,427	3.30	(d)	3.30	(d)	4.72	(d)	4.72	(d)	(1.19	)(d)	102
10.49	5.40	156,849	2.15	(d)	2.15	(d)	3.64	(d)	3.64	(d)	(0.17	)(d)	102
10.48	5.40	7,051	2.30	(d)	2.30	(d)	3.62	(d)	3.62	(d)	(0.19	)(d)	102
10.44	5.00	26	2.79	(d)	2.79	(d)	4.36	(d)	4.36	(d)	(0.90	)(d)	102

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements

April 30, 2018

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”). The Fund is a diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares. Effective April 16, 2018 and February 28, 2018, the Fund launched Class P and Class R6 Shares, respectively.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of April 30, 2018, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund with Acadian Asset Management LLC (“Acadian”), Algert Global LLC (“Algert”), Ares Capital Management II LLC (“Ares”), Atreaus Capital, LP (“Atreaus”), Brigade Capital Management, LP (“Brigade”), Crabel Capital Management, LLC (“Crabel”), Emso Asset Management Limited (“Emso”), First Pacific Advisors, LLC (“FPA”), Graham Capital Management, L.P. (“GCM”), Halcyon Arbitrage IC Management LP (“Halcyon”), One River Asset Management, LLC (“One River”), QMS Capital Management LP (“QMS”), River Canyon Fund Management LLC (“River Canyon”), Russell Investments Commodity Advisor, LLC (“RICA”), Sirios Capital Management, L.P. (“Sirios”) and Wellington Management Company LLP (“Wellington”) (the “Underlying Managers”). Each of Atreaus, Crabel and GCM also serves as an Underlying Manager for a Subsidiary (as defined below). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Fund is not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for the Goldman Sachs Multi-Manager Alternatives Fund — The Cayman Commodity —MMA, Ltd., the Cayman Commodity — MMA II, Ltd., the Cayman Commodity — MMA IV, Ltd., and the Cayman Commodity — MMA V, Ltd. (each a “Subsidiary” and together the “Subsidiaries”), Cayman Islands exempted companies, respectively, are wholly-owned subsidiaries of the Fund. The Subsidiaries act as investment vehicles for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiaries and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiaries. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of April 30, 2018, the Fund’s net assets were $654,317,243 of which, $5,566,839, or 0.9%, represented the Cayman Commodity — MMA, Ltd.’s net assets, $2,185,257, or 0.3%, represented the Cayman Commodity — MMA II, Ltd.’s net assets, $3,039,664, or 0.5%, represented the Cayman Commodity — MMA IV, Ltd.’s net assets and $3,226,244, or 0.5%, represented the Cayman Commodity — MMA V, Ltd.’s net assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or

77

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

April 30, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Consolidate Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit

79

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

April 30, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the security that was sold and generally delivers the proceeds from the short sale to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Schedule of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

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Consolidated Notes to Financial Statements (continued)

April 30, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of April 30, 2018:

MULTI-MANAGER ALTERNATIVES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$33,595,233	$—
Mortgage-Backed Obligations	—	1,068,739	—
Bank Loans	—	18,002,589	—
Asset-Backed Securities	—	—	12,677
Foreign Debt Obligations	—	23,836,046	—
Municipal Debt Obligations	—	1,168,574	—
U.S. Treasury Obligations	47,039,327	—	—
Common Stock and/or Other Equity Investments(a)
Africa	—	979,351	—
Asia	631,264	2,111,821	—
Europe	10,293,678	8,820,120	—
North America	108,664,577	1,987,286	—
Warrants	—	4,649	—
Investment Company	242,893,686	—	—
Short-term Investments	—	34,200,000	—
Total	$409,522,532	$125,774,408	$12,677
Liabilities
Common Stock and/or Other Equity Investments(a)
Asia	—	(1,151,444)	—
Europe	—	(80,019)	—
North America	(17,547,746)	—	—
Total	$(17,547,746)	$(1,231,463)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets
Forward Foreign Currency Exchange Contracts(b)	$—	$12,167,131	$—
Futures Contracts(b)	5,692,690	—	—
Interest Rate Swap Contracts(b)	—	1,231,723	—
Credit Default Swap Contracts(b)	—	8,287	—
Total Return Swap Contracts(b)	—	11,047,889	—
Options Purchased	—	808,840	—
Total	$5,692,690	$25,263,870	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(11,755,293)	$—
Futures Contracts(b)	(3,411,033)	—	—
Interest Rate Swap Contracts(b)	—	(81,258)	—
Credit Default Swap Contracts(b)	—	(134,876)	—
Total Return Swap Contracts(b)	—	(11,358,454)	—
Written Options	—	(244,759)	—
Total	$(3,411,033)	$(23,574,640)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2018. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts	$3,073,475	(a)	Payable for unrealized gain on swap contracts; Variation margin on futures contracts	$(935,170)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	8,287	(a)	Payable for unrealized loss on swap contracts	(134,876)	(a)(b)
Equity	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts; Options Purchased	13,689,047	(a)	Payable for unrealized gain on swap contracts; Variation margin on futures contracts	(12,876,060)	(a)(b)

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Consolidated Notes to Financial Statements (continued)

April 30, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Variation margin on futures contracts; Options Purchased	$12,989,585	(a)	Payable for unrealized gain on forward foreign currency exchange contracts; Variation margin on futures contracts; Options Purchased	$(12,020,891)	(a)
Commodity	Variation margin on futures contracts	1,196,166	(a)	Variation margin on futures contracts	(1,018,676)	(a)
Total		$30,956,560			$(26,985,673)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Aggregate of amounts include $11,444,104, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from purchased options, futures contracts, and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$3,961,441	$3,175,818	13,564
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(87,188)	(68,585)	9
Currency	Net realized gain (loss) from purchased options, forward foreign currency exchange contracts, futures contracts, swaps contracts and written options/Net change in unrealized gain (loss) on purchased options, forward foreign currency exchange contracts, futures contracts, swaps contracts and written options	(3,677,695)	3,454,334	1,452
Equity	Net realized gain (loss) from purchased options, futures contracts, swaps contracts and written options/Net change in unrealized gain (loss) on purchase options, futures contracts, swaps contracts and written options	(12,925,422)	(2,145,434)	3,457
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,448,042	(951,619)	899
Total		$(11,280,822)	$3,464,514	19,381

(a)	Average number of contracts is based on the average of month end balances for the period ended April 30, 2018.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps)

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4. INVESTMENTS IN DERIVATIVES (continued)

and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of April 30, 2018:

	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Options Written	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Bank of America Securities LLC	$—	$—	$225,628	$225,628	$—	$(627,324)	$—	$(627,324)	$(401,696)	$401,696	$—
Barclays Bank PLC	—	17,924	736,023	753,947	(85,650)	(327,318)	—	(412,968)	340,979	—	340,979
Deutsche Bank AG (London)	—	1,059,216	1,199,627	2,258,843	(1,409,706)	(1,227,983)	—	(2,637,689)	(378,846)	378,846	—
JPMorgan Securities, Inc.	7,803	5,769,662	6,859,149	12,636,614	(4,687,840)	(5,132,960)	—	(9,820,800)	2,815,814	—	2,815,814
MS & Co. Int. PLC	801,037	1,300,987	3,137,975	5,239,999	(2,067,965)	(4,402,266)	(244,759)	(6,714,990)	(1,474,991)	1,474,991	—
UBS AG (London)	—	2,918,024	8,729	2,926,753	(3,192,943)	(37,442)	—	(3,230,385)	(303,632)	303,632	—
Total	$808,840	$11,065,813	$12,167,131	$24,041,784	$(11,444,104)	$(11,755,293)	$(244,759)	$(23,444,156)	$597,628	$2,559,165	$3,156,793

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

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Consolidated Notes to Financial Statements (continued)

April 30, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets. For the six months ended April 30, 2018, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate					Effective Net Management Fee Rate*^(a)
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Fee Rate
1.90%	1.80%	1.71%	1.68%	1.90%	1.80%

*	Effective June 1, 2018 GSAM has agreed to waive a portion of its management fee in order to achieve a net management fee rate of 1.57% as an annual percentage of the average daily net assets of the Fund as defined in the Fund’s most recent prospectus. This arrangement will be effective through at least May 31, 2019, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. Prior to June 1, 2018, GSAM had agreed to waive a portion of its management fee in order to achieve a net management fee rate of 1.83% as an annual percentage of the average daily net assets of the Fund.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreements as defined below after waivers.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests. For the six months ended April 30, 2018, GSAM waived $139,768 of the Fund’s management fee.

GSAM also provides management services to the Subsidiaries pursuant to a Subsidiary Management Agreements (the “Subsidiary Agreements”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiaries’ management fee, and for as long as the Subsidiary Agreements remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiaries under the Subsidiary Agreements. For the six months ended April 30, 2018, GSAM waived $30,527 of the Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2018 , Goldman Sachs advised that it retained $465 and $0, respectively.

D.  Service Plan — The Trust, on behalf of the Fund has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.03% of the average daily net assets of Class P and Class R6 Shares.

Effective February 28, 2018, Goldman Sachs has agreed to waive a portion of the transfer agency fees equal to 0.06% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Fund through at least May 31, 2019. Prior to such date, Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.114% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the period February 28, 2018 through April 30, 2018, GSAM has also agreed to limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares to (after the application of the TA Fee Waiver described above) 2.31%, 3.06%, 1.98%, 2.06%, 1.97%, 2.56%, 1.97%, respectively.

Prior to February 28, 2018, the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) of Class A, Class C, Institutional, Investor, Class R and Class R6 Shares were limited to 2.38%, 3.13%, 1.98%, 2.13%, 2.63% and 2.38%, respectively.

Effective June 1, 2018, GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, dividend and interest payments on securities sold short, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.194% of the average daily net assets of the Fund and limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest payments on securities sold short, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 to (after the application of the TA Fee Waiver described above) 2.13%, 2.88%, 1.80%, 1.88%, 1.79%, 2.38%, and 1.79%, respectively. These Other Expense limitations will remain in place through at least May 31, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. For the six months ended April 30, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
$409,654	$9,480	$1,218,281	$1,637,415

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Consolidated Notes to Financial Statements (continued)

April 30, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of April 30, 2018, the Fund participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2018, the Fund did not have any borrowings under the facility. The facility was decreased to $770,000,000 effective May 1, 2018.

H.   Other Transactions with Affiliates — For the six months ended April 30, 2018, Goldman Sachs earned $7,041, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of April 30, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 22% of Class R and 100% of Class P and Class R6 Shares of the Fund.

The table below shows the transaction in and earnings from investments in the Goldman Sachs Financial Square Government Fund for the six months ended April 30, 2018:

Underlying Fund	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Ending Value as of April 30, 2018	Shares as of April 30, 2018	Dividend Income
Goldman Sachs Financial Square Government Fund —Institutional Shares	$15,046,238	$718,147,952	$(490,300,504)	—	—	$242,893,686	242,893,686	$1,285,810

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2018, were $ 233,249,708 and $267,267,311, respectively. In these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $1,071,078 and $0, respectively.

The following table sets forth the Fund’s net exposure for short securities that are subject to enforceable master netting arrangements or similar agreements as of April 30, 2018:

Counterparty	Securities Sold Short(1)	Collateral Pledged	Net Amount(2)
JPMorgan Chase Bank	$(4,608,340)	$4,608,340	$—
State Street Bank & Trust	(14,170,869)	14,170,869	—
	$(18,779,209)	$18,779,209	$—

(1)	Gross amounts available for offset but not netted in the Consolidated Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

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7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, October 31, 2017, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforwards:
Perpetual Short-Term	$(68,059,997)
Perpetual Long-Term	(14,071,541)
Total Capital loss carryforwards	(82,131,538)
Timing Differences (Straddle Loss Deferral)	$(3,425,663)

As of April 30, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$530,098,361
Gross unrealized gain	20,416,678
Gross unrealized loss	(11,400,811)
Net unrealized security gain (loss)	$9,015,867

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, and foreign currency contracts, differences in the tax treatment of underlying fund investments, passive foreign investment company investments, partnership investments, swap transactions, material modification of debt securities, and the recognition of income and gains/losses of certain bonds.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets being hedged, if any.

Foreign Custody Risk — If the Fund invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

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Consolidated Notes to Financial Statements (continued)

April 30, 2018

8. OTHER RISKS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

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GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

8. OTHER RISKS (continued)

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it was managed directly by the Investment Adviser.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks, including counterparty risk. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked

91

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Notes to Financial Statements (continued)

April 30, 2018

8. OTHER RISKS (continued)

structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Fund has obtained an opinion of counsel that the Portfolio’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The amendments are effective for the Fund’s fiscal year ended October 31, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued.

Effective May 10, 2018, GQG Partners LLC will serve as an additional Underlying Manager of the Fund. Effective on or around May 15, 2018, Graham Capital Management L.P. will no longer be an Underlying Manager for the Fund.

In an effort to reduce the Fund’s total net expense ratio, effective June 1, 2018, GSAM agreed to (i) increase the voluntary management fee waiver by 0.26% which lowered the effective net management fee rate from 1.83% to 1.57% and (ii) to increase the “Other Expense” limitation (excluding acquired fund fees and expenses, dividend and interest payments on securities sold short, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) from 0.114% to 0.194%.

Other than the above, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

12. SHARES TRANSACTIONS

	For the Six Months Ended April 30, 2018		For the Fiscal Year Ended October 31, 2017
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	251,933	$2,566,862	1,948,203	$20,056,006
Reinvestment of distributions	—	—	154,896	1,590,786
Shares redeemed	(1,353,928)	(13,803,963)	(11,631,278)	(119,824,067)
	(1,101,995)	(11,237,101)	(9,528,179)	(98,177,275)
Class C Shares
Shares sold	19,438	193,863	148,662	1,504,715
Reinvestment of distributions	—	—	18,706	189,309
Shares redeemed	(883,562)	(8,804,040)	(2,117,804)	(21,373,746)
	(864,124)	(8,610,177)	(1,950,436)	(19,679,722)
Institutional Shares
Shares sold	8,496,560	87,435,567	37,196,779	385,171,982
Reinvestment of distributions	—	—	1,575,525	16,227,907
Shares redeemed	(31,371,540)	(322,032,621)	(47,658,370)	(491,697,316)
	(22,874,980)	(234,597,054)	(8,886,066)	(90,297,427)
Investor Shares
Shares sold	490,370	5,013,290	7,028,214	72,652,577
Reinvestment of distributions	—	—	189,896	1,952,132
Shares redeemed	(5,883,448)	(60,004,481)	(8,459,818)	(87,010,728)
	(5,393,078)	(54,991,191)	(1,241,708)	(12,406,019)
Class P Shares(a)
Shares sold	979	10,000	—	—
	979	10,000	—	—
Class R Shares
Reinvestment of distributions	—	—	120	1,227
	—	—	120	1,227
Class R6 Shares(b)
Shares sold	978	10,000	—	—
	978	10,000	—	—
NET DECREASE	(30,232,220)	$(309,415,523)	(21,606,269)	$(220,559,216)

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018.

93

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust II and Shareholders of the

Goldman Sachs Multi-Manager Alternatives Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Goldman Sachs Multi-Manager Alternatives Fund (one of the funds constituting the Goldman Sachs Trust II, referred to hereafter as the “Fund”) as of April 30, 2018, the related consolidated statement of operations for the period November 1, 2017 through April 30, 2018, the consolidated statements of changes in net assets for the period November 1, 2017 through April 30, 2018 and for the year ended October 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the period November 1, 2017 through April 30, 2018, the changes in its net assets for the period November 1, 2017 through April 30, 2018 and for the year ended October 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 29, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

94

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Fund Expenses — Six Month Period Ended April 30, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018, which represents a period of 181 days of a 365 day year (14 out of 365 days for Class P Shares of the Fund, which commenced operations on April 16, 2018 and 61 out of 365 days of Class R6 Shares of the Fund, which commenced operations on February 28, 2018.) The Class P and Class R6 Shares example for hypothetical expenses reflect projected activity for the period from November 1, 2017 through April 30, 2018 for purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Alternatives Fund
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*
Class A
Actual	$1,000.00	$989.20		$11.74
Hypothetical 5% return	1,000.00	1,012.99	+	11.88
Class C
Actual	1,000.00	986.00		15.36
Hypothetical 5% return	1,000.00	1,009.32	+	15.54
Institutional
Actual	1,000.00	991.20		9.92
Hypothetical 5% return	1,000.00	1,014.83	+	10.04
Investor
Actual	1,000.00	991.20		10.57
Hypothetical 5% return	1,000.00	1,014.18	+	10.69
Class P(a)
Actual	1,000.00	998.00		0.86
Hypothetical 5% return	1,000.00	1,001.20		0.86
Class R
Actual	1,000.00	988.20		12.92
Hypothetical 5% return	1,000.00	1,011.80	+	13.07
Class R6(b)
Actual	1,000.00	998.00		3.30
Hypothetical 5% return	1,000.00	998.75		3.30

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P(a)	Class R	Class R6(b)
Multi-Manager Alternatives	2.32%	3.07%	1.95%	2.09%	1.96%	2.57%	8.04%

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018.

95

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of New Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets.

Upon the recommendation of the Investment Adviser, at meetings held on November 14-15, 2017 and March 20, 2018 (as applicable), the Trustees, including all of the Independent Trustees present, approved sub-advisory agreements (each, a “New Sub-Advisory Agreement”) between the Investment Adviser and Crabel Capital Management, LLC, Halcyon Arbitrage IC Management LP, and River Canyon Fund Management LLC (each, a “New Sub-Adviser”) on behalf of the Fund. In connection with their evaluation of each New Sub-Advisory Agreement, the Trustees received written materials and oral presentations prepared by the Investment Adviser and the applicable New Sub-Adviser on the topics covered, and were advised by their independent legal counsel. In addition, the Trustees received information prepared by each New Sub-Adviser in a written response to a formal request from the Investment Adviser.

Nature, Extent, and Quality of the Services to be Provided Under the New Sub-Advisory Agreements

In evaluating the New Sub-Advisory Agreements, the Trustees relied on the information provided by the Investment Adviser and each New Sub-Adviser. In evaluating the nature, extent, and quality of services to be provided by each New Sub-Adviser, the Trustees considered information about the New Sub-Adviser’s (a) personnel and their compensation structure; (b) track record in managing other funds or accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, the Trustees considered assessments provided by the Investment Adviser of each New Sub-Adviser, the New Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees considered that each New Sub-Adviser manages other assets for the Investment Adviser’s clients. They noted that, because none of the New Sub-Advisers had previously provided services to the Fund pursuant to the New Sub-Advisers’ proposed strategies, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of each New Sub-Advisory Agreement and each proposed fee schedule, including any breakpoints. They noted that the compensation paid to each New Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of the New Sub-Advisory Agreements were the result of arms’ length negotiations between the Investment Adviser and the applicable New Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser with respect to the Fund and how it would change upon hiring each New Sub-Adviser. They considered this information in light of the overall management fee to be paid by the Fund.

Conclusion

In connection with their consideration of each New Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees to be paid by the Investment Adviser to each New Sub-Adviser were reasonable in light of the services to be provided by the New Sub-Adviser and the Fund’s current and reasonably foreseeable asset levels, and that each New Sub-Advisory Agreement, and the terms thereof, should be approved for a period of two years from its effective date.

96

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of March 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Past correlations are not indicative of future correlations, which may vary.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 132913-TMPL-06/2018-779610 MMALTSAR-18/5.7K

Goldman Sachs Funds

Semi-Annual Report	April 30, 2018

Strategic Multi-Asset Class Funds
Multi-Manager Global Equity
Multi-Manager Non-Core Fixed Income
Multi-Manager Real Assets Strategy

Goldman Sachs Strategic

Multi-Asset Class Funds

∎	MULTI-MANAGER GLOBAL EQUITY

∎	MULTI-MANAGER NON-CORE FIXED INCOME

∎	MULTI-MANAGER REAL ASSETS STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Strategic Multi-Asset Class Funds

Market Review

The capital markets held up well during the six months ended April 30, 2018 (the “Reporting Period”) despite a resurgence in volatility.

When the Reporting Period began in November 2017, U.S. equity markets marched higher, extending their record highs of the calendar year on the heels of strong corporate earnings growth and positive business sentiment. Bullish market sentiment was further augmented by the passage of a tax reform bill in December 2017. The Federal Reserve’s (“Fed”) decision in the same month to raise short-term interest rates by a quarter of a percentage point did little to temper the rally, as the rate hike was largely driven by the Fed’s positive outlook for U.S. economic growth and a strong jobs market. In the first months of the Reporting Period, the information technology and consumer discretionary sectors drove U.S. equity gains, as growth-oriented stocks outperformed their value counterparts. In non-U.S. developed markets, financials stocks rallied, with European equity markets benefiting from the easing of political concerns thanks to the formation of a ruling coalition in Germany and positive Brexit-related developments. (Brexit refers to the U.K.’s efforts to leave the European Union.) In late January 2018, the U.S. dollar fell to a three-year low versus other developed markets currencies based both on concerns about rhetoric from the U.S. Treasury Secretary, who said he favored a weak U.S. dollar, as well as on what investors perceived as the erosion of the U.S. dollar’s yield relative to those of other currencies.

Volatility returned to the capital markets in February 2018 amid bond market jitters and a significant sell-off in the global equity markets. The turbulence persisted through most of the second half of the Reporting Period, with equity market swings largely influenced by a rise in the 10-year U.S. Treasury yield, which ultimately breached 3% in late April 2018 — the first time it had done so since 2014. The U.S. Administration’s announcement of steel and aluminum tariffs, which stoked fears of a global trade war, compounded equity investors’ concerns. In March 2018, at Jerome Powell’s first policy meeting as Fed chair, the U.S. central bank raised short-term interest rates by another quarter percentage point. Although U.S. and international stocks generated negative returns during the second half the Reporting Period, they finished the Reporting Period overall in positive territory. Meanwhile, commodity prices broadly pushed higher due to a combination of U.S. sanctions on Russia, trade disputes and continuing tightness in oil supplies.

Credit markets generally sold off during the Reporting Period overall, as a more hawkish Fed continued to forecast additional interest rate hikes against the backdrop of strong economic growth and increasing signs of inflation. (Hawkish tends to suggest higher interest rates; opposite of dovish.) Credit spreads, or yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity, were relatively flat during the Reporting Period, as enthusiasm about U.S. tax reform offset idiosyncratic corporate earnings pressure in the information technology and retail industries. In the U.S., demand for high yield corporate bonds waned, as investors sought out securities with less interest rate duration, such as floating rate loans. (Duration measures sensitivity to changes in interest rates.) In addition, while floating rate loan spreads versus LIBOR widened, this was more than offset by a significant increase in LIBOR itself, which helped to make floating rate loans one of the strongest performing fixed income sectors of the Reporting Period. (LIBOR is London interbank offered rates, which are floating interest rates widely used as reference rates in bank, corporate and government lending agreements.) Outside the U.S., emerging markets credit spreads, or yield differentials versus U.S. Treasuries, widened marginally, as rising U.S. interest rates proved to

1

MARKET REVIEW

be a headwind for emerging markets debt. Weakness in the U.S. dollar during the Reporting Period overall boosted the performance of local bonds relative to hard currency bonds.

Public real estate markets were driven largely by fundamentals during the Reporting Period overall, as investors’ search for yield abated. Dispersion among returns across yield quintiles, or market segments, remained modest, with lower yielding, higher quality real estate investment trusts (“REITs”) slightly outperforming. Global real estate markets were up modestly for the Reporting Period overall due in large part to a rally within industrial REITs, which benefited from ongoing e-commerce demand and higher barriers to entry for competitive new supply. Health care REITs were challenged during the Reporting Period overall by weaker supply/demand dynamics and investor concerns about rising interest rates. Regionally, Japan and continental Europe drove real estate markets during the Reporting Period as a whole, while U.S. real estate lagged substantially.

Looking Ahead

At the end of the Reporting Period, investors appeared to be monitoring U.S. political developments and their possible impact on global markets. A key issue was whether the U.S. would exit the “Iran Deal,” a 2015 accord with Iran that sought to curb that country’s nuclear weapons program, and then resume economic sanctions, which could potentially cause geopolitical and economic conflicts with U.S. allies that trade with Iran. (On May 8, 2018, after the end of the Reporting Period, the President said the U.S. would withdraw from the Iran Deal and reinstate economic sanctions.) U.S. trade policy also remained in the news after the President delayed until June 2018 the imposition of steel and aluminum tariffs on the European Union, Mexico and Canada. From an economic perspective, investors continued to watch for any increase in U.S. inflation or slowdown in European economic growth, as these two factors could determine the severity and pace of Fed and European Central Bank monetary policy action.

2

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager

Global Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Global Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class R6 Shares (formerly Institutional Shares) generated a cumulative total return of 2.94%. This return compares to the 3.37% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International All Country World Index Investable Market Index (“MSCI ACWI IMI”) (Net, USD, 50% Non-U.S. Developed Hedged to USD) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund recorded positive absolute returns but underperformed the Index during the Reporting Period. The Fund’s performance can be attributed to the performance of the Fund’s Underlying Managers, which are unaffiliated investment managers that employ a mix of international, global and U.S.-focused equity investment strategies.

During the Reporting Period, the Fund had capital allocated to 11 Underlying Managers — Boston Partners Global Investors, Inc. (“Boston Partners”), Causeway Capital Management LLC (“Causeway”), Fisher Asset Management, LLC (“Fisher”), GW&K Investment Management, LLC (“GW&K”), Legal & General Investment Management America, Inc. (“LGIMA”), Parametric Portfolio Associates LLC (“Parametric”), Principal Global Investors, LLC (“Principal”), Scharf Investments, LLC (“Scharf”); Vulcan Value Partners, LLC (“Vulcan”), WCM Investment Management (“WCM”) and Wellington Management Company LLP (“Wellington”).

These 11 Underlying Managers represented five asset classes across global equity as part of the Fund’s top-level strategy allocation — U.S. large cap (Scharf and Vulcan), Europe, Australasia and Far East (“EAFE”) large cap (Causeway and WCM), U.S. small cap (GW&K and Boston Partners), EAFE small cap (Principal) and emerging markets (Fisher, Parametric and Wellington). We measure the diversified beta manager, LGIMA, against the MSCI All Country World Index (“ACWI”).

Effective November 11, 2017, Parametric was redeemed and the funds were reallocated to Wellington, which became a new emerging markets Underlying Manager for the Fund. Thus, 10 Underlying Managers had capital allocated to them for the majority of the Reporting Period. Of these 10 Underlying Managers, eight generated positive absolute returns and two generated negative absolute returns during Reporting Period. On a relative basis, four of these Underlying Managers outperformed their respective benchmark indices, while six Underlying Managers underperformed their respective benchmark indices.

The Fund additionally uses Russell Investments Implementation Services, LLC (“RIIS”) for a currency overlay program given the hedged nature of the Fund’s benchmark.

The Fund’s performance relative to the Index was mainly driven by manager selection, which overall detracted during the Reporting Period. The most significant underperformance came from emerging markets Underlying Manager Fisher, which underperformed the MSCI Emerging Markets Index, and U.S. large cap Underlying Manager Scharf, which underperformed the S&P 500® Index. On the positive side, the other U.S. large cap Underlying Manager Vulcan outperformed the S&P 500® Index during the Reporting Period.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest across global equity markets, outperformed the Index during the Reporting Period. Having an overweight to both emerging markets

3

PORTFOLIO RESULTS

equities and EAFE small cap equities contributed positively to relative results. This was offset somewhat by the Fund’s overweight in U.S. small cap equities. Our medium-term view to overweight emerging markets equities relative to developed market equities added to relative performance.

Q	Which global equity asset classes most significantly affected Fund performance?

A	In emerging markets, which we measure relative to the MSCI Emerging Markets Index, Underlying Manager Fisher underperformed the benchmark index. Fisher’s underperformance can be attributed to weak stock selection within consumer discretionary, financials and materials. Slightly offsetting these negative results was Fisher’s underweight in industrials, which added to performance. Underlying Manager Wellington also underperformed the benchmark index, driven by an underweight to and stock selection in health care as well as by weak stock selection in financials. This was partially offset by strong stock selection in the information technology sector, which contributed positively.

In U.S. large cap, which we measure relative to the S&P 500® Index, Underlying Manager Scharf underperformed the benchmark index due to both weak stock selection in health care and financials as well as an underweight in the energy sector. An underweight in utilities, which contributed positively, partially offset these negative returns. On the other hand, Underlying Manager Vulcan outperformed the benchmark index because of strong stock selection in health care, consumer discretionary and financials. These results were partially offset by weak stock selection in information technology, which hurt performance.

In U.S. small cap, both Underlying Managers underperformed their respective benchmark indices in a strong absolute return environment for small cap equities. GW&K underperformed the Russell 2000® Index due to weak stock selection in health care and real estate. This was somewhat offset by positive stock selection in consumer staples and consumer discretionary, which added to returns. Boston Partners, the value-oriented Underlying Manager, underperformed the Russell 2000® Value Index because of weak stock selection in the materials and consumer discretionary sectors. An overweight to and stock selection in information technology also detracted. Strong stock selection within financials partly offset these negative results.

In EAFE large cap, Underlying Manager WCM outpaced its benchmark index, the MSCI ACWI ex-U.S. Index, because of effective stock selection in health care, information technology and consumer discretionary. This outperformance was partly offset by weak stock selection in materials, which detracted from results. Meanwhile, Underlying Manager Causeway underperformed its benchmark index, the MSCI EAFE Index, due to both negative stock selection in information technology and consumer staples as well as an underweight in telecommunication services. On the positive side, strong stock selection in financials added to returns.

In EAFE small cap, Underlying Manager Principal outperformed its benchmark index, the MSCI World ex-U.S. Small Cap Index, thanks to effective stock selection within consumer discretionary and financials. This was offset somewhat by weak stock selection in consumer staples and industrials, which limited returns.

Diversified beta manager LGIMA, which we measure against the MSCI ACWI Index, outperformed during the Reporting Period, largely because of its underweight to and stock selection in consumer staples as well as to effective stock selection in industrials. These positive results were partially offset by an overweight in utilities, which detracted from performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	RIIS manages a currency overlay allocation that seeks to minimize unintended currency exposures that either reduce performance or increase risk of the Fund’s portfolio. RIIS uses currency forwards as part of this strategy. LGIMA uses futures to manage exposure and tracking error to its benchmark index during certain market events, such as dividend accrual periods or small corporate actions. Overall, the use of derivatives by the Underlying Managers did not materially impact the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	As mentioned earlier, Parametric was redeemed early in the Reporting Period and the funds were reallocated to Wellington, which became an emerging markets Underlying Manager for the Fund in November 2017.

In March 2018, we funded the Vanguard S&P 500® ETF to provide the Fund with passive U.S. large cap exposure as we look to adjust the lineup of U.S. large cap Underlying Managers.

4

PORTFOLIO RESULTS

The Fund’s strategic asset allocation remained consistent throughout the Reporting Period. At the beginning and end of the Reporting Period, the Fund’s assets were allocated 38% to U.S. large cap, 26% to EAFE large cap, 10% to U.S. small cap, 7% to EAFE small cap and 17% to emerging markets with the remainder in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views within the equity complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

5

PORTFOLIO RESULTS

Index Definitions

MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The 23 developed markets in the MSCI ACWI Index include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 24 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Emerging markets countries in the index include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

S&P 500® Index is the Standard & Poor’s 500 composite index of 500 stocks, an unmanaged index of common stock prices.

Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

MSCI ACWI ex-U.S. Index is a market-capitalization weighted index maintained by MSCI and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. It includes both developed and emerging markets. It holds 22 countries classified as developed markets and 24 classified as emerging markets. Developed countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. Emerging markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI World ex-U.S. Small Cap Index is an unmanaged index maintained by MSCI and considered representative of small-cap stocks of global developed markets, excluding those of the U.S.

It is not possible to invest directly in an unmanaged index.

6

FUND BASICS

Multi-Manager Global Equity Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017–April 30, 2018	Fund Total Return (based on NAV)[1]	MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD)[2]
Class R6 Shares	2.94%	3.37%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD) is a custom index that comprises the MSCI ACWI IMI (which covers 8,498 securities and includes large, mid, small and micro cap size segments for all developed markets countries in the index together with large, mid and small cap size segments for the emerging markets countries) and a currency hedge on 50% of the non-U.S. developed markets exposures back to U.S. dollars. As of April 30, 2018, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 24 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Index figures do not reflect any deductions for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Since Inception	Inception Date
Class R6 Shares	12.85%	6.27%	6/24/2015

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class R6 Shares	0.85%	1.47%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

7

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/18[5]
Holding	% of Net Assets	Line of Business
Vanguard S&P 500 ETF	1.7%	Exchange Traded Funds
Oracle Corp.	1.4	Software
CVS Health Corp.	0.8	Health Care Providers & Services
McKesson Corp.	0.8	Health Care Providers & Services
National Oilwell Varco, Inc.	0.7	Energy Equipment & Services
Tencent Holdings Ltd.	0.7	Internet Software & Services
Visa, Inc. Class A	0.6	IT Services
Skyworks Solutions, Inc.	0.5	Semiconductors & Semiconductor Equipment
Microsoft Corp.	0.5	Software
Taiwan Semiconductor	0.5	Semiconductors & Semiconductor Equipment
Manufacturing Co. Ltd. ADR

[5]	The top ten holdings may not be representative of the Fund’s future investments.

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying compositions of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

8

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class R6 Shares (formerly Institutional Shares) generated a cumulative total return of 0.04%. This return compares to the 1.00% cumulative total return of the Fund’s benchmark, the Multi-Manager Non-Core Fixed Income Composite Index (the “Index”), during the same time period.

The Index is composed 40% of the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged); 20% of the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged); 20% of the J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index (Gross, USD, Unhedged); and 20% of the J.P. Morgan Government Bond Index — Emerging Markets (“GBI-EMSM”) Global Diversified Index (Gross, USD, Unhedged), which returned -0.17%, 2.59%, -2.41% and 5.15%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted a slightly positive absolute return but underperformed the Index during the Reporting Period. The Fund’s performance can be attributed to the Fund’s strategic asset allocation as well as the performance of the Underlying Managers, which are unaffiliated investment managers that employ a non-core fixed income investment strategy.

During the Reporting Period, the Fund allocated capital to five Underlying Managers — Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Brigade Capital Management, LP (“Brigade”), Lazard Asset Management LLC (“Lazard”) and Symphony Asset Management LLC (“Symphony”). These five Underlying Managers represented four sectors across non-core fixed income as part of the Fund’s top-level strategy allocation — high yield (Ares and Brigade), bank loans (Symphony), external emerging markets debt (BlueBay and Lazard) and local emerging markets debt (BlueBay and Lazard). Of the five Underlying Managers with allocated capital during the Reporting Period, four generated negative absolute returns and one generated a positive absolute return. On a relative basis, four Underlying Managers underperformed their respective strategy benchmarks, while one Underlying Manager performed in line with its strategy benchmark.

The Fund’s underperformance relative to the Index was mainly driven by manager selection. The most significant underperformance came from external emerging markets debt Underlying Manager BlueBay, which underperformed the J.P. Morgan GBI-EMSM Global Diversified Index, and bank loans Underlying Manager Symphony, which underperformed the Credit Suisse Leveraged Loan Index during the Reporting Period.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest in non-core fixed income sectors, underperformed the Index during the Reporting Period. An underweight in emerging markets hard currency debt detracted from relative returns. The asset class performed well for most of the Reporting Period, driven by tailwinds from emerging markets currency appreciation on the back of strong macroeconomic data in emerging economies. This trend partially reversed in April 2018 amid strength in the U.S. dollar. An overweight in high yield corporate bonds also detracted from relative results, as the Federal Reserve continued to raise U.S. interest rates.

Q	Which non-core fixed income sectors most significantly affected Fund performance?

A	BlueBay, one of the external emerging markets debt Underlying Managers, underperformed the J.P. Morgan

9

PORTFOLIO RESULTS

GBI-EMSM Global Diversified Index during the Reporting Period because of its overall currency positioning, especially in Mexico and South Africa. These negative results were partially offset by currency positioning in Brazil as well as by duration positioning in Brazilian local interest rates, both of which contributed positively. (Duration measures sensitivity to changes in interest rates.)

Symphony, the bank loans Underlying Manager, underperformed the Credit Suisse Leveraged Loan Index because of weak security selection in the retail industry. Defensive cash positioning also hurt Symphony’s returns, given that the broader leveraged loan market rallied during the Reporting Period. Effective security selection in the media/telecommunications industry helped to partially offset these negative results.

Lazard, the other external emerging markets debt Underlying Manager, underperformed the J.P. Morgan EMBISM Diversified Index during the Reporting Period. The underperformance was driven by negative security selection in sovereign hard currencies, largely because of an overweight in Argentina. A cash drag due to portfolio investment inflows also hampered performance. These results were somewhat offset by overweight positions in several relatively higher yielding countries, such as Angola and Ukraine, which added to returns.

Ares, a high yield Underlying Manager, underperformed the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index during the Reporting Period. Weak security selection in the media content and chemical industries detracted, though this was partially offset by positive security selection in metals and mining.

Brigade, another high yield Underlying Manager, performed in line with the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index. Weak security selection in energy and media was offset by positive security selection in retail and health care.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund’s Underlying Managers used currency forwards and interest rate swaps during the Reporting Period to implement their strategies. BlueBay used futures during the Reporting Period to gain exposure to emerging markets as well as to hedge risks such as U.S. interest rate duration. Overall, the use of derivatives by the Underlying Managers did not materially impact the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	The Fund’s strategic asset allocation remained consistent throughout the Reporting Period. At the beginning and end of the Reporting Period, the Fund’s assets were allocated 12% to local emerging markets debt, 18% to external emerging markets debt, 13% to bank loans and 54% to high yield with the remainder in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the non-core fixed income market as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate total return consisting of income and capital appreciation.

10

PORTFOLIO RESULTS

Index Definitions

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

J.P. Morgan Government Bond Index — Emerging Markets (“GBI-EMSM”) Global Diversified Index is a comprehensive local emerging markets index, consisting of regularly traded, fixed-rate, local currency government bonds.

It is not possible to invest directly in an unmanaged index.

11

FUND BASICS

Multi-Manager Non-Core Fixed Income Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017– April 30, 2018	Fund Total Return (based on NAV)[1]	Multi- Manager Non-Core Fixed Income Composite Index[2]	Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged)	Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged)	J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged)	J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged)
Class R6 Shares	0.04%	1.00%	-0.17%	2.59%	-2.41%	5.15%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Multi-Manager Non-Core Fixed Income Composite Index is comprised of the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) (40%), the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) (20%), the J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) (20%), and the J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) (20%). The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Since Inception	Inception Date
Class R6 Shares	4.46%	3.09%	3/31/2015

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class R6 Shares	0.70%	1.12%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

12

FUND BASICS

TOP TEN HOLDINGS AS OF 4/30/18[5]
Holding	% of Net Assets	Line of Business
iShares iBoxx $ High Yield Corporate Bond ETF	1.2%	Exchange Traded Funds
Republic of South Africa	0.8	Foreign Debt Obligations
United Mexican States	0.6	Foreign Debt Obligations
Russian Federation Bond	0.5	Foreign Debt Obligations
Brazil Notas do Tesouro Nacional	0.5	Foreign Debt Obligations
United Mexican States	0.5	Foreign Debt Obligations
Republic of Turkey	0.5	Foreign Debt Obligations
Republic of Egypt	0.4	Foreign Debt Obligations
Brazil Notas do Tesouro Nacional	0.4	Foreign Debt Obligations
Corp. Nacional del Cobre de Chile	0.4	Corporate Obligations

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND COMPOSITION[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying compositions of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

13

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager

Real Assets Strategy Fund

Investment Objective

The Fund seeks to provide long-term capital growth through investments related to real assets.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Real Assets Strategy Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class R6 Shares (formerly Institutional Shares) generated a cumulative total return of -0.50%. This return compares to the -0.92% cumulative total return of the Fund’s benchmark, the Multi-Manager Real Assets Strategy Composite Index (the “Index”), during the same time period.

The Index is composed 50% of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) and 50% of the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged), which returned 1.42% and -3.22%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund posted a slightly negative absolute return but outperformed the Index on a relative basis during the Reporting Period. The Fund’s performance can be attributed to the Fund’s strategic asset allocation as well as to the performance of the Underlying Managers, which are unaffiliated investment managers that employ a real assets investment strategy. Real assets are defined broadly by the Fund and include any assets that have physical properties or inflation sensitive characteristics, such as energy, real estate, infrastructure, commodities and inflation linked or floating rate fixed income securities. Inflation is a sustained increase in prices that erodes the purchasing power of money. Assets with inflation sensitive characteristics are assets that benefit from rising real cash flows in times of rising inflation.

During the Reporting Period, the Fund allocated capital to four Underlying Managers — PGIM Real Estate, a business unit of PGIM, Inc. (“PGIM Real Estate”), Presima Inc. (“Presima”), RARE Infrastructure (North America) Pty Limited (“RARE”) and RREEF America L.L.C. (“RREEF”). These four Underlying Managers represented two sectors of real assets as part of the Fund’s top-level strategy allocation — global real estate (PGIM Real Estate and Presima) and global infrastructure (RARE and RREEF).

Of the four Underlying Managers with allocated capital during the Reporting Period, two generated negative absolute returns and two generated positive absolute returns. On a relative basis, two of the Underlying Managers outperformed their respective benchmark index and two underperformed their respective benchmark index during the Reporting Period.

Strategic asset allocation, which reflects a longer-term perspective to diversify and invest across real assets, contributed positively to relative results during the Reporting Period. An overweight position in real estate securities relative to the Index contributed positively as did an overweight in global infrastructure securities.

From a manager selection perspective, Fund performance relative to the Index was driven by global infrastructure Underlying Managers RARE and RREEF, both of which outperformed the Dow Jones Brookfield Global Infrastructure Index. Global real estate Underlying Managers PGIM Real Estate and Presima underperformed the FTSE EPRA/NAREIT Developed Index during the Reporting Period.

Q	Which real assets asset classes most significantly affected Fund performance?

A

In global infrastructure, which we measure against the Dow Jones Brookfield Global Infrastructure Index, Underlying Manager RREEF outperformed the benchmark index during the Reporting Period, primarily because of strong stock selection in North American utilities. Exposure to North American waste management companies, which are not represented in the benchmark index, also added to relative

14

PORTFOLIO RESULTS

returns. These positive results were partially offset by weak stock selection in European and American transportation companies, which detracted.

Global infrastructure Underlying Manager RARE also outperformed the Dow Jones Brookfield Global Infrastructure Index during the Reporting Period, thanks to robust stock selection in electric utilities, particularly within North America and Latin America. A significant overweight in rail companies also contributed positively. On the other hand, lack of exposure to emerging Asian energy companies detracted from relative performance during the Reporting Period.

In global real estate, which we measure against the FTSE EPRA/NAREIT Developed Index, Underlying Manager PGIM Real Estate underperformed the benchmark index during the Reporting Period. The negative results were due to weak stock selection within Europe, driven mainly by a lack of exposure to Austria and stock selection in the U.K. Strong stock selection in the U.S., namely among shopping centers and office space, added to relative returns.

Global real estate Underlying Manager Presima also underperformed the FTSE EPRA/NAREIT Developed Index during the Reporting Period. An underweight in Sweden, along with an underweight in U.S. health care real estate investment trusts (“REITs”), detracted from relative results. Partially offsetting the negative performance was strong stock selection in U.S. specialized REITs and an underweight in the Netherlands, which bolstered returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts to facilitate equity transactions settling in foreign currencies. Overall, the use of derivatives by the Underlying Managers did not materially impact the Fund’s performance during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	The Fund’s strategic asset allocation remained consistent throughout the Reporting Period. At the beginning and end of the Reporting Period, the Fund’s assets were allocated 60% to global real estate and 39% to global infrastructure with the remainder in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the real assets complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth through investments related to real assets.

15

PORTFOLIO RESULTS

Index Definitions:

FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The index incorporates REITs and real estate holding & development companies.

Dow Jones Brookfield Global Infrastructure Index intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.

It is not possible to invest directly in an unmanaged index.

16

FUND BASICS

Multi-Manager Real Assets Strategy Fund

as of April 30, 2018

PERFORMANCE REVIEW
November 1, 2017– April 30, 2018	Fund Total Return (based on NAV)[1]	Multi-Manager Real Assets Strategy Composite Index[2]	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)	FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged)
Class R6 Shares	-0.50%	-0.92%	-3.22%	1.42%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark index is the Multi-Manager Real Assets Strategy Composite Index, which is composed of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) (50%) and the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) (50%). The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/18	One Year	Since Inception	Inception Date
Class R6 Shares	3.72%	-0.02%	6/30/2015

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class R6 Shares	0.90%	1.33%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN EQUITY HOLDINGS AS OF 4/30/18[5]
Holding	% of Net Assets	Line of Business
AvalonBay Communities, Inc.	2.4%	Equity Real Estate Investment Trusts (REITs)
Prologis, Inc.	2.2	Equity Real Estate Investment Trusts (REITs)
Mitsui Fudosan Co. Ltd.	1.9	Real Estate Management & Development
Crown Castle International Corp.	1.9	Equity Real Estate Investment Trusts (REITs)
Vinci SA	1.9	Construction & Engineering
Enbridge, Inc.	1.8	Oil, Gas & Consumable Fuels
Hudson Pacific Properties, Inc.	1.6	Equity Real Estate Investment Trusts (REITs)
National Grid PLC	1.6	Multi-Utilities
Simon Property Group, Inc.	1.6	Equity Real Estate Investment Trusts (REITs)
Welltower, Inc.	1.5	Equity Real Estate Investment Trusts (REITs)

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

18

FUND BASICS

FUND SECTOR ALLOCATION[6]

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

19

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 90.4%
Australia – 0.9%
2,930	AGL Energy Ltd. (Multi-Utilities)	$47,752
5,205	ALS Ltd. (Professional Services)	30,376
106,953	Alumina Ltd. (Metals & Mining)	210,523
1,383	Amcor Ltd. (Containers & Packaging)	14,252
928	Ansell Ltd. (Health Care Equipment & Supplies)	18,131
520	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	10,431
418	ASX Ltd. (Capital Markets)	18,376
12,255	Aurizon Holdings Ltd. (Road & Rail)	41,241
56,210	AusNet Services (Electric Utilities)	72,561
1,116	Australia & New Zealand Banking Group Ltd. (Banks)	22,434
3,970	Bank of Queensland Ltd. (Banks)	29,911
4,521	Bendigo & Adelaide Bank Ltd. (Banks)	35,984
1,061	BHP Billiton Ltd. (Metals & Mining)	24,752
8,137	BlueScope Steel Ltd. (Metals & Mining)	99,999
10,749	Boral Ltd. (Construction Materials)	55,317
3,298	Challenger Ltd. (Diversified Financial Services)	26,664
312	CIMIC Group Ltd. (Construction & Engineering)	10,617
32,898	Coca-Cola Amatil Ltd. (Beverages)	229,632
450	Cochlear Ltd. (Health Care Equipment & Supplies)	65,488
3,374	Computershare Ltd. (IT Services)	42,922
10,977	CSL Ltd. (Biotechnology)	1,406,033
5,665	Dexus (Equity Real Estate Investment Trusts (REITs))	40,287
530	Domino’s Pizza Enterprises Ltd. (Hotels, Restaurants & Leisure)	16,778
46,551	Downer EDI Ltd. (Commercial Services & Supplies)	239,588
11,329	Fortescue Metals Group Ltd. (Metals & Mining)	38,438
9,455	Goodman Group (Equity Real Estate Investment Trusts (REITs))	64,327
14,183	Healthscope Ltd. (Health Care Providers & Services)	25,840
3,056	Iluka Resources Ltd. (Metals & Mining)	26,828
13,309	Incitec Pivot Ltd. (Chemicals)	37,874
49,100	Investa Office Fund (Equity Real Estate Investment Trusts (REITs))	161,732
2,226	LendLease Group (Real Estate Management & Development)	29,854
8,463	Macquarie Atlas Roads Group (Transportation Infrastructure)	40,920
577	Macquarie Group Ltd. (Capital Markets)	46,990
907	Magellan Financial Group Ltd. (Capital Markets)	15,846
35,542	Mirvac Group (Equity Real Estate Investment Trusts (REITs))	59,646
1,517	National Australia Bank Ltd. (Banks)	32,978
3,887	Newcrest Mining Ltd. (Metals & Mining)	61,609

Common Stocks – (continued)
Australia – (continued)
40,010	Northern Star Resources Ltd. (Metals & Mining)	190,947
1,683	Orica Ltd. (Chemicals)	25,075
4,621	Origin Energy Ltd.* (Oil, Gas & Consumable Fuels)	33,737
10,672	Orora Ltd. (Containers & Packaging)	26,766
4,940	Qantas Airways Ltd. (Airlines)	21,364
2,883	QBE Insurance Group Ltd. (Insurance)	21,532
920	REA Group Ltd. (Internet Software & Services)	55,698
315	Rio Tinto Ltd. (Metals & Mining)	18,747
10,039	Santos Ltd.* (Oil, Gas & Consumable Fuels)	46,238
14,622	Scentre Group (Equity Real Estate Investment Trusts (REITs))	44,195
1,488	SEEK Ltd. (Professional Services)	21,644
18,694	Seven Network Ltd. (Trading Companies & Distributors)	254,909
1,538	Sonic Healthcare Ltd. (Health Care Providers & Services)	27,269
13,432	South32 Ltd. (Metals & Mining)	37,274
24,461	Spark Infrastructure Group (Electric Utilities)	43,130
14,531	Stockland (Equity Real Estate Investment Trusts (REITs))	45,168
1,931	Suncorp Group Ltd. (Insurance)	20,310
4,326	Sydney Airport (Transportation Infrastructure)	23,162
5,558	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	18,277
58,873	The GPT Group (Equity Real Estate Investment Trusts (REITs))	213,480
14,371	The Star Entertainment Grp Ltd. (Hotels, Restaurants & Leisure)	56,870
2,352	Transurban Group (Transportation Infrastructure)	20,495
3,232	Treasury Wine Estates Ltd. (Beverages)	46,166
17,958	Vicinity Centres (Equity Real Estate Investment Trusts (REITs))	32,881
887	Wesfarmers Ltd. (Food & Staples Retailing)	29,182
3,798	Westfield Corp. (Equity Real Estate Investment Trusts (REITs))	26,245
1,186	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	28,741

		4,882,433

Austria – 0.2%
821	ams AG (Semiconductors & Semiconductor Equipment)	67,714
900	ANDRITZ AG (Machinery)	48,376
3,386	CA Immobilien Anlagen AG (Real Estate Management & Development)	117,516
1,921	Erste Groupe Bank AG (Banks)	93,940
2,626	OMV AG (Oil, Gas & Consumable Fuels)	162,641

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Austria – (continued)
3,086	Raiffeisen Bank International AG* (Banks)	$104,171
7,972	S&T AG (Technology Hardware, Storage & Peripherals)	204,642
2,490	voestalpine AG (Metals & Mining)	131,366

		930,366

Belgium – 0.2%
714	Ackermans & van Haaren NV (Diversified Financial Services)	128,838
2,518	Ageas (Insurance)	134,694
1,235	Colruyt SA (Food & Staples Retailing)	69,495
393	Galapagos NV* (Biotechnology)	35,215
3,170	Greenyard NV (Food Products)	66,755
977	Groupe Bruxelles Lambert SA (Diversified Financial Services)	111,678
1,601	KBC Group NV (Banks)	139,191
1,730	Proximus SADP (Diversified Telecommunication Services)	53,014
318	Solvay SA (Chemicals)	44,224
990	Telenet Group Holding NV* (Media)	57,855
1,186	UCB SA (Pharmaceuticals)	89,323
3,053	Umicore SA (Chemicals)	169,803

		1,100,085

Brazil – 1.1%
105,354	Ambev SA ADR (Beverages)	697,443
62,311	B3 SA – Brasil Bolsa Balcao (Capital Markets)	450,008
72,948	Banco Bradesco SA ADR (Banks)	714,890
3,041	Banco do Brasil SA (Banks)	31,858
33,660	Banco Santander Brasil SA (Banks)	366,175
5,564	BR Malls Participacoes SA (Real Estate Management & Development)	17,344
11,098	Cia de Saneamento Basico do Estado de Sao Paulo (Water Utilities)	111,385
5,990	Cia de Saneamento de Minas Gerais-COPASA (Water Utilities)	86,177
5,748	Cia Hering (Specialty Retail)	31,339
5,500	Cia Siderurgica Nacional SA* (Metals & Mining)	13,785
1,700	Cosan SA Industria e Comercio (Oil, Gas & Consumable Fuels)	19,304
5,600	Cyrela Brazil Realty SA Empreendimentos e Participacoes (Household Durables)	22,220
2,500	Duratex SA (Paper & Forest Products)	7,636
8,896	EDP – Energias do Brasil SA (Electric Utilities)	35,272
5,900	Embraer SA (Aerospace & Defense)	37,288
6,107	Engie Brasil Energia SA (Independent Power and Renewable Electricity Producers)	64,483
1,017	Equatorial Energia SA (Electric Utilities)	20,655

Common Stocks – (continued)
Brazil – (continued)
14,047	Estacio Participacoes SA (Diversified Consumer Services)	127,911
2,967	Fibria Celulose SA (Paper & Forest Products)	58,278
800	Fleury SA (Health Care Providers & Services)	5,963
9,037	Hypera SA (Pharmaceuticals)	81,259
3,060	IRB Brasil Resseguros S/A (Insurance)	41,316
51,044	Itau Unibanco Holding SA ADR (Banks)	741,669
168	Itausa – Investimentos Itau SA* (Banks)	647
5,400	JBS SA (Food Products)	13,488
6,242	Kroton Educacional SA (Diversified Consumer Services)	24,963
1,575	Localiza Rent a Car SA (Road & Rail)	12,539
11,100	Lojas Renner SA (Multiline Retail)	103,326
300	M Dias Branco SA (Food Products)	3,768
283	Magazine Luiza SA (Multiline Retail)	8,620
6,200	MRV Engenharia e Participacoes SA (Household Durables)	26,547
300	Multiplan Empreendimentos Imobiliarios SA (Real Estate Management & Development)	5,696
2,200	Natura Cosmeticos SA (Personal Products)	20,228
5,300	Odontoprev SA (Health Care Providers & Services)	22,739
22,106	Petroleo Brasileiro SA ADR* (Oil, Gas & Consumable Fuels)	311,474
2,811	Porto Seguro SA (Insurance)	36,269
2,300	Qualicorp SA (Health Care Providers & Services)	15,987
27,700	Raia Drogasil SA (Food & Staples Retailing)	543,847
3,940	Rumo SA* (Road & Rail)	16,702
900	Sao Martinho SA (Food Products)	4,362
1,190	Smiles Fidelidade SA (Media)	24,458
7,687	Suzano Papel e Celulose SA (Paper & Forest Products)	90,097
4,710	TIM Participacoes SA (Wireless Telecommunication Services)	21,445
14,515	Tim Participacoes SA ADR (Wireless Telecommunication Services)	330,216
1,715	TOTVS SA (Software)	15,666
12,200	Ultrapar Participacoes SA (Oil, Gas & Consumable Fuels)	210,519
6,739	Vale SA (Metals & Mining)	93,625
5,679	Via Varejo SA (Specialty Retail)	48,227
4,694	WEG SA (Machinery)	23,824

		5,812,937

Canada – 3.0%
6,400	Air Canada* (Airlines)	125,812
3,700	Allied Properties Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	119,534

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Canada – (continued)
3,100	ARC Resources Ltd. (Oil, Gas & Consumable Fuels)	$34,575
1,460	Bank of Montreal (Banks)	110,880
1,552	BCE, Inc. (Diversified Telecommunication Services)	65,866
2,652	Brookfield Asset Management, Inc. Class A (Capital Markets)	105,113
5,900	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts (REITs))	170,206
4,205	Canadian Imperial Bank of Commerce (Banks)	366,249
525	Canadian National Railway Co. (Road & Rail)	40,550
1,268	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	45,745
12,904	Canadian Pacific Railway Ltd. (Road & Rail)	2,354,376
580	Canadian Tire Corp. Ltd. Class A (Multiline Retail)	79,044
5,857	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	58,664
16,585	CES Energy Solutions Corp. (Energy Equipment & Services)	81,249
3,339	CI Financial Corp. (Capital Markets)	70,267
152	Constellation Software, Inc. (Software)	108,633
3,600	Crescent Point Energy Corp. (Oil, Gas & Consumable Fuels)	31,543
14,600	Detour Gold Corp.* (Metals & Mining)	105,524
5,891	Dollarama, Inc. (Multiline Retail)	678,134
9,800	Dream Global Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	104,492
5,263	Emera, Inc. (Electric Utilities)	163,922
10,700	Empire Co. Ltd. Class A (Food & Staples Retailing)	206,925
670	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	20,294
89,496	Encana Corp. (Oil, Gas & Consumable Fuels)	1,114,561
38,473	Enerplus Corp. (Oil, Gas & Consumable Fuels)	446,562
389	Fairfax Financial Holdings Ltd. (Insurance)	215,361
2,957	First Quantum Minerals Ltd. (Metals & Mining)	42,606
5,057	Fortis, Inc. (Electric Utilities)	169,755
1,381	Franco-Nevada Corp. (Metals & Mining)	97,954
24,243	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	706,171
1,903	Goldcorp, Inc. (Metals & Mining)	25,291
3,903	Great-West Lifeco, Inc. (Insurance)	104,054
10,100	H&R Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	162,204

Common Stocks – (continued)
Canada – (continued)
2,214	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	68,854
3,231	Intact Financial Corp. (Insurance)	246,361
3,100	Kinaxis, Inc.* (Software)	200,373
14,000	Kirkland Lake Gold Ltd. (Metals & Mining)	244,246
1,123	Loblaw Cos. Ltd. (Food & Staples Retailing)	57,114
1,638	Magna International, Inc. (Auto Components)	96,740
65,515	Manulife Financial Corp. (Insurance)	1,236,363
1,673	Metro, Inc. (Food & Staples Retailing)	53,085
2,442	National Bank of Canada (Banks)	115,981
6,800	New Flyer Industries, Inc. (Machinery)	312,314
1,156	Nutrien Ltd. (Chemicals)	52,625
43,300	OceanaGold Corp. (Metals & Mining)	116,685
1,432	Onex Corp. (Diversified Financial Services)	106,066
5,828	Open Text Corp. (Software)	205,758
11,700	Parex Resources, Inc.* (Oil, Gas & Consumable Fuels)	201,295
909	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	28,949
4,719	Power Corp. of Canada (Insurance)	112,136
5,471	Power Financial Corp. (Insurance)	141,936
400	Restaurant Brands International, Inc. (Hotels, Restaurants & Leisure)	21,767
7,638	RioCan Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	138,905
14,060	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	460,184
1,706	Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	80,533
1,433	Royal Bank of Canada (Banks)	108,975
2,220	Saputo, Inc. (Food Products)	71,980
5,814	Shaw Communications, Inc. Class B (Media)	119,500
7,855	Shopify, Inc. Class A* (Internet Software & Services)	1,049,664
838	SNC-Lavalin Group, Inc. (Construction & Engineering)	36,739
2,963	Sun Life Financial, Inc. (Insurance)	122,309
1,297	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	49,599
2,691	Teck Resources Ltd. Class B (Metals & Mining)	67,550
1,715	TELUS Corp. (Diversified Telecommunication Services)	61,376
7,800	TFI International, Inc. (Road & Rail)	225,808
1,453	The Bank of Nova Scotia (Banks)	89,311
11,200	The Stars Group, Inc.* (Hotels, Restaurants & Leisure)	348,400
2,350	The Toronto-Dominion Bank (Banks)	131,982
1,262	Thomson Reuters Corp. (Capital Markets)	50,747

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Canada – (continued)
3,037	Toromont Industries Ltd. (Trading Companies & Distributors)	$133,004
2,819	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	53,023
641	TransCanada Corp. (Oil, Gas & Consumable Fuels)	27,179
300	Waste Connections, Inc. (Commercial Services & Supplies)	21,683
2,751	Wheaton Precious Metals Corp. (Metals & Mining)	57,101
27,300	Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	197,741

		15,654,057

Chile – 0.1%
80,283	AES Gener SA (Independent Power and Renewable Electricity Producers)	22,436
27,444	Aguas Andinas SA Class A (Water Utilities)	18,239
3,938	AntarChile SA (Industrial Conglomerates)	71,311
1,864	Banco de Chile (Banks)	308
605	Banco de Credito e Inversiones SA (Banks)	45,700
86,938	Banco Santander Chile (Banks)	7,217
8,260	Cencosud SA (Food & Staples Retailing)	24,535
496	Cia Cervecerias Unidas SA (Beverages)	6,865
120,844	Colbun SA (Independent Power and Renewable Electricity Producers)	30,069
4,505	Empresa Nacional de Telecomunicaciones SA (Wireless Telecommunication Services)	53,188
9,410	Empresas CMPC SA (Paper & Forest Products)	38,376
2,125	Empresas COPEC SA (Oil, Gas & Consumable Fuels)	34,690
90,417	Enel Americas SA (Electric Utilities)	20,653
901,581	Enel Chile SA (Electric Utilities)	112,257
16,871	Engie Energia Chile SA (Electric Utilities)	36,330
2,450,448	Itau CorpBanca (Banks)	25,049
557	Latam Airlines Group SA (Airlines)	8,529
5,762	Parque Arauco SA (Real Estate Management & Development)	17,851
29,013	Quinenco SA (Industrial Conglomerates)	95,076
606	SACI Falabella (Multiline Retail)	5,863
72,273	Sociedad Matriz del Banco de Chile SA (Banks)	38,315
2,631	SONDA SA (IT Services)	4,847
15,582	Vina Concha y Toro SA (Beverages)	34,353

		752,057

Common Stocks – (continued)
China – 3.7%
50,500	3SBio, Inc.*(a) (Biotechnology)	108,508
4,525	51job, Inc. ADR* (Professional Services)	373,493
740,547	Agricultural Bank of China Ltd. Class H (Banks)	417,529
36,000	Air China Ltd. Class H (Airlines)	47,459
13,128	Alibaba Group Holding Ltd. ADR* (Internet Software & Services)	2,343,873
74,000	Aluminum Corp. of China Ltd. Class H* (Metals & Mining)	41,794
44,087	Anhui Conch Cement Co. Ltd. Class H (Construction Materials)	275,168
15,404	ANTA Sports Products Ltd. (Textiles, Apparel & Luxury Goods)	87,898
2,153	Autohome, Inc. ADR (Internet Software & Services)	210,025
8,598	Baidu, Inc. ADR* (Internet Software & Services)	2,157,238
437,292	Bank of China Ltd. Class H (Banks)	237,376
511,273	Bank of Communications Co. Ltd. Class H (Banks)	418,367
28,298	Beijing Capital International Airport Co. Ltd. Class H (Transportation Infrastructure)	38,541
33,000	China Cinda Asset Management Co. Ltd. (Capital Markets)	11,778
489,823	China CITIC Bank Corp. Ltd. Series H (Banks)	350,149
21,541	China Communications Construction Co. Ltd. Class H (Construction & Engineering)	24,819
13,000	China Conch Venture Holdings Ltd. (Machinery)	40,359
320,066	China Construction Bank Corp. Class H (Banks)	335,320
63,000	China Everbright Bank Co. Ltd. Class H (Banks)	31,484
20,000	China Evergrande Group* (Real Estate Management & Development)	63,351
27,000	China Galaxy Securities Co. Ltd. Class H (Capital Markets)	17,735
63,000	China Huarong Asset Management Co. Ltd. Class H(a) (Capital Markets)	21,698
113,000	China Huishan Dairy Holdings Co. Ltd.*(b) (Food Products)	—
22,000	China Longyuan Power Group Corp. Ltd. Class H (Independent Power and Renewable Electricity Producers)	21,609
8,975	China Medical System Holdings Ltd. (Pharmaceuticals)	21,978
9,000	China Mengniu Dairy Co. Ltd. (Food Products)	29,014
7,000	China Merchants Bank Co. Ltd. Class H (Banks)	30,523
36,500	China Minsheng Banking Corp. Ltd. Class H (Banks)	34,157

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
42,987	China National Building Material Co. Ltd. Class H (Construction Materials)	$50,221
24,000	China Oilfield Services Ltd. Class H (Energy Equipment & Services)	23,945
73,200	China Pacific Insurance Group Co. Ltd. Class H (Insurance)	323,008
284,902	China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	277,454
23,500	China Railway Construction Corp. Ltd. Class H (Construction & Engineering)	27,829
41,444	China Railway Group Ltd. Class H (Construction & Engineering)	33,218
44,799	China Shenhua Energy Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	109,886
612,782	China Telecom Corp. Ltd. Class H (Diversified Telecommunication Services)	297,035
4,900	China Vanke Co. Ltd. Class H (Real Estate Management & Development)	20,251
5,970	Chlitina Holding Ltd. (Personal Products)	38,940
166,438	Chongqing Rural Commercial Bank Co. Ltd. Class H (Banks)	127,321
126,000	CITIC Securities Co. Ltd. Class H (Capital Markets)	307,154
21,000	Country Garden Holdings Co. Ltd. (Real Estate Management & Development)	42,820
18,729	Ctrip.com International Ltd. ADR* (Internet & Direct Marketing Retail)	766,016
1,969	Daqo New Energy Corp. ADR* (Semiconductors & Semiconductor Equipment)	105,046
151,551	Dongfeng Motor Group Co. Ltd. Class H (Automobiles)	167,590
2,569	ENN Energy Holdings Ltd. (Gas Utilities)	24,024
37,531	Geely Automobile Holdings Ltd. (Automobiles)	98,708
102,000	Genscript Biotech Corp. (Life Sciences Tools & Services)	340,022
18,000	GF Securities Co. Ltd. Class H (Capital Markets)	31,691
208,000	GOME Retail Holdings Ltd. (Specialty Retail)	22,374
14,500	Great Wall Motor Co. Ltd. Class H (Automobiles)	15,039
79,821	Guangzhou Automobile Group Co. Ltd. Class H (Automobiles)	146,209
19,601	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate Management & Development)	46,603
12,400	Haitong Securities Co. Ltd. Class H (Capital Markets)	16,931
2,500	Hengan International Group Co. Ltd. (Personal Products)	22,233

Common Stocks – (continued)
China – (continued)
48,000	Huaneng Power International, Inc. Class H (Independent Power and Renewable Electricity Producers)	31,723
10,000	Huatai Securities Co. Ltd.(a) (Capital Markets)	20,256
262,734	Industrial and Commercial Bank of China Ltd. Class H (Banks)	230,649
20,487	JD.com, Inc. ADR* (Internet & Direct Marketing Retail)	747,980
32,000	Jiangsu Expressway Co. Ltd. (Transportation Infrastructure)	43,876
13,000	Jiangxi Copper Co. Ltd. Class H (Metals & Mining)	18,482
18,500	Longfor Properties Co. Ltd. (Real Estate Management & Development)	55,329
1,649	Meitu, Inc.*(a) (Technology Hardware, Storage & Peripherals)	1,739
8,000	Minth Group Ltd. (Auto Components)	37,985
2,820	NetEase, Inc. ADR (Internet Software & Services)	724,937
1,100	New China Life Insurance Co. Ltd. Class H (Insurance)	5,129
8,000	PetroChina Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	5,895
4,000	PICC Property and Casualty Co. Ltd. Class H (Insurance)	7,161
94,781	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	926,143
34,000	Postal Savings Bank of China Co. Ltd. Class H(a) (Banks)	23,293
49,500	Semiconductor Manufacturing International Corp.* (Semiconductors & Semiconductor Equipment)	63,662
31,000	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H (Pharmaceuticals)	168,154
16,182	Shanghai Pharmaceuticals Holding Co. Ltd. Class H (Health Care Providers & Services)	44,172
11,000	Shenzhou International Group Holdings Ltd. (Textiles, Apparel & Luxury Goods)	120,079
217,841	Sihuan Pharmaceutical Holdings Group Ltd. (Pharmaceuticals)	52,650
40,000	Sinopec Shanghai Petrochemical Co. Ltd. Class H (Chemicals)	26,560
39,621	Sinopharm Group Co. Ltd. Class H (Health Care Providers & Services)	167,093
85,783	Sinotrans Ltd. Class H (Air Freight & Logistics)	49,150
12,000	Sunac China Holdings Ltd. (Real Estate Management & Development)	50,973
3,300	Sunny Optical Technology Group Co. Ltd. (Electronic Equipment, Instruments & Components)	53,848

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
73,120	Tencent Holdings Ltd. (Internet Software & Services)	$3,594,790
382,236	The People’s Insurance Co. Group of China Ltd. Class H (Insurance)	179,951
67,031	Tianneng Power International Ltd. (Auto Components)	96,719
46,802	Tingyi Cayman Islands Holding Corp. (Food Products)	88,730
9,000	TravelSky Technology Ltd. Class H (IT Services)	26,289
4,000	Tsingtao Brewery Co. Ltd. Class H (Beverages)	20,710
42,000	Want Want China Holdings Ltd. (Food Products)	37,114
187	Weibo Corp. ADR* (Internet Software & Services)	21,415
73,653	Weichai Power Co. Ltd. Class H (Machinery)	85,264
14,500	Wuxi Biologics Cayman, Inc.*(a) (Life Sciences Tools & Services)	131,529
2,087	YY, Inc. ADR* (Internet Software & Services)	201,166
38,000	Zhejiang Expressway Co. Ltd. Class H (Transportation Infrastructure)	39,023
3,200	Zhuzhou CRRC Times Electric Co. Ltd. Class H (Electrical Equipment)	16,966
34,000	Zijin Mining Group Co. Ltd. Class H (Metals & Mining)	15,422
6,200	ZTE Corp. Class H* (Communications Equipment)	19,883

		19,524,700

Colombia – 0.1%
4,376	Almacenes Exito SA (Food & Staples Retailing)	26,422
1,997	Banco de Bogota SA (Banks)	49,410
8,562	Cementos Argos SA (Construction Materials)	30,268
1,502	Corp. Financiera Colombiana SA (Diversified Financial Services)	12,919
27,386	Ecopetrol SA (Oil, Gas & Consumable Fuels)	30,223
12,416	Ecopetrol SA ADR (Oil, Gas & Consumable Fuels)	274,145
1,245	Grupo Argos SA (Construction Materials)	8,864
1,613	Grupo de Inversiones Suramericana SA (Diversified Financial Services)	22,384
38,585	Grupo Energia Bogota SA ESP (Gas Utilities)	28,297
1,820	Grupo Nutresa SA (Food Products)	17,624
6,274	Interconexion Electrica SA ESP (Electric Utilities)	32,342

		532,898

Common Stocks – (continued)
Czech Republic – 0.1%
13,003	CEZ AS (Electric Utilities)	332,521
1,152	Komercni banka AS (Banks)	49,702

		382,223

Denmark – 0.4%
43	AP Moller – Maersk A/S Class B (Marine)	68,886
1,317	Carlsberg A/S Class B (Beverages)	147,282
11,966	Chr Hansen Holding A/S (Chemicals)	1,084,705
915	Coloplast A/S Class B (Health Care Equipment & Supplies)	77,513
3,558	Danske Bank A/S (Banks)	123,826
774	DSV A/S (Road & Rail)	61,297
2,105	GN Store Nord A/S (Health Care Equipment & Supplies)	73,957
1,142	ISS A/S (Commercial Services & Supplies)	39,826
2,066	Jyske Bank A/S (Banks)	123,711
563	Novo Nordisk A/S Class B (Pharmaceuticals)	26,477
512	Novozymes A/S Class B (Chemicals)	24,071
740	Orsted A/S(a) (Electric Utilities)	48,718
3,639	Royal Unibrew A/S (Beverages)	240,939
601	Vestas Wind Systems A/S (Electrical Equipment)	38,880

		2,180,088

Finland – 0.3%
1,815	Elisa Oyj (Diversified Telecommunication Services)	80,227
5,280	Fortum Oyj (Electric Utilities)	121,455
928	Huhtamaki Oyj (Containers & Packaging)	37,746
2,394	Kesko Oyj Class B (Food & Staples Retailing)	140,575
9,697	Metsa Board OYJ (Paper & Forest Products)	108,648
910	Metso Oyj (Machinery)	32,342
3,396	Neste Oyj (Oil, Gas & Consumable Fuels)	285,965
8,438	Nokia Oyj (Communications Equipment)	50,630
1,905	Nokian Renkaat Oyj (Auto Components)	76,223
1,417	Orion Oyj Class B (Pharmaceuticals)	42,979
1,353	Sampo Oyj Class A (Insurance)	73,172
5,299	Stora Enso Oyj Class R (Paper & Forest Products)	104,521
2,541	UPM-Kymmene Oyj (Paper & Forest Products)	90,667
12,419	Valmet Oyj (Machinery)	235,416
1,002	Wartsila Oyj Abp (Machinery)	21,275

		1,501,841

France – 2.8%
493	Accor SA (Hotels, Restaurants & Leisure)	27,865
574	Aeroports de Paris (Transportation Infrastructure)	126,351

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
France – (continued)
209	Air Liquide SA (Chemicals)	$27,165
3,720	Alstom SA (Machinery)	169,366
758	Amundi SA(a) (Capital Markets)	64,464
452	Arkema SA (Chemicals)	59,210
375	Atos SE (IT Services)	50,625
1,190	AXA SA (Insurance)	34,032
888	BioMerieux (Health Care Equipment & Supplies)	70,199
8,318	BNP Paribas SA (Banks)	642,143
16,170	Bollore SA* (Air, Fright & Logistics)	80,365
3,622	Bouygues SA (Construction & Engineering)	184,741
2,671	Bureau Veritas SA (Professional Services)	69,841
718	Capgemini SE (IT Services)	98,772
995	Carrefour SA (Food & Staples Retailing)	20,415
1,115	Casino Guichard Perrachon SA (Food & Staples Retailing)	57,837
73	Christian Dior SE (Textiles, Apparel & Luxury Goods)	30,759
920	Cie de Saint-Gobain (Building Products)	48,135
663	Cie Generale des Etablissements Michelin SCA (Auto Components)	93,233
5,038	Cie Plastic Omnium SA (Auto Components)	242,114
2,839	CNP Assurances (Insurance)	72,717
2,641	Credit Agricole SA (Banks)	43,490
132	Danone SA (Food Products)	10,693
31	Dassault Aviation SA (Aerospace & Defense)	61,809
369	Dassault Systemes SE (Software)	47,819
1,368	Edenred (Commercial Services & Supplies)	47,128
993	Eiffage SA (Construction & Engineering)	118,198
6,329	Electricity de France SA (Electric Utilities)	88,819
4,046	Elior Group SA(a) (Hotels, Restaurants & Leisure)	82,615
34,349	Engie SA (Multi-Utilities)	602,532
5,572	Essilor International Cie Generale d’Optique SA (Health Care Equipment & Supplies)	761,072
849	Eurazeo SA (Diversified Financial Services)	74,573
5,020	Eutelsat Communications SA (Media)	108,718
889	Faurecia SA (Auto Components)	72,595
2,946	Fonciere Des Regions (Equity Real Estate Investment Trusts (REITs))	329,476
829	Gecina SA (Equity Real Estate Investment Trusts (REITs))	143,707
8,138	Getlink (Transportation Infrastructure)	114,883
1,525	Hermes International (Textiles, Apparel & Luxury Goods)	986,126
1,799	ICADE (Equity Real Estate Investment Trusts (REITs))	178,775

Common Stocks – (continued)
France – (continued)
175	Iliad SA (Diversified Telecommunication Services)	35,053
460	Ingenico Group SA (Electronic Equipment, Instruments & Components)	40,238
596	Ipsen SA (Pharmaceuticals)	96,473
945	Klepierre SA (Equity Real Estate Investment Trusts (REITs))	38,678
67	L’Oreal SA (Personal Products)	16,133
4,156	Lagardere SCA (Media)	118,866
3,925	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	1,365,946
7,531	Natixis SA (Capital Markets)	61,852
2,187	Nexity SA (Real Estate Management & Development)	136,754
2,095	Orange SA (Diversified Telecommunication Services)	38,086
2,941	Orpea (Health Care Providers & Services)	376,878
6,449	Pernod Ricard SA (Beverages)	1,071,088
1,586	Peugeot SA (Automobiles)	39,053
433	Publicis Groupe SA (Media)	32,380
318	Renault SA (Automobiles)	34,465
2,679	Rexel SA (Trading Companies & Distributors)	41,529
6,176	Rubis SCA (Gas Utilities)	480,531
306	Safran SA (Aerospace & Defense)	35,891
970	Sanofi (Pharmaceuticals)	76,690
13,381	Schneider Electric SE (Electrical Equipment)	1,212,912
2,205	SCOR SE (Insurance)	89,420
575	SEB SA (Household Durables)	110,172
562	Societe BIC SA (Commercial Services & Supplies)	57,314
699	Societe Generale SA (Banks)	38,255
16,299	Sodexo SA (Hotels, Restaurants & Leisure)	1,614,063
1,373	SOITEC* (Semiconductors & Semiconductor Equipment)	111,648
873	Sopra Steria Group (IT Services)	186,349
4,581	Suez (Multi-Utilities)	66,065
1,521	Teleperformance (Professional Services)	244,428
458	Thales SA (Aerospace & Defense)	58,055
1,089	TOTAL SA (Oil, Gas & Consumable Fuels)	68,446
753	Ubisoft Entertainment SA* (Software)	71,948
279	Unibail-Rodamco SE (Equity Real Estate Investment Trusts (REITs))	66,979
3,237	Veolia Environnement SA (Multi-Utilities)	76,583
560	Vinci SA (Construction & Engineering)	55,991
2,962	Vivendi SA (Media)	78,113
623	Wendel SA (Diversified Financial Services)	94,093

		14,580,795

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Germany – 2.1%
941	1&1 Drillisch AG (Wireless Telecommunication Services)	$68,037
5,215	Aareal Bank AG (Thrifts & Mortgage Finance)	260,849
4,967	adidas AG (Textiles, Apparel & Luxury Goods)	1,220,736
383	Allianz SE (Insurance)	90,589
2,095	Aurubis AG (Metals & Mining)	187,218
990	Axel Springer SE (Media)	81,093
13,044	BASF SE (Chemicals)	1,357,142
241	Bayer AG (Pharmaceuticals)	28,804
376	Bayerische Motoren Werke AG (Automobiles)	41,804
1,563	Bechtle AG (IT Services)	131,996
238	Beiersdorf AG (Personal Products)	26,927
249	Brenntag AG (Trading Companies & Distributors)	14,261
2,835	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	192,814
8,847	Commerzbank AG* (Banks)	113,981
44	Continental AG (Auto Components)	11,719
540	Covestro AG(a) (Chemicals)	49,067
297	Daimler AG (Automobiles)	23,350
2,881	Deutsche Bank AG (Capital Markets)	39,387
175	Deutsche Boerse AG (Capital Markets)	23,536
3,933	Deutsche Lufthansa AG (Airlines)	114,314
574	Deutsche Post AG (Air Freight & Logistics)	24,914
1,709	Deutsche Telekom AG (Diversified Telecommunication Services)	29,914
5,226	Deutsche Wohnen SE (Real Estate Management & Development)	246,639
17,464	Deutz AG (Machinery)	168,721
1,666	Duerr AG (Machinery)	165,338
2,003	E.ON SE (Multi-Utilities)	21,932
2,540	Evonik Industries AG (Chemicals)	90,247
1,091	Fraport AG Frankfurt Airport Services Worldwide (Transportation Infrastructure)	105,582
1,573	Freenet AG (Wireless Telecommunication Services)	49,933
325	Fresenius Medical Care AG & Co. KGaA (Health Care Providers & Services)	32,978
651	GEA Group AG (Machinery)	25,417
728	Hannover Rueck SE (Insurance)	102,244
559	HeidelbergCement AG (Construction Materials)	54,663
285	HOCHTIEF AG (Construction & Engineering)	52,003
1,005	HUGO BOSS AG (Textiles, Apparel & Luxury Goods)	94,214
1,192	Innogy SE(a) (Multi-Utilities)	52,377
2,443	K&S AG (Chemicals)	71,750
700	KION Group AG (Machinery)	58,348

Common Stocks – (continued)
Germany – (continued)
3,751	LEG Immobilien AG (Real Estate Management & Development)	432,502
7,867	Linde AG* (Chemicals)	1,742,818
787	MAN SE (Machinery)	90,712
271	Merck KGaA (Pharmaceuticals)	26,474
419	MTU Aero Engines AG (Aerospace & Defense)	72,073
382	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Insurance)	87,425
1,524	OSRAM Licht AG (Electrical Equipment)	87,616
420	Puma SE (Textiles, Apparel & Luxury Goods)	204,507
3,201	Rheinmetall AG (Industrial Conglomerates)	418,311
2,091	RWE AG (Multi-Utilities)	49,979
7,803	SAP SE (Software)	866,957
1,036	Siltronic AG (Semiconductors & Semiconductor Equipment)	165,891
413	Stada Arzneimittel AG (Pharmaceuticals)	41,814
2,134	Stroeer SE & Co. KGaA (Media)	156,198
449	Symrise AG (Chemicals)	36,293
22,143	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	105,678
9,660	TUI AG (Hotels, Restaurants & Leisure)	218,451
1,558	United Internet AG (Internet Software & Services)	100,705
2,502	Vonovia SE (Real Estate Management & Development)	125,362
1,509	Wacker Chemie AG (Chemicals)	271,171
1,048	Wirecard AG (IT Services)	141,795
410	Zalando SE*(a) (Internet & Direct Marketing Retail)	21,097

		10,988,667

Greece – 0.0%
7,236	Alpha Bank AE* (Banks)	19,116
21,672	Eurobank Ergasias SA* (Banks)	27,355
1,337	Hellenic Telecommunications Organization SA (Diversified Telecommunication Services)	19,465
1,804	JUMBO SA (Specialty Retail)	33,021
731	Motor Oil Hellas Corinth Refineries SA (Oil, Gas & Consumable Fuels)	17,418
69,636	National Bank of Greece SA* (Banks)	28,950
2,638	OPAP SA (Hotels, Restaurants & Leisure)	31,565
3,341	Piraeus Bank SA* (Banks)	14,112
1,292	Titan Cement Co. SA (Construction Materials)	34,024

		225,026

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – 1.7%
140,408	AIA Group Ltd. (Insurance)	$1,254,854
100,000	Alibaba Pictures Group Ltd.* (Media)	11,265
5,000	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	68,517
4,500	Beijing Enterprises Holdings Ltd. (Gas Utilities)	22,477
10,000	Beijing Enterprises Water Group Ltd. (Water Utilities)	5,806
8,000	BOC Hong Kong Holdings Ltd. (Banks)	41,356
118,000	Brilliance China Automotive Holdings Ltd. (Automobiles)	210,101
12,000	China Everbright Ltd. (Capital Markets)	26,407
6,000	China Gas Holdings Ltd. (Gas Utilities)	21,262
32,000	China Jinmao Holdings Group Ltd. (Real Estate Management & Development)	18,114
139,800	China Merchants Port Holdings Co. Ltd. (Transportation Infrastructure)	312,364
246,234	China Mobile Ltd. (Wireless Telecommunication Services)	2,345,746
6,000	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	20,104
6,000	China Resources Beer Holdings Co. Ltd. (Beverages)	25,842
6,000	China Resources Gas Group Ltd. (Gas Utilities)	22,066
6,000	China Resources Land Ltd. (Real Estate Management & Development)	22,534
23,000	China Resources Pharmaceutical Group Ltd.(a) (Pharmaceuticals)	31,797
14,000	China Resources Power Holdings Co. Ltd. (Independent Power and Renewable Electricity Producers)	26,854
18,000	China State Construction International Holdings Ltd. (Construction & Engineering)	23,410
8,080	China Taiping Insurance Holdings Co. Ltd. (Insurance)	27,021
30,000	China Unicom Hong Kong Ltd.* (Diversified Telecommunication Services)	42,421
204,920	CITIC Ltd. (Industrial Conglomerates)	312,503
2,000	CK Asset Holdings Ltd. (Real Estate Management & Development)	17,266
6,000	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	70,949
4,500	CK Infrastructure Holdings Ltd. (Electric Utilities)	35,516
3,000	CLP Holdings Ltd. (Electric Utilities)	31,152
17,000	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	28,759
18,083	COSCO SHIPPING Ports Ltd. (Transportation Infrastructure)	15,904

Common Stocks – (continued)
Hong Kong – (continued)
22,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	56,035
5,200	Dairy Farm International Holdings Ltd. (Food & Staples Retailing)	43,668
50,000	Far East Horizon Ltd. (Diversified Financial Services)	49,614
8,833	Fosun International Ltd. (Industrial Conglomerates)	18,770
67,500	Fullshare Holdings Ltd.* (Real Estate Management & Development)	37,067
2,000	Galaxy Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	17,505
493,782	GCL-Poly Energy Holdings Ltd.* (Semiconductors & Semiconductor Equipment)	61,078
12,000	Guangdong Investment Ltd. (Water Utilities)	18,574
3,000	Haier Electronics Group Co. Ltd. (Household Durables)	10,379
13,000	Hang Lung Group Ltd. (Real Estate Management & Development)	39,267
11,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	26,032
1,600	Hang Seng Bank Ltd. (Banks)	40,528
4,100	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	25,996
12,300	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	25,700
11,200	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	80,945
25,500	Hopewell Holdings Ltd. (Industrial Conglomerates)	90,456
43,000	Hysan Development Co. Ltd. (Real Estate Management & Development)	250,267
800	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	48,443
1,600	Jardine Strategic Holdings Ltd. (Industrial Conglomerates)	60,552
33,077	Kingboard Chemical Holdings Ltd. (Electronic Equipment, Instruments & Components)	134,567
25,792	Kingboard Laminates Holdings Ltd. (Electronic Equipment, Instruments & Components)	34,378
22,000	Kunlun Energy Co. Ltd. (Oil, Gas & Consumable Fuels)	18,837
173,376	Lenovo Group Ltd. (Technology Hardware, Storage & Peripherals)	82,315
80,000	Li & Fung Ltd. (Textiles, Apparel & Luxury Goods)	40,234
13,500	Link REIT (Equity Real Estate Investment Trusts (REITs))	119,315
62,000	Melco International Development Ltd. (Hotels, Restaurants & Leisure)	229,545
26,121	MTR Corp. Ltd. (Road & Rail)	146,768

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – (continued)
22,771	New World Development Co. Ltd. (Real Estate Management & Development)	$33,394
54,727	Nine Dragons Paper Holdings Ltd. (Paper & Forest Products)	81,623
57,945	NWS Holdings Ltd. (Industrial Conglomerates)	114,257
113,000	PCCW Ltd. (Diversified Telecommunication Services)	69,851
12,000	Power Assets Holdings Ltd. (Electric Utilities)	89,366
82,000	Sands China Ltd. (Hotels, Restaurants & Leisure)	473,909
24,785	Shanghai Industrial Holdings Ltd. (Industrial Conglomerates)	64,993
12,518	Shimao Property Holdings Ltd. (Real Estate Management & Development)	33,111
24,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals)	50,539
20,651	Sino Land Co. Ltd. (Real Estate Management & Development)	35,647
35,500	Sino-Ocean Group Holding Ltd. (Real Estate Management & Development)	24,650
37,500	Sun Art Retail Group Ltd. (Food & Staples Retailing)	42,148
3,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	48,313
4,500	Swire Pacific Ltd. Class A (Real Estate Management & Development)	44,466
21,800	Swire Properties Ltd. (Real Estate Management & Development)	77,379
7,500	Techtronic Industries Co. Ltd. (Household Durables)	43,936
3,180	The Bank of East Asia Ltd. (Banks)	13,964
5,300	VTech Holdings Ltd. (Communications Equipment)	64,534
21,000	WH Group Ltd.(a) (Food Products)	21,741
6,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	44,515
7,200	Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	26,607
186,000	Xinyi Glass Holdings Ltd. (Auto Components)	267,393
28,544	Yue Yuen Industrial Holdings Ltd. (Textiles, Apparel & Luxury Goods)	80,893

		8,746,431

Hungary – 0.2%
24,219	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	279,869
9,908	OTP Bank Nyrt (Banks)	432,022
6,949	Richter Gedeon Nyrt (Pharmaceuticals)	140,318

		852,209

India – 1.6%
2,001	Ambuja Cements Ltd. (Construction Materials)	7,497

Common Stocks – (continued)
India – (continued)
1,148	Apollo Hospitals Enterprise Ltd. (Health Care Providers & Services)	18,730
10,004	Ashok Leyland Ltd. (Machinery)	24,537
1,540	Asian Paints Ltd. (Chemicals)	27,660
546	Aurobindo Pharma Ltd. (Pharmaceuticals)	5,238
895	Bajaj Auto Ltd. (Automobiles)	39,438
802	Bajaj Finance Ltd. (Consumer Finance)	22,822
187	Bajaj Finserv Ltd. (Insurance)	15,312
24,844	Balrampur Chini Mills Ltd. (Food Products)	25,900
4,346	Bharat Forge Ltd. (Auto Components)	50,236
3,408	Bharat Petroleum Corp. Ltd. (Oil, Gas & Consumable Fuels)	19,710
2,749	Bharti Airtel Ltd. (Wireless Telecommunication Services)	16,803
2,375	Cadila Healthcare Ltd. (Pharmaceuticals)	14,638
19,413	Cipla Ltd. (Pharmaceuticals)	176,017
16,925	Cipla Ltd. GDR (Pharmaceuticals)	153,459
7,554	Dabur India Ltd. (Personal Products)	41,695
8,297	Dewan Housing Finance Corp. Ltd. (Thrifts & Mortgage Finance)	79,140
1,558	Divi’s Laboratories Ltd. (Life Sciences Tools & Services)	27,859
6,425	Dr. Reddy’s Laboratories Ltd. ADR (Pharmaceuticals)	207,592
27	Eicher Motors Ltd. (Machinery)	12,556
9,724	Federal Bank Ltd. (Banks)	14,254
39,830	GAIL India Ltd. (Gas Utilities)	193,545
549	Glenmark Pharmaceuticals Ltd. (Pharmaceuticals)	4,693
1,750	Godrej Consumer Products Ltd. (Personal Products)	29,189
18,963	HCL Technologies Ltd. (IT Services)	298,403
19,110	HDFC Bank Ltd. ADR (Banks)	1,830,929
333	Hero MotoCorp Ltd. (Automobiles)	18,567
26,018	Hindalco Industries Ltd. (Metals & Mining)	91,114
10,533	Hindustan Petroleum Corp. Ltd. (Oil, Gas & Consumable Fuels)	47,867
2,342	Hindustan Unilever Ltd. (Household Products)	52,750
256	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	7,209
5,188	ICICI Bank Ltd. (Banks)	22,069
20,545	Idea Cellular Ltd.* (Wireless Telecommunication Services)	21,212
509	Indiabulls Housing Finance Ltd. (Thrifts & Mortgage Finance)	9,919
24,006	Indian Oil Corp. Ltd. (Oil, Gas & Consumable Fuels)	58,091
16,144	Indraprastha Gas Ltd. (Gas Utilities)	69,304
1,473	Infosys Ltd. (IT Services)	26,400
56,147	Infosys Ltd. ADR (IT Services)	992,117
48,899	ITC Ltd. (Tobacco)	205,687
2,790	Jet Airways (India) Ltd.* (Airlines)	26,746

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
21,687	JSW Steel Ltd. (Metals & Mining)	$104,959
944	Jubilant Foodworks Ltd. (Hotels, Restaurants & Leisure)	35,715
7,681	Jubilant Life Sciences Ltd. (Pharmaceuticals)	100,917
426	LIC Housing Finance Ltd. (Thrifts & Mortgage Finance)	3,472
1,149	Lupin Ltd. (Pharmaceuticals)	13,930
7,587	Marico Ltd. (Personal Products)	37,675
729	Maruti Suzuki India Ltd. (Automobiles)	95,928
2,455	Mindtree Ltd. (IT Services)	39,695
1,528	Motherson Sumi Systems Ltd. (Auto Components)	8,058
115	Nestle India Ltd. (Food Products)	16,173
8,006	NIIT Technologies Ltd. (Software)	138,638
31,023	NTPC Ltd. (Independent Power and Renewable Electricity Producers)	79,841
61,030	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	164,646
5,353	PC Jeweller Ltd. (Specialty Retail)	11,535
15,865	Phillips Carbon Black Ltd. (Chemicals)	61,623
586	Piramal Enterprises Ltd. (Pharmaceuticals)	22,749
68,064	Power Finance Corp. (Diversified Financial Services)	89,252
11,681	Power Grid Corp. of India Ltd. (Electric Utilities)	36,284
6,266	Radico Khaitan Ltd. (Beverages)	39,100
10,066	Rain Industries Ltd. (Chemicals)	47,894
5,956	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	85,596
13,954	Reliance Infrastructure Ltd. (Electric Utilities)	93,637
22,242	Rural Electrification Corp. Ltd. (Diversified Financial Services)	42,337
26	Shree Cement Ltd. (Construction Materials)	6,583
1,829	Shriram Transport Finance Co. Ltd. (Consumer Finance)	43,948
827	Siemens Ltd. (Industrial Conglomerates)	13,868
6,073	State Bank of India (Banks)	22,335
11,747	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals)	92,759
9,439	Tata Consultancy Services Ltd. (IT Services)	498,253
45,075	Tata Global Beverages Ltd. (Food Products)	200,068
57,408	Tata Global Beverages Ltd. GDR (Food Products)	254,809
5,478	Tata Motors Ltd. ADR* (Automobiles)	137,607
3,881	Tata Steel Ltd. (Metals & Mining)	34,363
28,059	Tech Mahindra Ltd. (IT Services)	280,720
20,057	Titan Co. Ltd. (Textiles, Apparel & Luxury Goods)	294,130

Common Stocks – (continued)
India – (continued)
133	UltraTech Cement Ltd. (Construction Materials)	8,162
788	United Spirits Ltd.* (Beverages)	42,627
670	UPL Ltd. (Chemicals)	7,301
4,838	Vakrangee Ltd. (IT Services)	7,218
7,329	Vedanta Ltd. (Metals & Mining)	32,532
8,497	Vedanta Ltd. ADR (Metals & Mining)	150,567
422	Venky’s India Ltd. (Food Products)	24,583
5,141	Wipro Ltd. (IT Services)	21,326
1,375	Yes Bank Ltd. (Banks)	7,422
3,823	Zee Entertainment Enterprises Ltd. (Media)	33,607

		8,591,346

Indonesia – 0.5%
610,931	Adaro Energy Tbk PT (Oil, Gas & Consumable Fuels)	80,002
15,800	Bank Central Asia Tbk PT (Banks)	24,984
757,400	Bank Mandiri Persero Tbk PT (Banks)	383,664
1,278,140	Bank Negara Indonesia Persero Tbk PT (Banks)	735,845
2,825,270	Bank Rakyat Indonesia Persero Tbk PT (Banks)	651,418
239,626	Barito Pacific Tbk PT* (Chemicals)	42,370
41,100	Charoen Pokphand Indonesia Tbk PT (Food Products)	10,835
25,182	Gudang Garam Tbk PT (Tobacco)	125,101
85,900	Hanjaya Mandala Sampoerna Tbk PT (Tobacco)	21,767
4,100	Indocement Tunggal Prakarsa Tbk PT (Construction Materials)	5,189
26,100	Indofood CBP Sukses Makmur Tbk PT (Food Products)	16,215
130,743	Indofood Sukses Makmur Tbk PT (Food Products)	65,368
84,900	Kalbe Farma Tbk PT (Pharmaceuticals)	9,165
112,600	Perusahaan Gas Negara Persero Tbk (Gas Utilities)	15,939
140,800	Semen Indonesia Persero Tbk PT (Construction Materials)	97,248
1,550,900	Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	423,201
1,800	Unilever Indonesia Tbk PT (Household Products)	5,983
61,739	United Tractors Tbk PT (Oil, Gas & Consumable Fuels)	150,636

		2,864,930

Ireland – 1.4%
8,563	Accenture PLC Class A (IT Services)	1,294,726
10,434	Allergan PLC (Pharmaceuticals)	1,603,184
13,301	Bank of Ireland Group PLC (Banks)	119,329
452	CRH PLC (Construction Materials)	16,051
3,437	DCC PLC (Industrial Conglomerates)	329,899

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Ireland – (continued)
1,352	Eaton Corp. PLC (Electrical Equipment)	$101,441
4,233	Glanbia PLC (Food Products)	71,565
9,668	ICON PLC* (Life Sciences Tools & Services)	1,137,247
1,662	Ingersoll-Rand PLC (Machinery)	139,425
1,701	Johnson Controls International PLC (Building Products)	57,613
985	Kerry Group PLC Class A (Food Products)	100,512
2,148	Kingspan Group PLC (Building Products)	97,272
2,563	Medtronic PLC (Health Care Equipment & Supplies)	205,373
643	Paddy Power Betfair PLC (Hotels, Restaurants & Leisure)	63,633
1,936	Pentair PLC (Machinery)	130,254
1,901	Perrigo Co. PLC (Pharmaceuticals)	148,544
5,829	Ryanair Holdings PLC ADR* (Airlines)	641,015
1,734	Seagate Technology PLC (Technology Hardware, Storage & Peripherals)	100,381
9,502	Smurfit Kappa Group PLC (Containers & Packaging)	405,051
16,131	UDG Healthcare PLC (Health Care Providers & Services)	202,668
1,422	Willis Towers Watson PLC (Insurance)	211,181

		7,176,364

Israel – 0.3%
582	Airport City Ltd.* (Real Estate Management & Development)	6,645
2,443	Amot Investments Ltd. (Real Estate Management & Development)	12,040
267	Azrieli Group Ltd. (Real Estate Management & Development)	12,213
1,064	Bank Hapoalim BM (Banks)	7,267
2,649	Bank Leumi Le-Israel BM (Banks)	15,628
24	Bayside Land Corp. (Real Estate Management & Development)	10,421
1,417	Bezeq The Israeli Telecommunication Corp. Ltd. (Diversified Telecommunication Services)	1,788
372	Cellcom Israel Ltd.* (Wireless Telecommunication Services)	2,535
2,407	Check Point Software Technologies Ltd.* (Software)	232,300
377	Clal Insurance Enterprises Holdings Ltd.* (Insurance)	5,897
1,319	Delek Automotive Systems Ltd. (Specialty Retail)	9,452
47	Elbit Systems Ltd. (Aerospace & Defense)	5,417
746	First International Bank Of Israel Ltd. (Banks)	15,378
549	Gazit-Globe Ltd. (Real Estate Management & Development)	5,190

Common Stocks – (continued)
Israel – (continued)
1,075	Harel Insurance Investments & Financial Services Ltd. (Insurance)	7,803
66	IDI Insurance Co. Ltd. (Insurance)	3,973
75,631	Israel Discount Bank Ltd. Class A* (Banks)	209,416
129	Jerusalem Oil Exploration* (Oil, Gas & Consumable Fuels)	7,229
253	Mazor Robotics Ltd.* (Health Care Equipment & Supplies)	6,754
222	Melisron Ltd. (Real Estate Management & Development)	9,065
10,372	Mizrahi Tefahot Bank Ltd. (Banks)	189,571
220	Nice Ltd.* (Software)	20,842
27,719	Oil Refineries Ltd. (Oil, Gas & Consumable Fuels)	11,994
3,328	Orbotech Ltd.* (Electronic Equipment, Instruments & Components)	194,422
108	Paz Oil Co. Ltd. (Oil, Gas & Consumable Fuels)	15,714
6,926	Plus500 Ltd. (Diversified Financial Services)	134,586
200	Radware Ltd.* (Communications Equipment)	4,420
2,421	Shikun & Binui Ltd. (Construction & Engineering)	4,090
1,094	Shufersal Ltd. (Food & Staples Retailing)	6,263
930	Strauss Group Ltd. (Food Products)	19,133
20	The Israel Corp. Ltd. (Chemicals)	3,912
4,209	Tower Semiconductor Ltd.* (Semiconductors & Semiconductor Equipment)	108,887
2,002	Wix.com Ltd.* (Internet Software & Services)	164,665

		1,464,910

Italy – 1.1%
13,727	Amplifon SpA (Health Care Providers & Services)	256,431
34,898	Anima Holding SpA(a) (Capital Markets)	250,391
4,124	Assicurazioni Generali SpA (Insurance)	83,218
2,081	Atlantia SpA (Transportation Infrastructure)	68,881
12,841	Autogrill SpA (Hotels, Restaurants & Leisure)	163,654
19,432	Banco BPM SpA* (Banks)	70,486
8,707	Buzzi Unicem SpA (Construction Materials)	219,840
11,846	Davide Campari-Milano SpA (Beverages)	88,738
14,064	Enel SpA (Electric Utilities)	89,218
2,488	Eni SpA (Oil, Gas & Consumable Fuels)	48,636
53,556	Hera SpA (Multi-Utilities)	197,989
27,624	Intesa Sanpaolo SpA (Banks)	105,080
80,288	Iren SpA (Multi-Utilities)	243,931
5,266	Leonardo SpA (Aerospace & Defense)	60,847

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Italy – (continued)
11,099	Luxottica Group SpA (Textiles, Apparel & Luxury Goods)	$692,417
29,342	Mediobanca Banca di Credito Finanziario SpA (Banks)	355,552
8,975	Moncler SpA (Textiles, Apparel & Luxury Goods)	404,520
7,317	Poste Italiane SpA(a) (Insurance)	71,440
1,140	Prysmian SpA (Electrical Equipment)	33,513
2,075	Recordati SpA (Pharmaceuticals)	74,016
23,803	Snam SpA (Oil, Gas & Consumable Fuels)	114,280
9,647	Societa Iniziative Autostradali e Servizi SpA (Transportation Infrastructure)	204,353
36,813	Telecom Italia SpA* (Diversified Telecommunication Services)	36,316
18,142	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	108,887
62,078	UniCredit SpA (Banks)	1,345,846
20,290	Unione di Banche Italiane SpA (Banks)	104,508

		5,492,988

Japan – 6.2%
10	Activia Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	44,313
28	Advance Residence Investment Corp. (Equity Real Estate Investment Trusts (REITs))	72,136
4,300	AEON Co. Ltd. (Food & Staples Retailing)	85,924
2,400	Air Water, Inc. (Chemicals)	46,363
1,500	Aisin Seiki Co. Ltd. (Auto Components)	81,262
600	Ajinomoto Co., Inc. (Food Products)	10,993
2,000	Alfresa Holdings Corp. (Health Care Providers & Services)	44,128
1,000	Alps Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	22,086
3,700	Amada Holdings Co. Ltd. (Machinery)	44,416
2,100	ANA Holdings, Inc. (Airlines)	83,127
1,900	Aozora Bank Ltd. (Banks)	76,649
1,300	Asahi Glass Co. Ltd. (Building Products)	53,952
800	Asahi Group Holdings Ltd. (Beverages)	40,469
11,000	Asahi Kasei Corp. (Chemicals)	151,253
400	Astellas Pharma, Inc. (Pharmaceuticals)	5,850
200	Bandai Namco Holdings, Inc. (Leisure Products)	6,768
1,700	Bridgestone Corp. (Auto Components)	71,064
1,400	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	30,029
800	Calbee, Inc. (Food Products)	26,940
2,500	Canon, Inc. (Technology Hardware, Storage & Peripherals)	85,998
2,000	Casio Computer Co. Ltd. (Household Durables)	29,791
200	Central Japan Railway Co. (Road & Rail)	40,077

Common Stocks – (continued)
Japan – (continued)
2,800	Chubu Electric Power Co., Inc. (Electric Utilities)	43,898
27,600	Citizen Watch Co. Ltd. (Electronic Equipment, Instruments & Components)	205,643
13,500	CMK Corp. (Electronic Equipment, Instruments & Components)	108,857
7,300	Coca-Cola Bottlers Japan Holdings, Inc. (Beverages)	313,969
3,700	Concordia Financial Group Ltd. (Banks)	21,511
4,400	Cosmo Energy Holdings Co. Ltd. (Oil, Gas & Consumable Fuels)	144,950
2,200	Credit Saison Co. Ltd. (Consumer Finance)	39,401
2,100	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	45,218
2,200	Dai-ichi Life Holdings, Inc. (Insurance)	43,676
3,600	Daicel Corp. (Chemicals)	41,538
2,700	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	92,409
100	Daikin Industries Ltd. (Building Products)	11,682
9,300	Daikyonishikawa Corp. (Auto Components)	167,157
100	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	16,686
700	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	25,593
11	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	26,225
3,000	Daiwa Securities Group, Inc. (Capital Markets)	18,404
6,100	Denka Co. Ltd (Chemicals)	217,168
1,300	Denso Corp. (Auto Components)	68,363
500	Dentsu, Inc. (Media)	23,686
4,700	DIC Corp. (Chemicals)	159,494
300	Disco Corp. (Semiconductors & Semiconductor Equipment)	52,583
300	Don Quijote Holdings Co. Ltd. (Multiline Retail)	16,151
4,400	DTS Corp. (IT Services)	159,465
13,200	East Japan Railway Co. (Road & Rail)	1,268,097
4,400	Ebara Corp. (Machinery)	168,060
2,900	Eizo Corp. (Technology Hardware, Storage & Peripherals)	135,568
3,500	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	95,184
400	Ezaki Glico Co. Ltd. (Food Products)	21,547
1,000	FamilyMart UNY Holdings Co. Ltd. (Food & Staples Retailing)	97,332
4,400	FANUC Corp. (Machinery)	942,526
6,400	FCC Co. Ltd. (Auto Components)	181,031
15,000	Fuji Electric Co. Ltd. (Electrical Equipment)	106,985

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
900	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	$36,194
6,000	Fujitsu Ltd. (IT Services)	36,375
11,000	Fukuoka Financial Group, Inc. (Banks)	58,895
45	GLP J-REIT (Equity Real Estate Investment Trusts (REITs))	48,373
1,000	Hakuhodo DY Holdings, Inc. (Media)	13,991
1,600	Hamamatsu Photonics KK (Electronic Equipment, Instruments & Components)	61,660
1,300	Hankyu Hanshin Holdings, Inc. (Road & Rail)	51,139
21,100	Haseko Corp. (Household Durables)	331,895
4,300	Hino Motors Ltd. (Machinery)	52,462
210	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	29,552
600	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals)	46,636
8,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	58,388
1,300	Honda Motor Co. Ltd. (Automobiles)	44,702
500	Hoshizaki Corp. (Machinery)	46,415
500	Hoya Corp. (Health Care Equipment & Supplies)	26,712
1,200	Hulic Co. Ltd. (Real Estate Management & Development)	12,913
2,200	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)	85,945
1,000	IHI Corp. (Machinery)	32,686
4,300	Inpex Corp. (Oil, Gas & Consumable Fuels)	54,970
3,400	Isetan Mitsukoshi Holdings Ltd. (Multiline Retail)	37,826
1,000	Isuzu Motors Ltd. (Automobiles)	15,264
2,100	Itochu Corp. (Trading Companies & Distributors)	41,997
2,400	J. Front Retailing Co. Ltd. (Multiline Retail)	38,885
4,200	Jafco Co. Ltd. (Capital Markets)	184,204
30,600	Japan Airlines Co. Ltd. (Airlines)	1,207,612
60	Japan Hotel REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	45,397
4,800	Japan Lifeline Co. Ltd. (Health Care Providers & Services)	140,619
1,800	Japan Post Bank Co. Ltd. (Banks)	24,451
1,800	Japan Post Holdings Co. Ltd. (Insurance)	21,872
9	Japan Prime Realty Investment Corp. (Equity Real Estate Investment Trusts (REITs))	32,641
4	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts (REITs))	20,723
23	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts (REITs))	43,120
500	Japan Tobacco, Inc. (Tobacco)	13,441

Common Stocks – (continued)
Japan – (continued)
2,700	JFE Holdings, Inc. (Metals & Mining)	55,410
3,000	JGC Corp. (Construction & Engineering)	73,527
3,900	JSR Corp. (Chemicals)	73,468
3,800	JTEKT Corp. (Machinery)	61,485
8,400	Juki Corp. (Machinery)	121,732
21,700	JXTG Holdings, Inc. (Oil, Gas & Consumable Fuels)	141,457
19,200	K’s Holdings Corp. (Specialty Retail)	276,923
10,000	Kajima Corp. (Construction & Engineering)	96,341
5,300	Kanamoto Co. Ltd. (Trading Companies & Distributors)	181,102
7,000	Kaneka Corp. (Chemicals)	69,169
1,300	Kansai Paint Co. Ltd. (Chemicals)	29,211
500	Kao Corp. (Personal Products)	35,943
1,300	KAWADA TECHNOLOGIES, Inc. (Construction & Engineering)	75,365
800	Kawasaki Heavy Industries Ltd. (Machinery)	26,746
48,600	KDDI Corp. (Wireless Telecommunication Services)	1,304,599
1,000	Keihan Holdings Co. Ltd. (Industrial Conglomerates)	32,288
2,200	Keikyu Corp. (Road & Rail)	40,306
1,400	Keisei Electric Railway Co. Ltd. (Road & Rail)	45,583
27	Kenedix Office Investment Corp. (Equity Real Estate Investment Trusts (REITs))	165,627
400	Kewpie Corp. (Food Products)	9,321
2,510	Keyence Corp. (Electronic Equipment, Instruments & Components)	1,530,546
1,900	Kirin Holdings Co. Ltd. (Beverages)	53,331
800	Kobayashi Pharmaceutical Co. Ltd. (Personal Products)	67,504
4,300	Kobe Steel Ltd. (Metals & Mining)	44,232
4,000	Komatsu Ltd. (Machinery)	136,355
1,500	Konami Holdings Corp. (Software)	73,664
6,600	Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	56,653
100	Kose Corp. (Personal Products)	18,480
700	Koshidaka Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	42,346
5,200	Kuraray Co. Ltd. (Chemicals)	86,602
3,200	Kurita Water Industries Ltd. (Machinery)	103,628
1,700	Kyocera Corp. (Electronic Equipment, Instruments & Components)	108,618
7,400	Kyowa Exeo Corp. (Construction & Engineering)	192,438
3,900	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals)	84,388
3,700	Kyudenko Corp. (Construction & Engineering)	172,879
5,300	Kyushu Electric Power Co., Inc. (Electric Utilities)	65,667
2,900	Kyushu Financial Group, Inc. (Banks)	14,224
300	Lawson, Inc. (Food & Staples Retailing)	19,818

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
2,000	Lion Corp. (Household Products)	$43,083
6,100	LIXIL Group Corp. (Building Products)	136,615
300	M3, Inc. (Health Care Technology)	11,306
200	Mabuchi Motor Co. Ltd. (Electrical Equipment)	10,048
12,900	Maeda Corp. (Construction & Engineering)	159,210
25,000	Makino Milling Machine Co. Ltd. (Machinery)	235,933
1,000	Makita Corp. (Machinery)	44,805
8,500	Marubeni Corp. (Trading Companies & Distributors)	63,831
2,000	Marui Group Co. Ltd. (Multiline Retail)	41,509
5,400	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	240,549
9,400	Maxell Holdings Ltd. (Technology Hardware, Storage & Peripherals)	185,360
400	Mazda Motor Corp. (Automobiles)	5,562
11,900	MCJ Co. Ltd. (Technology Hardware, Storage & Peripherals)	157,913
168	MCUBS MidCity Investment Corp. (Equity Real Estate Investment Trusts (REITs))	126,750
52,200	Mebuki Financial Group, Inc. (Banks)	202,610
3,300	Medipal Holdings Corp. (Health Care Providers & Services)	70,794
35,500	Meidensha Corp. (Machinery)	139,700
2,500	MINEBEA MITSUMI, Inc. (Machinery)	50,002
600	Miraca Holdings, Inc. (Health Care Providers & Services)	23,358
800	MISUMI Group, Inc. (Machinery)	22,077
4,300	Mitsubishi Chemical Holdings Corp. (Chemicals)	40,676
1,100	Mitsubishi Corp. (Trading Companies & Distributors)	30,333
1,700	Mitsubishi Electric Corp. (Electrical Equipment)	26,062
1,700	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	39,840
500	Mitsubishi Heavy Industries Ltd. (Machinery)	19,766
2,000	Mitsubishi Materials Corp. (Metals & Mining)	60,874
17,100	Mitsubishi Motors Corp. (Automobiles)	127,255
6,300	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals)	119,658
5,500	Mitsubishi UFJ Financial Group, Inc. (Banks)	36,857
9,900	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	62,935
4,200	Mitsui & Co. Ltd. (Trading Companies & Distributors)	75,697
2,700	Mitsui Chemicals, Inc. (Chemicals)	77,399
1,000	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	25,615

Common Stocks – (continued)
Japan – (continued)
3,800	Mitsui Mining & Smelting Co. Ltd. (Metals & Mining)	160,630
1,200	Mitsui OSK Lines Ltd. (Marine)	35,546
27,600	Mizuho Financial Group, Inc. (Banks)	49,935
3,700	Morinaga Milk Industry Co. Ltd. (Food Products)	162,514
800	MS&AD Insurance Group Holdings, Inc. (Insurance)	26,957
100	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	12,625
1,100	Nabtesco Corp. (Machinery)	39,667
2,900	Nagoya Railroad Co. Ltd. (Road & Rail)	75,954
1,400	Nankai Electric Railway Co. Ltd. (Road & Rail)	37,224
2,500	NEC Corp. (Technology Hardware, Storage & Peripherals)	68,525
1,800	Nexon Co. Ltd.* (Software)	26,193
2,600	NGK Spark Plug Co. Ltd. (Auto Components)	66,682
3,000	NH Foods Ltd. (Food Products)	131,060
2,500	Nichiha Corp. (Building Products)	99,120
9,400	Nichirei Corp. (Food Products)	272,313
100	Nidec Corp. (Electrical Equipment)	15,644
4,800	Nikon Corp. (Household Durables)	83,522
100	Nintendo Co. Ltd. (Software)	42,018
3	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	16,857
1,200	Nippon Express Co. Ltd. (Road & Rail)	90,660
400	Nippon Paint Holdings Co. Ltd. (Chemicals)	16,328
33	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	69,550
3,200	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	238,263
1,300	Nippon Steel & Sumitomo Metal Corp. (Metals & Mining)	28,264
1,200	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	56,946
1,500	Nippon Yusen KK (Marine)	31,906
1,000	Nissan Chemical Industries Ltd. (Chemicals)	44,463
2,900	Nissan Motor Co. Ltd. (Automobiles)	30,509
4,600	Nisshin Seifun Group, Inc. (Food Products)	100,516
1,100	Nissin Foods Holdings Co. Ltd. (Food Products)	80,998
500	Nitori Holdings Co. Ltd. (Specialty Retail)	84,317
200	Nitto Denko Corp. (Chemicals)	14,869
3,500	Nomura Holdings, Inc. (Capital Markets)	20,158
28	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	39,140

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
1,000	Nomura Research Institute Ltd. (IT Services)	$51,505
3,200	NSK Ltd. (Machinery)	42,821
1,000	NTT Data Corp. (IT Services)	10,777
600	NTT DOCOMO, Inc. (Wireless Telecommunication Services)	15,500
7,000	Obayashi Corp. (Construction & Engineering)	80,613
700	Obic Co. Ltd. (IT Services)	58,633
12,000	Oji Holdings Corp. (Paper & Forest Products)	84,415
500	Omron Corp. (Electronic Equipment, Instruments & Components)	26,985
3,600	Open House Co. Ltd. (Real Estate Management & Development)	200,418
400	Oriental Land Co. Ltd. (Hotels, Restaurants & Leisure)	39,862
800	ORIX Corp. (Diversified Financial Services)	14,031
43	Orix JREIT, Inc. (Equity Real Estate Investment Trusts (REITs))	65,546
2,000	Osaka Gas Co. Ltd. (Gas Utilities)	43,068
2,600	Otsuka Corp. (IT Services)	120,477
1,600	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	83,652
800	Panasonic Corp. (Household Durables)	11,846
1,800	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Supplies)	89,559
1,800	Park24 Co. Ltd. (Commercial Services & Supplies)	50,989
1,400	Persol Holdings Co. Ltd. (Professional Services)	33,278
600	Pigeon Corp. (Household Products)	28,124
1,500	Recruit Holdings Co. Ltd. (Professional Services)	34,585
5,800	Resona Holdings, Inc. (Banks)	32,956
7,900	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	77,193
500	Rinnai Corp. (Household Durables)	49,774
1,000	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	92,663
4,500	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals)	194,470
8,400	SBI Holdings, Inc. (Capital Markets)	211,808
2,200	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	179,948
3,600	Sega Sammy Holdings, Inc. (Leisure Products)	59,136
2,100	Seibu Holdings, Inc. (Industrial Conglomerates)	35,407
3,500	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	65,789
11,600	Seino Holdings Co. Ltd. (Road & Rail)	217,277
3,900	Sekisui Chemical Co. Ltd. (Household Durables)	68,991

Common Stocks – (continued)
Japan – (continued)
1,000	Sekisui House Ltd. (Household Durables)	18,329
800	Sharp Corp. (Household Durables)	23,372
1,000	Shimadzu Corp. (Electronic Equipment, Instruments & Components)	27,141
100	Shimamura Co. Ltd. (Specialty Retail)	11,637
9,400	Shimizu Corp. (Construction & Engineering)	93,002
400	Shin-Etsu Chemical Co. Ltd. (Chemicals)	40,140
3,500	Shinsei Bank Ltd. (Banks)	54,494
300	Shiseido Co. Ltd. (Personal Products)	19,464
5,300	Showa Denko KK (Chemicals)	176,335
100	SMC Corp. (Machinery)	37,999
2,000	Sogo Medical Co. Ltd. (Food & Staples Retailing)	46,677
100	Sohgo Security Services Co. Ltd. (Commercial Services & Supplies)	4,937
15,000	Sojitz Corp. (Trading Companies & Distributors)	49,376
19,400	Sompo Holdings, Inc. (Insurance)	812,280
500	Sony Corp. (Household Durables)	23,353
900	Square Enix Co. Ltd. (Software)	37,303
2,200	Stanley Electric Co. Ltd. (Auto Components)	79,506
1,900	Start Today Co. Ltd. (Internet & Direct Marketing Retail)	54,860
4,500	Sumida Corp. (Electronic Equipment, Instruments & Components)	61,728
6,000	Sumitomo Chemical Co. Ltd. (Chemicals)	34,330
4,300	Sumitomo Corp. (Trading Companies & Distributors)	77,187
4,000	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals)	72,747
1,000	Sumitomo Electric Industries Ltd. (Auto Components)	15,309
15,000	Sumitomo Forestry Co. Ltd. (Household Durables)	248,554
7,500	Sumitomo Heavy Industries Ltd. (Machinery)	286,577
2,100	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	89,587
15,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	650,181
600	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	25,444
3,200	Sumitomo Rubber Industries Ltd. (Auto Components)	57,145
700	Suntory Beverage & Food Ltd. (Beverages)	34,447
1,100	Suruga Bank Ltd. (Banks)	14,901
2,000	Sushiro Global Holdings Ltd.* (Hotels, Restaurants & Leisure)	103,555
1,700	Suzuken Co. Ltd. (Health Care Providers & Services)	73,097
200	Suzuki Motor Corp. (Automobiles)	10,750

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
8,851	Sysmex Corp. (Health Care Equipment & Supplies)	$781,873
1,900	T&D Holdings, Inc. (Insurance)	32,270
3,100	Taiheiyo Cement Corp. (Construction Materials)	117,056
1,100	Taisei Corp. (Construction & Engineering)	59,341
700	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals)	66,955
27,800	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,170,659
500	TDK Corp. (Electronic Equipment, Instruments & Components)	43,094
4,300	Teijin Ltd. (Chemicals)	80,844
300	Terumo Corp. (Health Care Equipment & Supplies)	16,974
7,500	The 77 Bank Ltd. (Banks)	185,306
800	The Bank of Kyoto Ltd. (Banks)	48,092
8,000	The Chiba Bank Ltd. (Banks)	64,547
6,200	The Chugoku Electric Power Co., Inc. (Electric Utilities)	77,565
3,500	The Furukawa Electric Co. Ltd. (Electrical Equipment)	171,992
4,900	The Hachijuni Bank Ltd. (Banks)	25,877
3,500	The Hiroshima Bank Ltd. (Banks)	26,634
5,700	The Kansai Electric Power Co., Inc. (Electric Utilities)	79,753
4,000	The Shizuoka Bank Ltd. (Banks)	40,563
1,200	THK Co. Ltd. (Machinery)	41,824
1,600	Tobu Railway Co. Ltd. (Road & Rail)	50,947
23,000	Toda Corp. (Construction & Engineering)	189,651
1,100	Toho Co. Ltd. (Media)	36,692
1,900	Toho Gas Co. Ltd. (Gas Utilities)	57,769
3,700	Tohoku Electric Power Co., Inc. (Electric Utilities)	47,783
300	Tokio Marine Holdings, Inc. (Insurance)	14,159
5,500	Tokyo Electric Power Co. Holdings., Inc* (Electric Utilities)	26,146
100	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	19,205
2,900	Tokyo Gas Co. Ltd. (Gas Utilities)	77,822
2,300	Tokyo Tatemono Co. Ltd. (Real Estate Management & Development)	35,027
5,100	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	40,134
7,000	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	58,535
4,000	Toray Industries, Inc. (Chemicals)	37,338
4,100	Tosoh Corp. (Chemicals)	72,522
8,700	Towa Corp. (Semiconductors & Semiconductor Equipment)	106,859
2,300	Toyo Seikan Group Holdings Ltd. (Containers & Packaging)	36,186
1,000	Toyo Suisan Kaisha Ltd. (Food Products)	39,373
9,400	Toyo Tire & Rubber Co. Ltd. (Auto Components)	160,009

Common Stocks – (continued)
Japan – (continued)
9,400	Toyota Boshoku Corp. (Auto Components)	197,334
700	Toyota Industries Corp. (Auto Components)	41,280
1,000	Toyota Motor Corp. (Automobiles)	65,572
1,200	Toyota Tsusho Corp. (Trading Companies & Distributors)	43,028
1,000	Trend Micro, Inc. (Software)	59,789
3,900	Tsumura & Co. (Pharmaceuticals)	141,469
1,200	Tsuruha Holdings, Inc. (Food & Staples Retailing)	172,248
3,100	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	165,832
28	United Urban Investment Corp. (Equity Real Estate Investment Trusts (REITs))	43,006
1,600	USS Co. Ltd. (Specialty Retail)	33,601
500	West Japan Railway Co. (Road & Rail)	35,341
9,300	Yahoo Japan Corp. (Internet Software & Services)	38,220
400	Yakult Honsha Co. Ltd. (Food Products)	28,497
16,000	Yamada Denki Co. Ltd. (Specialty Retail)	83,688
1,500	Yamaha Corp. (Leisure Products)	72,379
2,900	Yamaha Motor Co. Ltd. (Automobiles)	92,726
2,000	Yamazaki Baking Co. Ltd. (Food Products)	43,795
900	Yaskawa Electric Corp. (Electronic Equipment, Instruments & Components)	36,538
4,300	Yokogawa Bridge Holdings Corp. (Construction & Engineering)	93,639
2,900	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	63,857
3,700	Zenkoku Hosho Co. Ltd. (Diversified Financial Services)	152,690
11,600	Zeon Corp. (Chemicals)	149,806

		32,131,982

Lebanon* – 0.0%
4,193	Solidere GDR (Real Estate Management & Development)	35,347

Liberia – 0.1%
2,517	Royal Caribbean Cruises Ltd. (Hotels, Restaurants & Leisure)	272,314

Luxembourg – 0.2%
2,239	Ado Properties SA(a) (Real Estate Management & Development)	123,078
1,722	ArcelorMittal* (Metals & Mining)	58,365
48,549	B&M European Value Retail SA (Multiline Retail)	270,546
90	Eurofins Scientific SE (Life Sciences Tools & Services)	48,546
10,200	Samsonite International SA (Textiles, Apparel & Luxury Goods)	46,009
10,427	Subsea 7 SA (Energy Equipment & Services)	145,683

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Luxembourg – (continued)
7,041	Tenaris SA (Energy Equipment & Services)	$131,957
1,506	Trinseo SA (Chemicals)	109,863

		934,047

Malaysia – 0.1%
14,454	Axiata Group Bhd (Wireless Telecommunication Services)	19,394
1,300	British American Tobacco Malaysia Bhd (Tobacco)	8,118
31,614	CIMB Group Holdings Bhd (Banks)	57,615
28,900	DiGi.Com Bhd (Wireless Telecommunication Services)	33,922
29,300	Gamuda Bhd (Construction & Engineering)	38,259
7,200	Genting Bhd (Hotels, Restaurants & Leisure)	16,351
22,900	Genting Malaysia Bhd (Hotels, Restaurants & Leisure)	29,815
15,500	Hong Leong Bank Bhd (Banks)	74,728
3,400	IHH Healthcare Bhd (Health Care Providers & Services)	5,253
47,400	IJM Corp. Bhd (Construction & Engineering)	35,884
17,900	IOI Corp. Bhd (Food Products)	21,747
5,800	Kuala Lumpur Kepong Bhd (Food Products)	37,589
25,546	Malayan Banking Bhd (Banks)	70,033
24,700	Maxis Bhd (Wireless Telecommunication Services)	36,581
22,100	MISC Bhd (Marine)	40,129
11,900	Petronas Chemicals Group Bhd (Chemicals)	25,566
4,500	Petronas Gas Bhd (Gas Utilities)	20,360
10,600	PPB Group Bhd (Food Products)	51,980
2,100	Public Bank Bhd (Banks)	12,707
15,000	Telekom Malaysia Bhd (Diversified Telecommunication Services)	20,176
10,600	Tenaga Nasional Berhad (Electric Utilities)	42,683
116,382	YTL Corp. Bhd (Multi-Utilities)	42,775

		741,665

Malta* – 0.0%
818	Brait SE (Capital Markets)	2,827

Mexico – 0.9%
1,700	Alsea SAB de CV (Hotels, Restaurants & Leisure)	6,323
28,361	America Movil SAB de CV ADR Class L (Wireless Telecommunication Services)	524,395
900	Arca Continental SAB de CV (Beverages)	6,220

Common Stocks – (continued)
Mexico – (continued)
100,700	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand Class B (Banks)	149,257
721,689	Cemex SAB de CV* (Construction Materials)	451,489
12,600	Concentradora Fibra Danhos SA de CV Class S (Equity Real Estate Investment Trusts (REITs))	22,408
12,300	Corp. Inmobiliaria Vesta SAB de CV (Real Estate Management & Development)	17,757
2,024	El Puerto de Liverpool SAB de CV Series C1 (Multiline Retail)	13,504
13,817	Fibra Uno Administracion SA de CV (Equity Real Estate Investment Trusts (REITs))	22,881
21,700	Fomento Economico Mexicano SAB de CV (Beverages)	209,759
5,900	Genomma Lab Internacional SAB de CV Class B* (Pharmaceuticals)	5,739
380	Gruma SAB de CV Class B (Food Products)	4,641
8,909	Grupo Aeromexico SAB de CV* (Airlines)	12,457
1,100	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation Infrastructure)	5,825
600	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation Infrastructure)	6,241
72,300	Grupo Bimbo SAB de CV Series A (Food Products)	168,282
8,300	Grupo Comercial Chedraui SA de CV (Food & Staples Retailing)	17,402
87,694	Grupo Financiero Banorte SAB de CV Class O (Banks)	548,707
2,300	Grupo Lala SAB de CV (Food Products)	2,942
17,257	Grupo Mexico SAB de CV Series B (Metals & Mining)	57,366
20,116	Grupo Televisa SAB ADR (Media)	360,479
800	Industrias CH SAB de CV Series B* (Metals & Mining)	3,975
1,500	Infraestructura Energetica Nova SAB de CV (Gas Utilities)	6,603
27,788	Macquarie Mexico Real Estate Management SA de CV* (Equity Real Estate Investment Trusts (REITs))	29,657
1,500	Megacable Holdings SAB de CV (Media)	6,898
11,828	Mexichem SAB de CV (Chemicals)	36,947
16,100	PLA Administradora Industrial S de RL de CV* (Equity Real Estate Investment Trusts (REITs))	25,671
21,675	Telesites SAB de CV* (Diversified Telecommunication Services)	16,712

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Mexico – (continued)
638,061	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	$1,773,069

		4,513,606

Netherlands – 1.5%
7,788	Aalberts Industries NV (Machinery)	383,457
3,239	ABN AMRO Group NV(a) (Banks)	100,445
8,224	Aegon NV (Insurance)	60,272
14,881	Airbus SE (Aerospace and Defense)	1,735,875
13,565	Akzo Nobel NV (Chemicals)	1,228,423
9,376	ASR Nederland NV (Insurance)	442,207
56	Brack Capital Properties NV* (Real Estate Management & Development)	6,216
2,468	CNH Industrial NV (Machinery)	30,368
6,968	Core Laboratories NV (Energy Equipment & Services)	853,232
2,068	Euronext NV(a) (Capital Markets)	148,243
1,137	EXOR NV (Diversified Financial Services)	84,233
6,606	Ferrari NV (Automobiles)	810,403
3,740	Fiat Chrysler Automobiles NV* (Automobiles)	83,098
740	Gemalto NV (Software)	44,574
21,033	ING Groep NV (Banks)	354,417
3,944	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	95,147
1,578	Koninklijke DSM NV (Chemicals)	163,091
1,600	Koninklijke Philips NV (Health Care Equipment & Supplies)	67,722
3,027	Mylan NV* (Pharmaceuticals)	117,327
3,649	NN Group NV (Insurance)	174,877
6,432	Philips Lighting NV(a) (Electrical Equipment)	195,609
257	Randstad NV (Professional Services)	16,541
1,610	RELX NV (Professional Services)	34,256
990	Steinhoff International Holdings NV (Household Durables)	153
2,080	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	45,417
577	Unilever NV (Personal Products)	33,079
15,113	Wright Medical Group NV* (Health Care Equipment & Supplies)	296,366
251	X5 Retail Group NV GDR* (Food & Staples Retailing)	7,154
4	Yandex NV Class A* (Internet Software & Services)	133

		7,612,335

New Zealand – 0.1%
1,788	a2 Milk Co. Ltd.* (Food Products)	15,195
2,358	Auckland International Airport Ltd. (Transportation Infrastructure)	10,551
21,930	Contact Energy Ltd. (Electric Utilities)	82,760
5,946	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	53,179

Common Stocks – (continued)
New Zealand – (continued)
7,936	Fletcher Building Ltd. (Construction Materials)	35,149
16,998	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	35,113
6,414	Ryman Healthcare Ltd. (Health Care Providers & Services)	47,739
85,637	Spark New Zealand Ltd. (Diversified Telecommunication Services)	207,964

		487,650

Norway – 0.2%
8,814	Aker BP ASA (Oil, Gas & Consumable Fuels)	289,095
2,679	DNB ASA (Banks)	50,101
6,188	Entra ASA(a) (Real Estate Management & Development)	84,865
4,548	Gjensidige Forsikring ASA (Insurance)	71,987
1,733	Marine Harvest ASA (Food Products)	37,724
10,679	Norsk Hydro ASA (Metals & Mining)	66,701
10,111	Orkla ASA (Food Products)	93,579
1,884	Statoil ASA (Oil, Gas & Consumable Fuels)	48,179
932	Telenor ASA (Diversified Telecommunication Services)	20,629
3,094	Yara International ASA (Chemicals)	130,500

		893,360

Panama – 0.0%
3,871	Carnival Corp. (Hotels, Restaurants & Leisure)	244,105
326	Intercorp Financial Services, Inc. (Banks)	13,950

		258,055

Peru – 0.1%
16,186	Alicorp SAA (Food Products)	59,460
2,400	Cia de Minas Buenaventura SAA ADR (Metals & Mining)	38,280
1,417	Credicorp Ltd. (Banks)	329,438

		427,178

Philippines – 0.1%
4,440	Aboitiz Equity Ventures, Inc. (Industrial Conglomerates)	5,966
995	Ayala Corp. (Diversified Financial Services)	18,508
136,400	Ayala Land, Inc. (Real Estate Management & Development)	107,182
14,202	Bank of the Philippine Islands (Banks)	28,745
6,616	BDO Unibank, Inc. (Banks)	16,781
930	GT Capital Holdings, Inc. (Diversified Financial Services)	18,870
3,460	JG Summit Holdings, Inc. (Industrial Conglomerates)	4,262

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Philippines – (continued)
6,610	Jollibee Foods Corp. (Hotels, Restaurants & Leisure)	$36,326
440,500	Metro Pacific Investments Corp. (Diversified Financial Services)	43,324
39,084	Metropolitan Bank & Trust Co. (Banks)	64,014
16,090	SM Investments Corp. (Industrial Conglomerates)	290,956
191,700	SM Prime Holdings, Inc. (Real Estate Management & Development)	126,332
6,190	Universal Robina Corp. (Food Products)	16,799

		778,065

Poland – 0.6%
1,047	Alior Bank SA* (Banks)	21,064
2,674	Asseco Poland SA (Software)	33,387
8,949	Bank Millennium SA* (Banks)	21,800
8,425	Bank Polska Kasa Opieki SA (Banks)	279,600
3,229	Bank Zachodni WBK SA (Banks)	340,651
249	CCC SA (Textiles, Apparel & Luxury Goods)	18,291
593	CD Projekt SA (Software)	20,927
4,231	Cyfrowy Polsat SA (Media)	30,858
146	Grupa Kety SA (Metals & Mining)	14,892
2,145	Grupa Lotos SA (Oil, Gas & Consumable Fuels)	33,604
672	ING Bank Slaski SA (Banks)	37,630
1,558	Jastrzebska Spolka Weglowa SA* (Metals & Mining)	36,533
226	KGHM Polska Miedz SA (Metals & Mining)	5,991
204	KRUK SA (Consumer Finance)	13,314
11	LPP SA (Textiles, Apparel & Luxury Goods)	28,607
238	mBank SA* (Banks)	28,978
11,610	PGE Polska Grupa Energetyczna SA* (Electric Utilities)	34,516
12,217	Polski Koncern Naftowy ORLEN SA (Oil, Gas & Consumable Fuels)	311,166
17,286	Polskie Gornictwo Naftowe i Gazownictwo SA (Oil, Gas & Consumable Fuels)	30,339
62,554	Powszechna Kasa Oszczednosci Bank Polski SA* (Banks)	742,650
64,602	Powszechny Zaklad Ubezpieczen SA (Insurance)	785,367
15,504	Tauron Polska Energia SA* (Electric Utilities)	10,347

		2,880,512

Portugal – 0.1%
18,969	EDP – Energias de Portugal SA (Electric Utilities)	70,374
9,787	Galp Energia SGPS SA (Oil, Gas & Consumable Fuels)	187,843

Common Stocks – (continued)
Portugal – (continued)
1,458	Jeronimo Martins SGPS SA (Food & Staples Retailing)	25,569

		283,786

Russia – 0.2%
5,068	Aeroflot PJSC* (Airlines)	11,579
7,330	Gazprom PJSC* (Oil, Gas & Consumable Fuels)	16,948
44,549	Gazprom PJSC ADR (Oil, Gas & Consumable Fuels)	203,143
54,856	Global Telecom Holding SAE* (Wireless Telecommunication Services)	15,939
350,058	Inter Rao Ues PJSC* (Electric Utilities)	22,227
329	Lukoil PJSC* (Oil, Gas & Consumable Fuels)	21,735
1,888	Lukoil PJSC ADR (Oil, Gas & Consumable Fuels)	124,400
2,457	MegaFon PJSC GDR (Wireless Telecommunication Services)	21,757
96	MMC Norilsk Nickel PJSC* (Metals & Mining)	16,398
6,939	Mobile Telesystems PJSC ADR (Wireless Telecommunication Services)	72,860
7,927	Novolipetsk Steel PJSC GDR (Metals & Mining)	203,328
1,465	PhosAgro PJSC GDR (Chemicals)	21,125
3,210	Rosneft Oil Co. PJSC* (Oil, Gas & Consumable Fuels)	19,498
16,560	Rostelecom PJSC* (Diversified Telecommunication Services)	17,239
2,599,426	RusHydro PJSC* (Electric Utilities)	30,707
1,990	Sberbank of Russia PJSC* (Banks)	7,093
9,162	Sberbank of Russia PJSC ADR (Banks)	135,323
2,547	Severstal PJSC* (Metals & Mining)	40,837
2,418	Sistema PJSFC (Wireless Telecommunication Services)	8,792
9,600	Surgutneftegas OJSC* (Oil, Gas & Consumable Fuels)	4,481
7,422	Surgutneftegas OJSC ADR (Oil, Gas & Consumable Fuels)	34,215
2,550	Tatneft PJSC* (Oil, Gas & Consumable Fuels)	27,094
2,256	Uralkali PJSC GDR* (Chemicals)	20,062
2,787,553	VTB Bank PJSC* (Banks)	2,383

		1,099,163

Singapore – 0.4%
40,800	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	81,848

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Singapore – (continued)
66,988	CapitaLand Commercial Trust (Equity Real Estate Investment Trusts (REITs))	$91,519
13,100	CapitaLand Ltd. (Real Estate Management & Development)	36,940
74,500	CapitaLand Mall Trust (Equity Real Estate Investment Trusts (REITs))	117,648
7,500	City Developments Ltd. (Real Estate Management & Development)	71,272
14,400	ComfortDelGro Corp. Ltd. (Road & Rail)	24,304
2,536	DBS Group Holdings Ltd. (Banks)	58,511
92,200	Genting Singapore PLC (Hotels, Restaurants & Leisure)	80,778
5,700	Keppel Corp. Ltd. (Industrial Conglomerates)	34,959
226,521	Mapletree Commercial Trust (Equity Real Estate Investment Trusts (REITs))	276,118
145,100	Mapletree Greater China Commercial Trust (Equity Real Estate Investment Trusts (REITs))	129,809
6,600	Oversea-Chinese Banking Corp. Ltd. (Banks)	68,169
15,400	SATS Ltd. (Transportation Infrastructure)	63,993
14,300	Singapore Airlines Ltd. (Airlines)	116,679
4,000	Singapore Exchange Ltd. (Capital Markets)	23,196
1,900	Singapore Press Holdings Ltd. (Media)	3,882
10,400	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	27,215
54,300	Suntec Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	79,816
3,569	United Overseas Bank Ltd. (Banks)	80,817
44,341	UOL Group Ltd. (Real Estate Management & Development)	292,855
13,100	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	204,898
18,700	Wilmar International Ltd. (Food Products)	45,748

		2,010,974

South Africa – 0.7%
1,135	Anglo American Platinum Ltd. (Metals & Mining)	30,458
14,325	Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)	308,871
3,574	AVI Ltd. (Food Products)	32,689
2,798	Barclays Africa Group Ltd. (Banks)	40,983
10,664	Barloworld Ltd. (Trading Companies & Distributors)	144,702
104	Capitec Bank Holdings Ltd. (Banks)	7,404
11,660	Clicks Group Ltd. (Food & Staples Retailing)	199,880
1,006	Coronation Fund Managers Ltd. (Capital Markets)	5,987

Common Stocks – (continued)
South Africa – (continued)
498	EOH Holdings Ltd. (IT Services)	1,514
9,999	Exxaro Resources Ltd. (Oil, Gas & Consumable Fuels)	88,691
22,901	Fortress REIT Ltd. Class A (Equity Real Estate Investment Trusts (REITs))	31,517
7,899	Gold Fields Ltd. (Metals & Mining)	29,989
144,809	Growthpoint Properties Ltd. (Equity Real Estate Investment Trusts (REITs))	338,062
23,735	Harmony Gold Mining Co. Ltd. ADR (Metals & Mining)	48,182
1,000	Hyprop Investments Ltd. (Equity Real Estate Investment Trusts (REITs))	9,146
1,626	Impala Platinum Holdings Ltd.* (Metals & Mining)	2,896
391	Imperial Holdings Ltd. (Distributors)	7,521
4,341	Investec Ltd. (Capital Markets)	34,243
3,690	Kumba Iron Ore Ltd. (Metals & Mining)	78,827
1,469	Liberty Holdings Ltd. (Insurance)	15,619
11,708	MMI Holdings Ltd. (Insurance)	20,842
1,035	Mondi Ltd. (Paper & Forest Products)	30,221
1,304	Mr Price Group Ltd. (Specialty Retail)	28,615
7,256	Naspers Ltd. (Media)	1,767,703
937	Nedbank Group Ltd. (Banks)	22,346
1,917	Northam Platinum Ltd.* (Metals & Mining)	5,938
1,052	Pick n Pay Stores Ltd. (Food & Staples Retailing)	6,788
747	PSG Group Ltd. (Diversified Financial Services)	13,440
1,740	Rand Merchant Investment Holdings Ltd. (Insurance)	5,751
6,600	Redefine Properties Ltd. (Equity Real Estate Investment Trusts (REITs))	6,343
302	Remgro Ltd. (Diversified Financial Services)	5,437
23,485	Resilient REIT Ltd. (Equity Real Estate Investment Trusts (REITs))	127,646
14,786	RMB Holdings Ltd. (Diversified Financial Services)	92,742
12,234	SA Corporate Real Estate Ltd. (Equity Real Estate Investment Trusts (REITs))	4,684
3,227	Sappi Ltd. (Paper & Forest Products)	20,594
171	Sasol Ltd. (Chemicals)	6,113
19,581	Sibanye Gold Ltd.* (Metals & Mining)	17,164
4,176	Standard Bank Group Ltd. (Banks)	71,621
3,962	Telkom SA SOC Ltd. (Diversified Telecommunication Services)	18,094
1,370	The Bidvest Group Ltd. (Industrial Conglomerates)	26,837
434	The Foschini Group Ltd. (Specialty Retail)	7,467
520	The SPAR Group Ltd. (Food & Staples Retailing)	8,821
2,917	Tsogo Sun Holdings Ltd. (Hotels, Restaurants & Leisure)	5,332

		3,777,720

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
South Korea – 3.1%
11,370	BS Financial Group, Inc. (Banks)	$110,649
1,769	Celltrion, Inc.* (Biotechnology)	443,784
163	CJ CheilJedang Corp. (Food Products)	52,115
258	CJ Corp. (Industrial Conglomerates)	39,085
373	CJ O Shopping Co. Ltd. (Internet & Direct Marketing Retail)	77,806
213	Coway Co. Ltd. (Household Durables)	17,406
439	Daelim Industrial Co. Ltd. (Construction & Engineering)	35,231
1,781	DB Insurance Co. Ltd. (Insurance)	104,545
448	E-MART, Inc. (Food & Staples Retailing)	112,777
601	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	34,402
2,079	Hana Financial Group, Inc. (Banks)	92,377
861	Hankook Tire Co. Ltd. (Auto Components)	39,764
54	Hanmi Pharm Co. Ltd. (Pharmaceuticals)	23,377
110	Hanssem Co. Ltd. (Household Durables)	11,967
764	Hanwha Chemical Corp. (Chemicals)	20,538
2,339	Hanwha Corp. (Industrial Conglomerates)	86,964
2,883	Hanwha Life Insurance Co. Ltd. (Insurance)	16,753
355	Himart Co. Ltd. (Specialty Retail)	24,667
170	Hyosung Corp. (Chemicals)	20,798
470	Hyundai Development Co-Engineering & Construction (Construction & Engineering)	20,426
145	Hyundai Glovis Co. Ltd. (Air Freight & Logistics)	22,787
143	Hyundai Heavy Industries Co. Ltd.* (Machinery)	15,830
3,490	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	124,688
301	Hyundai Mobis Co. Ltd. (Auto Components)	69,707
1,293	Hyundai Motor Co. (Automobiles)	192,848
375	Hyundai Steel Co. (Metals & Mining)	21,195
20,519	Industrial Bank of Korea (Banks)	321,775
1,054	Kakao Corp. (Internet Software & Services)	108,452
630	Kangwon Land, Inc. (Hotels, Restaurants & Leisure)	16,995
6,824	KB Financial Group, Inc. (Banks)	387,706
9,431	KB Financial Group, Inc. ADR (Banks)	531,908
56	KCC Corp. (Building Products)	20,441
3,537	Kia Motors Corp. (Automobiles)	109,204
1,201	Korea Electric Power Corp. (Electric Utilities)	42,013
332	Korea Investment Holdings Co. Ltd. (Capital Markets)	28,044
50	Korea Zinc Co. Ltd. (Metals & Mining)	20,236
197	KT&G Corp. (Tobacco)	18,014
1,697	LG Chem Ltd. (Chemicals)	568,035
1,543	LG Corp. (Industrial Conglomerates)	116,720

Common Stocks – (continued)
South Korea – (continued)
1,129	LG Display Co. Ltd. (Electronic Equipment, Instruments & Components)	24,651
3,724	LG Electronics, Inc. (Household Durables)	353,105
320	LG Household & Health Care Ltd. (Personal Products)	408,601
6,614	LG Uplus Corp. (Diversified Telecommunication Services)	75,719
258	Lotte Chemical Corp. (Chemicals)	99,350
102	Lotte Food Co. Ltd. (Food Products)	71,148
205	Lotte Shopping Co. Ltd. (Multiline Retail)	48,874
176	Medy-Tox, Inc. (Biotechnology)	114,387
1,823	Mirae Asset Daewoo Co. Ltd. (Capital Markets)	16,506
1,186	NAVER Corp. (Internet Software & Services)	790,875
55	NCSoft Corp. (Software)	18,435
1,011	POSCO (Metals & Mining)	348,351
217	S-1 Corp. (Commercial Services & Supplies)	19,899
232	S-Oil Corp. (Oil, Gas & Consumable Fuels)	23,794
964	Samsung Biologics Co. Ltd.*(a) (Life Sciences Tools & Services)	437,840
163	Samsung C&T Corp. (Industrial Conglomerates)	21,261
814	Samsung Electro-Mechanics Co. Ltd. (Electronic Equipment, Instruments & Components)	89,383
543	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	1,345,883
2,238	Samsung Electronics Co. Ltd. GDR (Technology Hardware, Storage & Peripherals)	2,749,486
221	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	55,181
4,581	Samsung Heavy Industries Co. Ltd.* (Machinery)	31,314
342	Samsung Life Insurance Co. Ltd. (Insurance)	37,335
372	Samsung SDI Co. Ltd. (Electronic Equipment, Instruments & Components)	63,344
56	Samsung SDS Co. Ltd. (IT Services)	12,720
552	Samsung Securities Co. Ltd. (Capital Markets)	18,985
8,219	Shinhan Financial Group Co. Ltd. (Banks)	365,965
5,952	Shinhan Financial Group Co. Ltd. ADR (Banks)	265,578
145	SK Holdings Co. Ltd. (Industrial Conglomerates)	39,691
21,433	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	1,685,576

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
South Korea – (continued)
3,602	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)	$660,053
1,152	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	246,140
44,976	SK Telecom Co. Ltd. ADR (Wireless Telecommunication Services)	1,068,180
10,606	Woori Bank (Banks)	158,342
107	Yuhan Corp. (Pharmaceuticals)	22,856

		15,910,837

Spain – 0.5%
2,294	Abertis Infraestructuras SA (Transportation Infrastructure)	50,576
556	ACS Actividades de Construccion y Servicios SA (Construction & Engineering)	23,432
241	Aena SME SA(a) (Transportation Infrastructure)	49,677
977	Amadeus IT Group SA (IT Services)	71,282
4,741	Banco Bilbao Vizcaya Argentaria SA (Banks)	38,364
39,160	Banco de Sabadell SA (Banks)	76,632
5,366	Banco Santander SA (Banks)	34,669
17,334	Bankia SA (Banks)	76,055
13,995	Bankinter SA (Banks)	146,264
104,684	CaixaBank SA (Banks)	509,065
4,476	Distribuidora Internacional de Alimentacion SA (Food & Staples Retailing)	20,743
6,722	Ebro Foods SA (Food Products)	162,100
1,810	Enagas SA (Oil, Gas & Consumable Fuels)	52,609
6,877	Endesa SA (Electric Utilities)	160,373
2,651	Ferrovial SA (Construction & Engineering)	56,623
2,903	Gas Natural SDG SA (Gas Utilities)	73,178
2,065	Grifols SA (Biotechnology)	57,898
11,792	Iberdrola SA (Electric Utilities)	91,104
10,921	Industria de Diseno Textil SA (Specialty Retail)	338,531
8,175	International Consolidated Airlines Group SA (Airlines)	70,666
16,650	Mapfre SA (Insurance)	57,758
19,771	Merlin Properties Socimi SA (Equity Real Estate Investment Trusts (REITs))	305,063
8,528	Red Electrica Corp. SA (Electric Utilities)	177,642
3,172	Repsol SA (Oil, Gas & Consumable Fuels)	60,531

		2,760,835

Sweden – 0.9%
12,376	Alfa Laval AB (Machinery)	306,165
23,553	Atlas Copco AB Class A (Machinery)	921,071
4,629	BillerudKorsnas AB (Containers & Packaging)	68,017

Common Stocks – (continued)
Sweden – (continued)
2,368	Boliden AB (Metals & Mining)	82,050
21,917	Castellum AB (Real Estate Management & Development)	354,281
2,259	Electrolux AB Series B (Household Durables)	59,449
3,568	Elekta AB Class B (Health Care Equipment & Supplies)	40,453
14,913	Hemfosa Fastigheter AB (Real Estate Management & Development)	184,729
1,871	Hennes & Mauritz AB Class B (Specialty Retail)	32,152
12,512	Hexagon AB Class B (Electronic Equipment, Instruments & Components)	722,429
5,372	Husqvarna AB Class B (Household Durables)	51,667
2,661	ICA Gruppen AB (Food & Staples Retailing)	82,625
3,033	Industrivarden AB Class C (Diversified Financial Services)	63,859
1,516	Investor AB Class B (Diversified Financial Services)	65,998
2,252	Kinnevik AB Class B (Diversified Financial Services)	81,156
6,060	Loomis AB Class B (Commercial Services & Supplies)	220,686
2,658	Lundin Petroleum AB* (Oil, Gas & Consumable Fuels)	73,273
9,333	Mycronic AB (Electronic Equipment, Instruments & Components)	107,158
6,804	Nordea Bank AB (Banks)	69,201
1,798	Saab AB Class B (Aerospace & Defense)	73,592
1,251	Sandvik AB (Machinery)	21,330
1,201	Securitas AB Class B (Commercial Services & Supplies)	19,406
2,921	Skandinaviska Enskilda Banken AB (Banks)	27,423
2,384	SKF AB Class B (Machinery)	48,264
2,698	Svenska Handelsbanken AB Class A (Banks)	30,089
2,031	Swedbank AB Class A (Banks)	44,120
2,026	Swedish Match AB (Tobacco)	90,887
12,066	Tele2 AB Class B (Wireless Telecommunication Services)	156,399
7,621	Telefonaktiebolaget LM Ericsson Class B (Communications Equipment)	58,098
12,119	Telia Co. AB (Diversified Telecommunication Services)	59,670
12,437	Trelleborg AB Class B (Machinery)	290,637
4,144	Volvo AB Class B (Machinery)	70,226

		4,576,560

Switzerland – 3.0%
58,972	ABB Ltd. (Electrical Equipment)	1,374,965
262	Adecco Group AG (Professional Services)	17,351

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Switzerland – (continued)
18,945	Aryzta AG* (Food Products)	$399,283
1,327	Baloise Holding AG (Insurance)	210,336
18	Barry Callebaut AG (Food Products)	32,315
471	Bucher Industries AG (Machinery)	172,614
1	Chocoladefabriken Lindt & Spruengli AG* (Food Products)	75,847
10,131	Chubb Ltd. (Insurance)	1,374,473
6,438	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	611,988
5,137	Clariant AG* (Chemicals)	118,589
3,263	Credit Suisse Group AG* (Capital Markets)	55,035
89	dormakaba Holding AG Class B* (Building Products)	68,843
425	Dufry AG* (Specialty Retail)	60,111
152	EMS-Chemie Holding AG (Chemicals)	93,882
452	Ferguson PLC (Trading Companies & Distributors)	34,599
399	Flughafen Zuerich AG (Transportation Infrastructure)	83,323
78	Geberit AG (Building Products)	33,285
301	Georg Fischer AG (Machinery)	374,160
236	Givaudan SA (Chemicals)	525,348
22,223	Glencore PLC* (Metals & Mining)	107,048
215	Helvetia Holding AG (Insurance)	127,712
1,146	Julius Baer Group Ltd.* (Capital Markets)	68,013
344	Kuehne & Nagel International AG (Marine)	53,559
798	LafargeHolcim Ltd.* (Construction Materials)	44,330
885	Logitech International SA (Technology Hardware, Storage & Peripherals)	32,695
182	Lonza Group AG* (Life Sciences Tools & Services)	44,468
13,953	Nestle SA (Food Products)	1,080,940
16,388	Novartis AG (Pharmaceuticals)	1,261,455
9,660	Novartis AG ADR (Pharmaceuticals)	740,825
1,171	Pargesa Holding SA (Diversified Financial Services)	109,594
174	Partners Group Holding AG (Capital Markets)	126,910
1,200	PSP Swiss Property AG (Real Estate Management & Development)	112,124
4,987	Roche Holding AG (Pharmaceuticals)	1,108,048
160	Schindler Holding AG (Machinery)	33,038
96	Sika AG (Chemicals)	696,598
516	Sonova Holding AG (Health Care Equipment & Supplies)	85,034
200	Straumann Holding AG (Health Care Equipment & Supplies)	135,765
423	Swiss Life Holding AG* (Insurance)	147,973
1,627	Swiss Prime Site AG* (Real Estate Management & Development)	152,440
23,518	Swiss Re AG (Insurance)	2,240,542

Common Stocks – (continued)
Switzerland – (continued)
68	Swisscom AG (Diversified Telecommunication Services)	32,615
1,857	TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	170,380
801	Temenos Group AG* (Software)	100,788
136	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	65,304
1,715	UBS Group AG* (Capital Markets)	28,786
534	Valora Holding AG* (Specialty Retail)	178,616
388	Vifor Pharma AG (Pharmaceuticals)	61,231
2,502	Wizz Air Holdings PLC*(a) (Airlines)	109,864
1,883	Zurich Insurance Group AG (Insurance)	601,497

		15,574,539

Taiwan – 2.0%
177,517	Acer, Inc.* (Technology Hardware, Storage & Peripherals)	135,382
4,000	Advantech Co. Ltd. (Technology Hardware, Storage & Peripherals)	27,460
36,000	Airtac International Group (Machinery)	624,651
89,793	ASE Industrial Holding Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	491,165
8,000	ASE Industrial Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	21,713
51,000	Asia Cement Corp. (Construction Materials)	54,426
18,768	Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	175,399
83,000	AU Optronics Corp. (Electronic Equipment, Instruments & Components)	34,226
71,857	Cathay Financial Holding Co. Ltd. (Insurance)	128,894
10,000	Chailease Holding Co. Ltd. (Diversified Financial Services)	36,487
77,000	Chang Hwa Commercial Bank Ltd. (Banks)	44,324
90,000	China Development Financial Holding Corp. (Banks)	34,029
65,411	China Life Insurance Co. Ltd. (Insurance)	70,869
29,000	China Steel Corp. (Metals & Mining)	22,948
30,843	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	61,118
21,814	Chong Hong Construction Co. Ltd. (Real Estate Management & Development)	63,352
8,000	Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	30,441
67,000	Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	43,641

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Taiwan – (continued)
616,855	CTBC Financial Holding Co. Ltd. (Banks)	$439,918
37,521	E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components)	41,517
81,000	E.Sun Financial Holding Co. Ltd. (Banks)	57,279
1,000	Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	12,064
60,000	Far Eastern New Century Corp. (Industrial Conglomerates)	57,266
1,000	Far EasTone Telecommunications Co. Ltd. (Wireless Telecommunication Services)	2,646
103,000	First Financial Holding Co. Ltd. (Banks)	70,813
92,093	Formosa Chemicals & Fibre Corp. (Chemicals)	338,364
10,000	Formosa Plastic Corp. (Chemicals)	35,092
67,732	Foxconn Technology Co. Ltd. (Technology Hardware, Storage & Peripherals)	168,171
236,193	Fubon Financial Holding Co. Ltd. (Diversified Financial Services)	404,092
3,000	Giant Manufacturing Co. Ltd. (Leisure Products)	15,236
13,573	Grand Pacific Petrochemical (Chemicals)	15,018
147,259	HannStar Display Corp. (Electronic Equipment, Instruments & Components)	40,386
22,000	Highwealth Construction Corp. (Real Estate Management & Development)	33,871
20,861	Hiwin Technologies Corp. (Machinery)	314,248
119,000	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	330,984
53,563	Hon Hai Precision Industry Co. Ltd. GDR (Electronic Equipment, Instruments & Components)	299,807
10,000	HTC Corp.* (Technology Hardware, Storage & Peripherals)	20,274
83,000	Hua Nan Financial Holdings Co. Ltd. (Banks)	50,193
99,000	Innolux Corp. (Electronic Equipment, Instruments & Components)	36,840
38,000	Inventec Corp. (Technology Hardware, Storage & Peripherals)	28,790
45,000	Lite-On Technology Corp. (Technology Hardware, Storage & Peripherals)	59,383
11,000	Macronix International* (Semiconductors & Semiconductor Equipment)	17,475
2,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	22,747
470,788	Mega Financial Holding Co. Ltd. (Banks)	415,615

Common Stocks – (continued)
Taiwan – (continued)
7,000	Micro-Star International Co. Ltd. (Technology Hardware, Storage & Peripherals)	21,862
39,720	Nan Ya Plastics Corp. (Chemicals)	108,792
61,632	Nanya Technology Corp. (Semiconductors & Semiconductor Equipment)	191,853
5,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	20,988
28,979	Oriental Union Chemical Corp. (Chemicals)	31,075
15,000	Pegatron Corp. (Technology Hardware, Storage & Peripherals)	34,972
51,000	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	63,779
25,000	Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	71,566
3,000	President Chain Store Corp. (Food & Staples Retailing)	29,488
71,560	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	147,711
457,659	Shin Kong Financial Holding Co. Ltd. (Insurance)	186,003
12,263	Simplo Technology Co. Ltd. (Electronic Equipment, Instruments & Components)	68,561
75,000	SinoPac Financial Holdings Co. Ltd. (Banks)	26,990
1,859	St. Shine Optical Co. Ltd. (Health Care Equipment & Supplies)	49,840
81,000	Taishin Financial Holding Co. Ltd. (Banks)	39,360
28,000	Taiwan Cement Corp. (Construction Materials)	38,478
90,000	Taiwan Cooperative Financial Holding Co. Ltd. (Banks)	52,296
2,000	Taiwan Mobile Co. Ltd. (Wireless Telecommunication Services)	7,386
72,070	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	548,982
67,840	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	2,608,448
4,631	TCI Co. Ltd. (Personal Products)	67,944
58,000	Teco Electric and Machinery Co. Ltd. (Electrical Equipment)	47,076
20,036	Tripod Technology Corp. (Electronic Equipment, Instruments & Components)	60,607
48,924	Uni-President Enterprises Corp. (Food Products)	117,744
75,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	40,445

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Taiwan – (continued)
91,163	Walsin Lihwa Corp. (Electrical Equipment)	$61,984
26,000	Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment)	15,913
142,589	Wistron Corp. (Technology Hardware, Storage & Peripherals)	113,387
39,000	WPG Holdings Ltd. (Electronic Equipment, Instruments & Components)	52,480
5,760	Yageo Corp. (Electronic Equipment, Instruments & Components)	120,735
162,152	Yuanta Financial Holding Co. Ltd. (Capital Markets)	77,387

		10,552,746

Thailand – 0.5%
51,384	Advanced Info Service PCL ADR (Wireless Telecommunication Services)	330,399
5,100	Advanced Info Service PCL NVDR (Wireless Telecommunication Services)	33,579
100,100	Airports of Thailand PCL NVDR (Transportation Infrastructure)	225,234
7,475	Bangkok Bank PCL ADR (Banks)	227,560
39,500	Bangkok Dusit Medical Services PCL NVDR (Health Care Providers & Services)	28,138
23,100	Bangkok Expressway & Metro PCL (Transportation Infrastructure)	5,661
171,326	Beauty Community PCL (Specialty Retail)	125,887
18,200	Berli Jucker PCL NVDR (Food & Staples Retailing)	34,360
183,500	BTS Group Holdings PCL NVDR (Road & Rail)	51,942
8,800	Bumrungrad Hospital PCL NVDR (Health Care Providers & Services)	52,834
16,200	Central Pattana PCL NVDR (Real Estate Management & Development)	41,340
73,300	Charoen Pokphand Foods PCL NVDR (Food Products)	56,573
39,477	CP ALL PCL (Food & Staples Retailing)	108,616
26,600	CP ALL PCL NVDR (Food & Staples Retailing)	73,186
17,800	Delta Electronics Thailand PCL NVDR (Electronic Equipment, Instruments & Components)	37,887
32,000	Energy Absolute PCL NVDR (Oil, Gas & Consumable Fuels)	36,185
33,700	Indorama Ventures PCL NVDR (Chemicals)	63,963
61,109	Kiatnakin Bank PCL (Banks)	142,421
127,400	Krung Thai Bank PCL NVDR (Banks)	73,184
2,412	Krungthai Card PCL (Consumer Finance)	27,652

Common Stocks – (continued)
Thailand – (continued)
8,400	Minor International PCL NVDR (Hotels, Restaurants & Leisure)	10,671
5,600	PTT Exploration & Production PCL NVDR (Oil, Gas & Consumable Fuels)	23,731
59,575	PTT Global Chemical PCL (Chemicals)	184,123
17,800	PTT Global Chemical PCL NVDR (Chemicals)	55,013
123,250	PTT PCL (Oil, Gas & Consumable Fuels)	219,825
15,000	PTT PCL NVDR (Oil, Gas & Consumable Fuels)	26,750
43,900	Thai Beverage PCL (Beverages)	28,223
45,552	Thai Oil PCL (Oil, Gas & Consumable Fuels)	135,606
21,700	Thai Oil PCL NVDR (Oil, Gas & Consumable Fuels)	64,600
33,824	Thanachart Capital PCL (Banks)	57,436
10,674	The Siam Cement PCL (Construction Materials)	157,888
1,400	The Siam Commercial Bank PCL (Banks)	5,799
16,151	Tisco Financial Group PCL (Banks)	45,306
779,800	TMB Bank PCL NVDR (Banks)	58,093
89,100	True Corp. PCL NVDR (Diversified Telecommunication Services)	21,434

		2,871,099

Turkey – 0.1%
47,901	Akbank Turk AS (Banks)	99,666
938	Anadolu Efes Biracilik Ve Malt Sanayii AS (Beverages)	6,156
4,143	Arcelik AS (Household Durables)	18,473
794	BIM Birlesik Magazalar AS (Food & Staples Retailing)	13,491
8,559	Emlak Konut Gayrimenkul Yatirim Ortakligi AS* (Equity Real Estate Investment Trusts (REITs))	5,129
17,184	Enka Insaat ve Sanayi AS (Industrial Conglomerates)	20,677
7,786	Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	19,436
12,665	Haci Omer Sabanci Holding AS (Diversified Financial Services)	29,952
1,279	KOC Holding AS (Industrial Conglomerates)	4,321
9,385	Petkim Petrokimya Holding AS (Chemicals)	16,586
4,145	TAV Havalimanlari Holding AS (Transportation Infrastructure)	22,311
11,992	Tekfen Holding AS (Construction & Engineering)	45,381
235	Tupras Turkiye Petrol Rafinerileri AS (Oil, Gas & Consumable Fuels)	6,007
9,204	Turk Hava Yollari AO* (Airlines)	38,018

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Turkey – (continued)
4,468	Turkcell Iletisim Hizmetleri AS (Wireless Telecommunication Services)	$15,384
9,969	Turkiye Garanti Bankasi AS (Banks)	22,574
1,823	Turkiye Halk Bankasi AS (Banks)	3,730
9,929	Turkiye Is Bankasi AS Class C (Banks)	15,045
82,367	Turkiye Vakiflar Bankasi TAO Class D (Banks)	121,194
35,048	Yapi ve Kredi Bankasi AS* (Banks)	34,324

		557,855

United Arab Emirates – 0.1%
21,296	Abu Dhabi Commercial Bank PJSC (Banks)	40,758
50,881	Aldar Properties PJSC (Real Estate Management & Development)	29,089
48,412	DAMAC Properties Dubai Co. PJSC (Real Estate Management & Development)	36,412
1,527	DP World Ltd. (Transportation Infrastructure)	33,976
31,350	Dubai Islamic Bank PJSC (Banks)	46,942
25,556	Emaar Malls PJSC (Real Estate Management & Development)	15,446
59,706	Emaar Properties PJSC (Real Estate Management & Development)	94,115
18,204	Emirates Telecommunications Group Co. PJSC (Diversified Telecommunication Services)	84,995
23,024	First Abu Dhabi Bank PJSC (Banks)	77,725

		459,458

United Kingdom – 6.8%
5,735	3i Group PLC (Capital Markets)	74,028
11,591	Abcam PLC (Biotechnology)	194,317
3,553	Admiral Group PLC (Insurance)	97,233
6,890	Anglo American PLC (Metals & Mining)	162,117
15,087	Aon PLC (Insurance)	2,149,445
511	Aptiv PLC (Auto Components)	43,220
3,718	Ashtead Group PLC (Trading Companies & Distributors)	103,259
916	Associated British Foods PLC (Food Products)	34,049
16,854	AstraZeneca PLC (Pharmaceuticals)	1,179,819
15,555	Auto Trader Group PLC(a) (Internet Software & Services)	75,584
165,897	Aviva PLC (Insurance)	1,205,353
11,244	Babcock International Group PLC (Commercial Services & Supplies)	113,493
5,777	BAE Systems PLC (Aerospace & Defense)	48,470
134,303	Balfour Beatty PLC (Construction & Engineering)	542,369
515,361	Barclays PLC (Banks)	1,469,346
20,000	Barratt Developments PLC (Household Durables)	153,361

Common Stocks – (continued)
United Kingdom – (continued)
22,145	Beazley PLC (Insurance)	179,869
5,187	Bellway PLC (Household Durables)	236,352
2,880	Berkeley Group Holdings PLC (Household Durables)	161,234
27,597	BHP Billiton PLC (Metals & Mining)	588,435
66,635	boohoo.com PLC* (Internet & Direct Marketing Retail)	167,969
218,567	BP PLC (Oil, Gas & Consumable Fuels)	1,623,506
30,302	British American Tobacco PLC (Tobacco)	1,661,988
10,492	BT Group PLC (Diversified Telecommunication Services)	36,012
1,969	Bunzl PLC (Trading Companies & Distributors)	57,094
1,039	Burberry Group PLC (Textiles, Apparel & Luxury Goods)	26,092
10,664	Burford Capital Ltd. (Capital Markets)	210,522
40,261	Cairn Energy PLC* (Oil, Gas & Consumable Fuels)	125,308
11,088	Carnival PLC (Hotels, Restaurants & Leisure)	720,668
9,334	Clinigen Healthcare Ltd.* (Life Sciences Tools & Services)	112,490
395,348	Cobham PLC* (Aerospace & Defense)	624,402
496	Coca-Cola European Partners PLC (Beverages)	19,578
56,478	Compass Group PLC (Hotels, Restaurants & Leisure)	1,211,609
17,905	Conviviality PLC(b) (Food & Staples Retailing)	—
2,412	Croda International PLC (Chemicals)	147,548
3,379	Dechra Pharmaceuticals PLC (Pharmaceuticals)	126,917
16,074	Diageo PLC (Beverages)	573,434
1,169	Dialog Semiconductor PLC* (Semiconductors & Semiconductor Equipment)	24,886
79,902	Direct Line Insurance Group PLC (Insurance)	410,559
51,943	DS Smith PLC (Containers & Packaging)	372,094
53,908	Experian PLC (Professional Services)	1,235,149
16,070	Fenner PLC (Machinery)	134,511
13,058	Ferroglobe PLC* (Metals & Mining)	147,555
15,101	G4S PLC (Commercial Services & Supplies)	53,650
64,287	GlaxoSmithKline PLC (Pharmaceuticals)	1,289,414
18,680	GVC Holdings PLC (Hotels, Restaurants & Leisure)	228,654
6,074	Halma PLC (Electronic Equipment, Instruments & Components)	101,916
13,393	Hammerson PLC (Equity Real Estate Investment Trusts (REITs))	100,962

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
101,511	Hays PLC (Professional Services)	$250,155
3,284	Hill & Smith Holdings PLC (Metals & Mining)	59,930
12,870	HSBC Holdings PLC (Banks)	128,133
28,563	Ibstock PLC(a) (Construction Materials)	116,776
3,119	IHS Markit Ltd.* (Professional Services)	153,236
19,396	Inchcape PLC (Distributors)	193,773
15,165	Informa PLC (Media)	153,967
6,632	Inmarsat PLC (Diversified Telecommunication Services)	34,263
474	InterContinental Hotels Group PLC (Hotels, Restaurants & Leisure)	29,905
21,759	Intermediate Capital Group PLC (Capital Markets)	324,208
1,249	Intertek Group PLC (Professional Services)	83,987
92,190	IQE PLC* (Semiconductors & Semiconductor Equipment)	131,666
77,609	J Sainsbury PLC (Food & Staples Retailing)	329,308
37,540	JD Sports Fashion PLC (Specialty Retail)	201,376
2,243	Johnson Matthey PLC (Chemicals)	101,371
3,441	Just Eat PLC* (Internet Software & Services)	36,633
10,597	KAZ Minerals PLC* (Metals & Mining)	133,893
3,278	Keywords Studios PLC (IT Services)	82,043
30,112	Kingfisher PLC (Specialty Retail)	125,580
4,453	Land Securities Group PLC (Equity Real Estate Investment Trusts (REITs))	60,450
755,719	Lloyds Banking Group PLC (Banks)	670,283
397	London Stock Exchange Group PLC (Capital Markets)	23,458
21,635	Marks & Spencer Group PLC (Multiline Retail)	85,546
32,855	Melrose Industries PLC (Electrical Equipment)	103,023
21,099	Micro Focus International PLC (Software)	363,812
4,296	Mondi PLC (Paper & Forest Products)	119,588
33,422	National Express Group PLC (Road & Rail)	180,357
16,078	National Grid PLC (Multi-Utilities)	186,021
617	Next PLC (Multiline Retail)	44,570
2,088	Nielsen Holdings PLC (Professional Services)	65,668
4,400	NMC Health PLC (Health Care Providers & Services)	214,997
9,759	Old Mutual PLC (Insurance)	33,620
18,266	Paragon Banking Group PLC (Thrifts & Mortgage Finance)	130,954
10,265	Pearson PLC (Media)	117,684
11,466	Pennon Group PLC (Water Utilities)	108,941

Common Stocks – (continued)
United Kingdom – (continued)
4,358	Persimmon PLC (Household Durables)	162,795
98,887	Premier Oil PLC* (Oil, Gas & Consumable Fuels)	128,173
4,562	Provident Financial PLC (Consumer Finance)	41,765
43,432	Prudential PLC (Insurance)	1,116,811
2,498	Randgold Resources Ltd. (Metals & Mining)	202,547
212	Reckitt Benckiser Group PLC (Household Products)	16,631
23,055	Redrow PLC (Household Durables)	198,667
2,034	RELX PLC (Professional Services)	43,473
105,087	Rentokil Initial PLC (Commercial Services & Supplies)	443,353
3,988	Rightmove PLC (Internet Software & Services)	250,104
3,349	Rio Tinto PLC (Metals & Mining)	182,540
2,158,704	Rolls-Royce Holdings PLC* (Aerospace & Defense)	349,198
47,167	Royal Bank of Scotland Group PLC* (Banks)	174,669
3,141	Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels)	109,279
41,741	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	1,490,105
24,002	Royal Mail PLC (Air Freight & Logistics)	191,415
15,850	RPC Group PLC (Containers & Packaging)	171,986
22,615	RSA Insurance Group PLC (Insurance)	204,055
1,905	Schroders PLC (Capital Markets)	86,183
17,578	Segro PLC (Equity Real Estate Investment Trusts (REITs))	155,983
2,333	Severn Trent PLC (Water Utilities)	62,123
1,813	Sky PLC (Media)	34,399
2,029	Smith & Nephew PLC (Health Care Equipment & Supplies)	38,857
3,584	Smiths Group PLC (Industrial Conglomerates)	78,530
61,719	SSE PLC (Electric Utilities)	1,171,339
24,833	SSP Group PLC (Hotels, Restaurants & Leisure)	222,219
2,683	St. James’s Place PLC (Capital Markets)	41,794
9,847	Standard Chartered PLC (Banks)	103,433
12,089	Standard Life Aberdeen PLC (Diversified Financial Services)	60,478
7,440	Tate & Lyle PLC (Food Products)	58,760
52,960	Taylor Wimpey PLC (Household Durables)	139,472
17,757	Tesco PLC (Food & Staples Retailing)	57,514
9,263	The British Land Co. PLC (Equity Real Estate Investment Trusts (REITs))	85,543

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
2,722	The Weir Group PLC (Machinery)	$79,651
7,663	Travis Perkins PLC (Trading Companies & Distributors)	133,441
923	Unilever PLC (Personal Products)	51,773
13,754	United Utilities Group PLC (Water Utilities)	140,255
18,881	Vesuvius PLC (Machinery)	152,480
329,556	Vodafone Group PLC (Wireless Telecommunication Services)	961,714
1,667	Whitbread PLC (Hotels, Restaurants & Leisure)	98,082
56,827	William Hill PLC (Hotels, Restaurants & Leisure)	228,567
28,564	Wm Morrison Supermarkets PLC (Food & Staples Retailing)	95,266
3,502	WPP PLC (Media)	60,095

		35,410,532

United States – 40.1%
410	3M Co. (Industrial Conglomerates)	79,700
7,239	AAR Corp. (Aerospace & Defense)	313,449
4,554	Abbott Laboratories (Health Care Equipment & Supplies)	264,724
554	AbbVie, Inc. (Biotechnology)	53,489
3,955	ABM Industries, Inc. (Commercial Services & Supplies)	123,119
12,509	ACCO Brands Corp. (Commercial Services & Supplies)	150,733
1,181	Activision Blizzard, Inc. (Software)	78,359
515	Adobe Systems, Inc.* (Software)	114,124
16,360	Advance Auto Parts, Inc. (Specialty Retail)	1,872,402
5,299	Advanced Micro Devices, Inc.* (Semiconductors & Semiconductor Equipment)	57,653
7,169	Aegion Corp.* (Construction & Engineering)	162,665
12,623	Aetna, Inc. (Health Care Providers & Services)	2,260,148
715	Affiliated Managers Group, Inc. (Capital Markets)	117,875
3,370	Aflac, Inc. (Insurance)	153,571
1,838	Agilent Technologies, Inc. (Life Sciences Tools & Services)	120,830
7,362	Air Lease Corp. (Trading Companies & Distributors)	306,922
363	Air Products & Chemicals, Inc. (Chemicals)	58,911
2,724	Akamai Technologies, Inc.* (Internet Software & Services)	195,175
3,206	Alamo Group, Inc. (Machinery)	350,961
616	Alaska Air Group, Inc. (Airlines)	39,997
1,627	Albemarle Corp. (Chemicals)	157,754
1,042	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts (REITs))	129,802

Common Stocks – (continued)
United States – (continued)
366	Alexion Pharmaceuticals, Inc.* (Biotechnology)	43,053
460	Align Technology, Inc.* (Health Care Equipment & Supplies)	114,931
313	Alleghany Corp. (Insurance)	179,872
930	Allegiant Travel Co. (Airlines)	149,033
241	Alliance Data Systems Corp. (IT Services)	48,935
8,535	Alliant Energy Corp. (Electric Utilities)	366,578
9,449	Ally Financial, Inc. (Consumer Finance)	246,619
49	Alphabet, Inc. Class A* (Internet Software & Services)	49,910
2,078	Alphabet, Inc. Class C* (Internet Software & Services)	2,114,012
1,071	Altria Group, Inc. (Tobacco)	60,094
53	Amazon.com, Inc.* (Internet & Direct Marketing Retail)	83,005
4,530	AMC Networks, Inc. Class A* (Media)	235,560
3,186	Amdocs Ltd. (IT Services)	214,258
6,315	Ameren Corp. (Multi-Utilities)	370,185
4,623	American Electric Power Co., Inc. (Electric Utilities)	323,518
1,571	American Express Co. (Consumer Finance)	155,136
2,729	American International Group, Inc. (Insurance)	152,824
815	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	111,133
3,445	American Water Works Co., Inc. (Water Utilities)	298,268
698	Ameriprise Financial, Inc. (Capital Markets)	97,867
9,388	Ameris Bancorp (Banks)	485,360
5,259	AMERISAFE, Inc. (Insurance)	311,859
20,186	AmerisourceBergen Corp. (Health Care Providers & Services)	1,828,448
1,997	AMETEK, Inc. (Electrical Equipment)	139,391
307	Amgen, Inc. (Biotechnology)	53,565
1,818	Amphenol Corp. Class A (Electronic Equipment, Instruments & Components)	152,185
944	Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	63,550
738	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	64,464
2,880	Andeavor (Oil, Gas & Consumable Fuels)	398,362
1,592	Anixter International, Inc.* (Electronic Equipment, Instruments & Components)	93,769
46,305	Annaly Capital Management, Inc. (Mortgage Real Estate Investment Trusts (REITs))	480,183
1,290	ANSYS, Inc.* (Software)	208,541
5,101	Anthem, Inc. (Health Care Providers & Services)	1,203,785
292	Anworth Mortgage Asset Corp. (Mortgage Real Estate Investment Trusts (REITs))	1,381

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
6,036	Apple, Inc. (Technology Hardware, Storage & Peripherals)	$997,509
979	Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	48,627
5,520	Arch Capital Group Ltd.* (Insurance)	442,318
1,966	Archer-Daniels-Midland Co. (Food Products)	89,217
4,785	Arconic, Inc. (Aerospace & Defense)	85,221
10,585	Ares Commercial Real Estate Corp. (Mortgage Real Estate Investment Trusts (REITs))	129,455
3,753	Arthur J. Gallagher & Co. (Insurance)	262,672
2,479	ASGN, Inc.* (Professional Services)	199,882
2,214	Aspen Insurance Holdings Ltd. (Insurance)	93,984
8,654	Assured Guaranty Ltd. (Insurance)	314,054
5,152	AT&T, Inc. (Diversified Telecommunication Services)	168,470
472	Autodesk, Inc.* (Software)	59,425
2,092	Autoliv, Inc. (Auto Components)	280,433
793	Automatic Data Processing, Inc. (IT Services)	93,637
1,829	AutoZone, Inc.* (Specialty Retail)	1,142,247
765	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	124,695
3,135	Axalta Coating Systems Ltd.* (Chemicals)	96,872
24,466	Axis Capital Holdings Ltd. (Insurance)	1,436,154
3,356	Baker Hughes a GE Co. (Energy Equipment & Services)	121,185
3,844	Balchem Corp. (Chemicals)	339,195
3,294	Ball Corp. (Containers & Packaging)	132,056
9,913	Bank of America Corp. (Banks)	296,597
6,068	BankUnited, Inc. (Banks)	240,353
5,259	Baxter International, Inc. (Health Care Equipment & Supplies)	365,500
4,311	BB&T Corp. (Banks)	227,621
1,076	Becton Dickinson & Co. (Health Care Equipment & Supplies)	249,492
4,191	Belden, Inc. (Electronic Equipment, Instruments & Components)	258,166
10,470	Berkshire Hathaway, Inc. Class B* (Diversified Financial Services)	2,028,353
5,388	Best Buy Co., Inc. (Specialty Retail)	412,344
1,061	BioMarin Pharmaceutical, Inc.* (Biotechnology)	88,604
5,717	Blackbaud, Inc. (Software)	600,056
197	BlackRock, Inc. (Capital Markets)	102,736
6,734	Blackstone Mortgage Trust, Inc. Class A (Mortgage Real Estate Investment Trusts (REITs))	207,744
10,823	BMC Stock Holdings, Inc.* (Trading Companies & Distributors)	186,697
811	Booking Holdings, Inc.* (Internet & Direct Marketing Retail)	1,766,358

Common Stocks – (continued)
United States – (continued)
1,648	Booz Allen Hamilton Holding Corp. (IT Services)	65,310
3,571	BorgWarner, Inc. (Auto Components)	174,765
4,715	Boston Scientific Corp.* (Health Care Equipment & Supplies)	135,415
204	Broadcom, Inc. (Semiconductors & Semiconductor Equipment)	46,802
1,309	Broadridge Financial Solutions, Inc. (IT Services)	140,338
10,953	Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	272,511
2,189	Brown-Forman Corp. Class B (Beverages)	122,672
3,865	Bunge Ltd. (Food Products)	279,169
2,159	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	198,693
4,841	CA, Inc. (Software)	168,467
1,113	Cabot Corp. (Chemicals)	62,172
2,399	Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	57,360
3,732	Cadence BanCorp (Banks)	109,086
1,979	Cadence Design Systems, Inc.* (Software)	79,279
7,948	Cambrex Corp.* (Life Sciences Tools & Services)	420,847
2,959	Campbell Soup Co. (Food Products)	120,668
4,288	Cantel Medical Corp. (Health Care Equipment & Supplies)	480,556
893	Capital One Financial Corp. (Consumer Finance)	80,924
27,502	Cardinal Health, Inc. (Health Care Providers & Services)	1,764,803
1,032	CarMax, Inc.* (Specialty Retail)	64,500
14,020	Catalent, Inc.* (Pharmaceuticals)	576,362
375	Caterpillar, Inc. (Machinery)	54,135
13,529	Cathay General Bancorp (Banks)	541,295
965	Cboe Global Markets, Inc. (Capital Markets)	103,043
12,240	CBRE Group, Inc. Class A* (Real Estate Management & Development)	554,594
30,339	CDK Global, Inc. (Software)	1,979,316
868	CDW Corp. (Electronic Equipment, Instruments & Components)	61,880
1,585	Celanese Corp. Series A (Chemicals)	172,242
4,186	Centene Corp.* (Health Care Providers & Services)	454,516
10,208	CenterPoint Energy, Inc. (Multi-Utilities)	258,569
5,893	Central Garden & Pet Co.* (Household Products)	220,929
5,184	CenturyLink, Inc. (Diversified Telecommunication Services)	96,319
16,991	Cerner Corp.* (Health Care Technology)	989,726
472	Charter Communications, Inc. Class A* (Media)	128,049

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
2,986	Chatham Lodging Trust (Equity Real Estate Investment Trusts (REITs))	$56,883
815	Chemed Corp. (Health Care Providers & Services)	251,199
1,209	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	70,315
1,584	Chevron Corp. (Oil, Gas & Consumable Fuels)	198,174
437	Chipotle Mexican Grill, Inc.* (Hotels, Restaurants & Leisure)	184,995
2,460	Church & Dwight Co., Inc. (Household Products)	113,652
622	Chuy’s Holdings, Inc.* (Hotels, Restaurants & Leisure)	17,789
9,748	Ciena Corp.* (Communications Equipment)	251,011
1,743	Cigna Corp. (Health Care Providers & Services)	299,482
568	Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	57,135
2,491	Cincinnati Financial Corp. (Insurance)	175,217
756	Cintas Corp. (Commercial Services & Supplies)	128,747
2,921	Cisco Systems, Inc. (Communications Equipment)	129,371
3,648	CIT Group, Inc. (Banks)	193,162
1,529	Citigroup, Inc. (Banks)	104,385
9,229	Citizens Financial Group, Inc. (Banks)	382,911
1,018	Citrix Systems, Inc.* (Software)	104,762
3,522	CME Group, Inc. (Capital Markets)	555,349
8,629	CMS Energy Corp. (Multi-Utilities)	407,203
12,995	Cognizant Technology Solutions Corp. Class A (IT Services)	1,063,251
7,386	Cohen & Steers, Inc. (Capital Markets)	296,179
440	Colgate-Palmolive Co. (Household Products)	28,701
3,689	Columbia Banking System, Inc. (Banks)	148,335
69,392	Comcast Corp. Class A (Media)	2,178,215
4,373	Comerica, Inc. (Banks)	413,598
3,128	Compass Minerals International, Inc. (Metals & Mining)	210,514
3,808	Conagra Brands, Inc. (Food Products)	141,163
1,423	Concho Resources, Inc.* (Oil, Gas & Consumable Fuels)	223,710
2,257	ConocoPhillips (Oil, Gas & Consumable Fuels)	147,834
5,837	Consolidated Edison, Inc. (Multi-Utilities)	467,719
1,238	Constellation Brands, Inc. Class A (Beverages)	288,615
4,144	Convergys Corp. (IT Services)	96,804
4,450	Cooper Tire & Rubber Co. (Auto Components)	108,803
4,711	Corning, Inc. (Electronic Equipment, Instruments & Components)	127,291

Common Stocks – (continued)
United States – (continued)
11,489	Cotiviti Holdings, Inc.* (Health Care Technology)	$396,830
4,107	Coty, Inc. Class A (Personal Products)	71,256
1,268	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	127,903
1,222	CSX Corp. (Road & Rail)	72,575
796	Cummins, Inc. (Machinery)	127,249
63,341	CVS Health Corp. (Health Care Providers & Services)	4,423,102
25,971	CYS Investments, Inc. (Mortgage Real Estate Investment Trusts (REITs))	186,212
5,580	D.R. Horton, Inc. (Household Durables)	246,301
2,257	Danaher Corp. (Health Care Equipment & Supplies)	226,422
2,184	Darden Restaurants, Inc. (Hotels, Restaurants & Leisure)	202,806
2,578	DaVita, Inc.* (Health Care Providers & Services)	161,873
739	Deere & Co. (Machinery)	100,009
2,288	Delta Air Lines, Inc. (Airlines)	119,479
2,703	DENTSPLY SIRONA, Inc. (Health Care Equipment & Supplies)	136,069
1,641	Devon Energy Corp. (Oil, Gas & Consumable Fuels)	59,618
944	Diamondback Energy, Inc.* (Oil, Gas & Consumable Fuels)	121,257
2,531	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	267,501
13,620	Diplomat Pharmacy, Inc.* (Health Care Providers & Services)	296,780
1,368	Discover Financial Services (Consumer Finance)	97,470
785	DISH Network Corp. Class A* (Media)	26,337
10,566	Dollar Tree, Inc.* (Multiline Retail)	1,013,174
1,153	Dominion Energy, Inc. (Multi-Utilities)	76,744
1,890	Dover Corp. (Machinery)	175,203
4,259	DowDuPont, Inc. (Chemicals)	269,339
1,767	Dr. Pepper Snapple Group, Inc. (Beverages)	211,969
6,347	Dril-Quip, Inc.* (Energy Equipment & Services)	263,083
3,849	DTE Energy Co. (Multi-Utilities)	405,685
4,280	Duke Energy Corp. (Electric Utilities)	343,085
8,063	Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	218,507
1,036	DXC Technology Co. (IT Services)	106,770
5,604	E*TRADE Financial Corp.* (Capital Markets)	340,051
1,763	Eastman Chemical Co. (Chemicals)	179,967
2,854	eBay, Inc.* (Internet Software & Services)	108,110
5,408	Edison International (Electric Utilities)	354,332
11,418	Education Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	375,766
560	Edwards Lifesciences Corp.* (Health Care Equipment & Supplies)	71,322

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
1,254	Electronic Arts, Inc.* (Software)	$147,947
1,097	Eli Lilly & Co. (Pharmaceuticals)	88,934
1,018	Emerson Electric Co. (Electrical Equipment)	67,605
2,116	Energizer Holdings, Inc. (Household Products)	121,374
4,996	EnerSys (Electrical Equipment)	342,526
3,381	Engility Holdings, Inc.* (Aerospace & Defense)	85,945
10,045	Entercom Communications Corp. Class A (Media)	101,957
3,379	Entergy Corp. (Electric Utilities)	275,693
5,029	Envision Healthcare Corp.* (Health Care Providers & Services)	186,928
1,640	EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	193,799
5,307	EPAM Systems, Inc.* (IT Services)	606,855
3,210	EQT Corp. (Oil, Gas & Consumable Fuels)	161,110
981	Equifax, Inc. (Professional Services)	109,921
455	Equinix, Inc. (Equity Real Estate Investment Trusts (REITs))	191,459
1,985	Equity Residential (Equity Real Estate Investment Trusts (REITs))	122,494
6,191	Essent Group Ltd.* (Thrifts & Mortgage Finance)	204,055
1,510	Essex Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	361,932
6,084	Everest Re Group Ltd. (Insurance)	1,415,564
4,981	Eversource Energy (Electric Utilities)	300,105
7,537	Exelon Corp. (Electric Utilities)	299,068
5,945	ExlService Holdings, Inc.* (IT Services)	343,680
406	Expedia Group, Inc. (Internet & Direct Marketing Retail)	46,747
2,437	Expeditors International of Washington, Inc. (Air Freight & Logistics)	155,627
2,966	Express Scripts Holding Co.* (Health Care Providers & Services)	224,526
1,689	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	151,318
9,696	Extraction Oil & Gas, Inc.* (Oil, Gas & Consumable Fuels)	136,908
2,887	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	224,464
641	F5 Networks, Inc.* (Communications Equipment)	104,541
8,468	Facebook, Inc. Class A* (Internet Software & Services)	1,456,496
1,184	Fastenal Co. (Trading Companies & Distributors)	59,188
3,507	FCB Financial Holdings, Inc. Class A* (Banks)	202,705
633	Federal Realty Investment Trust (Equity Real Estate Investment Trusts (REITs))	73,333
632	FedEx Corp. (Air Freight & Logistics)	156,230
4,018	Ferro Corp.* (Chemicals)	88,436

Common Stocks – (continued)
United States – (continued)
17,993	Ferroglobe Representation & Warranty Insurance Trust*(b) (Metals & Mining)	—
1,851	Fidelity National Information Services, Inc. (IT Services)	175,789
8,400	Fifth Third Bancorp (Banks)	278,628
549	First Citizens BancShares, Inc. Class A (Banks)	237,327
3,135	First Merchants Corp. (Banks)	135,056
3,962	First Midwest Bancorp, Inc. (Banks)	96,316
4,160	First Republic Bank (Banks)	386,339
3,361	FirstCash, Inc. (Consumer Finance)	291,399
7,821	FirstEnergy Corp. (Electric Utilities)	269,042
1,554	Fiserv, Inc.* (IT Services)	110,116
7,797	Five Below, Inc.* (Specialty Retail)	550,546
248	FleetCor Technologies, Inc.* (IT Services)	51,405
1,802	Fluor Corp. (Construction & Engineering)	106,228
1,162	FMC Corp. (Chemicals)	92,646
10,168	FNF Group (Insurance)	374,487
2,423	Foot Locker, Inc. (Specialty Retail)	104,383
5,033	Ford Motor Co. (Automobiles)	56,571
866	Fortive Corp. (Machinery)	60,888
919	Fortune Brands Home & Security, Inc. (Building Products)	50,260
18,968	Forum Energy Technologies, Inc.* (Energy Equipment & Services)	238,997
2,479	Franklin Resources, Inc. (Capital Markets)	83,394
6,122	Freeport-McMoRan, Inc. (Metals & Mining)	93,116
3,194	Fresh Del Monte Produce, Inc. (Food Products)	156,985
3,600	FTI Consulting, Inc.* (Professional Services)	210,240
1,069	Gartner, Inc.* (IT Services)	129,659
595	General Dynamics Corp. (Aerospace & Defense)	119,779
6,995	General Electric Co. (Industrial Conglomerates)	98,420
823	General Mills, Inc. (Food Products)	35,998
3,411	General Motors Co. (Automobiles)	125,320
54,066	Gentex Corp. (Auto Components)	1,229,461
660	Genuine Parts Co. (Distributors)	58,291
5,889	GGP, Inc. (Equity Real Estate Investment Trusts (REITs))	117,721
11,697	Glacier Bancorp, Inc. (Banks)	433,140
3,372	Global Indemnity Ltd. (Insurance)	137,881
973	Global Payments, Inc. (IT Services)	109,998
13,643	Globus Medical, Inc. Class A* (Health Care Equipment & Supplies)	698,385
9,039	Grand Canyon Education, Inc.* (Diversified Consumer Services)	939,966
2,446	Granite Construction, Inc. (Construction & Engineering)	128,121

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
31,430	Graphic Packaging Holding Co. (Containers & Packaging)	$449,449
935	Group 1 Automotive, Inc. (Specialty Retail)	61,102
6,175	Gulfport Energy Corp.* (Oil, Gas & Consumable Fuels)	57,428
4,219	Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods)	77,925
4,992	Hanmi Financial Corp. (Banks)	137,779
1,709	Harris Corp. (Aerospace & Defense)	267,322
1,347	Hasbro, Inc. (Leisure Products)	118,657
4,718	HCP, Inc. (Equity Real Estate Investment Trusts (REITs))	110,212
10,436	Healthcare Services Group, Inc. (Commercial Services & Supplies)	403,143
15,664	Heartland Express, Inc. (Road & Rail)	279,289
2,215	Helen of Troy Ltd.* (Household Durables)	197,467
1,117	Henry Schein, Inc.* (Health Care Providers & Services)	84,892
1,965	Hess Corp. (Oil, Gas & Consumable Fuels)	111,985
5,749	Hibbett Sports, Inc.* (Specialty Retail)	156,373
1,654	Hillenbrand, Inc. (Machinery)	76,663
23,537	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	1,855,657
4,048	Hologic, Inc.* (Health Care Equipment & Supplies)	157,022
530	Honeywell International, Inc. (Industrial Conglomerates)	76,680
5,215	Hormel Foods Corp. (Food Products)	189,044
6,634	Host Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	129,761
2,389	HP, Inc. (Technology Hardware, Storage & Peripherals)	51,340
5,546	HubSpot, Inc.* (Software)	587,321
1,349	Humana, Inc. (Health Care Providers & Services)	396,849
17,025	Huntington Bancshares, Inc. (Banks)	253,843
334	Huntington Ingalls Industries, Inc. (Aerospace & Defense)	81,232
2,793	Huron Consulting Group, Inc.* (Professional Services)	104,598
3,720	IBERIABANK Corp. (Banks)	278,814
5,538	ICF International, Inc. (Professional Services)	371,600
3,865	ICU Medical, Inc.* (Health Care Equipment & Supplies)	972,820
3,986	IDACORP, Inc. (Electric Utilities)	370,698
815	IDEXX Laboratories, Inc.* (Health Care Equipment & Supplies)	158,509
437	Illinois Tool Works, Inc. (Machinery)	62,063
500	Illumina, Inc.* (Life Sciences Tools & Services)	120,465
15,124	Impax Laboratories, Inc.* (Pharmaceuticals)	284,331

Common Stocks – (continued)
United States – (continued)
357	Infinity Property & Casualty Corp. (Insurance)	47,124
715	Ingredion, Inc. (Food Products)	86,579
5,068	Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	179,661
6,632	Installed Building Products, Inc.* (Household Durables)	382,666
1,234	Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	76,051
2,331	Intel Corp. (Semiconductors & Semiconductor Equipment)	120,326
5,651	Intercontinental Exchange, Inc. (Capital Markets)	409,471
309	International Business Machines Corp. (IT Services)	44,793
1,459	International Flavors & Fragrances, Inc. (Chemicals)	206,098
564	Intuit, Inc. (Software)	104,222
613	Intuitive Surgical, Inc.* (Health Care Equipment & Supplies)	270,198
3,169	Invesco Ltd. (Capital Markets)	91,806
2,907	IQVIA Holdings, Inc.* (Life Sciences Tools & Services)	278,374
1,865	Iron Mountain, Inc. (Equity Real Estate Investment Trusts (REITs))	63,298
859	J.B. Hunt Transport Services, Inc. (Road & Rail)	100,872
10,961	Jagged Peak Energy, Inc.* (Oil, Gas & Consumable Fuels)	157,071
2,868	John Bean Technologies Corp. (Machinery)	309,027
938	Johnson & Johnson (Pharmaceuticals)	118,648
2,778	JPMorgan Chase & Co. (Banks)	302,191
5,889	Juniper Networks, Inc. (Communications Equipment)	144,811
13,141	Kansas City Southern (Road & Rail)	1,401,225
10,037	KapStone Paper & Packaging Corp. (Paper & Forest Products)	345,474
1,206	Kellogg Co. (Food Products)	71,033
17,513	KeyCorp (Banks)	348,859
6,115	Kimco Realty Corp. (Equity Real Estate Investment Trusts (REITs))	88,729
7,353	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	116,324
1,438	KLA-Tencor Corp. (Semiconductors & Semiconductor Equipment)	146,302
14,914	Kosmos Energy Ltd.* (Oil, Gas & Consumable Fuels)	104,995
26,483	L Brands, Inc. (Specialty Retail)	924,522
1,223	L3 Technologies, Inc. (Aerospace & Defense)	239,561
4,428	La-Z-Boy, Inc. (Household Durables)	127,526
2,058	Laboratory Corp. of America Holdings* (Health Care Providers & Services)	351,403

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
1,094	Lam Research Corp. (Semiconductors & Semiconductor Equipment)	$202,456
2,014	LCI Industries (Auto Components)	191,934
1,154	Lear Corp. (Auto Components)	215,763
3,410	Lennar Corp. Class A (Household Durables)	180,355
2,496	Liberty Broadband Corp. Class C* (Media)	176,941
4,441	LifePoint Health, Inc.* (Health Care Providers & Services)	212,724
2,318	Lincoln National Corp. (Insurance)	163,744
8,906	Lithia Motors, Inc. Class A (Specialty Retail)	853,729
2,711	LKQ Corp.* (Distributors)	84,095
650	Lockheed Martin Corp. (Aerospace & Defense)	208,546
3,931	Loews Corp. (Insurance)	206,220
6,621	LogMeIn, Inc. (Internet Software & Services)	729,634
1,662	M&T Bank Corp. (Banks)	302,933
8,585	MACOM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	142,683
5,715	Macy’s, Inc. (Multiline Retail)	177,565
26,679	Maiden Holdings Ltd. (Insurance)	204,094
7,549	Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	137,769
3,599	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	269,601
287	Markel Corp.* (Insurance)	324,321
999	Marriott International, Inc. Class A (Hotels, Restaurants & Leisure)	136,543
1,235	Marsh & McLennan Cos., Inc. (Insurance)	100,653
1,099	Martin Marietta Materials, Inc. (Construction Materials)	214,052
1,869	Masco Corp. (Building Products)	70,779
13,878	Mastercard, Inc. Class A (IT Services)	2,474,031
18,448	Matador Resources Co.* (Oil, Gas & Consumable Fuels)	603,988
4,510	Mattel, Inc. (Leisure Products)	66,748
3,201	Maxim Integrated Products, Inc. (Semiconductors & Semiconductor Equipment)	174,455
2,189	MAXIMUS, Inc. (IT Services)	148,042
1,377	McCormick & Co., Inc. (Food Products)	145,150
1,414	McDonald’s Corp. (Hotels, Restaurants & Leisure)	236,760
25,991	McKesson Corp. (Health Care Providers & Services)	4,060,054
6,219	Medidata Solutions, Inc.* (Health Care Technology)	443,788
221	MercadoLibre, Inc. (Internet Software & Services)	75,054
1,184	Merck & Co., Inc. (Pharmaceuticals)	69,702

Common Stocks – (continued)
United States – (continued)
11,465	Meridian Bancorp, Inc. (Thrifts & Mortgage Finance)	216,688
2,907	MetLife, Inc. (Insurance)	138,577
258	Mettler-Toledo International, Inc.* (Life Sciences Tools & Services)	144,462
28,869	MFA Financial, Inc. (Mortgage Real Estate Investment Trusts (REITs))	217,095
3,410	MGM Resorts International (Hotels, Restaurants & Leisure)	107,142
982	Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	82,154
7,390	Micron Technology, Inc.* (Semiconductors & Semiconductor Equipment)	339,792
29,878	Microsoft Corp. (Software)	2,794,191
1,935	Mid-America Apartment Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	176,975
2,936	Minerals Technologies, Inc. (Chemicals)	202,731
6,455	Mobile Mini, Inc. (Commercial Services & Supplies)	271,110
836	Mohawk Industries, Inc.* (Household Durables)	175,460
2,105	Molson Coors Brewing Co. Class B (Beverages)	149,960
2,638	Mondelez International, Inc. Class A (Food Products)	104,201
1,103	Monsanto Co. (Chemicals)	138,283
911	Monster Beverage Corp.* (Beverages)	50,105
4,129	Moody’s Corp. (Capital Markets)	669,724
2,439	Morgan Stanley (Capital Markets)	125,901
13,374	Motorola Solutions, Inc. (Communications Equipment)	1,468,866
694	MSCI, Inc. (Capital Markets)	103,982
2,954	MTGE Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	53,615
3,040	Nasdaq, Inc. (Capital Markets)	268,493
8,155	National General Holdings Corp. (Insurance)	210,154
4,239	National Health Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	289,397
94,985	National Oilwell Varco, Inc. (Energy Equipment & Services)	3,673,070
23,228	Navient Corp. (Consumer Finance)	308,003
7,865	Navigant Consulting, Inc.* (Professional Services)	168,232
4,848	NCR Corp.* (Technology Hardware, Storage & Peripherals)	149,173
6,463	Nelnet, Inc. Class A (Consumer Finance)	341,311
5,226	NetApp, Inc. (Technology Hardware, Storage & Peripherals)	347,947
412	Netflix, Inc.* (Internet & Direct Marketing Retail)	128,734

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
2,258	NETGEAR, Inc.* (Communications Equipment)	$124,867
3,508	Newell Brands, Inc. (Household Durables)	96,926
9,741	Newmont Mining Corp. (Metals & Mining)	382,724
3,042	NextEra Energy, Inc. (Electric Utilities)	498,614
979	NIKE, Inc. Class B (Textiles, Apparel & Luxury Goods)	66,954
8,655	NiSource, Inc. (Multi-Utilities)	211,095
3,573	NMI Holdings, Inc.* (Thrifts & Mortgage Finance)	49,486
4,798	Noble Energy, Inc. (Oil, Gas & Consumable Fuels)	162,316
1,334	Norfolk Southern Corp. (Road & Rail)	191,389
15,477	Northern Trust Corp. (Capital Markets)	1,652,170
696	Northrop Grumman Corp. (Aerospace & Defense)	224,140
7,184	NorthWestern Corp. (Multi-Utilities)	394,689
1,974	Norwegian Cruise Line Holdings Ltd.* (Hotels, Restaurants & Leisure)	105,550
1,029	Nucor Corp. (Metals & Mining)	63,407
361	NVIDIA Corp. (Semiconductors & Semiconductor Equipment)	81,189
3,430	O’Reilly Automotive, Inc.* (Specialty Retail)	878,320
4,455	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	344,193
603	Omnicom Group, Inc. (Media)	44,417
155,568	Oracle Corp. (Software)	7,104,791
7,675	Owens-Illinois, Inc.* (Containers & Packaging)	156,033
3,797	Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	292,521
612	PACCAR, Inc. (Machinery)	38,966
8,010	Pacific Premier Bancorp, Inc.* (Banks)	318,397
518	Packaging Corp. of America (Containers & Packaging)	59,927
748	Palo Alto Networks, Inc.* (Communications Equipment)	143,997
10,575	Parker-Hannifin Corp. (Machinery)	1,740,856
6,057	Patrick Industries, Inc.* (Building Products)	344,643
1,375	Paychex, Inc. (IT Services)	83,284
915	PayPal Holdings, Inc.* (IT Services)	68,268
586	Peapack Gladstone Financial Corp. (Banks)	19,361
9,752	Pebblebrook Hotel Trust (Equity Real Estate Investment Trusts (REITs))	341,222
669	PepsiCo, Inc. (Beverages)	67,529
16,085	Performance Food Group Co.* (Food & Staples Retailing)	521,958
6,029	Pfizer, Inc. (Pharmaceuticals)	220,722
3,238	PG&E Corp. (Electric Utilities)	149,272
1,259	Philip Morris International, Inc. (Tobacco)	103,238

Common Stocks – (continued)
United States – (continued)
1,263	Phillips 66 (Oil, Gas & Consumable Fuels)	140,585
3,050	Pinnacle West Capital Corp. (Electric Utilities)	245,525
825	Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	166,279
11,905	PolyOne Corp. (Chemicals)	498,224
1,452	Portland General Electric Co. (Electric Utilities)	61,681
4,963	Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	336,491
4,628	PPL Corp. (Electric Utilities)	134,675
9,370	PQ Group Holdings, Inc.* (Chemicals)	130,243
9,056	PRA Group, Inc.* (Consumer Finance)	322,394
650	Praxair, Inc. (Chemicals)	99,138
1,019	Preferred Bank (Banks)	64,951
11,911	Primoris Services Corp. (Construction & Engineering)	304,802
2,263	Principal Financial Group, Inc. (Insurance)	134,015
5,704	ProAssurance Corp. (Insurance)	269,799
2,713	Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	176,101
3,235	Proofpoint, Inc.* (Software)	381,536
536	Prudential Financial, Inc. (Insurance)	56,988
3,811	Public Service Enterprise Group, Inc. (Multi-Utilities)	198,744
281	Public Storage (Equity Real Estate Investment Trusts (REITs))	56,700
2,069	PVH Corp. (Textiles, Apparel & Luxury Goods)	330,357
38,537	Qorvo, Inc.* (Semiconductors & Semiconductor Equipment)	2,597,394
8,773	QTS Realty Trust, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	310,476
2,201	QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	112,273
1,972	Quest Diagnostics, Inc. (Health Care Providers & Services)	199,566
4,314	Qurate Retail Group, Inc. QVC Group* (Internet & Direct Marketing Retail)	100,991
6,651	Radian Group, Inc. (Thrifts & Mortgage Finance)	95,109
2,510	Raymond James Financial, Inc. (Capital Markets)	225,272
1,289	Raytheon Co. (Aerospace & Defense)	264,168
3,333	RBC Bearings, Inc.* (Machinery)	387,895
8,146	Realogy Holdings Corp. (Real Estate Management & Development)	202,102
5,536	Realty Income Corp. (Equity Real Estate Investment Trusts (REITs))	279,623
754	Red Hat, Inc.* (Software)	122,947
1,805	Regency Centers Corp. (Equity Real Estate Investment Trusts (REITs))	106,224
25,748	Regions Financial Corp. (Banks)	481,488

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
5,058	Republic Services, Inc. (Commercial Services & Supplies)	$327,151
2,709	ResMed, Inc. (Health Care Equipment & Supplies)	256,380
483	Rockwell Automation, Inc. (Electrical Equipment)	79,468
1,208	Rockwell Collins, Inc. (Aerospace & Defense)	160,108
1,566	Rogers Corp.* (Electronic Equipment, Instruments & Components)	167,092
822	Roper Technologies, Inc. (Industrial Conglomerates)	217,164
6,953	RSP Permian, Inc.* (Oil, Gas & Consumable Fuels)	344,938
6,619	S&P Global, Inc. (Capital Markets)	1,248,343
21,758	Sabre Corp. (IT Services)	449,085
603	salesforce.com, Inc.* (Software)	72,957
1,389	SBA Communications Corp.* (Equity Real Estate Investment Trusts (REITs))	222,559
3,429	SCANA Corp. (Multi-Utilities)	126,084
1,915	Schlumberger Ltd. (Energy Equipment & Services)	131,292
2,600	Scholastic Corp. (Media)	107,640
5,076	Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	198,116
1,352	Sealed Air Corp. (Containers & Packaging)	59,285
4,406	Select Medical Holdings Corp.* (Health Care Providers & Services)	79,528
1,761	Sempra Energy (Multi-Utilities)	196,880
1,945	ServiceNow, Inc.* (Software)	323,142
823	Shire PLC (Biotechnology)	43,825
11,293	Silgan Holdings, Inc. (Containers & Packaging)	316,995
4,924	Silicon Laboratories, Inc.* (Semiconductors & Semiconductor Equipment)	457,440
300	Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	46,902
28,017	Sirius XM Holdings, Inc. (Media)	177,348
5,075	Skechers U.S.A., Inc. Class A* (Textiles, Apparel & Luxury Goods)	144,638
32,671	Skyworks Solutions, Inc. (Semiconductors & Semiconductor Equipment)	2,834,536
1,190	SL Green Realty Corp. (Equity Real Estate Investment Trusts (REITs))	116,311
48,822	SLM Corp.* (Consumer Finance)	560,477
470	Snap-on, Inc. (Machinery)	68,268
942	Southwest Airlines Co. (Airlines)	49,766
14,605	STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	358,845
1,285	Standard Motor Products, Inc. (Auto Components)	58,275
1,679	Stanley Black & Decker, Inc. (Machinery)	237,730

Common Stocks – (continued)
United States – (continued)
34,442	Starbucks Corp. (Hotels, Restaurants & Leisure)	1,982,826
11,637	Starwood Property Trust, Inc. (Mortgage Real Estate Investment Trusts (REITs))	243,912
24,919	State Street Corp. (Capital Markets)	2,486,418
2,364	Steel Dynamics, Inc. (Metals & Mining)	105,931
5,747	Steven Madden Ltd. (Textiles, Apparel & Luxury Goods)	277,293
11,625	Stifel Financial Corp. (Capital Markets)	677,505
855	Stryker Corp. (Health Care Equipment & Supplies)	144,854
8,077	Sun Hydraulics Corp. (Machinery)	392,300
20,203	SunCoke Energy, Inc.* (Metals & Mining)	232,132
3,279	SunTrust Banks, Inc. (Banks)	219,037
9,870	Superior Energy Services, Inc.* (Energy Equipment & Services)	105,905
525	SVB Financial Group* (Banks)	157,295
6,999	Sykes Enterprises, Inc.* (IT Services)	201,291
5,200	Symantec Corp. (Software)	144,508
2,903	Synchrony Financial (Consumer Finance)	96,293
11,501	Syneos Health, Inc.* (Life Sciences Tools & Services)	438,188
1,517	SYNNEX Corp. (Electronic Equipment, Instruments & Components)	151,958
2,745	Synopsys, Inc.* (Software)	234,725
1,344	Sysco Corp. (Food & Staples Retailing)	84,054
4,701	T-Mobile US, Inc.* (Wireless Telecommunication Services)	284,458
766	T. Rowe Price Group, Inc. (Capital Markets)	87,186
634	Take-Two Interactive Software, Inc.* (Software)	63,216
1,430	Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	76,891
2,092	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	98,261
3,322	Target Corp. (Multiline Retail)	241,177
3,462	TD Ameritrade Holding Corp. (Capital Markets)	201,108
137	Tesla, Inc.* (Automobiles)	40,264
5,272	Tetra Tech, Inc. (Commercial Services & Supplies)	255,165
5,774	Texas Capital Bancshares, Inc.* (Banks)	569,605
1,182	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	119,890
9,427	Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	604,082
2,094	Textron, Inc. (Aerospace & Defense)	130,121
2,401	The Allstate Corp. (Insurance)	234,866
33,269	The Bank of New York Mellon Corp. (Capital Markets)	1,813,493
479	The Boeing Co. (Aerospace & Defense)	159,775
5,430	The Charles Schwab Corp. (Capital Markets)	302,342

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
1,688	The Clorox Co. (Household Products)	$197,834
1,655	The Coca-Cola Co. (Beverages)	71,513
1,560	The Cooper Cos., Inc. (Health Care Equipment & Supplies)	356,788
2,171	The Estee Lauder Cos., Inc. Class A (Personal Products)	321,503
3,462	The Goodyear Tire & Rubber Co. (Auto Components)	86,931
1,644	The Hanover Insurance Group, Inc. (Insurance)	188,813
4,295	The Hartford Financial Services Group, Inc. (Insurance)	231,243
18,478	The Hershey Co. (Food Products)	1,698,867
408	The Home Depot, Inc. (Specialty Retail)	75,398
2,624	The Interpublic Group of Cos., Inc. (Media)	61,900
2,102	The J.M. Smucker Co. (Food Products)	239,796
1,532	The Kraft Heinz Co. (Food Products)	86,374
2,551	The Kroger Co. (Food & Staples Retailing)	64,260
3,679	The Macerich Co. (Equity Real Estate Investment Trusts (REITs))	211,984
5,610	The Mosaic Co. (Chemicals)	151,190
1,707	The Navigators Group, Inc. (Insurance)	96,446
2,695	The PNC Financial Services Group, Inc. (Banks)	392,419
789	The Procter & Gamble Co. (Household Products)	57,076
5,231	The Progressive Corp. (Insurance)	315,377
5,148	The Sherwin-Williams Co. (Chemicals)	1,892,714
7,492	The Southern Co. (Electric Utilities)	345,531
796	The TJX Cos., Inc. (Specialty Retail)	67,541
947	The Travelers Cos., Inc. (Insurance)	124,625
12,962	The Walt Disney Co. (Media)	1,300,477
1,541	The Western Union Co. (IT Services)	30,435
752	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services)	158,183
3,332	Tiffany & Co. (Specialty Retail)	342,630
23,489	Time Warner, Inc. (Media)	2,226,757
2,055	Torchmark Corp. (Insurance)	178,251
3,164	Total System Services, Inc. (IT Services)	265,966
380	TransDigm Group, Inc. (Aerospace & Defense)	121,817
6,466	TTEC Holdings, Inc. (IT Services)	206,912
3,959	Tupperware Brands Corp. (Household Durables)	176,413
5,662	Tutor Perini Corp.* (Construction & Engineering)	116,920
1,179	Twenty-First Century Fox, Inc. Class A (Media)	43,104
9,996	Twitter, Inc.* (Internet Software & Services)	302,979
14,562	Two Harbors Investment Corp. (Mortgage Real Estate Investment Trusts (REITs))	222,216

Common Stocks – (continued)
United States – (continued)
4,421	Tyson Foods, Inc. Class A (Food Products)	309,912
3,226	U.S. Bancorp (Banks)	162,752
5,626	UDR, Inc. (Equity Real Estate Investment Trusts (REITs))	203,380
372	Ulta Salon, Cosmetics & Fragrance, Inc.* (Specialty Retail)	93,339
1,053	Union Pacific Corp. (Road & Rail)	140,712
8,470	United Bankshares, Inc. (Banks)	287,556
1,087	United Continental Holdings, Inc.* (Airlines)	73,416
14,427	United Parcel Service, Inc. Class B (Air Freight & Logistics)	1,637,464
698	United Rentals, Inc.* (Trading Companies & Distributors)	104,700
1,082	UnitedHealth Group, Inc. (Health Care Providers & Services)	255,785
2,494	Universal Corp. (Tobacco)	117,343
10,262	Universal Forest Products, Inc. (Building Products)	327,153
1,822	Universal Health Services, Inc. Class B (Health Care Providers & Services)	208,072
3,456	Unum Group (Insurance)	167,201
5,754	US Ecology, Inc. (Commercial Services & Supplies)	306,688
4,001	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	443,831
11,314	Valvoline, Inc. (Chemicals)	229,448
1,898	Varian Medical Systems, Inc.* (Health Care Equipment & Supplies)	219,390
1,478	Ventas, Inc. (Equity Real Estate Investment Trusts (REITs))	75,999
24,586	VEREIT, Inc. (Equity Real Estate Investment Trusts (REITs))	167,185
968	VeriSign, Inc.* (Internet Software & Services)	113,663
1,788	Verisk Analytics, Inc.* (Professional Services)	190,333
1,047	Verizon Communications, Inc. (Diversified Telecommunication Services)	51,669
2,176	Versum Materials, Inc. (Semiconductors & Semiconductor Equipment)	76,552
488	Vertex Pharmaceuticals, Inc.* (Biotechnology)	74,742
945	VF Corp. (Textiles, Apparel & Luxury Goods)	76,422
23,801	Visa, Inc. Class A (IT Services)	3,019,871
1,218	Vornado Realty Trust (Equity Real Estate Investment Trusts (REITs))	82,861
1,833	Vulcan Materials Co. (Construction Materials)	204,728
687	W.W. Grainger, Inc. (Trading Companies & Distributors)	193,287

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
32,289	Walgreens Boots Alliance, Inc. (Food & Staples Retailing)	$2,145,604
5,142	Walker & Dunlop, Inc. (Thrifts & Mortgage Finance)	293,660
4,870	Walmart, Inc. (Food & Staples Retailing)	430,800
6,748	Washington Federal, Inc. (Thrifts & Mortgage Finance)	214,249
1,913	Waste Management, Inc. (Commercial Services & Supplies)	155,508
1,132	Waters Corp.* (Life Sciences Tools & Services)	213,280
1,655	WD-40 Co. (Household Products)	218,294
7,639	Webster Financial Corp. (Banks)	459,791
7,325	WEC Energy Group, Inc. (Multi-Utilities)	470,851
1,952	Wells Fargo & Co. (Banks)	101,426
2,143	Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	114,522
6,101	WESCO International, Inc.* (Trading Companies & Distributors)	363,315
3,819	Westar Energy, Inc. (Electric Utilities)	206,913
2,767	Western Digital Corp. (Technology Hardware, Storage & Peripherals)	218,012
2,397	WestRock Co. (Containers & Packaging)	141,807
1,946	Weyerhaeuser Co. (Equity Real Estate Investment Trusts (REITs))	71,574
542	Whirlpool Corp. (Household Durables)	83,983
166	White Mountains Insurance Group Ltd. (Insurance)	143,638
7,794	WildHorse Resource Development Corp.* (Oil, Gas & Consumable Fuels)	203,813
9,424	Wolverine World Wide, Inc. (Textiles, Apparel & Luxury Goods)	282,343
854	Workday, Inc. Class A* (Software)	106,613
13,034	World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	279,840
3,786	Worldpay, Inc. Class A* (IT Services)	307,499
940	Wyndham Worldwide Corp. (Hotels, Restaurants & Leisure)	107,357
912	Wynn Resorts Ltd. (Hotels, Restaurants & Leisure)	169,805
10,793	Xcel Energy, Inc. (Electric Utilities)	505,544
2,071	Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	133,041
6,663	XL Group Ltd. (Insurance)	370,396
2,577	Xylem, Inc. (Machinery)	187,863
1,856	Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	161,658
1,982	Zimmer Biomet Holdings, Inc. (Health Care Equipment & Supplies)	228,267
2,213	Zions Bancorporation (Banks)	121,162
3,039	Zoetis, Inc. (Pharmaceuticals)	253,696

		209,191,484

TOTAL COMMON STOCKS
(Cost $404,711,888)		$471,243,882

Preferred Stocks – 0.6%
Brazil – 0.1%
726	Banco Bradesco SA (Banks)	$7,164
3,000	Bradespar SA (Metals & Mining)	30,452
2,100	Braskem SA Class A (Chemicals)	27,365
2,900	Centrais Eletricas Brasileiras SA Class B (Electric Utilities)	18,874
300	Cia Brasileira de Distribuicao (Food & Staples Retailing)	6,742
8,366	Cia Energetica de Minas Gerais (Electric Utilities)	20,203
5,205	Cia Energetica de Sao Paulo (Independent Power and Renewable Electricity Producers)	26,076
2,273	Cia Paranaense de Energia (Electric Utilities)	17,382
1,600	Gerdau SA (Metals & Mining)	7,605
500	Itau Unibanco Holding SA (Banks)	7,281
63,287	Itausa – Investimentos Itau SA (Banks)	245,871
9,300	Metalurgica Gerdau SA (Metals & Mining)	20,760
22,200	Petroleo Brasileiro SA* (Oil, Gas & Consumable Fuels)	145,562
18,470	Telefonica Brasil SA (Diversified Telecommunication Services)	259,082
6,359	Usinas Siderurgicas de Minas Gerais SA Class A (Metals & Mining)	19,786

		860,205

Chile – 0.0%
5,836	Embotelladora Andina SA (Beverages)	29,038
174	Sociedad Quimica y Minera de Chile SA (Chemicals)	9,520

		38,558

Colombia – 0.0%
2,297	Banco Davivienda SA (Banks)	27,607
2,018	Bancolombia SA (Banks)	23,923
11,947	Grupo Aval Acciones y Valores SA (Banks)	5,253

		56,783

Germany – 0.5%
1,240	FUCHS PETROLUB SE (Chemicals)	66,582
236	Henkel AG & Co. KGaA (Household Products)	29,992
779	Porsche Automobil Holding SE (Automobiles)	66,191
1,111	Sartorius AG (Health Care Equipment & Supplies)	170,650
10,293	Volkswagen AG (Automobiles)	2,122,775

		2,456,190

Russia* – 0.0%
9	AK Transneft OAO (Oil, Gas & Consumable Fuels)	24,600

TOTAL PREFERRED STOCKS
(Cost $2,400,425)		$3,436,336

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Units	Description	Expiration Date	Value
Right* – 0.0%
New Zealand – 0.0%
1,779	Fletcher Building Ltd. (Construction Materials)	05/18/18	$1,871
(Cost $—)

Shares	Description	Value
Exchange Traded Funds – 1.7%
3,279	iShares MSCI Emerging Markets ETF	$153,851
36,799	Vanguard S&P 500 ETF	8,939,213

TOTAL EXCHANGE TRADED FUNDS
(Cost $9,338,370)		$9,093,064

Shares	Distribution Rate	Value
Investment Company(c) – 2.9%
Goldman Sachs Financial Square Government Fund – Institutional Shares
14,841,119	1.623%	$14,841,119
(Cost $14,841,119)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(d) – 0.1%
Repurchase Agreements – 0.1%
Joint Repurchase Agreement Account II
$300,000	1.740%	05/01/18	$300,000
(Cost $300,000)

TOTAL INVESTMENTS – 95.7%
(Cost $431,591,802)			$498,916,272

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.3%			22,604,326

NET ASSETS – 100.0%			$521,520,598

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,442,709, which represents approximately 0.5% of the Fund’s net assets as of April 30, 2018. The liquidity determination is unaudited.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Represents an affiliated issuer.
(d)	Joint repurchase agreement was entered into on April 30, 2018. Additional information appears on page 84.

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
LLC	—Limited Liability Company
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	USD	3,076,408	AUD	3,949,515	$2,973,840	06/20/18	$102,568
	USD	3,527,917	CHF	3,326,730	3,372,039	06/20/18	155,879
	USD	823,841	DKK	4,938,305	803,611	06/20/18	20,230
	USD	14,413,505	EUR	11,602,050	14,065,684	06/20/18	347,821
	USD	7,812,322	GBP	5,625,860	7,764,467	06/20/18	47,856
	USD	5,063,307	HKD	39,599,265	5,051,539	06/20/18	11,768
	USD	181,442	ILS	623,850	173,870	06/20/18	7,572
	USD	11,839,477	JPY	1,248,050,140	11,456,783	06/20/18	382,694
	USD	440,581	NOK	3,451,880	431,082	06/20/18	9,500
	USD	136,960	NZD	188,970	132,944	06/20/18	4,017
	USD	1,533,559	SEK	12,651,345	1,450,531	06/20/18	83,028
	USD	703,755	SGD	925,950	699,091	06/20/18	4,665
Commonwealth Bank of Australia	USD	3,313,425	AUD	4,264,485	3,211,001	06/20/18	102,425
	USD	3,372,917	CHF	3,172,930	3,216,144	06/20/18	156,773
	USD	823,850	DKK	4,938,305	803,611	06/20/18	20,239
	USD	14,410,906	EUR	11,602,050	14,065,684	06/20/18	345,222
	USD	8,934,451	GBP	6,438,180	8,885,581	06/20/18	48,871
	USD	5,063,003	HKD	39,599,265	5,051,539	06/20/18	11,464
	USD	181,487	ILS	623,850	173,870	06/20/18	7,617
	USD	11,838,758	JPY	1,248,050,140	11,456,783	06/20/18	381,975
	USD	384,727	NOK	3,006,410	375,450	06/20/18	9,277
	USD	129,945	NZD	179,150	126,035	06/20/18	3,910
	USD	1,383,990	SEK	11,350,015	1,301,328	06/20/18	82,662
	USD	627,356	SGD	825,040	622,904	06/20/18	4,452
State Street Bank and Trust	USD	46,307	EUR	38,261	46,210	05/02/18	96
	USD	26,756	EUR	22,116	26,714	05/03/18	44
	USD	13,243	JPY	1,446,667	13,234	05/01/18	9
	USD	6,697	JPY	731,329	6,691	05/02/18	6
TOTAL							$2,352,640

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	AUD	210,540	USD	161,531	$158,529	06/20/18	$(3,002)
	CHF	41,650	USD	43,771	42,217	06/20/18	(1,554)
	DKK	310,550	USD	51,106	50,536	06/20/18	(570)
	EUR	320,470	USD	396,348	388,520	06/20/18	(7,828)
	GBP	157,520	USD	221,668	217,399	06/20/18	(4,268)
	HKD	1,675,790	USD	214,088	213,775	06/20/18	(313)
	ILS	43,140	USD	12,350	12,023	06/20/18	(326)
	JPY	80,383,700	USD	759,650	737,902	06/20/18	(21,749)
	NOK	17,710	USD	2,261	2,212	06/20/18	(49)
	SEK	538,300	USD	64,638	61,718	06/20/18	(2,920)
	SGD	34,240	USD	26,162	25,851	06/20/18	(311)
	USD	1,647,561	EUR	1,359,080	1,647,673	06/20/18	(112)
	USD	76,774	HKD	601,920	76,785	06/20/18	(11)
	USD	10,889	ILS	39,070	10,889	06/20/18	—
	USD	1,256,705	JPY	137,104,220	1,258,582	06/20/18	(1,877)

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
State Street Bank and Trust	EUR	8,965	USD	10,855	$10,828	05/02/18	$(27)
	EUR	16,139	USD	19,513	19,493	05/03/18	(20)
	JPY	8,251,039	USD	75,596	75,485	05/02/18	(109)
	JPY	4,030,686	USD	36,891	36,887	05/07/18	(4)
	SGD	72,509	USD	54,695	54,684	05/02/18	(11)
	USD	44,486	JPY	4,863,483	44,491	05/01/18	(5)
	USD	13,529	JPY	1,478,979	13,535	05/07/18	(10)
TOTAL							$(45,076)

FUTURES CONTRACTS — At April 30, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Mini MSCI EAFE Index	6	06/15/18	$607,950	$48
MSCI Emerging Markets Index	4	06/15/18	230,440	(9,754)
S&P 500 E-Mini Index	8	06/15/18	1,058,800	(25,640)
TOTAL				$(35,346)

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – 23.2%
Sovereign – 23.2%
	Banque Centrale de Tunisie International Bond
	$170,000	5.750%		01/30/25	$157,250
	Bonos de la Tesoreria de la Republica en Pesos
CLP	1,020,000,000	4.500		03/01/26	1,668,899
	70,000,000	5.000		03/01/35	114,853
	Brazil Notas do Tesouro Nacional
BRL	7,977,000	10.000		01/01/21	2,386,479
	9,012,000	10.000		01/01/23	2,672,277
	Corp. Financiera de Desarrollo SA
	$290,000	4.750		07/15/25	291,450
	Dominican Republic
	1,145,000	6.875		01/29/26	1,236,600
	640,000	5.950		01/25/27	655,200
	485,000	6.850		01/27/45	500,156
	540,000	6.500	(a)	02/15/48	535,950
	Ecuador Government International Bond
	200,000	10.500		03/24/20	205,500
	860,000	10.750		03/28/22	903,000
	750,000	7.950		06/20/24	701,250
	230,000	7.950		06/20/24	215,050
	600,000	9.625		06/02/27	586,500
	El Salvador Government International Bond
	1,009,000	5.875		01/30/25	987,559
	620,000	6.375		01/18/27	612,250
	220,000	8.625		02/28/29	251,350
	137,000	7.650		06/15/35	142,651
	250,000	7.625		02/01/41	260,000
	Export Credit Bank of Turkey
	775,000	5.375		02/08/21	775,969
	550,000	5.375		02/08/21	550,687
	500,000	4.250	(a)	09/18/22	471,875
	Federal Republic of Brazil
	230,000	2.625		01/05/23	216,775
	1,146,000	4.625	(b)	01/13/28	1,101,306
	95,000	8.250		01/20/34	117,705
	250,000	5.000		01/27/45	215,938
	480,000	5.625		02/21/47	450,720
	Government of Jamaica
	325,000	6.750		04/28/28	357,500
	205,000	8.000		03/15/39	239,850
	120,000	7.875		07/28/45	139,800
	Hungary Government Bond
HUF	141,680,000	3.000		10/27/27	565,785
	$330,000	7.625		03/29/41	464,062
	Islamic Republic of Pakistan
	310,000	8.250		04/15/24	322,332
	Kingdom of Jordan
	315,000	5.750		01/31/27	298,463
	210,000	7.375	(a)	10/10/47	204,488
	200,000	7.375		10/10/47	194,750
	Malaysia Government Bond
MYR	2,411,000	3.882		03/10/22	613,877
	3,700,000	3.800		08/17/23	934,321
	534,000	4.181		07/15/24	136,681
	2,259,000	3.955		09/15/25	566,981
	194,000	4.070		09/30/26	48,694

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Malaysia Government Bond – (continued)
MYR	621,000	4.498		04/15/30	156,944
	1,300,000	3.844		04/15/33	301,335
	Oman Government International Bond
	$915,000	3.625		06/15/21	886,406
	385,000	6.500		03/08/47	357,087
	Perusahaan Penerbit SBSN
	480,000	4.150		03/29/27	466,200
	Poland Government Bond
PLN	5,375,000	2.500		07/25/27	1,464,344
	Qatar Government Bond(a)
	$500,000	5.103		04/23/48	495,625
	Republic of Angola
	1,725,000	9.500		11/12/25	1,938,469
	Republic of Argentina
ARS	15,225,130	28.870	(c)	06/21/20	772,818
	14,361,017	18.200		10/03/21	667,011
	$1,400,000	5.625		01/26/22	1,407,700
	875,000	7.500		04/22/26	913,500
	1,355,000	6.875		01/26/27	1,344,160
	155,000	7.875		06/15/27	156,550
	360,000	5.875		01/11/28	328,680
	475,000	6.625		07/06/28	458,375
	800,000	7.125		07/06/36	761,200
	477,000	7.625		04/22/46	460,066
	160,000	6.875		01/11/48	142,000
	930,000	7.125	(d)	06/28/17	823,980
	Republic of Azerbaijan
	1,060,000	4.750		03/18/24	1,055,760
	Republic of Belarus
	205,000	6.875		02/28/23	214,481
	220,000	6.200	(a)	02/28/30	211,970
	Republic of Belize(e)
	73,000	4.938		02/20/34	43,444
	Republic of Colombia
COP	4,827,100,000	10.000		07/24/24	2,071,364
	$1,510,000	4.500	(b)	01/28/26	1,538,312
COP	238,200,000	7.500		08/26/26	91,308
	1,415,600,000	6.000		04/28/28	486,903
	2,198,000,000	7.000		06/30/32	792,654
	$1,495,000	5.000	(b)	06/15/45	1,474,817
	Republic of Costa Rica
	420,000	7.158		03/12/45	424,725
	Republic of Egypt
	300,000	6.125		01/31/22	307,875
	170,000	5.577	(a)	02/21/23	170,425
	1,450,000	5.875		06/11/25	1,421,000
	140,000	6.588	(a)	02/21/28	137,725
	200,000	6.588		02/21/28	196,750
	2,235,000	8.500		01/31/47	2,391,450
	180,000	7.903	(a)	02/21/48	182,475
	Republic of Gabon
	400,000	6.375		12/12/24	389,000
	Republic of Ghana
	360,000	8.125		01/18/26	383,850
	200,000	8.125		01/18/26	213,250

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Guatemala
	$340,000	4.875%		02/13/28	$334,900
	Republic of Honduras
	495,000	6.250		01/19/27	510,469
	Republic of Indonesia
IDR	1,951,000,000	8.375		03/15/24	150,926
	2,142,000,000	7.000		05/15/27	154,925
	$290,000	4.100		04/24/28	284,460
IDR	3,749,000,000	6.125		05/15/28	253,908
	6,601,000,000	9.000		03/15/29	542,788
	9,645,000,000	8.750		05/15/31	780,786
	16,661,000,000	8.250		05/15/36	1,291,445
	20,980,000,000	7.500		05/15/38	1,515,536
	$265,000	5.250		01/17/42	273,944
	710,000	6.750		01/15/44	878,625
	Republic of Iraq
	200,000	6.752	(a)	03/09/23	199,250
	380,000	5.800	(b)	01/15/28	357,200
	Republic of Ivory Coast(b)(e)
	639,765	5.750		12/31/32	612,575
	689,850	5.750		12/31/32	660,531
	Republic of Kazakhstan
	225,000	5.125		07/21/25	239,400
	750,000	5.125		07/21/25	798,000
	300,000	4.875		10/14/44	294,000
	400,000	6.500		07/21/45	475,000
	Republic of Kenya
	550,000	6.875		06/24/24	568,562
	220,000	8.250	(a)	02/28/48	226,600
	450,000	8.250		02/28/48	463,500
	Republic of Lebanon
	340,000	6.375		03/09/20	339,150
	95,000	6.100		10/04/22	90,488
	760,000	6.000		01/27/23	716,300
	465,000	6.650		04/22/24	440,587
	375,000	6.250		11/04/24	345,937
	117,000	6.250		11/04/24	107,933
	642,000	6.600		11/27/26	578,602
	400,000	6.850		03/23/27	363,000
	1,079,000	6.650		11/03/28	950,869
	Republic of Mongolia
	70,000	10.875		04/06/21	79,888
	90,000	5.125		12/05/22	86,513
	110,000	5.625	(a)	05/01/23	106,838
	245,000	8.750		03/09/24	271,338
	Republic of Morocco
	275,000	5.500		12/11/42	285,656
	Republic of Namibia
	255,000	5.250		10/29/25	250,219
	Republic of Nigeria
	210,000	6.500	(a)	11/28/27	211,575
	240,000	7.875		02/16/32	257,700
	575,000	7.875		02/16/32	617,406
	390,000	7.625	(a)	11/28/47	392,437
	Republic of Panama
	630,000	6.700		01/26/36	778,050
	210,000	4.300		04/29/53	196,613

Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Paraguay(a)
	675,000	5.600		03/13/48	671,625
	Republic of Peru
PEN	3,303,000	8.200		08/12/26	1,231,315
	165,000	6.350		08/12/28	55,151
	328,000	6.950		08/12/31	113,755
	2,142,000	6.150	(a)	08/12/32	688,782
	Republic of Philippines
	$775,000	3.700		03/01/41	724,625
	Republic of Romania
RON	900,000	4.750		02/24/25	237,414
	2,260,000	5.800		07/26/27	637,217
	Republic of Senegal
	$400,000	6.250		07/30/24	410,000
	Republic of South Africa
	1,115,000	5.875		09/16/25	1,167,962
ZAR	49,092,141	10.500		12/21/26	4,493,787
	9,274,578	7.000		02/28/31	649,107
	6,391,373	8.250		03/31/32	491,717
	5,499,916	6.250		03/31/36	336,814
	$475,000	5.375		07/24/44	441,750
ZAR	22,412,395	8.750		02/28/48	1,742,232
	6,742,072	8.750		02/28/48	524,096
	Republic of Sri Lanka
	$100,000	5.750	(a)	01/18/22	100,750
	1,700,000	6.850		11/03/25	1,736,125
	215,000	6.200		05/11/27	207,475
	390,000	6.750	(a)	04/18/28	388,050
	Republic of Suriname
	65,000	9.250		10/26/26	66,381
	Republic of Tajikistan(a)
	90,000	7.125		09/14/27	83,250
	Republic of Turkey
TRY	1,646,231	10.500		01/15/20	385,205
	8,423,077	11.000		03/02/22	1,934,647
	1,639,670	10.700		08/17/22	371,964
	3,372,678	10.600		02/11/26	758,875
	11,170,061	10.500		08/11/27	2,496,840
	$540,000	5.125		02/17/28	505,575
	200,000	4.875		04/16/43	159,500
	709,000	6.625		02/17/45	692,161
	580,000	5.750		05/11/47	508,225
	Republic of Uruguay
UYU	7,392,000	9.875	(a)	06/20/22	269,178
	$1,320,000	4.375		10/27/27	1,326,600
	916,000	5.100		06/18/50	899,970
	Republic of Venezuela(f)
	110,000	7.750		10/13/19	31,900
	85,000	6.000		12/09/20	23,800
	140,000	12.750		08/23/22	43,750
	203,000	9.000		05/07/23	57,855
	175,000	8.250		10/13/24	49,438
	199,000	7.650		04/21/25	55,223
	205,000	11.750		10/21/26	63,038
	165,000	9.250		09/15/27	51,563
	145,000	9.250		05/07/28	40,963

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
	Republic of Venezuela – (continued)
	$205,000	11.950%		08/05/31	$62,525
	152,000	9.375		01/13/34	49,780
	190,000	7.000		03/31/38	54,625
	Republic of Zambia
	465,000	8.500		04/14/24	469,069
	850,000	8.500		04/14/24	857,437
	200,000	8.970		07/30/27	200,500
	240,000	8.970		07/30/27	240,600
	Russian Federation Bond
RUB	17,000,000	7.600		04/14/21	276,726
	12,811,000	7.600		07/20/22	209,583
	24,964,000	7.000		08/16/23	400,806
	$200,000	4.750	(a)	05/27/26	203,000
	2,800,000	4.750		05/27/26	2,842,000
	400,000	4.750		05/27/26	406,000
RUB	31,876,000	7.750		09/16/26	524,774
	76,901,000	8.150		02/03/27	1,299,627
	16,680,000	7.050		01/19/28	262,831
	6,615,000	7.700		03/23/33	107,412
	$600,000	5.875		09/16/43	649,500
	Thailand Government Bond
THB	15,000,000	3.650		12/17/21	507,174
	15,000,000	3.625		06/16/23	512,824
	15,173,000	2.125		12/17/26	468,190
	2,905,000	4.875		06/22/29	110,808
	15,675,000	3.650		06/20/31	536,828
	20,641,000	3.400		06/17/36	678,313
	Ukraine Government Bond
	$528,000	7.750		09/01/19	545,688
	170,000	7.750		09/01/20	176,630
	115,000	7.750		09/01/20	119,485
	685,000	7.750		09/01/21	707,262
	960,000	7.750		09/01/23	967,680
	410,000	7.750		09/01/24	408,770
	206,000	7.750		09/01/25	204,352
	440,000	7.750		09/01/27	431,420
	205,000	7.750		09/01/27	201,003
	250,000	7.375		09/25/32	230,625
	United Mexican States
MXN	25,000,000	5.000		12/11/19	1,290,282
	56,880,000	6.500		06/10/21	2,968,281
	$435,000	4.125		01/21/26	432,607
MXN	15,000,000	5.750		03/05/26	721,250
	$520,000	4.150		03/28/27	511,680
MXN	48,080,000	7.500		06/03/27	2,565,424
	8,830,000	8.500		05/31/29	504,900
	$270,000	5.750	(g)	10/12/10	264,600

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $127,729,793)				$125,017,721

Corporate Obligations – 48.4%
Aerospace & Defense – 0.3%
	Arconic, Inc.
	$395,000	6.750%		01/15/28	$426,600
	BBA US Holdings, Inc.(a)(b)
	100,000	5.375		05/01/26	100,000
	TransDigm, Inc.(b)
	1,252,000	6.500		05/15/25	1,273,910

					1,800,510

Automotive(a) – 0.4%
	BCD Acquisition, Inc.(b)
	490,000	9.625		09/15/23	529,200
	Delphi Technologies PLC
	950,000	5.000		10/01/25	916,517
	Titan International, Inc.(b)
	500,000	6.500		11/30/23	509,375

					1,955,092

Banks – 0.5%
	Caixa Economica Federal
	315,000	3.500		11/07/22	296,888
	Citigroup, Inc.(b) (c)(3M USD LIBOR + 4.517%)
	330,000	6.250		08/15/49	342,787
	Freedom Mortgage Corp.(a)(b)
	450,000	8.250		04/15/25	448,875
	HDFC Bank Ltd.
INR	30,000,000	8.100		03/22/25	451,895
	JPMorgan Chase & Co.(b)(c)
	(3M USD LIBOR + 3.250%)
	$135,000	5.150		12/29/49	133,650
	(3M USD LIBOR + 3.300%)
	350,000	6.000		08/01/49	356,013
	Sberbank of Russia Via SB Capital SA(b) (c)(5 Year CMT + 4.023%)
	200,000	5.500		02/26/24	199,250
	Turkiye Is Bankasi AS
	200,000	5.000		04/30/20	198,750

					2,428,108

Beverages(a)(b) – 0.2%
	Cott Holdings, Inc.
	1,268,000	5.500		04/01/25	1,258,490

Building Materials(b) – 1.0%
	Builders FirstSource, Inc.(a)
	819,000	5.625		09/01/24	810,810
	Gibraltar Industries, Inc.
	487,000	6.250		02/01/21	492,479
	Jeld-Wen, Inc.(a)
	690,000	4.625		12/15/25	657,225
	1,825,000	4.875		12/15/27	1,724,625
	Masonite International Corp.(a)
	300,000	5.625		03/15/23	309,000
	Standard Industries, Inc.(a)
	85,000	6.000		10/15/25	88,187
	500,000	4.750		01/15/28	465,000
	Summit Materials LLC/Summit Materials Finance Corp.
	730,000	6.125		07/15/23	746,425

					5,293,751

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Chemicals – 1.9%
	Alpha 3 BV/Alpha US Bidco, Inc.(a)(b)
	$415,000	6.250%		02/01/25	$417,075
	CF Industries, Inc.
	600,000	5.150		03/15/34	548,250
	Cornerstone Chemical Co.(a)(b)
	875,000	6.750		08/15/24	866,250
	HB Fuller Co.(b)
	585,000	4.000		02/15/27	536,873
	Hexion, Inc.(b)
	1,025,000	6.625		04/15/20	962,219
	Kraton Polymers LLC/Kraton Polymers Capital Corp.(a)(b)
	429,000	7.000		04/15/25	442,943
	Olin Corp.(b)
	905,000	5.000		02/01/30	862,012
	Platform Specialty Products Corp.(a)(b)
	765,000	5.875		12/01/25	745,875
	Rain CII Carbon LLC/CII Carbon Corp.(a)(b)
	1,405,000	7.250		04/01/25	1,447,150
	TPC Group, Inc.(a)(b)
	660,000	8.750		12/15/20	656,700
	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.(a)(b)
	500,000	5.375		09/01/25	492,500
	Tronox Finance PLC(a)(b)
	976,000	5.750		10/01/25	946,720
	Venator Finance S.a.r.l./Venator Materials LLC(a)(b)
	734,000	5.750		07/15/25	734,000
	Versum Materials, Inc.(a)(b)
	400,000	5.500		09/30/24	409,000

					10,067,567

Coal – 0.2%
	Murray Energy Corp.(a)(b)
	1,209,000	11.250		04/15/21	525,915
	Peabody Energy Corp.
	40,000	6.250	(f)(h)	11/15/21	—
	775,000	6.375	(a)(b)	03/31/25	807,938

					1,333,853

Commercial Services – 1.4%
	AMN Healthcare, Inc.(a)(b)
	590,000	5.125		10/01/24	581,150
	Cardtronics, Inc.(b)
	850,000	5.125		08/01/22	825,562
	Cenveo Corp.(a)(b)(f)
	840,000	6.000		08/01/19	340,200
	Global A&T Electronics Ltd.(b)
	494,000	8.500		01/12/23	494,180
	Monitronics International, Inc.(b)
	890,000	9.125		04/01/20	631,900
	Nielsen Finance LLC/Nielsen Finance Co.(a)(b)
	500,000	5.000		04/15/22	503,750
	Prime Security Services Borrower LLC/Prime Finance, Inc.(a)(b)
	531,000	9.250		05/15/23	569,498
	RR Donnelley & Sons Co.
	745,000	6.000		04/01/24	726,375

Corporate Obligations – (continued)
Commercial Services – (continued)
	Team Health Holdings, Inc.(a)(b)
	240,000	6.375		02/01/25	209,400
	The Nielsen Co. Luxembourg S.a.r.l.(a)(b)
	1,230,000	5.000		02/01/25	1,211,550
	United Rentals North America, Inc.(b)
	1,250,000	5.875		09/15/26	1,303,125

					7,396,690

Computers(b) – 0.4%
	Dell International LLC/EMC Corp.(a)
	440,000	7.125		06/15/24	468,600
	385,000	8.100		07/15/36	455,012
	NCR Corp.
	1,000,000	5.000		07/15/22	995,000
	Unisys Corp.(a)
	300,000	10.750		04/15/22	336,000

					2,254,612

Cosmetics/Personal Care(a)(b) – 0.1%
	First Quality Finance Co., Inc.
	786,000	5.000		07/01/25	752,595

Distribution & Wholesale(a)(b) – 0.1%
	American Builders & Contractors Supply Co., Inc.
	457,000	5.750		12/15/23	471,281

Diversified Financial Services – 1.0%
	Ally Financial, Inc.
	470,000	5.125		09/30/24	482,925
	ASP AMC Merger Sub, Inc.(a)(b)
	1,545,000	8.000		05/15/25	1,388,569
	BOC Aviation, Ltd.(b)
	700,000	3.500		09/18/27	638,428
	Credit Acceptance Corp.(b)
	250,000	6.125		02/15/21	251,563
	500,000	7.375		03/15/23	523,750
	Navient Corp.
	905,000	6.625		07/26/21	940,069
	Quicken Loans, Inc.(a)(b)
	425,000	5.250		01/15/28	387,812
	Springleaf Finance Corp.
	603,000	7.750		10/01/21	656,516
	Vantiv LLC/Vantiv Issuer Corp.(a)(b)
	290,000	4.375		11/15/25	277,312

					5,546,944

Electrical – 1.5%
	AES Argentina Generacion SA(b)
	300,000	7.750		02/02/24	311,812
	Cemig Geracao e Transmissao SA(a)(b)
	225,000	9.250		12/05/24	242,719
	Centrais Eletricas Brasileiras SA
	200,000	5.750		10/27/21	204,000
	Cerro del Aguila SA(b)
	675,000	4.125		08/16/27	624,375
	Comision Federal de Electricidad
	145,000	4.750		02/23/27	144,094
MXN	2,950,000	8.180		12/23/27	152,784

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Electrical – (continued)
Consorcio Transmantaro SA
$200,000	4.375%		05/07/23	$199,500
Empresa Distribuidora Y Comercializadora Norte(b)
125,000	9.750		10/25/22	132,816
Empresa Electrica Angamos SA
650,000	4.875		05/25/29	629,687
Eskom Holdings SOC Ltd.
660,000	5.750		01/26/21	658,868
390,000	6.750		08/06/23	394,095
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA(a)(b)
300,000	9.625		07/27/23	324,750
GenOn Americas Generation LLC(f)
60,000	8.500		10/01/21	31,500
NRG Energy, Inc.(b)
820,000	6.250		05/01/24	847,675
885,000	7.250		05/15/26	943,631
NSG Holdings LLC/NSG Holdings, Inc.(a)
533,013	7.750		12/15/25	583,649
Perusahaan Listrik Negara PT
975,000	4.125		05/15/27	916,500
130,000	5.250	(a)	05/15/47	123,663
Vistra Energy Corp.(b)
520,000	7.625		11/01/24	559,000

				8,025,118

Electrical Components & Equipment(a)(b) – 0.2%
Energizer Holdings, Inc.
905,000	5.500		06/15/25	895,950

Energy – Exploration & Production(f)(h) – 0.0%
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC
700,000	10.000		06/01/20	—
72,000	10.750		10/01/20	—
300,000	9.250		06/01/21	—

				—

Engineering & Construction(b) – 0.5%
Aeropuerto Internacional de Tocumen SA
990,000	5.625		05/18/36	1,050,637
New Enterprise Stone & Lime Co., Inc.(a)
565,000	6.250		03/15/26	572,769
Tutor Perini Corp.(a)
350,000	6.875		05/01/25	357,000
Weekley Homes LLC/Weekley Finance Corp.(a)
755,000	6.625		08/15/25	738,013

				2,718,419

Entertainment – 1.0%
Cinemark USA, Inc.(b)
1,260,000	4.875		06/01/23	1,244,250
Eldorado Resorts, Inc.(b)
850,000	6.000		04/01/25	842,562
GLP Capital LP/GLP Financing II, Inc.
714,000	5.375		04/15/26	719,355
Mohegan Gaming & Entertainment(a)(b)
635,000	7.875		10/15/24	635,000

Corporate Obligations – (continued)
Entertainment – (continued)
Six Flags Entertainment Corp.(a)(b)
1,400,000	4.875		07/31/24	1,368,500
720,000	5.500		04/15/27	714,600

				5,524,267

Environmental(a)(b) – 0.1%
GFL Environmental, Inc.
395,000	5.375		03/01/23	391,050

Finance(b) – 0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
500,000	5.875		02/01/22	503,750
670,000	6.250		02/01/22	683,400
200,000	6.750		02/01/24	204,250

				1,391,400

Food & Drug Retailing – 1.0%
B&G Foods, Inc.(b)
1,485,000	5.250		04/01/25	1,356,919
Clearwater Seafoods, Inc.(a)(b)
525,000	6.875		05/01/25	496,125
New Albertsons LP
865,000	7.450		08/01/29	702,813
300,000	8.700		05/01/30	264,000
1,065,000	8.000		05/01/31	886,612
Pilgrim’s Pride Corp.(a)(b)
315,000	5.875		09/30/27	300,825
Post Holdings, Inc.(a)(b)
590,000	5.000		08/15/26	554,600
Simmons Foods, Inc.(a)(b)
1,050,000	5.750		11/01/24	893,812

				5,455,706

Gas(b) – 0.2%
NGL Energy Partners LP/NGL Energy Finance Corp.
350,000	7.500		11/01/23	350,000
620,000	6.125		03/01/25	589,000

				939,000

Healthcare Providers & Services – 3.7%
Acadia Healthcare Co., Inc.(b)
650,000	5.625		02/15/23	654,875
Air Medical Group Holdings, Inc.(a)(b)
833,000	6.375		05/15/23	797,597
Centene Corp.(b)
235,000	6.125		02/15/24	246,163
1,775,000	4.750		01/15/25	1,726,187
Charles River Laboratories International, Inc.(a)(b)
395,000	5.500		04/01/26	401,913
CHS/Community Health Systems, Inc.(b)
270,000	6.875		02/01/22	146,475
DaVita, Inc.(b)
320,000	5.125		07/15/24	308,800
DJO Finance LLC/DJO Finance Corp.(b)
426,000	10.750		04/15/20	412,155
1,274,000	8.125	(a)	06/15/21	1,278,777

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
Envision Healthcare Corp.(b)
$149,000	5.125	%(a)	07/01/22	$147,138
920,000	5.625		07/15/22	922,300
92,000	6.250	(a)	12/01/24	95,450
HCA, Inc.
1,095,000	5.875		05/01/23	1,141,537
900,000	5.250		04/15/25	911,250
133,000	7.690		06/15/25	148,295
1,550,000	5.875	(b)	02/15/26	1,571,312
Hill-Rom Holdings, Inc.(a)(b)
625,000	5.750		09/01/23	648,438
800,000	5.000		02/15/25	794,000
Kindred Healthcare, Inc.(b)
385,000	6.375		04/15/22	396,069
Molina Healthcare, Inc.(b)
695,000	5.375		11/15/22	693,263
1,275,000	4.875	(a)	06/15/25	1,211,250
Select Medical Corp.(b)
750,000	6.375		06/01/21	761,250
Tenet Healthcare Corp.
150,000	7.500	(a)(b)	01/01/22	158,250
485,000	8.125		04/01/22	505,006
480,000	6.750		06/15/23	472,800
700,000	4.625	(a)(b)	07/15/24	677,250
250,000	5.125	(a)(b)	05/01/25	242,500
820,000	7.000	(a)(b)	08/01/25	803,600
WellCare Health Plans, Inc.(b)
1,725,000	5.250		04/01/25	1,737,937

				20,011,837

Home Builders(b) – 0.4%
Century Communities, Inc.
710,000	6.875		05/15/22	725,975
M/I Homes, Inc.
730,000	5.625		08/01/25	703,537
Mattamy Group Corp.(a)
450,000	6.500		10/01/25	448,875
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.(a)
375,000	5.625		03/01/24	374,063

				2,252,450

Household Products(b) – 0.2%
Spectrum Brands, Inc.
1,015,000	5.750		07/15/25	1,011,194

Insurance – 0.8%
Acrisure LLC/Acrisure Finance, Inc.(a)(b)
1,468,000	7.000		11/15/25	1,383,590
Fidelity & Guaranty Life Holdings, Inc.(a)(b)
670,000	5.500		05/01/25	666,650
HUB International Ltd.(a)(b)
1,000,000	7.875		10/01/21	1,042,500
MGIC Investment Corp.
500,000	5.750		08/15/23	510,625
350,000	9.000	(a)	04/01/63	475,825

				4,079,190

Corporate Obligations – (continued)
Internet – 0.5%
Netflix, Inc.(a)
1,100,000	4.875%		04/15/28	1,034,000
Symantec Corp.(a)(b)
575,000	5.000		04/15/25	575,777
Zayo Group LLC/Zayo Capital, Inc.(b)
1,000,000	6.375		05/15/25	1,035,000

				2,644,777

Iron/Steel – 0.5%
Allegheny Technologies, Inc.(b)
635,000	7.875		08/15/23	688,181
ArcelorMittal
810,000	7.500		10/15/39	956,813
Big River Steel LLC/BRS Finance Corp.(a)(b)
300,000	7.250		09/01/25	312,750
Evraz Group SA
200,000	5.375		03/20/23	195,500
GTL Trade Finance, Inc.(b)
350,000	7.250		04/16/44	378,700

				2,531,944

Leisure Time(a)(b) – 0.6%
Carlson Travel, Inc.
330,000	6.750		12/15/23	323,400
Sabre GLBL, Inc.
1,198,000	5.250		11/15/23	1,211,477
Silversea Cruise Finance Ltd.
655,000	7.250		02/01/25	692,663
Viking Cruises Ltd.
1,000,000	6.250		05/15/25	1,005,000

				3,232,540

Lodging(b) – 1.0%
Boyd Gaming Corp.
605,000	6.375		04/01/26	632,981
Diamond Resorts International, Inc.(a)
615,000	10.750		09/01/24	684,188
Inn of the Mountain Gods Resort & Casino(a)(e)
450,000	9.250		11/30/20	398,250
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.(a)
700,000	6.750		11/15/21	724,500
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC(a)
1,000,000	5.875		05/15/21	1,000,000
Station Casinos LLC(a)
1,165,000	5.000		10/01/25	1,115,488
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.(a)
1,005,000	5.875		05/15/25	961,031

				5,516,438

Machinery-Diversified(b) – 0.5%
RBS Global, Inc./Rexnord LLC(a)
524,000	4.875		12/15/25	505,660
SPX FLOW, Inc.(a)
750,000	5.625		08/15/24	759,375

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Machinery-Diversified(b) – (continued)
Xerium Technologies, Inc.
$1,105,000	9.500%		08/15/21	$1,151,963

				2,416,998

Media – 6.4%
Altice Financing SA(a)(b)
1,090,000	7.500		05/15/26	1,073,650
Altice Finco SA(a)(b)
650,000	8.125		01/15/24	667,063
Altice France SA(a)(b)
1,000,000	6.250		05/15/24	952,500
1,945,000	7.375		05/01/26	1,886,650
Altice Luxembourg SA(a)(b)
655,000	7.750		05/15/22	625,525
1,256,000	7.625		02/15/25	1,131,970
AMC Networks, Inc.(b)
660,000	4.750		12/15/22	663,300
1,000,000	5.000		04/01/24	980,000
1,150,000	4.750		08/01/25	1,095,375
CCO Holdings LLC/CCO Holdings Capital Corp.(a)(b)
715,000	5.375		05/01/25	703,381
1,255,000	5.125		05/01/27	1,173,425
1,640,000	5.000		02/01/28	1,508,800
Cengage Learning, Inc.(a)(b)
695,000	9.500		06/15/24	542,100
Clear Channel Worldwide Holdings, Inc.(b)
495,000	7.625		03/15/20	496,238
CSC Holdings LLC
1,100,000	6.750		11/15/21	1,156,375
215,000	10.125	(a)(b)	01/15/23	238,381
525,000	10.875	(a)(b)	10/15/25	615,563
Cumulus Media Holdings, Inc.(b)(f)
725,000	7.750		05/01/19	97,875
DISH DBS Corp.
200,000	5.875		07/15/22	183,500
1,030,000	5.000		03/15/23	890,950
545,000	5.875		11/15/24	468,700
Gray Television, Inc.(a)(b)
790,000	5.125		10/15/24	753,462
iHeartCommunications, Inc.(b)(f)
375,000	9.000		12/15/19	300,000
930,000	9.000		03/01/21	741,675
(PIK 12.000%, Cash 2.000%)
1,519,150	14.000	(i)	02/01/21	201,287
Lee Enterprises, Inc.(a)(b)
600,000	9.500		03/15/22	624,000
Liberty Interactive LLC(b)
1,505,168	4.000		11/15/29	1,008,462
896,065	3.750		02/15/30	595,883
Nexstar Broadcasting, Inc.(a)(b)
1,000,000	5.625		08/01/24	985,000
Radiate Holdco LLC/Radiate Finance, Inc.(a)(b)
630,000	6.625		02/15/25	582,750
Sinclair Television Group, Inc.(a)(b)
500,000	5.625		08/01/24	493,750
240,000	5.875		03/15/26	237,000
1,753,000	5.125		02/15/27	1,621,525

Corporate Obligations – (continued)
Media – (continued)
Sirius XM Radio, Inc.(a)(b)
400,000	5.375		04/15/25	398,000
750,000	5.375		07/15/26	736,875
1,560,000	5.000		08/01/27	1,485,900
The E.W. Scripps Co.(a)(b)
850,000	5.125		05/15/25	792,625
The McClatchy Co.(b)
684,000	9.000		12/15/22	714,780
Tribune Media Co.(b)
1,050,000	5.875		07/15/22	1,067,062
Univision Communications, Inc.(a)(b)
364,000	5.125		02/15/25	335,790
Urban One, Inc.(a)(b)
430,000	9.250		02/15/20	416,025
325,000	7.375		04/15/22	320,938
Videotron Ltd.(a)(b)
1,540,000	5.125		04/15/27	1,509,200
Virgin Media Secured Finance PLC(a)(b)
750,000	5.250		01/15/26	713,437
VTR Finance B.V.(b)
200,000	6.875		01/15/24	206,000
Ziggo Secured Finance BV(a)(b)
735,000	5.500		01/15/27	691,819

				34,684,566

Metal Fabricate & Hardware – 0.5%
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)(b)
434,000	7.375		12/15/23	457,870
Novelis Corp.(a)(b)
83,000	6.250		08/15/24	84,556
877,000	5.875		09/30/26	868,230
The Hillman Group, Inc.(a)(b)
1,187,000	6.375		07/15/22	1,148,423
TMK OAO Via TMK Capital SA
200,000	6.750		04/03/20	197,750

				2,756,829

Mining – 2.3%
Boart Longyear Management Pty Ltd.(b)(i)
578,760	10.000		12/31/22	568,632
Constellium NV(a)(b)
700,000	5.750		05/15/24	692,125
250,000	5.875		02/15/26	247,500
Corp. Nacional del Cobre de Chile
2,060,000	4.500		09/16/25	2,109,440
405,000	4.500	(b)	08/01/47	395,102
First Quantum Minerals Ltd.(a)(b)
200,000	7.250		05/15/22	201,500
485,000	7.250		04/01/23	482,575
70,000	6.500		03/01/24	66,938
1,237,000	7.500		04/01/25	1,221,537
830,000	6.875		03/01/26	789,537
Freeport-McMoRan, Inc.(b)
247,000	3.875		03/15/23	236,811
610,000	5.400		11/14/34	561,963
1,550,000	5.450		03/15/43	1,410,500

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Mining – (continued)
Hecla Mining Co.(b)
$500,000	6.875%		05/01/21	$506,250
Mountain Province Diamonds, Inc.(a)(b)
450,000	8.000		12/15/22	445,500
New Gold, Inc.(a)(b)
1,100,000	6.250		11/15/22	1,122,000
Northwest Acquisitions ULC/Dominion Finco, Inc.(a)(b)
880,000	7.125		11/01/22	893,200
Vedanta Resources PLC(a)
300,000	6.375		07/30/22	301,500

				12,252,610

Miscellaneous Manufacturing(b) – 0.4%
Actuant Corp.
750,000	5.625		06/15/22	758,438
Bombardier, Inc.(a)
790,000	6.000		10/15/22	787,037
500,000	7.500		12/01/24	526,250
LSB Industries, Inc.(a)
45,000	9.625		05/01/23	45,113

				2,116,838

Office(b) – 0.1%
CDW LLC/CDW Finance Corp.
750,000	5.000		09/01/25	746,250

Oil Field Services – 5.3%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.(b)
395,000	7.875		12/15/24	409,812
Calfrac Holdings LP(a)(b)
1,570,000	7.500		12/01/20	1,558,225
California Resources Corp.(a)(b)
323,000	8.000		12/15/22	276,973
Carrizo Oil & Gas, Inc.(b)
826,000	8.250		07/15/25	885,472
Chesapeake Energy Corp.(a)(b)
580,000	8.000		01/15/25	564,050
CITGO Petroleum Corp.(a)(b)
795,000	6.250		08/15/22	795,000
Delek & Avner Tamar Bond Ltd.(a)
285,000	5.082		12/30/23	286,069
60,000	5.412		12/30/25	60,525
Ensco PLC(b)
350,000	5.750		10/01/44	241,500
Extraction Oil & Gas, Inc.(a)(b)
325,000	7.375		05/15/24	340,031
950,000	5.625		02/01/26	921,500
FTS International, Inc.(b)
1,836,000	6.250		05/01/22	1,847,475
Great Western Petroleum LLC/Great Western Finance Corp.(a)(b)
759,000	9.000		09/30/21	781,770
Gulfport Energy Corp.(b)
500,000	6.000		10/15/24	477,500
Halcon Resources Corp.(b)
360,000	6.750		02/15/25	359,550
Jupiter Resources, Inc.(a)(b)
675,000	8.500		10/01/22	293,625

Corporate Obligations – (continued)
Oil Field Services – (continued)
KazMunayGas National Co. JSC
500,000	5.375	(a)	04/24/30	498,727
200,000	5.750		04/19/47	191,490
KCA Deutag UK Finance PLC(a)(b)
680,000	9.875		04/01/22	714,850
MEG Energy Corp.(a)(b)
355,000	6.375		01/30/23	320,388
805,000	7.000		03/31/24	722,487
675,000	6.500		01/15/25	675,000
Newfield Exploration Co.(b)
380,000	5.375		01/01/26	393,300
Noble Holding International Ltd.(b)
1,175,000	7.750		01/15/24	1,104,500
Parker Drilling Co.(b)
920,000	6.750		07/15/22	694,600
Parsley Energy LLC/Parsley Finance Corp.(a)(b)
850,000	5.375		01/15/25	852,125
675,000	5.250		08/15/25	675,000
665,000	5.625		10/15/27	673,312
PDC Energy, Inc.(b)
63,000	6.125		09/15/24	64,733
Pertamina Persero PT
200,000	4.300		05/20/23	200,094
465,000	6.450		05/30/44	513,248
Petrobras Global Finance BV
90,000	5.750		02/01/29	85,500
Petroleos de Venezuela SA(f)
700,000	6.000		11/15/26	175,630
Petroleos del Peru SA
375,000	5.625		06/19/47	364,781
Petroleos Mexicanos
945,000	6.875		08/04/26	1,012,095
100,000	6.500		03/13/27	103,561
285,000	5.625		01/23/46	240,754
475,000	6.750		09/21/47	457,449
(3M USD LIBOR + 3.650%)
660,000	5.721	(c)	03/11/22	718,740
Pride International LLC
230,000	7.875		08/15/40	202,400
Rowan Cos., Inc.(b)
605,000	7.375		06/15/25	585,337
85,000	5.400		12/01/42	61,200
350,000	5.850		01/15/44	259,000
Southwestern Energy Co.(b)
415,000	6.700		01/23/25	405,662
SRC Energy, Inc.(a)(b)
920,000	6.250		12/01/25	931,500
State Oil Co. of the Azerbaijan Republic
200,000	4.750		03/13/23	199,250
Tengizchevroil Finance Co. International Ltd.
200,000	4.000		08/15/26	188,500
Transocean, Inc.(b)
1,060,000	5.800		10/15/22	1,038,800
Ultra Resources, Inc.(a)(b)
65,000	6.875		04/15/22	47,613
350,000	7.125		04/15/25	233,625

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Oil Field Services – (continued)
	USA Compression Partners LP/USA Compression Finance Corp.(a)(b)
	$455,000	6.875%		04/01/26	$465,237
	Weatherford International Ltd.(b)
	610,000	9.875		02/15/24	587,125
	450,000	5.950		04/15/42	326,250
	Whiting Petroleum Corp.(b)
	661,000	6.250		04/01/23	680,004
	215,000	6.625	(a)	01/15/26	220,913
	WildHorse Resource Development Corp.(b)
	431,000	6.875	(a)	02/01/25	438,542
	135,000	6.875		02/01/25	137,363
	YPF SA
ARS	5,000,000	16.500		05/09/22	226,096

					28,785,858

Packaging – 0.7%
	ARD Finance SA(b) (i)(PIK 7.875%, Cash 7.125%)
	$760,000	7.125		09/15/23	778,050
	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a)(b)
	350,000	7.250		05/15/24	370,125
	480,000	6.000		02/15/25	486,000
	BWAY Holding Co.(a)(b)
	620,000	7.250		04/15/25	636,275
	Crown Americas LLC/Crown Americas Capital Corp. VI(a)(b)
	760,000	4.750		02/01/26	733,400
	Owens-Brockway Glass Container, Inc.(a)
	500,000	5.875		08/15/23	513,125

					3,516,975

Pharmaceuticals(b) – 0.7%
	BioScrip, Inc.
	1,058,000	8.875		02/15/21	1,013,035
	Valeant Pharmaceuticals International, Inc.(a)
	605,000	5.625		12/01/21	588,363
	1,185,000	5.500		03/01/23	1,072,425
	120,000	5.875		05/15/23	110,250
	215,000	7.000		03/15/24	226,825
	300,000	9.000		12/15/25	304,125
	695,000	9.250		04/01/26	707,162

					4,022,185

Pipelines – 1.8%
	Blue Racer Midstream LLC/Blue Racer Finance Corp.(a)(b)
	1,970,000	6.125		11/15/22	2,016,787
	Cheniere Corpus Christi Holdings LLC(b)
	425,000	5.875		03/31/25	436,688
	CNX Midstream Partners LP/CNX Midstream Finance Corp.(a)(b)
	700,000	6.500		03/15/26	686,000
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.(b)
	980,000	5.750		04/01/25	972,650
	DCP Midstream Operating LP
	375,000	8.125		08/16/30	450,000
	Energy Transfer Equity LP(b)
	270,000	4.250		03/15/23	261,225

Corporate Obligations – (continued)
Pipelines – (continued)
	Genesis Energy LP/Genesis Energy Finance Corp.(b)
	243,000	6.750		08/01/22	247,556
	Peru LNG Srl(a)
	225,000	5.375		03/22/30	223,875
	Sabine Pass Liquefaction LLC(b)
	175,000	6.250		03/15/22	188,888
	175,000	5.750		05/15/24	187,869
	SemGroup Corp./Rose Rock Finance Corp.(b)
	1,245,000	5.625		07/15/22	1,204,538
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(b)
	742,000	5.500		08/15/22	723,450
	1,120,000	5.750		04/15/25	1,069,600
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.(b)
	600,000	4.250		11/15/23	567,000
	Transportadora de Gas Internacional SA ESP(b)
	500,000	5.700		03/20/22	506,875

					9,743,001

Real Estate(a) – 0.4%
	Realogy Group LLC/Realogy Co-Issuer Corp.(b)
	1,700,000	4.875		06/01/23	1,644,750
	WeWork Cos., Inc.
	575,000	7.875		05/01/25	558,469

					2,203,219

Real Estate Investment Trust(b) – 1.2%
	CTR Partnership LP/CareTrust Capital Corp.
	500,000	5.250		06/01/25	495,000
	ESH Hospitality, Inc.(a)
	1,557,000	5.250		05/01/25	1,518,075
	Iron Mountain, Inc.(a)
	633,000	5.250		03/15/28	595,811
	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
	750,000	5.625		05/01/24	765,000
	805,000	4.500		09/01/26	758,713
	RHP Hotel Properties LP/RHP Finance Corp.
	940,000	5.000		04/15/23	940,000
	The GEO Group, Inc.
	1,400,000	6.000		04/15/26	1,379,000

					6,451,599

Retailing – 2.0%
	1011778 BC ULC/New Red Finance, Inc.(a)(b)
	650,000	5.000		10/15/25	627,250
	Eurotorg LLC Via Bonitron DAC(a)
	200,000	8.750		10/30/22	202,740
	Ferrellgas LP/Ferrellgas Finance Corp.(b)
	165,000	6.750		01/15/22	156,338
	Golden Nugget, Inc.(a)(b)
	900,000	6.750		10/15/24	913,500
	Guitar Center Escrow Issuer, Inc.(a)(b)
	1,195,000	9.500		10/15/21	1,162,137
	Guitar Center, Inc.(a)(b)
	1,365,000	9.625		04/15/20	1,180,725

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Retailing – (continued)
IRB Holding Corp.(a)(b)
$1,365,000	6.750%		02/15/26	$1,324,050
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a)(b)
1,720,000	4.750		06/01/27	1,646,900
L Brands, Inc.
771,000	6.875		11/01/35	730,523
Neiman Marcus Group Ltd. LLC(a)(b)
260,000	8.000		10/15/21	175,500
New Red Finance, Inc.(a)(b)
345,000	4.250		05/15/24	329,475
Rite Aid Corp.
870,000	6.125	(a)(b)	04/01/23	883,050
835,000	7.700		02/15/27	722,275
390,000	6.875	(a)	12/15/28	319,800
Yum! Brands, Inc.
415,000	6.875		11/15/37	439,381

				10,813,644

Semiconductors – 0.5%
Advanced Micro Devices, Inc.
235,000	7.500		08/15/22	256,738
80,000	2.125		09/01/26	125,013
Sensata Technologies BV(a)
1,935,000	5.000		10/01/25	1,922,906
Sensata Technologies UK Financing Co. PLC(a)(b)
390,000	6.250		02/15/26	406,575

				2,711,232

Software(b) – 1.4%
BMC Software Finance, Inc.(a)
1,035,000	8.125		07/15/21	1,032,412
First Data Corp.(a)
1,000,000	5.000		01/15/24	1,007,500
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 S.a.r.l./Greeneden US Holdings II LLC(a)
940,000	10.000		11/30/24	1,043,400
IQVIA, Inc.(a)
415,000	5.000		10/15/26	409,813
j2 Cloud Services LLC/j2 Global Co-Obligor, Inc.(a)
395,000	6.000		07/15/25	406,356
MSCI, Inc.(a)
200,000	4.750		08/01/26	197,750
Nuance Communications, Inc.
665,000	5.625		12/15/26	660,013
Rackspace Hosting, Inc.(a)
790,000	8.625		11/15/24	798,887
Solera LLC/Solera Finance, Inc.(a)
500,000	10.500		03/01/24	556,250
TIBCO Software, Inc.(a)
600,000	11.375		12/01/21	653,250
Veritas US, Inc./Veritas Bermuda Ltd.(a)
845,000	10.500		02/01/24	737,263

				7,502,894

Corporate Obligations – (continued)
Sovereign – 0.3%
Instituto Costarricense de Electricidad
550,000	6.950		11/10/21	583,687
Ukreximbank Via Biz Finance PLC
720,000	9.625		04/27/22	744,293
200,000	9.750		01/22/25	208,750

				1,536,730

Telecommunication Services – 3.8%
Axtel SAB de CV(a)(b)
225,000	6.375		11/14/24	223,864
C&W Senior Financing DAC(a)(b)
300,000	6.875		09/15/27	297,375
CenturyLink, Inc.
685,000	6.750		12/01/23	679,863
645,000	7.500	(b)	04/01/24	657,900
855,000	5.625	(b)	04/01/25	784,462
Comunicaciones Celulares SA Via Comcel Trust(b)
330,000	6.875		02/06/24	342,788
Digicel Group Ltd.(a)(b)
1,005,000	8.250		09/30/20	901,987
Digicel Ltd.(a)(b)
1,250,000	6.000		04/15/21	1,187,500
Frontier Communications Corp.
725,000	10.500	(b)	09/15/22	638,000
170,000	7.125		01/15/23	120,700
1,115,000	6.875	(b)	01/15/25	682,938
715,000	11.000	(b)	09/15/25	548,763
400,000	8.500	(a)(b)	04/01/26	388,000
GTT Communications, Inc.(a)(b)
217,000	7.875		12/31/24	221,340
Hughes Satellite Systems Corp.
1,315,000	5.250		08/01/26	1,285,412
Inmarsat Finance PLC(a)(b)
1,365,000	4.875		05/15/22	1,317,225
Intelsat Jackson Holdings SA(b)
40,000	7.250		10/15/20	39,000
500,000	7.500		04/01/21	474,375
85,000	5.500		08/01/23	71,400
240,000	8.000	(a)	02/15/24	253,200
Intelsat Luxembourg SA(b)
130,000	7.750		06/01/21	88,075
Level 3 Financing, Inc.(b)
450,000	5.375		01/15/24	444,375
1,450,000	5.375		05/01/25	1,424,625
Liquid Telecommunications Financing PLC(b)
400,000	8.500		07/13/22	421,126
SoftBank Group Corp.(b)
430,000	6.250		04/15/28	422,475
Sprint Capital Corp.
150,000	6.875		11/15/28	153,000
Sprint Corp.
1,050,000	7.250		09/15/21	1,113,000
1,835,000	7.875		09/15/23	1,968,037
350,000	7.125		06/15/24	361,375
412,000	7.625	(b)	02/15/25	433,630

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Telecommunication Services – (continued)
T-Mobile USA, Inc.(b)
$300,000	6.000%	04/15/24	$313,500
1,100,000	6.375	03/01/25	1,149,500
840,000	4.750	02/01/28	808,500
Windstream Services LLC/Windstream Finance Corp.(a)(b)
515,000	6.375	08/01/23	292,263

			20,509,573

Trucking & Leasing(a)(b) – 0.1%
DAE Funding LLC
191,000	5.000	08/01/24	183,503
Fortress Transportation & Infrastructure Investors LLC
370,000	6.750	03/15/22	375,550

			559,053

TOTAL CORPORATE OBLIGATIONS
(Cost $266,823,717)			$260,510,827

Bank Loans(j) – 15.7%
Aerospace & Defense(c) – 0.4%
Engility Corp.(1M LIBOR + 2.750%)
$196,358	4.651%	08/12/23	196,236
Sequa Corp.(3M LIBOR + 5.000%)
248,747	7.071	11/28/21	251,650
Sequa Mezzanine Holdings LLC(3M LIBOR + 9.000%)
395,714	11.362	04/28/22	400,000
TransDigm, Inc. (1M LIBOR + 2.750%)
497,500	4.651	05/14/22	499,460
(3M LIBOR + 2.500%)
624,843	4.802	08/22/24	627,705

			1,975,051

Airlines(c) – 0.1%
American Airlines, Inc.(1M LIBOR + 2.000%)
494,949	3.901	04/28/23	495,128

Automotive – Parts(c) – 0.6%
Capital Automotive LP(1M LIBOR + 2.500%)
1,244,247	4.410	03/24/24	1,248,527
Evergreen Skills Lux S.a.r.l.(3M LIBOR + 4.750%)
1,094,118	6.651	04/28/21	1,035,309
Gates Global LLC(3M LIBOR + 2.750%)
497,500	5.052	04/01/24	500,132
Navistar International Corp.(1M LIBOR + 3.500%)
498,750	5.400	11/06/24	501,558

			3,285,526

Building Materials(c) – 0.4%
Forterra Finance LLC(1M LIBOR + 3.000%)
989,757	4.901	10/25/23	908,577
Quikrete Holdings, Inc.(1M LIBOR + 2.750%)
968,805	4.651	11/15/23	972,437

			1,881,014

Chemicals(c) – 0.1%
Univar, Inc.(1M LIBOR + 2.500%)
649,592	4.401	07/01/24	654,971

Bank Loans(j) – (continued)
Commercial Services(c) – 0.1%
Monitronics International, Inc.(3M LIBOR + 5.500%)
543,740	7.800	09/30/22	525,389

Consumer Cyclical Services(c) – 0.1%
First Data Corp.(1M LIBOR + 2.250%)
492,523	4.147	04/26/24	494,193

Consumer Cyclical Services – Business(c) – 0.4%
Ceridian HCM Holding, Inc.(1M LIBOR + 3.500%)
750,000	5.401	09/15/20	751,253
First Data Corp.(1M LIBOR + 2.250%)
1,000,000	4.147	07/08/22	1,003,500
Prime Security Services Borrower LLC(1M LIBOR + 2.750%)
397,995	4.651	05/02/22	400,347

			2,155,100

Consumer Noncyclical(c) – 0.0%
NeuStar, Inc.(3M LIBOR + 8.000%)
250,000	10.302	08/08/25	249,062

Consumer Products – Household & Leisure – 0.4%
Coty, Inc.(c)(1M LIBOR + 2.500%)
1,000,000	2.250	04/07/25	998,750
Diamond (BC) B.V.(c)(6M LIBOR + 3.000%)
748,125	4.994	09/06/24	746,726
Revlon Consumer Products Corp.(1M LIBOR + 3.500%)
802,176	5.401	09/07/23	617,010

			2,362,486

Containers & Packaging(c) – 0.0%
Berry Plastics Group, Inc.(1M LIBOR + 2.000%)
222,222	3.897	02/08/20	223,427

Diversified Financial Services(c) – 0.1%
Medallion Midland Acquisition LLC(1M LIBOR + 3.250%)
309,225	5.151	10/30/24	309,612
Vantiv LLC (1M LIBOR + 2.000%)
109,774	3.896	10/14/23	110,413
(1M LIBOR + 2.000%)
360,004	3.896	08/09/24	362,196

			782,221

Energy(c) – 0.4%
Chief Exploration & Development LLC(6M LIBOR + 6.500%)
970,000	8.416	05/16/21	958,486
FTS International, Inc.(1M LIBOR + 4.750%)
149,954	6.651	04/16/21	150,767
Gulf Finance LLC(3M LIBOR + 5.250%)
129,559	7.560	08/25/23	116,765
Seadrill Partners Finco LLC(3M LIBOR + 6.000%)
876,729	8.302	02/21/21	749,358

			1,975,376

Energy – Exploration & Production(c) – 0.3%
Chesapeake Energy Corp.(3M LIBOR + 7.500%)
450,000	9.444	08/23/21	475,875
Fieldwood Energy LLC(1M LIBOR + 5.250%)
401,985	7.151	04/11/22	403,159
Murray Energy Corp.(3M LIBOR + 7.250%)
798,936	9.552	04/16/20	704,965

			1,583,999

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(j) – (continued)
Entertainment(c) – 0.3%
Delta 2 (LUX) S.A.R.L.(1M LIBOR + 2.500%)
$1,000,000	4.401%	02/01/24	$998,440
LTF Merger Sub, Inc.(3M LIBOR + 2.750%)
498,747	4.734	06/10/22	499,759

			1,498,199

Environmental(c) – 0.2%
Advanced Disposal Services, Inc.(1 Week LIBOR + 2.250%)
993,151	3.998	11/10/23	998,941

Financial Services(c) – 0.1%
Walter Investment Management Corp.(1M LIBOR + 6.000%)
681,397	7.901	06/30/22	639,662

Food & Beverage(c) – 0.2%
US Foods, Inc.(1M LIBOR + 2.500%)
994,937	4.401	06/27/23	1,003,394

Food & Drug Retailers(c) – 0.2%
Albertsons LLC (1M LIBOR + 2.750%)
215,865	4.651	08/25/21	213,707
(3M LIBOR + 3.000%)
627,578	4.956	06/22/23	620,518

			834,225

Gaming – 0.8%
Caesars Resort Collection LLC(c)(1M LIBOR + 2.750%)
997,500	4.651	12/22/24	1,005,400
CityCenter Holdings LLC(c)(1M LIBOR + 2.500%)
496,250	4.400	04/18/24	498,389
Fantasy Springs Resort(h)
226,043	0.000	12/17/21	229,433
Mashantucket (Western) Pequot Tribe(c)(1M LIBOR + 8.125%)
1,523,382	10.026	06/30/20	1,485,298
Scientific Games International, Inc.(c)(1M LIBOR + 2.750%)
1,250,000	4.651	08/14/24	1,257,225

			4,475,745

Health Care – Medical Products(c) – 0.2%
Carestream Dental Equiment, Inc(3M LIBOR + 3.250%)
348,250	5.552	09/01/24	347,961
Carestream Health, Inc. (1M LIBOR + 4.000%)
155,382	5.901	06/07/19	155,937
(1M LIBOR + 8.500%)
193,550	10.401	12/07/19	192,582
Concordia Healthcare Corp.(1M LIBOR + 4.250%)
491,987	6.151	10/21/21	444,466
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp.(3M LIBOR + 3.250%)
128,854	5.558	06/08/20	129,377

			1,270,323

Health Care – Pharmaceuticals(c) – 0.1%
Grifols Worldwide Operations USA, Inc.(1 Week LIBOR + 2.250%)
495,000	3.994	01/31/25	497,475
PharMerica Corp.(1M LIBOR + 3.500%)
250,000	5.395	12/06/24	251,042

			748,517

Bank Loans(j) – (continued)
Health Care – Services(c) – 0.9%
Air Medical Group Holdings, Inc.
(1M LIBOR + 4.250%)
$249,375	6.147%	03/14/25	$251,974
(3M LIBOR + 3.250%)
786,560	5.128	04/28/22	790,099
BPA Laboratories, Inc.
(3M LIBOR + 2.500%)(3M LIBOR + 2.500%)
80,336	4.802	04/29/20	73,909
(3M LIBOR + 2.500%)
600,000	4.802 (h)	04/29/20	570,000
Change Healthcare Holdings, Inc.(1M LIBOR + 2.750%)
1,484,465	4.651	03/01/24	1,490,032
Community Health Systems, Inc.(3M LIBOR + 3.250%)
289,671	5.234	01/27/21	280,741
Envision Healthcare Corp.(1M LIBOR + 3.000%)
282,301	4.910	12/01/23	283,218
Parexel International Corp.(1M LIBOR + 2.750%)
497,500	4.651	09/27/24	499,057
Quorum Health Corp.(1M LIBOR + 6.750%)
71,619	8.651	04/29/22	73,040
Radnet Management, Inc.(3M LIBOR + 3.500%)
533,377	5.850	06/30/23	539,377

			4,851,447

Hotels, Restaurants & Leisure(c) – 0.1%
Caesars Entertainment Operating Co., Inc.(1M LIBOR + 2.000%)
249,375	3.901	10/06/24	249,811

Lodging(c) – 0.1%
Station Casinos LLC(1M LIBOR + 2.500%)
500,000	4.410	06/08/23	501,510

Machinery-Diversified(c) – 0.1%
Gardner Denver, Inc.(3M LIBOR + 2.750%)
746,250	5.052	07/30/24	750,265

Media – 0.3%
CSC Holdings LLC(c)(1M LIBOR + 2.250%)
498,741	4.147	07/17/25	496,995
Sinclair Television Group, Inc.(1M LIBOR + 2.250%)
983,389	2.250	01/03/24	986,153

			1,483,148

Media – Broadcasting & Radio(c) – 1.2%
Communications Sales & Leasing, Inc.(1M LIBOR + 3.000%)
828,825	4.901	10/24/22	797,057
Cumulus Media Holdings, Inc.(1M LIBOR + 3.250%)
2,016,082	5.160	12/23/20	1,699,558
Getty Images, Inc.(3M LIBOR + 3.500%)
349,079	5.802	10/18/19	331,129
iHeart Communications, Inc.
(3M LIBOR + 6.750%)
1,600,000	6.750	01/30/19	1,271,600
(3M LIBOR + 7.500%)
250,000	7.500	07/30/19	198,250
Meredith Corp.(1M LIBOR + 3.000%)
400,000	4.901	01/31/25	402,452
Nexstar Broadcasting, Inc.(1M LIBOR + 2.500%)
635,816	4.387	01/17/24	638,359

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(j) – (continued)
Media – Broadcasting & Radio(c) – (continued)
Radio One, Inc.(1M LIBOR + 4.000%)
$539,284	5.910%	04/18/23	$533,891
Tribune Media Co.(1M LIBOR + 3.000%)
342,824	4.901	12/27/20	342,824

			6,215,120

Media – Cable(c) – 0.4%
Charter Communications Operating LLC(1M LIBOR + 2.000%)
1,476,699	3.910	04/30/25	1,482,502
Ziggo Secured Finance BV(1M LIBOR + 2.500%)
500,000	4.397	04/15/25	497,450

			1,979,952

Media – Non Cable(c) – 0.8%
Advantage Sales & Marketing, Inc.(1M LIBOR + 3.250%)
242,462	5.151	07/23/21	231,602
Cengage Learning Acquisitions, Inc.(1M LIBOR + 4.250%)
1,924,456	6.147	06/07/23	1,718,790
Checkout Holding Corp.(1M LIBOR + 3.500%)
1,002,878	5.401	04/09/21	623,289
EMI Music Publishing Ltd.(3M LIBOR + 2.250%)
500,000	4.144	08/21/23	502,250
Houghton Mifflin Harcourt Publishing Co.(1M LIBOR + 3.000%)
554,863	4.901	05/31/21	512,322
McGraw-Hill Global Education Holdings LLC(1M LIBOR + 4.000%)
692,650	5.901	05/04/22	678,367
Mission Broadcasting, Inc.(1M LIBOR + 2.500%)
81,650	4.387	01/17/24	81,976

			4,348,596

Metals & Mining(c) – 0.0%
Fairmount Santrol, Inc.(3M LIBOR + 6.000%)
236,850	8.302	11/01/22	239,318

Mining(c) – 0.1%
American Rock Salt Co. LLC(1M LIBOR + 3.750%)
543,189	5.651	03/21/25	546,247

Noncaptive – Financial(c) – 0.2%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.(1M LIBOR + 2.250%)
1,227,758	4.147	04/03/22	1,229,637

Oil & Gas Services – 0.1%
EG Finco Ltd.
300,000	4.000	02/06/25	299,850
McDermott Technology Americas, Inc.
350,000	6.000	03/27/25	347,266

			647,116

Oil Field Services(c) – 0.2%
California Resources Corp.(1M LIBOR + 4.750%)
1,250,000	6.647	12/31/22	1,275,387

Packaging(c) – 0.1%
Reynolds Group Holdings, Inc.(1M LIBOR + 2.750%)
739,388	4.651	02/05/23	744,009

Bank Loans(j) – (continued)
Pipelines(c) – 0.1%
Traverse Midstream Partners LLC(3M LIBOR + 4.000%)
665,946	5.850	09/27/24	669,276

Real Estate(c) – 0.1%
Realogy Corp.(1M LIBOR + 2.250%)
498,750	4.145	02/08/25	501,324

Restaurants(c) – 0.4%
1011778 B.C. Unlimited Liability Co.(1M LIBOR + 2.250%)
1,973,075	3.250	02/16/24	1,978,007

Retailers(c) – 0.9%
Academy Ltd.(3M LIBOR + 4.000%)
1,343,564	5.887	07/01/22	1,060,999
BJ’s Wholesale Club, Inc.(1M LIBOR + 3.500%)
196,698	5.391	02/03/24	197,455
General Nutrition Centers, Inc.
(1M LIBOR + 7.000%)
217,980	8.910	12/31/22	224,737
(1M LIBOR + 8.750%)
535,461	10.660	03/04/21	512,169
Neiman Marcus Group Ltd., Inc.(1M LIBOR + 3.250%)
907,036	5.140	10/25/20	797,366
Petco Animal Supplies, Inc.(3M LIBOR + 3.250%)
1,402,356	5.609	01/26/23	959,829
PetSmart, Inc.(1M LIBOR + 3.000%)
787,669	4.890	03/11/22	618,123
Serta Simmons Bedding LLC(3M LIBOR + 3.500%)
695,224	5.808	11/08/23	627,189

			4,997,867

Semiconductors(c) – 0.1%
Bright Bidco BV(3M LIBOR + 3.500%)
249,372	5.802	06/30/24	252,801

Services Cyclical – Business Services(c) – 0.1%
Tempo Acquisition LLC(1M LIBOR + 3.000%)
496,250	4.901	05/01/24	498,940

Technology – Software/Services – 1.8%
Almonde, Inc.(c)(3M LIBOR + 7.250%)
373,666	9.234	06/13/25	369,088
Applied Systems, Inc.(c)(3M LIBOR + 7.000%)
92,903	9.302	09/19/25	95,783
BMC Software Finance, Inc.(c)(1M LIBOR + 3.250%)
954,794	5.151	09/10/22	958,031
Dell, Inc.(c)(1M LIBOR + 2.000%)
2,093,241	3.910	09/07/23	2,099,122
DigiCert, Inc.(c)(1M LIBOR + 4.750%)
192,708	6.651	10/31/24	193,130
Infoblox, Inc.(c)(1M LIBOR + 4.500%)
363,582	6.401	11/07/23	368,582
Infor (US), Inc.(c)(1M LIBOR + 2.750%)
495,000	4.651	02/01/22	496,960
Informatica Corp.(c)(1M LIBOR + 3.250%)
498,747	5.151	08/05/22	502,098
MA FinanceCo. LLC(c)(1M LIBOR + 2.750%)
64,328	4.651	06/21/24	64,103
McAfee LLC(c)(1M LIBOR + 4.500%)
497,500	6.401	09/30/24	503,639

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Bank Loans(j) – (continued)
Technology – Software/Services – (continued)
	MModal, Inc. (3M LIBOR + 4.750%)
	$300,338	6.522	% (c)	01/31/20	$298,086
	MModal, Inc.(c) (3M LIBOR + 4.750%)
	2,776	5.750		01/31/20	84,204
	Seattle SpinCo, Inc.(c)(1M LIBOR + 2.750%)
	434,422	4.651		06/21/24	432,902
	Sophia L.P.(c)(3M LIBOR + 3.250%)
	498,720	5.552		09/30/22	500,965
	SS&C Technologies Holdings Europe S.a.r.l.(c)(1M LIBOR + 2.250%)
	328,669	2.500		04/16/25	330,723
	SS&C Technologies, Inc.(c)(1M LIBOR + 2.250%)
	888,319	2.500		04/16/25	893,871
	Syniverse Holdings, Inc.(c)(1M LIBOR + 5.000%)
	500,000	6.895		03/09/23	505,140
	TIBCO Software, Inc.(c)(1M LIBOR + 3.500%)
	496,231	5.410		12/04/20	498,866
	Veritas Bermuda Ltd.(c)(3M LIBOR + 4.500%)
	248,744	6.802		01/27/23	244,702

					9,439,995

Telecommunication Services(c) – 0.4%
	Frontier Communications Corp.(1M LIBOR + 3.750%)
	390,713	5.660		06/15/24	385,708
	Intelsat Jackson Holdings SA(3M LIBOR + 3.750%)
	1,433,694	5.706		11/27/23	1,442,210
	Windstream Corp.(1M LIBOR + 3.250%)
	199,319	5.150		02/17/24	175,235

					2,003,153

Telecommunications – Internet & Data(c) – 0.3%
	Asurion LLC(1M LIBOR + 6.000%)
	900,000	7.901		08/04/25	924,300
	Avaya, Inc.(1M LIBOR + 4.750%)
	498,750	6.647		12/15/24	503,827

					1,428,127

Telecommunications – Satellites(c) – 0.5%
	CenturyLink, Inc.(1M LIBOR + 2.750%)
	1,410,421	4.650		01/31/25	1,388,672
	Red Ventures LLC(1M LIBOR + 4.000%)
	248,750	5.901		11/08/24	251,611
	West Corp.(1M LIBOR + 4.000%)
	377,496	5.901		10/10/24	380,199
	Windstream Corp.(1M LIBOR + 4.000%)
	483,639	4.750		03/29/21	461,575

					2,482,057

Textiles – 0.1%
	Boardriders, Inc.
	465,000	7.500		03/21/24	463,256
	Nine West Holdings, Inc.(c)(3M LIBOR + 5.250%)
	314,719	7.581		01/08/20	127,147

					590,403

Bank Loans(j) – (continued)
Transportation(c) – 0.0%
	CEVA Group PLC(3M LIBOR + 5.500%)
	54,585	6.500		03/19/21	54,183
	CEVA Intercompany B.V.(3M LIBOR + 5.500%)
	55,260	7.859		03/19/21	54,853
	Ceva Logistics Canada ULC(3M LIBOR + 5.500%)
	9,528	6.500		03/19/21	9,458
	Ceva Logistics US Holdings, Inc.(3M LIBOR + 5.500%)
	76,221	7.859		03/19/21	75,660

					194,154

Utilities(c) – 0.2%
	TEX Operations Co. LLC (1M LIBOR + 2.500%)
	150,212	4.401		08/04/23	151,198
	(1M LIBOR + 2.500%)
	845,507	4.401		08/04/23	851,053

					1,002,251

Utilities – Electric(c) – 0.4%
	Calpine Corp.(3M LIBOR + 2.500%)
	1,246,811	4.810		01/15/23	1,252,197
	NRG Energy, Inc.(3M LIBOR + 1.750%)
	750,000	4.052		06/30/23	751,733

					2,003,930

Wireless Telecommunications(c) – 0.1%
	Sprint Communications, Inc.(1M LIBOR + 2.500%)
	743,120	4.438		02/02/24	744,978

Wirelines Telecommunications(c) – 0.1%
	Level 3 Financing, Inc.(1M LIBOR + 2.250%)
	500,000	4.148		02/22/24	502,085

	TOTAL BANK LOANS
	(Cost $85,448,173)				$84,462,860

Structured Notes(a) (k) – 0.2%
	Arab Republic of Egypt (Issuer ICBC Standard Bank PLC)
EGP	12,010,000	0.000%		06/14/18	$666,437
	8,000,000	0.000		07/12/18	438,199

	TOTAL STRUCTURED NOTES
	(Cost $1,085,278)				$1,104,636

Shares	Description	Value
Common Stocks – 0.2%
Construction & Engineering(f) – 0.0%
1,453,750	Boart Longyear Ltd.	$12,039

Diversified Consumer Services(f)(l) – 0.0%
4,333	The Gymboree Corp.	77,270

Electric Utilities(h) – 0.1%
26,384	Te Holdcorp LLC/Te Holdcorp	184,685

Oil, Gas & Consumable Fuels – 0.0%
602	Linn Energy, Inc.	23,599

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Shares	Description	Value
Common Stocks – (continued)
Software(f) – 0.1%
28,134	Avaya Holdings Corp.	$643,987

TOTAL COMMON STOCKS
(Cost $922,135)		$941,580

Shares	Rate	Value
Preferred Stock(h) – 0.0%
Post Secondary Education – 0.0%
Te Holdcorp LLC/Te Holdcorp
69,439	0.000%	$69,439
(Cost $375,657)

Units	Description	Expiration Date	Value
Warrants(h) – 0.0%
Life Sciences Tools & Services – 0.0%
Lion Holdings, Inc. Series A
282	0.000%	04/29/24	$—
Lion Holdings, Inc. Series B
430	0.000	04/29/24	—

TOTAL WARRANTS
(Cost $—)			$—

Shares	Description	Value
Exchange Traded Fund – 1.2%
77,626	iShares iBoxx $ High Yield Corporate Bond ETF (Cost $6,766,606)	$6,652,548

Shares	Distribution Rate	Value
Investment Company(l) – 5.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
27,478,354	1.623%	$27,478,354
(Cost $27,478,354)

TOTAL INVESTMENTS – 94.0%
(Cost $516,629,713)		$506,237,965

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.0%		32,507,758

NET ASSETS – 100.0%		$538,745,723

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $147,579,573, which represents approximately 27.4% of the Fund’s net assets as of April 30, 2018. The liquidity determination is unaudited.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on April 30, 2018.
(d)	Actual maturity date is 06/28/2117.
(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on April 30, 2018.
(f)	Security is currently in default and/or non-income producing.
(g)	Actual maturity date is 10/12/2110.
(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(i)	Pay-in-kind securities.
(j)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on April 30, 2018. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(k)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(l)	Represents an affiliated issuer.

Currency Abbreviations:
ARS	—Argentine Peso
AUD	—Australian Dollar
BRL	—Brazilian Real
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
CZK	—Czech Koruna
EGP	—Egyptian Pound
EUR	—Euro
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
OMR	—Omani Riyal
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
THB	—Thai Baht
TRY	—Turkish Lira

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

TWD	—Taiwan Dollar
USD	—U.S. Dollar
UYU	—Uruguayan Peso
ZAR	—South African Rand

Investment Abbreviations:
BID	—Brazilian Interbank Deposit
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
JIBAR	—Johannesburg Interbank Agreed Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MIBOR	—Mumbai Interbank Offered Rate
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA (London)	COP	1,755,609,390	USD	614,747	$624,429	06/27/18	$9,681
	EUR	1,074,869	PLN	4,487,324	1,303,860	06/27/18	24,159
	MXN	12,543,934	USD	653,000	664,642	06/27/18	11,642
	OMR	8,887	USD	23,000	23,021	11/14/18	21
	PHP	9,094,118	USD	171,918	175,461	06/27/18	3,543
	THB	19,442,192	USD	616,000	617,039	06/27/18	1,039
	TRY	8,589,318	USD	2,072,000	2,077,095	06/27/18	5,095
	USD	52,000	ARS	1,096,420	50,958	06/27/18	1,042
	USD	3,301,441	BRL	11,191,727	3,183,834	06/04/18	117,607
	USD	2,958,274	CLP	1,793,081,533	2,922,878	06/27/18	35,396
	USD	147,000	COP	410,605,290	146,043	06/27/18	958
	USD	53,000	CZK	1,088,277	51,513	06/27/18	1,487
	USD	94,290	EUR	76,000	92,191	06/27/18	2,099
	USD	113,727	HUF	28,580,063	110,425	06/27/18	3,302
	USD	2,218,309	IDR	30,828,772,450	2,200,201	06/27/18	18,108
	USD	1,592,000	ILS	5,608,762	1,563,823	06/27/18	28,177
	USD	456,204	INR	30,000,000	448,116	06/27/18	8,089
	USD	1,835,746	JPY	192,277,368	1,765,954	06/27/18	69,792
	USD	6,289,856	MXN	117,934,498	6,248,773	06/27/18	41,084
	USD	2,049,957	PEN	6,616,541	2,030,395	06/27/18	19,562
	USD	288,000	PLN	995,905	284,013	06/27/18	3,987
	USD	66,075	RON	249,323	64,599	06/27/18	1,476
	USD	640,063	RUB	38,068,390	600,352	06/27/18	39,712
	USD	585,680	THB	18,177,789	576,910	06/27/18	8,769
	USD	3,283,971	TRY	13,407,925	3,242,343	06/27/18	41,627
	USD	1,979,725	TWD	57,180,400	1,939,443	06/27/18	40,282
	USD	4,479,054	ZAR	53,844,241	4,286,811	06/27/18	192,244
TOTAL							$729,980

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (London)	ARS	14,556,570	USD	682,554	$676,546	06/27/18	$(6,008)
	BRL	14,610,816	USD	4,423,092	4,156,498	06/04/18	(266,593)
	CLP	1,071,063,624	USD	1,775,484	1,745,927	06/27/18	(29,558)
	COP	1,995,308,591	USD	719,700	709,684	06/27/18	(10,016)
	CZK	57,596,188	USD	2,804,918	2,726,274	06/27/18	(78,642)
	EUR	112,000	USD	138,810	135,861	06/27/18	(2,949)
	HUF	669,362,395	USD	2,648,264	2,586,207	06/27/18	(62,054)
	IDR	61,486,200,482	USD	4,440,650	4,388,172	06/27/18	(52,478)
	ILS	5,600,929	USD	1,597,000	1,561,639	06/27/18	(35,361)
	JPY	197,203,568	USD	1,847,000	1,811,199	06/27/18	(35,801)
	MXN	15,327,830	USD	817,000	812,147	06/27/18	(4,853)
	MYR	2,513,024	USD	640,000	635,620	06/27/18	(4,380)
	PEN	5,295,327	USD	1,630,293	1,624,959	06/27/18	(5,334)
	PLN	4,487,324	EUR	1,058,453	1,279,700	06/27/18	(4,248)
	PLN	14,014,661	USD	4,105,767	3,996,719	06/27/18	(109,048)
	RON	3,538,900	USD	934,546	916,920	06/27/18	(17,625)
	RUB	82,218,303	USD	1,414,641	1,296,610	06/27/18	(118,030)
	THB	128,913,647	USD	4,142,797	4,091,344	06/27/18	(51,453)
	TRY	9,652,518	USD	2,349,000	2,334,199	06/27/18	(14,801)
	TWD	1,184,502	USD	41,000	40,176	06/27/18	(824)
	USD	1,742,000	CNH	11,042,939	1,743,136	06/27/18	(1,136)
	USD	61,000	CNH	394,231	61,639	02/28/19	(639)
	USD	2,586,000	IDR	36,356,081,514	2,594,676	06/27/18	(8,676)
	USD	1,119,000	OMR	436,948	1,131,849	11/14/18	(12,849)
	USD	2,479,034	TRY	10,302,982	2,491,497	06/27/18	(12,463)
	USD	108,000	UYU	3,124,440	108,800	06/27/18	(800)
	ZAR	19,200,283	USD	1,596,605	1,528,632	06/27/18	(67,973)
TOTAL							$(1,014,592)

SWAP CONTRACTS — At April 30, 2018, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by the Fund	Counterparty	Termination Date	Notional Amount (000s)		Value	Unrealized Appreciation/ (Depreciation)*
6 Month MIBOR	6.163%	BNP Paribas SA	07/17/22	INR	36,000	$(12,395)	$(12,395)
6 Month MIBOR	6.700	HSBC Bank PLC	02/24/22	INR	87,930	425	425
TOTAL							$(11,970)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their value.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
1 Month BID Avg	7.920%	01/04/21	BRL	12,957	$5,979	$—	$5,979
1 Month BID Avg	9.320	01/04/21	BRL	3,956	41,104	—	41,104
1 Month BID Avg	9.345	01/04/21	BRL	3,687	38,886	—	38,886
3 Month JIBAR	7.120	04/20/23	ZAR	24,693	9,765	12	9,753
TOTAL						$12	$95,722

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Termination Date	Payments Received by the Fund	Payments Made by the Fund	Unrealized Gain (Loss)*
BNP Paribas SA	CNY 12,500,000	CNY 1,990,161	04/17/23	3 Month KWCDC	3.682%	$(3,497)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their value.

Abbreviations:
1 Month BID Avg-1 month Brazilian Interbank Deposit Average

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – 92.1%
Australia – 4.9%
36,453	APA Group (Gas Utilities)	$228,203
102,114	Dexus (Equity Real Estate Investment Trusts (REITs))	726,188
441,135	Goodman Group (Equity Real Estate Investment Trusts (REITs))	3,001,277
235,342	Macquarie Atlas Roads Group (Transportation Infrastructure)	1,137,918
648,300	Mirvac Group (Equity Real Estate Investment Trusts (REITs))	1,087,964
197,661	Scentre Group (Equity Real Estate Investment Trusts (REITs))	597,433
587,076	Spark Infrastructure Group (Electric Utilities)	1,035,137
342,742	Stockland (Equity Real Estate Investment Trusts (REITs))	1,065,382
169,317	Sydney Airport (Transportation Infrastructure)	906,537
340,317	The GPT Group (Equity Real Estate Investment Trusts (REITs))	1,234,027
104,557	Transurban Group (Transportation Infrastructure)	911,078
327,487	Vicinity Centres (Equity Real Estate Investment Trusts (REITs))	599,620

		12,530,764

Brazil – 0.2%
7,163	Cia de Saneamento Basico do Estado de Sao Paulo ADR (Water Utilities)	71,487
61,600	Transmissora Alianca de Energia Eletrica SA (Electric Utilities)	374,362

		445,849

Canada – 5.7%
6,222	Boardwalk Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	223,448
19,526	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts (REITs))	563,295
44,491	Chartwell Retirement Residences (Health Care Providers & Services)	513,191
154,238	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	4,671,767
50,068	First Capital Realty, Inc. (Real Estate Management & Development)	782,635
29,750	Fortis, Inc. (Electric Utilities)	998,657
46,326	Keyera Corp. (Oil, Gas & Consumable Fuels)	1,247,315
42,853	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	1,364,741
63,100	RioCan Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	1,147,541
74,491	TransCanada Corp. (Oil, Gas & Consumable Fuels)	3,158,449

		14,671,039

Common Stocks – (continued)
China – 0.2%
360,000	Beijing Capital International Airport Co. Ltd. Class H (Transportation Infrastructure)	490,310

France – 6.5%
2,818	Aeroports de Paris (Transportation Infrastructure)	620,307
11,216	Carmila SA (Real Estate Management & Development)	339,965
83,561	Eutelsat Communications SA (Media)	1,809,680
22,941	Fonciere Des Regions (Equity Real Estate Investment Trusts (REITs))	2,565,689
163,934	Getlink (Transportation Infrastructure)	2,314,230
18,371	Klepierre SA (Equity Real Estate Investment Trusts (REITs))	751,902
14,344	Unibail-Rodamco SE (Equity Real Estate Investment Trusts (REITs))	3,443,561
48,685	Vinci SA (Construction & Engineering)	4,867,704

		16,713,038

Germany – 2.4%
28,687	alstria office REIT AG (Equity Real Estate Investment Trusts (REITs))	431,573
1,795	Fraport AG Frankfurt Airport Services Worldwide (Transportation Infrastructure)	173,712
26,564	LEG Immobilien AG (Real Estate Management & Development)	3,062,912
15,783	TLG Immobilien AG (Real Estate Management & Development)	454,057
12,580	VIB Vermoegen AG (Real Estate Management & Development)	323,581
35,783	Vonovia SE (Real Estate Management & Development)	1,792,901

		6,238,736

Hong Kong – 5.6%
90,600	Beijing Enterprises Holdings Ltd. (Gas Utilities)	452,537
276,000	China Merchants Port Holdings Co. Ltd. (Transportation Infrastructure)	616,685
367,846	CK Asset Holdings Ltd. (Real Estate Management & Development)	3,175,601
164,316	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	1,041,854
812,450	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	1,697,570
136,542	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	986,821
309,730	Link REIT (Equity Real Estate Investment Trusts (REITs))	2,737,432
199,601	New World Development Co. Ltd. (Real Estate Management & Development)	292,719
139,043	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	2,239,208

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – (continued)
148,288	Swire Properties Ltd. (Real Estate Management & Development)	$526,346
105,127	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	788,216

		14,554,989

Ireland – 0.5%
270,456	Green REIT PLC (Equity Real Estate Investment Trusts (REITs))	495,783
309,577	Hibernia REIT PLC (Equity Real Estate Investment Trusts (REITs))	554,786
201,125	Irish Residential Properties REIT PLC (Equity Real Estate Investment Trusts (REITs))	330,208

		1,380,777

Italy – 1.5%
32,613	Atlantia SpA (Transportation Infrastructure)	1,079,485
333,721	Snam SpA (Oil, Gas & Consumable Fuels)	1,602,219
206,399	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	1,238,791

		3,920,495

Japan – 7.3%
129	Activia Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	571,639
14,779	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	540,339
5,400	East Japan Railway Co. (Road & Rail)	518,767
14,000	Electric Power Development Co. Ltd. (Independent Power and Renewable Electricity Producers)	380,737
435	GLP J-REIT (Equity Real Estate Investment Trusts (REITs))	467,610
58,452	Hulic Co. Ltd. (Real Estate Management & Development)	628,969
1,688	Invincible Investment Corp. (Equity Real Estate Investment Trusts (REITs))	753,510
17,800	Japan Airport Terminal Co. Ltd. (Transportation Infrastructure)	729,031
501	Japan Hotel REIT Investment Corp. (Equity Real Estate Investment Trusts (REITs))	379,063
119	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts (REITs))	616,522
183	Kenedix Office Investment Corp. (Equity Real Estate Investment Trusts (REITs))	1,122,583
324	Kenedix Retail REIT Corp. (Equity Real Estate Investment Trusts (REITs))	685,797
1,259	LaSalle Logiport REIT (Equity Real Estate Investment Trusts (REITs))	1,292,786
36,204	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	661,539

Common Stocks – (continued)
Japan – (continued)
192,843	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	4,939,757
68	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts (REITs))	382,098
751	Orix JREIT, Inc. (Equity Real Estate Investment Trusts (REITs))	1,144,762
50,816	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	2,018,575
35,660	Tokyo Gas Co. Ltd. (Gas Utilities)	956,947

		18,791,031

Luxembourg – 0.6%
9,971	Ado Properties SA(a) (Real Estate Management & Development)	548,107
19,100	Corp. America Airports SA* (Transportation Infrastructure)	235,694
44,821	SES SA (Media)	691,537

		1,475,338

Mexico – 0.7%
246,400	CFE Capital S de RL de CV* (Banks)	248,876
263,400	GMexico Transportes SAB de CV(a) (Road & Rail)	420,408
197,310	Infraestructura Energetica Nova SAB de CV (Gas Utilities)	868,596
110,426	OHL Mexico SAB de CV (Transportation Infrastructure)	165,149

		1,703,029

Netherlands – 0.2%
5,814	Eurocommercial Properties NV (Equity Real Estate Investment Trusts (REITs))	243,672
7,773	Koninklijke Vopak NV (Oil, Gas & Consumable Fuels)	383,327

		626,999

New Zealand – 0.0%
14,906	Auckland International Airport Ltd. (Transportation Infrastructure)	66,700

Singapore – 1.7%
369,386	Cache Logistics Trust (Equity Real Estate Investment Trusts (REITs))	232,419
503,514	CapitaLand Ltd. (Real Estate Management & Development)	1,419,832
55,737	ENN Energy Holdings Ltd. (Gas Utilities)	521,226
829,100	Frasers Logistics & Industrial Trust (Equity Real Estate Investment Trusts (REITs))	654,783
708,275	Keppel REIT (Equity Real Estate Investment Trusts (REITs))	661,232
608,069	Suntec Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	893,805

		4,383,297

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value
Common Stocks – (continued)
Spain – 2.5%
3,874	Aena SME SA(a) (Transportation Infrastructure)	$798,542
48,870	Cellnex Telecom SA(a) (Diversified Telecommunication Services)	1,310,656
170,385	Ferrovial SA (Construction & Engineering)	3,639,278
47,100	Merlin Properties Socimi SA (Equity Real Estate Investment Trusts (REITs))	726,744

		6,475,220

Sweden – 0.9%
15,469	Atrium Ljungberg AB (Real Estate Management & Development)	244,645
20,940	Cibus Nordic Real Estate AB* (Real Estate Management & Development)	244,776
37,774	Fabege AB (Real Estate Management & Development)	434,927
64,683	Hufvudstaden AB Class A (Real Estate Management & Development)	949,279
42,700	Kungsleden AB (Real Estate Management & Development)	302,816
10,279	Pandox AB (Hotels, Restaurants & Leisure)	173,003

		2,349,446

Switzerland – 0.2%
4,742	PSP Swiss Property AG (Real Estate Management & Development)	443,078

United Arab Emirates – 0.1%
9,829	DP World Ltd. (Transportation Infrastructure)	218,695

United Kingdom – 6.7%
42,951	Big Yellow Group PLC (Equity Real Estate Investment Trusts (REITs))	543,437
4,850	Derwent London PLC (Equity Real Estate Investment Trusts (REITs))	212,719
235,403	Empiric Student Property PLC (Equity Real Estate Investment Trusts (REITs))	276,764
61,575	Hammerson PLC (Equity Real Estate Investment Trusts (REITs))	464,176
185,706	Land Securities Group PLC (Equity Real Estate Investment Trusts (REITs))	2,520,993
357,587	National Grid PLC (Multi-Utilities)	4,137,260
72,221	NewRiver REIT PLC (Equity Real Estate Investment Trusts (REITs))	288,337
139,163	Pennon Group PLC (Water Utilities)	1,322,218
71,623	Segro PLC (Equity Real Estate Investment Trusts (REITs))	635,564
78,570	Severn Trent PLC (Water Utilities)	2,092,143
43,146	Shaftesbury PLC (Equity Real Estate Investment Trusts (REITs))	600,322
47,876	The British Land Co. PLC (Equity Real Estate Investment Trusts (REITs))	442,130
249,544	Tritax Big Box REIT PLC (Equity Real Estate Investment Trusts (REITs))	514,257

Common Stocks – (continued)
United Kingdom – (continued)
91,400	UNITE Group PLC (Equity Real Estate Investment Trusts (REITs))	1,049,314
196,871	United Utilities Group PLC (Water Utilities)	2,007,565
150,700	Warehouse REIT PLC (Equity Real Estate Investment Trusts (REITs))	207,469

		17,314,668

United States – 43.7%
5,956	Alexandria Real Estate Equities, Inc. (Equity Real Estate Investment Trusts (REITs))	741,939
21,400	American Assets Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	718,398
31,952	American Campus Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	1,249,643
5,652	American Electric Power Co., Inc. (Electric Utilities)	395,527
42,195	American Homes 4 Rent Class A (Equity Real Estate Investment Trusts (REITs))	852,339
28,182	American Tower Corp. (Equity Real Estate Investment Trusts (REITs))	3,842,897
26,462	American Water Works Co., Inc. (Water Utilities)	2,291,080
27,344	Americold Realty Trust (Equity Real Estate Investment Trusts (REITs))	563,560
21,500	Apartment Investment & Management Co. Class A (Equity Real Estate Investment Trusts (REITs))	872,900
37,626	AvalonBay Communities, Inc. (Equity Real Estate Investment Trusts (REITs))	6,133,038
34,471	Brandywine Realty Trust (Equity Real Estate Investment Trusts (REITs))	555,328
72,800	Brixmor Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	1,083,992
16,103	Camden Property Trust (Equity Real Estate Investment Trusts (REITs))	1,375,196
35,423	Cheniere Energy, Inc.* (Oil, Gas & Consumable Fuels)	2,060,202
30,787	Columbia Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	657,610
25,460	Community Healthcare Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	649,230
25,470	Consolidated Edison, Inc. (Multi-Utilities)	2,040,911
4,552	CoreSite Realty Corp. (Equity Real Estate Investment Trusts (REITs))	473,863
48,615	Crown Castle International Corp. (Equity Real Estate Investment Trusts (REITs))	4,903,795
64,000	CubeSmart (Equity Real Estate Investment Trusts (REITs))	1,884,160

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Schedule of Investments (continued)

April 30, 2018 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
114,635	DiamondRock Hospitality Co. (Equity Real Estate Investment Trusts (REITs))	$1,266,717
24,931	Digital Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	2,634,957
51,620	Duke Realty Corp. (Equity Real Estate Investment Trusts (REITs))	1,398,902
30,325	Edison International (Electric Utilities)	1,986,894
24,536	Education Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	807,480
43,097	Empire State Realty Trust, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	750,750
19,514	Enbridge Energy Management LLC* (Oil, Gas & Consumable Fuels)	190,847
19,266	Equity LifeStyle Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	1,717,757
27,613	Equity Residential (Equity Real Estate Investment Trusts (REITs))	1,703,998
12,880	Extra Space Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	1,153,919
15,957	Federal Realty Investment Trust (Equity Real Estate Investment Trusts (REITs))	1,848,618
32,055	First Industrial Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	997,231
66,239	Forest City Realty Trust, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	1,328,754
49,744	Four Corners Property Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	1,127,199
7,248	Genesee & Wyoming, Inc. Class A* (Road & Rail)	516,058
91,800	GGP, Inc. (Equity Real Estate Investment Trusts (REITs))	1,835,082
7,125	Great Plains Energy, Inc. (Electric Utilities)	233,201
75,264	Healthcare Trust of America, Inc. Class A (Equity Real Estate Investment Trusts (REITs))	1,880,847
13,785	Highwoods Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	606,816
6,703	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	528,465
126,048	Hudson Pacific Properties, Inc. (Equity Real Estate Investment Trusts (REITs))	4,143,198
131,235	Invitation Homes, Inc. (Equity Real Estate Investment Trusts (REITs))	3,036,778
25,215	JBG SMITH Properties (Equity Real Estate Investment Trusts (REITs))	929,677
12,340	Kilroy Realty Corp. (Equity Real Estate Investment Trusts (REITs))	884,408
184,757	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	2,922,856
9,550	Life Storage, Inc. (Equity Real Estate Investment Trusts (REITs))	844,602
53,449	MedEquities Realty Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	544,645

Common Stocks – (continued)
United States – (continued)
14,168	Medical Properties Trust, Inc. (Equity Real Estate Investment Trusts (REITs))	181,067
28,358	MGM Growth Properties LLC Class A (Equity Real Estate Investment Trusts (REITs))	793,173
2,503	NextEra Energy, Inc. (Electric Utilities)	410,267
71,149	NiSource, Inc. (Multi-Utilities)	1,735,324
22,063	NRG Yield, Inc. Class C (Independent Power and Renewable Electricity Producers)	392,721
37,291	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	2,245,664
145,000	Paramount Group, Inc. (Equity Real Estate Investment Trusts (REITs))	2,080,750
19,852	Park Hotels & Resorts, Inc. (Equity Real Estate Investment Trusts (REITs))	571,341
21,820	Pattern Energy Group, Inc. (Independent Power and Renewable Electricity Producers)	396,688
70,300	Pennsylvania Real Estate Investment Trust (Equity Real Estate Investment Trusts (REITs))	680,504
45,605	PG&E Corp. (Electric Utilities)	2,102,390
87,690	Prologis, Inc. (Equity Real Estate Investment Trusts (REITs))	5,691,958
1,231	Public Storage (Equity Real Estate Investment Trusts (REITs))	248,391
5,291	Realty Income Corp. (Equity Real Estate Investment Trusts (REITs))	267,248
7,295	Regency Centers Corp. (Equity Real Estate Investment Trusts (REITs))	429,311
37,521	Rexford Industrial Realty, Inc. (Equity Real Estate Investment Trusts (REITs))	1,146,267
41,979	Sabra Health Care REIT, Inc. (Equity Real Estate Investment Trusts (REITs))	768,635
10,108	SBA Communications Corp.* (Equity Real Estate Investment Trusts (REITs))	1,619,605
8,490	SCANA Corp. (Multi-Utilities)	312,177
24,683	Sempra Energy (Multi-Utilities)	2,759,559
25,720	Simon Property Group, Inc. (Equity Real Estate Investment Trusts (REITs))	4,021,065
44,889	STAG Industrial, Inc. (Equity Real Estate Investment Trusts (REITs))	1,102,923
63,647	Sunstone Hotel Investors, Inc. (Equity Real Estate Investment Trusts (REITs))	992,893
31,949	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	1,500,645
22,422	The Macerich Co. (Equity Real Estate Investment Trusts (REITs))	1,291,956
126,080	The Williams Cos., Inc. (Oil, Gas & Consumable Fuels)	3,244,038
4,072	Union Pacific Corp. (Road & Rail)	544,141
71,945	Welltower, Inc. (Equity Real Estate Investment Trusts (REITs))	3,844,741

		112,541,706

TOTAL COMMON STOCKS
(Cost $224,799,703)		$237,335,204

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value
Investment Company(b) – 1.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,345,400	1.623%	$4,345,400
(Cost $4,345,400)

TOTAL INVESTMENTS – 93.8%
(Cost $229,145,103)		$241,680,604

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.2%		15,965,611

NET ASSETS – 100.0%		$257,646,215

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $ 3,077,713, which represents approximately 1.2% of the Fund’s net assets as of April 30, 2018. The liquidity determination is unaudited.
(b)	Represents an affiliated issuer.

Currency Abbreviations:
BRL	—Brazilian Real
JPY	—Japanese Yen

Investment Abbreviations:
ADR	—American Depositary Receipt
LLC	—Limited Liability Company
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
State Street Bank and Trust	BRL	31,970	USD	9,149	$9,123	05/03/18	$(26)
	JPY	2,242,216	USD	20,552	20,520	05/07/18	(32)
TOTAL							$(58)

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2018, the Multi-Manager Global Equity Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of May 1, 2018, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Multi-Manager Global Equity Fund	$300,000	$300,015	$306,000

REPURCHASE AGREEMENTS — At April 30, 2018, the principal amounts of the Multi-Manager Global Equity Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Multi-Manager Global Equity
Merrill Lynch & Co., Inc.	1.740%	$300,000

At April 30, 2018, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Mortgage Corp.	2.500 to 3.000%	11/01/32 to 05/01/46

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Assets and Liabilities

April 30, 2018 (Unaudited)

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Assets:
Investments, at value (cost $416,750,683, $488,944,475 and $224,799,703, respectively)	$484,075,153	$478,682,341	$237,335,204
Investments of affiliated issuers, at value (cost $14,841,119, $27,685,238 and $4,345,400, respectively)	14,841,119	27,555,624	4,345,400
Foreign currencies, at value (cost $822,879, $3,631,262 and 282,155, respectively)	812,183	3,580,397	280,494
Cash	7,305,910	10,566,869	2,554,070
Variation margin on swaps	—	41,731	—
Unrealized gain on swap contracts	—	425	—
Unrealized gain on forward foreign currency exchange contracts	2,352,640	729,980	—
Receivables:
Fund shares sold	13,500,000	15,905,000	13,875,000
Dividends and interest	1,005,810	6,879,329	413,148
Investments sold	877,554	1,279,618	1,667,776
Foreign tax reclaims	277,163	45,472	51,228
Investments sold on an extended settlement basis	246,131	3,159,947	—
Collateral on certain derivative contracts(a)	83,800	454,403	—
Reimbursement from investment adviser	3,009	—	—
Other assets	48,625	41,490	30,270
Total assets	525,429,097	548,922,626	260,552,590

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	45,076	1,014,592	58
Unrealized loss on swap contracts	—	15,892	—
Variation margin on futures	14,119	—	—
Payables:
Fund shares redeemed	2,200,000	—	—
Investments purchased	723,315	817,111	2,457,466
Management fees	202,885	230,319	129,070
Investments purchased on an extended settlement basis	169,988	7,856,657	143,743
Transfer agency fees	8,369	8,604	3,966
Due to broker — upfront payment	—	10,797	—
Accrued expenses and other liabilities	544,747	222,931	172,072
Total liabilities	3,908,499	10,176,903	2,906,375

Net Assets:
Paid-in capital	440,671,715	550,629,504	248,861,101
Distributions in excess of net investment income	(1,220,106)	(1,381,874)	(216,415)
Accumulated net realized gain (loss)	12,533,525	193,322	(3,528,963)
Net unrealized gain (loss)	69,535,464	(10,695,229)	12,530,492
NET ASSETS	$521,520,598	$538,745,723	$257,646,215
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	46,061,130	57,596,230	27,499,866
Net asset value, offering and redemption price per share:	$11.32	$9.35	$9.37

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Forwards	Futures	Swaps
Multi-Manager Global Equity Fund	$—	$83,800	$—
Multi-Manager Non-Core Fixed Income Fund	240,120	—	214,283

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2018 (Unaudited)

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $340,654, $0 and $198,135, respectively)	$4,672,088	$98,351	$3,644,180
Dividends — affiliated issuers	31,597	55,027	7,986
Interest	39,089	13,537,828	31,825
Total investment income	4,742,774	13,691,206	3,683,991

Expenses:
Management fees	2,572,962	1,951,176	1,124,470
Custody, accounting and administrative services	725,752	252,873	190,867
Professional fees	100,097	97,346	120,306
Transfer Agency fees	49,960	45,910	22,489
Printing and mailing costs	22,161	16,474	14,422
Trustee fees	15,921	16,068	12,318
Prime broker fees	—	2,186	—
Other	56,936	31,770	14,133
Total expenses	3,543,789	2,413,803	1,499,005
Less — expense reductions	(1,423,610)	(810,236)	(487,754)
Net expenses	2,120,179	1,603,567	1,011,251
NET INVESTMENT INCOME	2,622,595	12,087,639	2,672,740

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	17,302,988	269,547	716,989
Futures contracts	152,977	182,607	—
Swap contracts	—	46,137	—
Forward foreign currency exchange contracts	(1,405,686)	(48,969)	5,370
Foreign currency transactions	(59,722)	61,541	(29,939)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(3,641,297)	(12,871,067)	(4,783,902)
Investments — affiliated issuers	—	(18,311)	—
Futures contracts	(74,762)	(20,614)	—
Swap contracts	—	55,383	—
Forward foreign currency exchange contracts	(194,859)	(441,501)	(387)
Foreign currency translation	(18,320)	(4,056)	(263)
Net realized and unrealized gain (loss)	12,061,319	(12,789,303)	(4,092,132)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,683,914	$(701,664)	$(1,419,392)

86	The accompanying notes are an integral part of these financial statements.

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GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets

	Multi-Manager Global Equity Fund
	For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$2,622,595	$4,835,781
Net realized gain	15,990,557	29,542,042
Net change in unrealized gain (loss)	(3,929,238)	60,298,475
Net increase (decrease) in net assets resulting from operations	14,683,914	94,676,298

Distributions to shareholders:
From net investment income
Class R6 Shares(a)	(6,769,105)	(9,419,142)
From net realized gains
Class R6 Shares(a)	(9,365,803)	—
From return of capital
Class R6 Shares(a)	—	—
Total distributions to shareholders	(16,134,908)	(9,419,142)

From share transactions:
Proceeds from sales of shares	50,040,005	124,275,010
Reinvestment of distributions	16,134,908	9,419,142
Cost of shares redeemed	(33,700,005)	(333,507,466)
Net increase (decrease) in net assets resulting from share transactions	32,474,908	(199,813,314)
TOTAL INCREASE (DECREASE)	31,023,914	(114,556,158)

Net assets:
Beginning of period	490,496,684	605,052,842
End of period	$521,520,598	$490,496,684
Undistributed (distributions in excess of) net investment income	$(1,220,106)	$2,926,404

(a)	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Multi-Manager Non-Core Fixed Income Fund		Multi-Manager Real Assets Strategy Fund
For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017	For the Six Months Ended April 30, 2018 (Unaudited)	For the Fiscal Year Ended October 31, 2017

$12,087,639	$17,045,986	$2,672,740	$4,667,070
510,863	2,454,821	692,420	5,945,104
(13,300,166)	(1,778,127)	(4,784,552)	6,298,956
(701,664)	17,722,680	(1,419,392)	16,911,130

(12,406,602)	(15,978,609)	(1,222,243)	(7,119,599)

—	—	(4,260,770)	—

—	(1,059,637)	—	—
(12,406,602)	(17,038,246)	(5,483,013)	(7,119,599)

144,515,010	156,040,015	46,625,000	41,100,000
12,406,509	16,839,680	5,483,013	7,119,599
(6,750,010)	(75,927,513)	—	(153,945,693)
150,171,509	96,952,182	52,108,013	(105,726,094)
137,063,243	97,636,616	45,205,608	(95,934,563)

401,682,480	304,045,864	212,440,607	308,375,170
$538,745,723	$401,682,480	$257,646,215	$212,440,607
$(1,381,874)	$(1,062,911)	$(216,415)	$(1,666,912)

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - Class R6(e)	$11.36	$0.06	$0.27	$0.33	$(0.15)	$(0.22)	$(0.37)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - Class R6(e)	9.49	0.11	1.91	2.02	(0.15)	—	(0.15)
2016 - Class R6(e)	9.46	0.11	(0.04)	0.07	(0.04)	—	(0.04)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Class R6(e) (Commenced June 24, 2015)	10.00	0.02	(0.56)	(0.54)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$11.32	2.94%	$521,521	0.85	%(d)	1.42	%(d)	1.05	%(d)	27%

11.36	21.63	490,497	0.85		1.47		1.03		88
9.49	0.74	605,053	0.85		1.31		1.19		47

9.46	(5.40)	439,155	0.85	(d)	1.34	(d)	0.74	(d)	10

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From Investment Operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - Class R6(e)	$9.60	$0.25	$(0.24)	$0.01	$(0.26)	$—	$(0.26)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - Class R6(e)	9.60	0.50	—	0.50	(0.47)	(0.03)	(0.50)
2016 - Class R6(e)	9.37	0.46	0.23	0.69	(0.43)	(0.03)	(0.46)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Class R6(e) (Commenced March 31, 2015)	10.00	0.25	(0.63)	(0.38)	(0.24)	(0.01)	(0.25)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.35	0.04%	$538,746	0.70	%(d)	1.05	%(d)	5.27	%(d)	26%

9.60	5.38	401,682	0.70		1.12		5.26		152
9.60	7.54	304,046	0.70		1.20		4.91		96

9.37	(3.84)	270,687	0.70	(d)	1.19	(d)	4.45	(d)	82

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2018 - Class R6(e)	$9.66	$0.11	$(0.16)	$(0.05)	$(0.05)	$(0.19)	$(0.24)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2017 - Class R6(e)	9.17	0.20	0.58	0.78	(0.29)	—	(0.29)
2016 - Class R6(e)	9.57	0.18	(0.38)	(0.20)	(0.20)	—	(0.20)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Class R6(e) (Commenced June 30, 2015)	10.00	0.02	(0.45)	(0.43)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.
(e)	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.37	(0.50)%	$257,646	0.90	%(d)	1.33	%(d)	2.38	%(d)	28%

9.66	8.65	212,441	0.90		1.32		2.10		131
9.17	(2.14)	308,375	0.87		1.33		1.96		93

9.57	(4.30)	197,429	0.90	(d)	1.42	(d)	0.67	(d)	35

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements

April 30, 2018 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager Global Equity Fund	Class R6 (formerly Institutional)(a)	Diversified
Multi-Manager Non-Core Fixed Income Fund	Class R6 (formerly Institutional)(a)	Diversified
Multi-Manager Real Assets Strategy Fund	Class R6 (formerly Institutional)(a)	Diversified

(a)	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreement”) with the Trust. As of April 30, 2018, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager Global Equity Fund with Boston Partners Global Investors, Inc., Causeway Capital Management LLC, Fisher Asset Management, LLC, GW&K Investment Management, LLC, Legal & General Investment Management America, Inc., Principal Global Investors, LLC, Russell Investments Implementation Services, LLC, Scharf Investments, LLC, Vulcan Value Partners, LLC, WCM Investment Management and Wellington Management Company LLP; for the Multi-Manager Non-Core Fixed Income Fund with Ares Capital Management II LLC, BlueBay Asset Management LLP, Brigade Capital Management, LP, Lazard Asset Management LLC and Symphony Asset Management LLC; and for the Multi-Manager Real Assets Strategy Fund with PGIM Real Estate, a business unit of PGIM, Inc., Presima Inc., RARE Infrastructure (North America) Pty Limited and RREEF America L.L.C. (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront

96

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Multi-Manager Global Equity	Annually	Annually
Multi-Manager Non-Core Fixed Income	Daily/Monthly	Annually
Multi-Manager Real Assets Strategy	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

97

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The investment manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

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Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

iii.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transactions.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

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B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2018:

MULTI-MANAGER GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$1,001,867	$2,911,533	$—
Asia	17,949,292	88,950,195	—
Australia and Oceania	116,685	5,939,771	—
Europe	13,629,729	102,936,031	—
North America	231,654,471	1,021,024	—
South America	7,565,329	1,004,291	—
Rights	—	1,871
Exchange Traded Funds	9,093,064	—	—
Investment Company	14,841,119	—	—
Short-term Investments	—	300,000	—
Total	$295,851,556	$203,064,716	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$2,352,640	$—
Futures Contracts	48	—	—
Total	$48	$2,352,640	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(45,076)	$—
Futures Contracts	(35,394)	—	—
Total	$(35,394)	$(45,076)	$—

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Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER NON-CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Debt Obligations	$—	$125,017,721	$—
Corporate Obligations	—	260,510,827	—
Bank Loans	—	83,663,427	799,433
Structured Notes	—	1,104,636	—
Common Stock and/or Other Equity Investments(a)
North America	679,625	77,270	254,124
Exchange Traded Fund	6,652,548	—	—
Investment Company	27,478,354	—	—
Total	$34,810,527	$470,373,881	$1,053,557

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$729,980	$—
Interest Rate Swap Contracts	—	96,147	—
Total	$—	$826,127	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(1,014,592)	$—
Interest Rate Swap Contracts	—	(12,395)	—
Cross Currency Swap Contracts	—	(3,497)	—
Total	$—	$(1,030,484)	$—

MULTI-MANAGER REAL ASSETS STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$218,695	$38,219,627	$—
Australia and Oceania	—	12,597,464	—
Europe	5,576,485	51,125,616	—
North America	128,915,774	—	—
South America	681,543	—	—
Investment Company	4,345,400	—	—
Total	$139,737,897	$101,942,707	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER REAL ASSETS STRATEGY (continued)

Derivative Type	Level 1	Level 2	Level 3
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(58)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager Global Equity

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$2,352,640		Payable for unrealized loss on forward foreign currency exchange contracts	$(45,076)
Equity	Variation margin on futures contracts	48	(a)	Variation margin on futures contracts	(35,394)	(a)
Total		$2,352,688			$(80,470)

Multi-Manager Non-Core Fixed Income

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for variation margin on swap contracts	$96,147	(a)	Payable for variation margin on swap contracts	$(12,395)	(a)(b)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	729,980		Payable for unrealized loss on forward foreign currency exchange and swap contracts	(1,018,089)
Total		$826,127			$(1,030,484)

Multi-Manager Real Assets Strategy

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	—	$—		Payable for unrealized loss on forward foreign currency exchange contracts	$(58)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $15,892 for the Multi-Manager Non-Core Fixed Income Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

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Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(1,405,686)	$(194,859)	76
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	152,977	(74,762)	15
Total		$(1,252,709)	$(269,621)	91

Multi-Manager Non-Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$243,778	$38,266	28
Currency	Net realized gain (loss) from forward foreign currency exchange and swap contracts/Net change in unrealized gain (loss) on forward foreign currency exchange and swap contracts	(64,003)	(444,998)	138
Total		$179,775	$(406,732)	166

Multi-Manager Real Assets Strategy
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	$5,370	$(387)	2

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2018.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for

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4. INVESTMENTS IN DERIVATIVES (continued)

each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.   Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets. The Multi-Manager Global Equity, Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the six months ended April 30, 2018, GSAM waived $3,139, $5,471 and $772 of the Fund’s management fee for the Multi-Manager Global Equity, Multi-Manager Non-Core Fixed Income and Multi-Manager Real Assets Strategy Funds, respectively.

For the six months ended April 30, 2018, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate*
Multi-Manager Global Equity	1.03%	0.93%	0.89%	0.87%	0.84%	1.03%	0.49%
Multi-Manager Non-Core Fixed Income	0.85	0.85	0.77	0.73	0.71	0.85	0.50
Multi-Manager Real Assets Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.63^

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. These arrangements will remain in effect through at least February 28, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.02% of the average daily net assets of Class R6 Shares.

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Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit each Fund’s “Total Annual Operating Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Total Annual Operating Expenses limitations as an annual percentage rate of average daily net assets for the Multi-Manager Global Equity Fund, Multi-Manager Non-Core Fixed Income Fund and Multi-Manager Real Assets Strategy Fund are 0.85%, 0.70%, and 0.90% respectively. These Total Annual Operating Expenses limitations will remain in place through at least February 28, 2019, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Total Annual Operating Expenses” limitations described above.

For the six months ended April 30, 2018, these expense reductions, including any fee waivers and Total Annual Operating Expenses reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Annual Operating Expense Reductions
Multi-Manager Global Equity	$1,359,959	$63,651	$1,423,610
Multi-Manager Non-Core Fixed Income	807,737	2,499	810,236
Multi-Manager Real Assets Strategy	418,579	69,175	487,754

D.   Other Transactions with Affiliates — For the six months ended April 30, 2018 , Goldman Sachs earned $42 and $1,910, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager Global Equity Fund and Multi-Manager Real Assets Strategy Fund respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2018:

Fund	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of April 30, 2018	Shares as of April 30, 2018	Dividend Income from Affiliated Investment Companies
Multi-Manager Global Equity	$—	$31,452,815	$(16,611,696)	$14,841,119	14,841,119	$31,597
Multi-Manager Non-Core Fixed Income	—	61,364,573	(33,886,219)	27,478,354	27,478,354	55,027
Multi-Manager Real Assets Strategy	—	7,320,924	(2,975,524)	4,345,400	4,345,400	7,986

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

An investment by a Fund representing greater than 5% of the voting shares of an issuer makes that issuer an “affiliated person” (as defined by the Act) of such Fund. The following table provides information about the investment in the shares of issuer deemed to be affiliates of the Multi-Manager Non-Core Fixed Income Fund for the six months ended April 30, 2018:

Name of Affiliate Issuer	Beginning Value as of October 31, 2017	Net Change in Unrealized Gain (Loss)	Ending Value as of April 30, 2018	Shares as of April 30, 2018	Dividend Income
The Gymboree Corp. - Common Stocks	$95,581	$(18,311)	$77,270	4,333	$—

E.   Line of Credit Facility — As of April 30, 2018, the Funds participated in a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2018, the Funds did not have any borrowings under the facility. The facility was decreased to $770,000,000 effective May 1, 2018.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2018, were as follows:

Fund	Purchases Excluding Government Securities	Sales Excluding Government Securities
Multi-Manager Global Equity	$136,177,568	$131,611,746
Multi-Manager Non-Core Fixed Income	258,663,381	108,233,370
Multi-Manager Real Assets Strategy	102,247,903	60,069,842

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2017, certain of the Funds’ timing differences on a tax basis were as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Timing differences (Qualified Late Year Loss Deferral/Post October Loss Deferral/Straddle Loss Deferrals)	$(77,481)	$(748,064)	$—

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Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

7. TAX INFORMATION (continued)

As of April 30, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Tax Cost	$435,609,534	$517,259,943	$235,030,712
Gross unrealized gain	82,298,420	4,796,967	20,043,025
Gross unrealized loss	(18,991,682)	(15,818,945)	(13,393,133)
Net unrealized security gain	$63,306,738	$(11,021,978)	$6,649,892

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts, and differences in the tax treatment of underlying fund investments, passive foreign investment company investments, and swap transactions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market

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GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

8. OTHER RISKS (continued)

countries are very often undeveloped and may be considerably less well-regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Industry Concentration Risk — The Multi-Manager Real Assets Strategy Fund concentrates its investments in the real estate group of industries, which has historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that

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GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2018 (Unaudited)

8. OTHER RISKS (continued)

lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 – Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The amendments are effective for the Funds’ fiscal year ended October 31, 2019. GSAM is currently evaluating the impact, if any, of the amendments to the Funds.

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GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued.

Effective June 4, 2018, Scharf Investments, LLC (“Scharf”) will no longer be an Underlying Manager for the Multi-Manager Global Equity Fund.

Effective May 11, 2018, TCW Investment Management Company LLC (“TCW”) will serve as an Underlying Manager for the Multi-Manager Non-Core Fixed Income Fund.

Other than the above, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager Global Equity Fund

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class R6 Shares(a)
Shares sold	4,364,922	$50,040,005	11,205,777	$124,275,010
Reinvestment of distributions	1,422,831	16,134,908	978,104	9,419,142
Shares redeemed	(2,887,971)	(33,700,005)	(32,784,675)	(333,507,466)
NET INCREASE (DECREASE)	2,899,782	$32,474,908	(20,600,794)	$(199,813,314)

	Multi-Manager Non-Core Fixed Income Fund

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class R6 Shares(a)
Shares sold	15,162,984	$144,515,010	16,314,787	$156,040,015
Reinvestment of distributions	1,305,858	12,406,509	1,761,790	16,839,680
Shares redeemed	(714,855)	(6,750,010)	(7,919,941)	(75,927,513)
NET INCREASE	15,753,987	$150,171,509	10,156,636	$96,952,182

	Multi-Manager Real Assets Strategy Fund

	For the Six Months Ended April 30, 2018 (Unaudited)		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class R6 Shares(a)
Shares sold	4,947,261	$46,625,000	4,307,024	$41,100,000
Reinvestment of distributions	567,208	5,483,013	778,245	7,119,599
Shares redeemed	—	—	(16,749,658)	(153,945,693)
NET INCREASE (DECREASE)	5,514,469	$52,108,013	(11,664,389)	$(105,726,094)

(a)	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.

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GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Fund Expenses — Six Months Ended April 30, 2018 (Unaudited)

As a shareholder of Class R6 Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2017 through April 30, 2018, which represents a period of 181 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Global Equity Fund				Multi-Manager Non-Core Fixed Income Fund				Multi-Manager Real Assets Strategy Fund
Share Class	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*	Beginning Account Value 11/1/17	Ending Account Value 4/30/18		Expenses Paid for the 6 months ended 4/30/18*
Class R6(a)
Actual	$1,000.00	$1,029.40		$4.28	$1,000.00	$1,000.40		$3.47	$1,000.00	$995.00		$4.45
Hypothetical 5% return	1,000.00	1,020.58	+	4.26	1,000.00	1,021.32	+	3.51	1,000.00	1,020.33	+	4.51
+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class R6
Multi-Manager Global Equity	0.85%
Multi-Manager Non-Core Fixed Income	0.70
Multi-Manager Real Assets Strategy	0.90
(a)	Effective January 16, 2018, Institutional Shares were redesignated as Class R6 Shares.

112

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.29 trillion in assets under supervision as of March 31, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund[4]

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund[5]
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund[6]
∎	Concentrated Growth Fund[7]
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund[8]
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[9]
∎	International Equity ESG Fund[10]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund[11]
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed the Goldman Sachs Total Emerging Markets Income Fund.
[5]	Effective on June 20, 2017, the Goldman Sachs Growth and Income Fund was renamed the Goldman Sachs Equity Income Fund.
[6]	Effective after the close of business on August 31, 2017, the Goldman Sachs Flexible Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Fund.
[7]	Effective on July 28, 2017, the Goldman Sachs Focused Growth Fund was reorganized with and into the Goldman Sachs Concentrated Growth Fund.
[8]	Effective after the close of business on October 31, 2017, the Goldman Sachs Dynamic U.S. Equity Fund was renamed the Goldman Sachs Blue Chip Fund.
[9]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[10]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
[11]	Effective after the close of business on October 30, 2017, the Goldman Sachs Dynamic Allocation Fund was renamed the Goldman Sachs Alternative Premia Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Cheryl K. Beebe, Chair Lawrence Hughes John F. Killian Steven D. Krichmar James A. McNamara

OFFICERS

James A. McNamara, President

Scott M. McHugh Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of April 30, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit. Past correlations are not indicative of future correlations, which may vary.

THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY AND IS PROVIDED SOLELY ON THE BASIS THAT IT WILL NOT CONSTITUTE INVESTMENT OR OTHER ADVICE OR A RECOMMENDATION RELATING TO ANY PERSON’S OR PLAN’S INVESTMENT OR OTHER DECISIONS, AND GOLDMAN SACHS IS NOT A FIDUCIARY OR ADVISOR WITH RESPECT TO ANY PERSON OR PLAN BY REASON OF PROVIDING THE MATERIAL OR CONTENT HEREIN INCLUDING UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR DEPARTMENT OF LABOR REGULATIONS. PLAN SPONSORS AND OTHER FIDUCIARIES SHOULD CONSIDER THEIR OWN CIRCUMSTANCES IN ASSESSING ANY POTENTIAL COURSE OF ACTION.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about each Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

© 2018 Goldman Sachs. All rights reserved. 132637-OTU-780276 SMACSAR-18/127

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John F. Killian is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its Multi-Manager Non-Core Fixed Income Fund.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	July 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	July 2, 2018

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs Trust II

Date:	July 2, 2018